UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2009 through April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2010 (Unaudited)

JPMorgan Research Market Neutral Fund
    (formerly JPMorgan Market Neutral Fund)

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	12
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	25

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 1

JPMorgan Research Market Neutral Fund*
(formerly JPMorgan Market Neutral Fund)

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)**	(0.30)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (Primary Benchmark)	0.04%

Net Assets as of 4/30/2010 (In Thousands)	$1,113,859

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December of 2009, rising in lockstep before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

The U.S. emerged as the clear winner among developed countries, as continued struggles in the housing market and concerns over increasing U.S. budget deficits were offset by improvement in the manufacturing sector and declines in weekly unemployment claims. In addition, corporate earnings continued to exceed expectations, with a significant amount of companies included in the S&P 500 Index posting better-than-expected revenue.

FUND PERFORMANCE

The JPMorgan Research Market Neutral Fund (Institutional Class Shares) underperformed its primary benchmark for the six months ended April 30, 2010, as negative stock selection in the retail and consumer staple sectors offset positive stock selection in the industrial cyclical and finance sector. In the retail sector, stock selection was negatively impacted by the Fund’s short position in Macy’s, Inc.

Among other individual detractors from relative performance, the Fund’s long position in communications-equipment provider QUALCOMM, Inc. declined after the company announced disappointing fourth-quarter earnings, primarily because of lower sales in its handset segment. The Fund’s long position in Google, Inc. detracted from relative performance as shares of the company declined on news about its decision to exit the market in China. While the company currently derives only a small percentage of its revenue from the Chinese market, investors view China as a high growth market for Google. The Fund’s short position in Estee Lauder Cos., Inc. also detracted from relative performance.

Long positions in SanDisk Corp. and Sprint Nextel Corp. were among the Fund’s largest individual contributors to relative performance. SanDisk, a computer storage devices company, reported strong first quarter earnings and raised its earnings outlook for the rest of the year. Sprint, a communication services company, benefited from strong earnings and continued efforts to reduce overhead and lower expenses. The Fund’s long position in Walt Disney Co. contributed to relative performance, as Disney was a major beneficiary of better trends in advertisement spending. Disney’s ESPN division performed particularly well, with higher advertisement revenues driven by better ratings and pricing power. The Fund’s long position in Cliffs Natural Resources, Inc. also contributed to relative performance.

HOW THE FUND WAS MANAGED

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing***. The Fund’s portfolio managers continued to manage the Fund with a diversified approach, seeking long positions (buy) in stocks that were undervalued relative to their view of the stocks’ fair value. The Fund’s portfolio managers also maintained short positions (sell) in stocks they believed were overvalued. Furthermore, they continued to seek long investment opportunities in companies with strong fundamentals and short investment opportunities in companies with weak fundamentals. The Fund’s turnover was somewhat higher than previous reporting periods as the Fund’s portfolio managers attempted to capitalize on the attractive investment opportunities in the current market environment.

*	The Fund’s name was changed from JPMorgan Market Neutral Fund to JPMorgan Research Market Neutral Fund on February 28, 2010.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO*

1.	Walt Disney Co. (The)	2.3%
2.	QUALCOMM, Inc.	1.9
3.	Analog Devices, Inc.	1.8
4.	PACCAR, Inc.	1.7
5.	Novellus Systems, Inc.	1.6
6.	Intersil Corp., Class A	1.5
7.	Merck & Co., Inc.	1.5
8.	Philip Morris International, Inc.	1.4
9.	General Mills, Inc.	1.4
10.	Aflac, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	Microchip Technology, Inc.	2.8%
2.	Linear Technology Corp.	2.8
3.	PepsiCo, Inc.	2.5
4.	Johnson & Johnson	2.3
5.	Intel Corp.	1.8
6.	Eli Lilly & Co.	1.8
7.	Texas Instruments, Inc.	1.6
8.	AT&T, Inc.	1.5
9.	Lincoln National Corp.	1.4
10.	Colgate-Palmolive Co.	1.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*

Financials	22.2%
Information Technology	19.3
Industrials	10.8
Consumer Discretionary	9.8
Consumer Staples	8.0
Health Care	7.3
Materials	5.2
Energy	3.8
Telecommunication Services	3.3
Utilities	2.5
U.S. Treasury Obligation	0.1
Short Term Investment	7.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**

Financials	25.2%
Information Technology	22.3
Industrials	11.4
Consumer Discretionary	9.4
Consumer Staples	8.5
Health Care	8.4
Materials	6.0
Energy	3.6
Utilities	2.7
Telecommunication Services	2.5

*	Percentages indicated are based upon total long investments as of April 30, 2010. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 3

JPMorgan Research Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(0.50)%	3.47%	3.97%	3.15%
With Sales Charge*		(5.71)	(1.96)	2.85	2.59
CLASS B SHARES	2/28/02
Without CDSC		(0.71)	2.98	3.46	2.74
With CDSC**		(5.71)	(2.02)	3.11	2.74
CLASS C SHARES	11/2/09
Without CDSC		(0.71)	2.98	3.46	2.73
With CDSC***		(1.71)	1.98	3.46	2.73
INSTITUTIONAL CLASS SHARES	12/31/98	(0.30)	3.94	4.48	3.52
SELECT CLASS SHARES	11/2/09	(0.43)	3.81	4.45	3.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares and, prior to February 28, 2002, Institutional Class Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Class Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 97.5%(j)
Common Stocks — 89.9%
	Consumer Discretionary — 9.5%
	Auto Components — 0.6%
202	Johnson Controls, Inc.	6,779
	Hotels, Restaurants & Leisure — 1.0%
72	Carnival Corp.	2,994
271	International Game Technology	5,708
56	Yum! Brands, Inc.	2,358
		11,060
	Household Durables — 0.6%
122	KB Home	2,257
236	Lennar Corp., Class A	4,696
		6,953
	Internet & Catalog Retail — 0.5%
34	Amazon.com, Inc. (a)	4,626
56	Expedia, Inc.	1,320
		5,946
	Media — 4.2%
666	Gannett Co., Inc.	11,334
316	Time Warner, Inc.	10,437
687	Walt Disney Co. (The)	25,305
		47,076
	Multiline Retail — 0.8%
154	J.C. Penney Co., Inc.	4,498
85	Kohl’s Corp. (a)	4,677
		9,175
	Specialty Retail — 1.3%
83	GameStop Corp., Class A (a)	2,024
129	Lowe’s Cos., Inc.	3,493
279	Staples, Inc.	6,560
38	TJX Cos., Inc.	1,770
		13,847
	Textiles, Apparel & Luxury Goods — 0.5%
129	Coach, Inc.	5,382
	Total Consumer Discretionary	106,218
	Consumer Staples — 7.9%
	Beverages — 1.3%
266	Coca-Cola Co. (The)	14,234
	Food & Staples Retailing — 0.8%
91	CVS/Caremark Corp.	3,377
67	Kroger Co. (The)	1,494
115	SYSCO Corp.	3,638
		8,509
	Food Products — 2.7%
114	Archer-Daniels-Midland Co.	3,180
146	Campbell Soup Co.	5,246
212	General Mills, Inc.	15,122
85	Kellogg Co.	4,681
110	Sara Lee Corp.	1,560
		29,789
	Household Products — 1.7%
179	Kimberly-Clark Corp.	10,947
137	Procter & Gamble Co. (The)	8,522
		19,469
	Tobacco — 1.4%
314	Philip Morris International, Inc.	15,391
	Total Consumer Staples	87,392
	Energy — 3.7%
	Energy Equipment & Services — 0.4%
52	Halliburton Co.	1,585
77	Noble Corp., (Switzerland) (a)	3,029
		4,614
	Oil, Gas & Consumable Fuels — 3.3%
41	Apache Corp.	4,208
41	ConocoPhillips	2,450
42	EOG Resources, Inc.	4,675
61	Exxon Mobil Corp.	4,146
49	Noble Energy, Inc.	3,774
80	Occidental Petroleum Corp.	7,131
68	Pioneer Natural Resources Co.	4,348
265	Valero Energy Corp.	5,511
		36,243
	Total Energy	40,857
	Financials — 21.6%
	Capital Markets — 0.9%
31	Goldman Sachs Group, Inc. (The)	4,567
109	Morgan Stanley	3,300
44	State Street Corp.	1,905
		9,772
	Commercial Banks — 4.4%
200	Associated Banc-Corp.	2,906
281	BB&T Corp.	9,324
469	Fifth Third Bancorp	6,995
53	PNC Financial Services Group, Inc.	3,552
312	Regions Financial Corp.	2,762
127	SVB Financial Group (a)	6,267
117	TCF Financial Corp.	2,178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 5

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Banks — Continued
171	U.S. Bancorp	4,564
310	Wells Fargo & Co.	10,277
52	Wilmington Trust Corp.	894
		49,719
	Consumer Finance — 0.1%
18	Capital One Financial Corp.	781
	Diversified Financial Services — 1.3%
338	Bank of America Corp.	6,020
1,105	Citigroup, Inc. (a)	4,827
6	CME Group, Inc.	2,102
108	NASDAQ OMX Group, Inc. (The) (a)	2,276
		15,225
	Insurance — 5.5%
232	ACE Ltd., (Switzerland)	12,322
294	Aflac, Inc.	14,987
64	AON Corp.	2,705
40	Everest Re Group Ltd., (Bermuda)	3,035
164	MetLife, Inc.	7,466
28	PartnerRe Ltd., (Bermuda)	2,180
49	Prudential Financial, Inc.	3,108
222	RenaissanceRe Holdings Ltd., (Bermuda)	12,425
156	XL Capital Ltd., (Bermuda), Class A	2,772
		61,000
	Real Estate Investment Trusts (REITs) — 9.3%
50	Alexandria Real Estate Equities, Inc.	3,541
152	American Campus Communities, Inc.	4,268
459	Apartment Investment & Management Co., Class A	10,282
683	Brandywine Realty Trust	8,706
121	Digital Realty Trust, Inc.	7,085
175	DuPont Fabros Technology, Inc.	3,882
33	EastGroup Properties, Inc.	1,353
188	Equity Lifestyle Properties, Inc.	10,453
87	Equity Residential	3,920
95	Health Care REIT, Inc.	4,286
471	Host Hotels & Resorts, Inc.	7,655
145	Liberty Property Trust	4,913
119	Mid-America Apartment Communities, Inc.	6,599
176	Omega Healthcare Investors, Inc.	3,528
68	Rayonier, Inc.	3,326
135	Regency Centers Corp.	5,525
187	Senior Housing Properties Trust	4,208
111	Simon Property Group, Inc.	9,881
		103,411
	Thrifts & Mortgage Finance — 0.1%
48	New York Community Bancorp, Inc.	782
	Total Financials	240,690
	Health Care — 7.1%
	Biotechnology — 2.3%
98	Alexion Pharmaceuticals, Inc. (a)	5,367
100	Biogen Idec, Inc. (a)	5,341
215	Celgene Corp. (a)	13,315
43	Gilead Sciences, Inc. (a)	1,708
		25,731
	Health Care Equipment & Supplies — 0.8%
49	Baxter International, Inc.	2,333
142	Covidien plc, (Ireland)	6,807
		9,140
	Health Care Providers & Services — 1.3%
82	Aetna, Inc.	2,420
93	Cardinal Health, Inc.	3,240
84	CIGNA Corp.	2,706
61	Medco Health Solutions, Inc. (a)	3,565
41	WellPoint, Inc. (a)	2,222
		14,153
	Life Sciences Tools & Services — 0.1%
26	Thermo Fisher Scientific, Inc. (a)	1,410
	Pharmaceuticals — 2.6%
233	Abbott Laboratories	11,933
468	Merck & Co., Inc.	16,411
		28,344
	Total Health Care	78,778
	Industrials — 10.6%
	Aerospace & Defense — 2.2%
96	Honeywell International, Inc.	4,576
183	Northrop Grumman Corp.	12,389
93	United Technologies Corp.	6,982
		23,947
	Electrical Equipment — 1.1%
228	Emerson Electric Co.	11,882
	Industrial Conglomerates — 0.2%
70	Tyco International Ltd., (Switzerland)	2,715
	Machinery — 3.7%
162	Deere & Co.	9,715
24	Eaton Corp.	1,813
402	PACCAR, Inc.	18,699
165	Parker Hannifin Corp.	11,387
		41,614

SEE NOTES TO FINANCIAL STATEMENTS.

6 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Road & Rail — 2.8%
208	CSX Corp.	11,639
131	Norfolk Southern Corp.	7,766
156	Union Pacific Corp.	11,780
		31,185
	Trading Companies & Distributors — 0.6%
198	GATX Corp.	6,473
	Total Industrials	117,816
	Information Technology — 18.8%
	Communications Equipment — 2.9%
220	Cisco Systems, Inc. (a)	5,909
224	Juniper Networks, Inc. (a)	6,374
532	QUALCOMM, Inc.	20,600
		32,883
	Computers & Peripherals — 1.1%
196	Hewlett-Packard Co.	10,171
52	SanDisk Corp. (a)	2,068
		12,239
	Electronic Equipment, Instruments & Components — 1.3%
748	Corning, Inc.	14,407
	Internet Software & Services — 1.3%
28	Google, Inc., Class A (a)	14,922
	IT Services — 1.1%
93	Cognizant Technology Solutions Corp., Class A (a)	4,780
236	Genpact Ltd., (Bermuda) (a)	3,990
13	MasterCard, Inc., Class A	3,175
		11,945
	Semiconductors & Semiconductor Equipment — 10.1%
637	Analog Devices, Inc.	19,053
476	Applied Materials, Inc.	6,559
231	Broadcom Corp., Class A	7,950
1,125	Intersil Corp., Class A	16,734
1,582	LSI Corp. (a)	9,524
702	Marvell Technology Group Ltd., (Bermuda) (a)	14,505
176	MEMC Electronic Materials, Inc. (a)	2,281
658	Novellus Systems, Inc. (a)	17,234
807	PMC-Sierra, Inc. (a)	7,146
119	Teradyne, Inc. (a)	1,451
371	Xilinx, Inc.	9,555
		111,992
	Software — 1.0%
373	Microsoft Corp.	11,378
	Total Information Technology	209,766
	Materials — 5.1%
	Chemicals — 3.3%
51	Air Products & Chemicals, Inc.	3,893
378	Dow Chemical Co. (The)	11,667
359	E.l. du Pont de Nemours & Co.	14,298
98	PPG Industries, Inc.	6,875
		36,733
	Metals & Mining — 1.8%
55	Cliffs Natural Resources, Inc.	3,464
197	Freeport-McMoRan Copper & Gold, Inc.	14,849
60	Vale S.A., (Brazil), ADR	1,834
		20,147
	Total Materials	56,880
	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 0.8%
309	Verizon Communications, Inc.	8,921
	Wireless Telecommunication Services — 2.4%
206	American Tower Corp., Class A (a)	8,423
131	Crown Castle International Corp. (a)	4,940
3,175	Sprint Nextel Corp. (a)	13,493
		26,856
	Total Telecommunication Services	35,777
	Utilities — 2.4%
	Electric Utilities — 1.2%
102	Edison International	3,506
94	FPL Group, Inc.	4,898
385	NV Energy, Inc.	4,804
		13,208
	Multi-Utilities — 0.6%
297	Xcel Energy, Inc.	6,467
	Water Utilities — 0.6%
323	American Water Works Co., Inc.	7,026
	Total Utilities	26,701
	Total Common Stocks (Cost $917,200)	1,000,875

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
965	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $970)	969

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 7

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.5%
	Investment Company — 7.5%
84,132	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $84,132)	84,132
	Total Investments — 97.5% (Cost $1,002,302)	1,085,976
	Other Assets in Excess of Liabilities — 2.5%	27,883
	NET ASSETS — 100.0%	$1,113,859
Short Positions — 90.0%
Common Stocks — 90.0%
	Consumer Discretionary — 8.5%
	Automobiles — 0.5%
427	Ford Motor Co. (a)	5,553
	Diversified Consumer Services — 0.5%
91	DeVry, Inc.	5,659
	Hotels, Restaurants & Leisure — 0.9%
152	Marriott International, Inc., Class A	5,605
173	Starbucks Corp.	4,506
		10,111
	Household Durables — 0.4%
183	Pulte Group, Inc. (a)	2,391
61	Toll Brothers, Inc. (a)	1,386
		3,777
	Leisure Equipment & Products — 0.3%
147	Mattel, Inc.	3,389
	Media — 4.2%
430	Comcast Corp., Class A	8,482
489	New York Times Co. (The), Class A (a)	4,849
445	News Corp., Class B	7,922
135	Omnicom Group, Inc.	5,778
163	Scripps Networks Interactive, Inc., Class A	7,368
159	Viacom, Inc., Class B (a)	5,621
14	Washington Post Co. (The), Class B	6,918
		46,938
	Multiline Retail — 0.7%
329	Macy’s, Inc.	7,635
	Specialty Retail — 1.0%
51	Gap, Inc. (The)	1,259
61	Ross Stores, Inc.	3,410
86	Sherwin-Williams Co. (The)	6,738
		11,407
	Total Consumer Discretionary	94,469
	Consumer Staples — 7.6%
	Beverages — 2.2%
381	PepsiCo, Inc.	24,868
	Food & Staples Retailing — 0.9%
94	Costco Wholesale Corp.	5,565
105	Safeway, Inc.	2,488
67	Whole Foods Market, Inc. (a)	2,626
		10,679
	Food Products — 2.0%
466	ConAgra Foods, Inc.	11,413
230	Hershey Co. (The)	10,824
		22,237
	Household Products — 1.5%
53	Church & Dwight Co., Inc.	3,650
151	Colgate-Palmolive Co.	12,665
		16,315
	Personal Products — 0.8%
146	Avon Products, Inc.	4,728
62	Estee Lauder Cos., Inc. (The), Class A	4,070
		8,798
	Tobacco — 0.2%
99	Altria Group, Inc.	2,100
	Total Consumer Staples	84,997
	Energy — 3.2%
	Energy Equipment & Services — 0.2%
25	Transocean Ltd., (Switzerland) (a)	1,811
	Oil, Gas & Consumable Fuels — 3.0%
182	Chesapeake Energy Corp.	4,339
90	Chevron Corp.	7,297
308	Denbury Resources, Inc. (a)	5,892
222	Sunoco, Inc.	7,280
698	Tesoro Corp.	9,183
		33,991
	Total Energy	35,802
	Financials — 22.7%
	Capital Markets — 2.1%
7	BlackRock, Inc.	1,325
198	Charles Schwab Corp. (The)	3,825
166	Federated Investors, Inc., Class B	3,996
11	Franklin Resources, Inc.	1,255
134	Northern Trust Corp.	7,373
96	T. Rowe Price Group, Inc.	5,509
		23,283

SEE NOTES TO FINANCIAL STATEMENTS.

8 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — 5.2%
169	BancorpSouth, Inc.	3,749
83	Bank of Hawaii Corp.	4,379
47	Commerce Bancshares, Inc.	1,943
99	Cullen/Frost Bankers, Inc.	5,900
363	FirstMerit Corp.	8,527
1,103	KeyCorp	9,946
102	M&T Bank Corp.	8,921
27	Prosperity Bancshares, Inc.	1,067
149	UMB Financial Corp.	6,282
142	Valley National Bancorp	2,298
78	Westamerica Bancorp	4,584
		57,596
	Consumer Finance — 0.3%
79	American Express Co.	3,662
	Insurance — 5.7%
83	American International Group, Inc. (a)	3,216
71	Assurant, Inc.	2,590
63	Chubb Corp.	3,331
277	Hartford Financial Services Group, Inc.	7,911
466	Lincoln National Corp.	14,259
219	Marsh & McLennan Cos., Inc.	5,314
430	Progressive Corp. (The)	8,634
146	Travelers Cos., Inc. (The)	7,418
398	W.R. Berkley Corp.	10,757
		63,430
	Real Estate Investment Trusts (REITs) — 9.4%
152	Associated Estates Realty Corp.	2,130
84	AvalonBay Communities, Inc.	8,739
495	Colonial Properties Trust	7,798
238	Corporate Office Properties Trust	9,643
958	DCT Industrial Trust, Inc.	5,040
625	Developers Diversified Realty Corp.	7,678
568	Douglas Emmett, Inc.	9,510
453	Duke Realty Corp.	6,122
399	Equity One, Inc.	7,746
318	HCP, Inc.	10,221
23	Macerich Co. (The)	1,030
409	Post Properties, Inc.	10,544
127	SL Green Realty Corp.	7,914
182	Ventas, Inc.	8,582
87	Weingarten Realty Investors	2,016
		104,713
	Total Financials	252,684
	Health Care — 7.6%
	Biotechnology — 1.2%
62	Amgen, Inc. (a)	3,539
85	Amylin Pharmaceuticals, Inc. (a)	1,756
114	Genzyme Corp. (a)	6,093
98	Isis Pharmaceuticals, Inc. (a)	1,058
45	Onyx Pharmaceuticals, Inc. (a)	1,291
		13,737
	Health Care Equipment & Supplies — 0.5%
21	Becton, Dickinson & Co.	1,570
63	Varian Medical Systems, Inc. (a)	3,549
		5,119
	Health Care Providers & Services — 1.5%
93	DaVita, Inc. (a)	5,821
48	Laboratory Corp. of America Holdings (a)	3,756
66	Quest Diagnostics, Inc.	3,767
108	UnitedHealth Group, Inc.	3,287
		16,631
	Life Sciences Tools & Services — 0.5%
79	Waters Corp. (a)	5,687
	Pharmaceuticals — 3.9%
520	Eli Lilly & Co.	18,185
353	Johnson & Johnson	22,727
46	Watson Pharmaceuticals, Inc. (a)	1,961
		42,873
	Total Health Care	84,047
	Industrials — 10.2%
	Aerospace & Defense — 3.7%
113	Boeing Co. (The)	8,163
110	General Dynamics Corp.	8,384
81	ITT Corp.	4,479
142	Lockheed Martin Corp.	12,020
150	Raytheon Co.	8,725
		41,771
	Air Freight & Logistics — 1.6%
77	FedEx Corp.	6,904
151	United Parcel Service, Inc., Class B	10,426
		17,330
	Commercial Services & Supplies — 0.2%
52	Waste Management, Inc.	1,817
	Electrical Equipment — 1.0%
23	First Solar, Inc. (a)	3,331
134	Rockwell Automation, Inc.	8,124
		11,455

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 9

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrial Conglomerates — 0.6%
81	3M Co.	7,165
	Machinery — 1.5%
38	Caterpillar, Inc.	2,594
188	Illinois Tool Works, Inc.	9,619
125	Ingersoll-Rand plc, (Ireland)	4,634
		16,847
	Road & Rail — 1.6%
401	Heartland Express, Inc.	6,637
265	Knight Transportation, Inc.	5,632
241	Werner Enterprises, Inc.	5,400
		17,669
	Total Industrials	114,054
	Information Technology — 20.0%
	Communications Equipment — 1.4%
155	Ciena Corp. (a)	2,860
342	JDS Uniphase Corp. (a)	4,448
222	Motorola, Inc. (a)	1,572
229	Nokia OYJ, (Finland), ADR (a)	2,790
447	Tellabs, Inc.	4,062
		15,732
	Computers & Peripherals — 1.1%
255	Dell, Inc. (a)	4,122
269	EMC Corp. (a)	5,115
61	NetApp, Inc. (a)	2,111
79	QLogic Corp. (a)	1,537
		12,885
	Electronic Equipment, Instruments & Components — 0.5%
141	Agilent Technologies, Inc. (a)	5,105
	Internet Software & Services — 1.6%
251	AOL, Inc. (a)	5,863
202	eBay, Inc. (a)	4,815
423	Yahoo!, Inc. (a)	6,994
		17,672
	IT Services — 1.5%
129	Automatic Data Processing, Inc.	5,585
107	Paychex, Inc.	3,268
269	SAIC, Inc. (a)	4,677
36	Visa, Inc., Class A	3,221
		16,751
	Semiconductors & Semiconductor Equipment — 12.2%
272	Altera Corp.	6,895
78	Atheros Communications, Inc. (a)	3,022
448	Cypress Semiconductor Corp. (a)	5,771
800	Intel Corp.	18,265
287	Lam Research Corp. (a)	11,626
924	Linear Technology Corp.	27,776
505	Maxim Integrated Products, Inc.	9,804
971	Microchip Technology, Inc.	28,354
149	Micron Technology, Inc. (a)	1,396
204	NVIDIA Corp. (a)	3,199
336	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	3,554
606	Texas Instruments, Inc.	15,754
		135,416
	Software — 1.7%
83	Adobe Systems, Inc. (a)	2,785
286	Electronic Arts, Inc. (a)	5,535
319	Oracle Corp.	8,243
396	THQ, Inc. (a)	3,011
		19,574
	Total Information Technology	223,135
	Materials — 5.4%
	Chemicals — 3.3%
43	Ecolab, Inc.	2,076
117	H.B. Fuller Co.	2,737
62	Monsanto Co.	3,888
211	Olin Corp.	4,429
150	OM Group, Inc. (a)	5,677
64	Potash Corp. of Saskatchewan, Inc., (Canada)	7,028
66	Praxair, Inc.	5,537
171	Valspar Corp.	5,368
		36,740
	Metals & Mining — 2.1%
281	AK Steel Holding Corp.	4,702
528	Alcoa, Inc.	7,095
65	Nucor Corp.	2,957
166	United States Steel Corp.	9,090
		23,844
	Total Materials	60,584
	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.4%
582	AT&T, Inc.	15,157

SEE NOTES TO FINANCIAL STATEMENTS.

10 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Wireless Telecommunication Services — 0.9%
288	SBA Communications Corp., Class A (a)	10,190
	Total Telecommunication Services	25,347
	Utilities — 2.5%
	Electric Utilities — 1.0%
69	Exelon Corp.	3,017
110	FirstEnergy Corp.	4,181
99	Progress Energy, Inc.	3,940
		11,138
	Gas Utilities — 0.3%
68	EQT Corp.	2,944
	Multi-Utilities — 0.8%
144	Consolidated Edison, Inc.	6,518
41	DTE Energy Co.	1,970
		8,488
	Water Utilities — 0.4%
271	Aqua America, Inc.	4,969
	Total Utilities	27,539
	Total Short Positions (Proceeds $952,148)	$1,002,658

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
47	E-mini S&P 500	06/18/10	$2,781	$(37)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of April 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 11

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$1,001,844
Investments in affiliates, at value	84,132
Total investment securities, at value	1,085,976
Cash	112
Deposits at broker for securities sold short	1,030,032
Receivables:
Investment securities sold	45,645
Fund shares sold	11,809
Interest and dividends	736
Total Assets	2,174,310

LIABILITIES:
Payables:
Dividends for securities sold short	1,015
Investment securities purchased	46,304
Securities sold short, at value	1,002,658
Fund shares redeemed	9,449
Variation margin on futures contracts	49
Accrued liabilities:
Investment advisory fees	586
Administration fees	73
Shareholder servicing fees	136
Distribution fees	76
Custodian and accounting fees	21
Trustees’ and Chief Compliance Officer’s fees	2
Other	82
Total Liabilities	1,060,451
Net Assets	$1,113,859

SEE NOTES TO FINANCIAL STATEMENTS.

12 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

Research Market Neutral Fund
NET ASSETS:
Paid in capital	$1,121,919
Accumulated net investment loss	(5,017)
Accumulated net realized gains (losses)	(36,170)
Net unrealized appreciation (depreciation)	33,127
Total Net Assets	$1,113,859
Net Assets:
Class A	$334,669
Class B	2,973
Class C	11,794
Institutional Class	387,685
Select Class	376,738
Total	$1,113,859

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	22,083
Class B	201
Class C	797
Institutional Class	25,024
Select Class	24,353

Net Asset Value:
Class A — Redemption price per share	$15.16
Class B — Offering price per share (a)	14.79
Class C — Offering price per share (a)	14.79
Institutional Class — Offering and redemption price per share	15.49
Select Class — Offering and redemption price per share	15.47
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$16.00

Cost of investments in non-affiliates	$918,170
Cost of investments in affiliates	84,132
Proceeds from securities sold short	952,148

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 13

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5
Dividend income from non-affiliates	5,593
Interest income from affiliates	— (a)
Dividend income from affiliates	23
Total investment income	5,621
EXPENSES:
Investment advisory fees	3,839
Administration fees	288
Distribution fees:
Class A	317
Class B	12
Class C	16
Shareholder servicing fees:
Class A	317
Class B	4
Class C	5
Institutional Class	135
Select Class	104
Custodian and accounting fees	28
Interest expense to non-affiliates on securities sold short	237
Professional fees	40
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	49
Registration and filing fees	141
Transfer agent fees	167
Dividend expense on securities sold short	6,596
Other	8
Total expenses	12,306
Less amounts waived	(1,669)
Less earnings credits	— (a)
Net expenses	10,637
Net investment income (loss)	(5,016)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,822
Futures	(389)
Securities sold short	(54,578)
Net realized gain (loss)	(18,145)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	57,852
Futures	(21)
Securities sold short	(45,254)
Change in net unrealized appreciation (depreciation)	12,577
Net realized/unrealized gains (losses)	(5,568)
Change in net assets resulting from operations	$(10,584)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Market Neutral Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,016)	$(1,874)
Net realized gain (loss)	(18,145)	(4,756)
Change in net unrealized appreciation (depreciation)	12,577	16,498
Change in net assets resulting from operations	(10,584)	9,868

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(2,100)	—
Class B
From net realized gains	(35)	—
Class C (a)
From net realized gains	(4)	—
Institutional Class
From net realized gains	(1,627)	—
Select Class (a)
From net realized gains	(275)	—
Total distributions to shareholders	(4,041)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	824,490	257,981

NET ASSETS:
Change in net assets	809,865	267,849
Beginning of period	303,994	36,145
End of period	$1,113,859	$303,994
Accumulated net investment loss	$(5,017)	$(1)

(a)	Commencement of offering of class of shares effective November 2, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Market Neutral Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$221,456	$196,365
Dividends and distributions reinvested	1,743	—
Cost of shares redeemed	(62,914)	(37,716)
Change in net assets from Class A capital transactions	$160,285	$158,649
Class B
Proceeds from shares issued	$76	$2,868
Dividends and distributions reinvested	21	—
Cost of shares redeemed	(581)	(363)
Change in net assets from Class B capital transactions	$(484)	$2,505
Class C (b)
Proceeds from shares issued	$12,178	$—
Dividends and distributions reinvested	4	—
Cost of shares redeemed	(251)	—
Change in net assets from Class C capital transactions	$11,931	$—
Institutional Class
Proceeds from shares issued	$348,453	$143,676
Dividends and distributions reinvested	1,426	—
Cost of shares redeemed	(78,828)	(46,849)
Change in net assets from Institutional Class capital transactions	$271,051	$96,827
Select Class (b)
Proceeds from shares issued	$389,842	$—
Dividends and distributions reinvested	274	—
Cost of shares redeemed	(8,409)	—
Change in net assets from Select Class capital transactions	$381,707	$—

Total change in net assets from capital transactions	$824,490	$257,981

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

	Research Market Neutral Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	14,435	12,983
Reinvested	114	—
Redeemed	(4,107)	(2,500)
Change in Class A Shares	10,442	10,483
Class B
Issued	5	197
Reinvested	2	—
Redeemed	(39)	(25)
Change in Class B Shares	(32)	172
Class C (b)
Issued	814	—
Reinvested	— (a)	—
Redeemed	(17)	—
Change in Class C Shares	797	—
Institutional Class
Issued	22,229	9,407
Reinvested	91	—
Redeemed	(5,033)	(3,025)
Change in Institutional Class Shares	17,287	6,382
Select Class (b)
Issued	24,873	—
Reinvested	18	—
Redeemed	(538)	—
Change in Select Class Shares	24,353	—

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 2, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Net asset value, end of period
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$15.39	$(0.15	)(f)	$ 0.07	$(0.08)	$—	$(0.15)	$—	$(0.15)	$15.16
Year Ended October 31, 2009	13.94	(0.25	)(f)(g)	1.70 (g)	1.45	—	—	—	—	15.39
Year Ended October 31, 2008	14.49	0.10	(f)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)	13.94
Year Ended October 31, 2007	14.01	0.40	(f)	0.70	1.10	(0.62)	—	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(f)	0.70	1.06	(0.68)	—	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	—	(0.24)	13.63

Class B
Six Months Ended April 30, 2010 (Unaudited)	15.05	(0.19	)(f)	0.08	(0.11)	—	(0.15)	—	(0.15)	14.79
Year Ended October 31, 2009	13.71	(0.32	)(f)(g)	1.66 (g)	1.34	—	—	—	—	15.05
Year Ended October 31, 2008	14.27	0.02	(f)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)	13.71
Year Ended October 31, 2007	13.81	0.34	(f)	0.67	1.01	(0.55)	—	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(f)	0.70	0.98	(0.62)	—	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	—	(0.18)	13.45

Class C
November 2, 2009(j) through April 30, 2010 (Unaudited)	15.07	(0.17	)(f)	0.04	(0.13)	—	(0.15)	—	(0.15)	14.79

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	15.69	(0.11	)(f)	0.06	(0.05)	—	(0.15)	—	(0.15)	15.49
Year Ended October 31, 2009	14.14	(0.19	)(f)(g)	1.74 (g)	1.55	—	—	—	—	15.69
Year Ended October 31, 2008	14.67	0.18	(f)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)	14.14
Year Ended October 31, 2007	14.18	0.49	(f)	0.68	1.17	(0.68)	—	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(f)	0.74	1.15	(0.75)	—	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	—	(0.28)	13.78

Select Class
November 2, 2009(j) through April 30, 2010 (Unaudited)	15.70	(0.12	)(f)	0.04	(0.08)	—	(0.15)	—	(0.15)	15.47

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing with period ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.73 and total return would have been 10.89% for Institutional Class Shares. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Institutional Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively for Class A and Class B Shares.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%
(i)	Includes interest expense (except interest expense on securities sold short) of 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)		Net expenses (excluding dividend and interest expense for securities sold short)(d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

(0.50)%	$334,669	3.83%		1.49%		(1.93)%		4.32%	1.98%	107%	328%
10.40 (g)	179,117	3.75	(h)	1.52	(h)	(1.66	)(g)	4.33	2.10	218	558
(2.72)	16,147	3.57	(i)	1.51	(i)	0.73		4.43	2.37	—	517
8.02	12,603	3.67	(i)	1.51	(i)	2.81		4.68	2.52	—	387
8.02	3,630	3.70		1.50		2.62		4.85	2.65	—	476
(2.25)	2,968	3.46		1.50		0.99		4.31	2.35	—	313

(0.71)	2,973	4.48		1.99		(2.53)		4.97	2.48	107	328
9.77 (g)	3,512	4.25	(h)	2.02	(h)	(2.21	)(g)	4.87	2.64	218	558
(3.18)	840	4.07	(i)	2.01	(i)	0.15		4.93	2.87	—	517
7.46	572	4.17	(i)	2.01	(i)	2.41		5.23	3.07	—	387
7.49	368	4.20		2.00		2.04		5.35	3.15	—	476
(2.68)	251	3.96		2.00		0.35		5.16	3.20	—	313

(0.84)	11,794	3.98		2.00		(2.25)		4.49	2.50	107	328

(0.30)	387,685	3.25		0.99		(1.38)		3.84	1.58	107	328
10.96 (g)	121,365	3.25	(h)	1.02	(h)	(1.21	)(g)	3.95	1.72	218	558
(2.20)	19,158	3.07	(i)	1.01	(i)	1.25		4.00	1.94	—	517
8.44	29,113	3.17	(i)	1.01	(i)	3.36		4.32	2.16	—	387
8.60	14,737	3.20		1.00		2.97		4.17	1.97	—	476
(1.75)	95,860	2.96		1.00		1.31		3.72	1.76	—	313

(0.49)	376,738	3.01		1.24		(1.52)		3.55	1.79	107	328

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes offered	Diversified/ Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective February 28, 2010, the Market Neutral Fund was renamed the Research Market Neutral Fund with the approval of the Board of Trustees.

Class C and Select Class Shares commenced operations on November 2, 2009.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities#	$1,085,007	$969	$—	$1,085,976
Total Liabilities in Securities Sold Short##	$(999,104)	$(3,554)	$—	$(1,002,658)
Depreciation in Other Financial Instruments
Futures Contracts	$(37)	$—	$—	$(37)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures contracts collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures notional amounts and values as of April 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s futures activities over the reporting period.

C.  Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statement of Operations.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of April 30, 2010, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

22 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$58	$21

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.50%	2.00%	2.00%	1.00%	1.25%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,454	$39	$135	$1,628

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was approximately $41,000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold short
$1,858,343	$1,854,114	$1,247,050	$591,487

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,002,302	$89,137	$5,463	$83,674

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of April 30, 2010, the Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co.

24 J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010	Annualized Expense Ratio
Research Market Neutral Fund
Class A
Actual*	$1,000.00	$995.00	$18.95	3.83%
Hypothetical*	1,000.00	1,005.80	19.05	3.83
Class B
Actual*	1,000.00	992.90	22.14	4.48
Hypothetical*	1,000.00	1,002.58	22.24	4.48
Class C
Actual**	1,000.00	991.60	19.54	3.98
Hypothetical*	1,000.00	1,005.06	19.79	3.98
Institutional Class
Actual*	1,000.00	997.00	16.09	3.25
Hypothetical*	1,000.00	1,008.68	16.19	3.25
Select Class
Actual**	1,000.00	995.10	14.81	3.01
Hypothetical*	1,000.00	1,009.87	15.00	3.01

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). The Class commenced operations on November 2, 2009.

APRIL 30, 2010	J.P. MORGAN SPECIALTY FUNDS 25

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010    All rights reserved. April 2010.         SAN-SPEC-410

Semi-Annual Report

Highbridge Funds

April 30, 2010 (Unaudited)

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	24
Financial Highlights	30
Notes to Financial Statements	32
Schedule of Shareholder Expenses	37

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. ”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010	HIGHBRIDGE FUNDS 1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.25)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (Primary Benchmark)	0.04%

Net Assets as of 4/30/2010 (In Thousands)	$2,962,045

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Stock markets across the globe carried this momentum through November and December, rising across countries and regions before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

The U.S. emerged as the clear winner among developed countries during the reporting period, as corporate earnings continued to exceed expectations, with a significant amount of companies in the S&P 500 posting better-than-expected revenue. The reporting period also saw sharp spikes in trading volatility, brought about by investor uncertainty surrounding the potential fallout from the debt crisis in Europe and the impact of looming financial regulatory reform in the U.S.

FUND PERFORMANCE

The Highbridge Statistical Market Neutral Fund (Select Class Shares) underperformed its primary benchmark for the six months ended April 30, 2010, as three of the four stock selection forecasts used by Highbridge Capital Management, LLC (“Highbridge”) detracted from relative performance during the reporting period.

The Fund’s fundamental forecast takes a long-term perspective and seeks stocks that have a history of earnings growth, generate strong cash flows and efficiently use their capital base. Overall, this forecast hurt the Fund’s performance, particularly in the first two months of the reporting period when investors ignored stocks’ fundamentals and continued to embrace risk. The fundamental forecast added value in January as uncertainty returned to the market, causing investors to become more selective and refocus on fundamentals.

The Fund’s relative value forecast seeks to identify stocks that appear to be mispriced relative to their peers. This forecast detracted from the Fund’s performance, particularly in April, as investors became concerned about sovereign risk and U.S. regulatory financial reform. These concerns produced atypical trends in the market and hindered the forecast’s ability to distinguish between attractive and unattractive stocks.

The Fund’s technical forecast also did not add value during the reporting period. The technical forecast is based on the idea that stock prices react to short-term imbalances in supply and demand. The technical forecast attempts to identify opportunities to exploit these short-term imbalances by providing liquidity to markets (buying or selling stocks) to make a profit.

Event forecasts added value during the reporting period. This theme attempts to identify and incorporate news or other information that may impact stock prices. The model’s analyst-driven forecasts performed well, especially as investors began to focus on company’s earnings, rewarding those companies that reported better-than-expected revenue.

Although the Fund’s strategy is and remains market neutral, it is important to note that the strategy is not market isolated, and therefore may be subject to short-term disruptions in internal market conditions, like those witnessed during the reporting period.

HOW THE FUND WAS MANAGED

The Fund seeks to provide long-term absolute (positive) returns in diverse market environments from a broadly diversified portfolio of stocks, while neutralizing the general risks associated with stock market investing**.

Highbridge manages the Fund using a quantitative investment model. The forecasting component of the process seeks to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selects the Fund’s holdings by balancing expected returns predicted by its forecasting model against common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieves this balancing through the use of proprietary optimization software. The Fund is rebalanced throughout the trading day using a proprietary electronic trading system. The model does not seek to “time” the market or predict which style will outperform. The Fund is diversified among mid and large cap U.S. stocks and attempts to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market. During the reporting period, the Fund focused on stock selection and relied on its four different themes, which the Fund’s portfolio managers believe should drive stock performance over time.

2 HIGHBRIDGE FUNDS	APRIL 30, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Tyson Foods, Inc.	1.1%
2.	Oshkosh Corp.	0.9
3.	Constellation Energy Group, Inc.	0.9
4.	Wal-Mart Stores, Inc.	0.9
5.	Monsanto Co.	0.8
6.	Freeport-McMoRan Copper & Gold, Inc.	0.8
7.	PNC Financial Services Group, Inc.	0.8
8.	Starbucks Corp.	0.8
9.	Gilead Sciences, Inc.	0.8
10.	Eli Lilly & Co.	0.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	PACCAR, Inc.	1.0%
2.	Alliance Data Systems Corp.	1.0
3.	Southern Co.	1.0
4.	Pioneer Natural Resources Co.	1.0
5.	Walt Disney Co. (The)	1.0
6.	H&R Block, Inc.	1.0
7.	Apple, Inc.	1.0
8.	Dominion Resources, Inc.	0.9
9.	Yum! Brands, Inc.	0.9
10.	Agilent Technologies, Inc.	0.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	17.1%
Information Technology	15.3
Health Care	12.6
Industrials	10.3
Financials	8.8
Energy	6.1
Materials	5.8
Consumer Staples	4.4
Utilities	4.4
Telecommunication Services	1.0
Short-Term Investment	14.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Consumer Discretionary	21.1%
Information Technology	16.9
Industrials	11.7
Health Care	11.4
Financials	9.9
Materials	8.3
Energy	7.7
Consumer Staples	6.0
Utilities	5.5
Telecommunication Services	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of April 30, 2010. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	HIGHBRIDGE FUNDS 3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(2.39)%	(2.70)%	0.01%	2.21%
With Sales Charge*		(7.52)	(7.79)	(1.77)	0.97
CLASS C SHARES	11/30/05
Without CDSC		(2.61)	(3.16)	(0.48)	1.71
With CDSC**		(3.61)	(4.16)	(0.48)	1.71
SELECT CLASS SHARES	11/30/05	(2.25)	(2.44)	0.27	2.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 4/30/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 HIGHBRIDGE FUNDS	APRIL 30, 2010

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 97.7% (j)
Common Stocks — 83.8%
		Consumer Discretionary — 16.7%
		Auto Components — 1.4%
274		Autoliv, Inc., (Sweden) (a)	15,000
472		Cooper Tire & Rubber Co.	10,008
24		Dana Holding Corp. (a)	319
11		Federal Mogul Corp. (a)	212
112		Goodyear Tire & Rubber Co. (The) (a)	1,507
141		Johnson Controls, Inc.	4,735
48		Tenneco, Inc. (a)	1,234
251		TRW Automotive Holdings Corp. (a)	8,099
			41,114
		Distributors — 0.0% (g)
18		Genuine Parts Co.	760
		Diversified Consumer Services — 1.1%
2		Capella Education Co. (a)	145
197		Career Education Corp. (a)	5,763
2		Coinstar, Inc. (a)	72
729		Corinthian Colleges, Inc. (a)	11,388
39		DeVry, Inc.	2,413
61		Hillenbrand, Inc.	1,508
35		ITT Educational Services, Inc. (a)	3,581
3		Matthews International Corp., Class A	94
33		Regis Corp.	627
19		Service Corp. International	168
198		Sotheby’s	6,601
			32,360
		Hotels, Restaurants & Leisure — 2.7%
10		Bob Evans Farms, Inc.	311
94		Cheesecake Factory, Inc. (The) (a)	2,544
—	(h)	Chipotle Mexican Grill, Inc. (a)	9
33		Cracker Barrel Old Country Store, Inc.	1,640
93		Darden Restaurants, Inc.	4,149
47		Gaylord Entertainment Co. (a)	1,594
281		International Game Technology	5,926
234		Marriott International, Inc., Class A	8,584
58		Panera Bread Co., Class A (a)	4,541
148		PF Chang’s China Bistro, Inc. (a)	6,473
871		Starbucks Corp.	22,621
1		Texas Roadhouse, Inc. (a)	17
155		Wendy’s/Arby’s Group, Inc., Class A	821
415		Wyndham Worldwide Corp.	11,114
105		Wynn Resorts Ltd.	9,267
			79,611
		Household Durables — 1.5%
690		D.R. Horton, Inc.	10,137
79		Harman International Industries, Inc. (a)	3,120
309		Jarden Corp.	9,932
167		Leggett & Platt, Inc.	4,090
122		Mohawk Industries, Inc. (a)	7,793
84		Pulte Group, Inc. (a)	1,098
82		Ryland Group, Inc.	1,878
68		Whirlpool Corp.	7,398
			45,446
		Internet & Catalog Retail — 0.5%
140		Expedia, Inc.	3,295
261		HSN, Inc. (a)	7,867
252		Liberty Media Corp. — Interactive, Class A (a)	3,875
			15,037
		Leisure Equipment & Products — 0.0% (g)
22		Mattel, Inc.	518
		Media — 2.6%
40		Cablevision Systems Corp., Class A	1,110
69		Cinemark Holdings, Inc.	1,260
157		Comcast Corp., Class A	3,099
260		DIRECTV, Class A (a)	9,404
126		Discovery Communications, Inc., Class A (a)	4,859
26		Discovery Communications, Inc., Class C (a)	857
538		DISH Network Corp., Class A	11,907
66		Gannett Co., Inc.	1,121
1,420		Interpublic Group of Cos., Inc./The (a)	12,649
22		John Wiley & Sons, Inc., Class A	941
80		Liberty Global, Inc., Class A (a)	2,192
34		Liberty Global, Inc., Class C (a)	933
6		Liberty Media Corp. — Starz, Class A (a)	314
—	(h)	Live Nation Entertainment, Inc. (a)	2
—	(h)	Madison Square Garden, Inc., Class A (a)	—	(h)
21		McGraw-Hill Cos., Inc. (The)	712
2		Meredith Corp.	83
330		New York Times Co. (The), Class A (a)	3,274
75		Omnicom Group, Inc.	3,189
366		Regal Entertainment Group, Class A	6,254
83		Scholastic Corp.	2,252
2		Scripps Networks Interactive, Inc., Class A	73
44		Time Warner Cable, Inc.	2,467
—	(h)	Valassis Communications, Inc. (a)	3
11		Virgin Media, Inc.	199
11		Warner Music Group Corp. (a)	76
18		Washington Post Co. (The), Class B	9,080
			78,310

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Multiline Retail — 1.6%
30		99 Cents Only Stores (a)	465
34		Big Lots, Inc. (a)	1,283
394		Dillard’s, Inc., Class A	11,071
88		Dollar Tree, Inc. (a)	5,337
583		J.C. Penney Co., Inc.	16,998
175		Kohl’s Corp. (a)	9,616
20		Target Corp.	1,130
			45,900
		Specialty Retail — 3.9%
33		Abercrombie & Fitch Co., Class A	1,434
368		Aeropostale, Inc. (a)	10,689
287		American Eagle Outfitters, Inc.	4,827
117		AnnTaylor Stores Corp. (a)	2,547
445		Best Buy Co., Inc.	20,292
43		Cabela’s, Inc. (a)	777
181		Dick’s Sporting Goods, Inc. (a)	5,262
370		Foot Locker, Inc.	5,677
824		GameStop Corp., Class A (a)	20,034
36		Gap, Inc. (The)	893
9		Guess?, Inc.	404
4		Jo-Ann Stores, Inc. (a)	182
8		Jos. A. Bank Clothiers, Inc. (a)	462
428		Office Depot, Inc. (a)	2,939
35		OfficeMax, Inc. (a)	658
—	(h)	Penske Auto Group, Inc. (a)	5
42		PetSmart, Inc.	1,391
298		Pier 1 Imports, Inc. (a)	2,469
78		Ross Stores, Inc.	4,363
54		Tiffany & Co.	2,641
113		TJX Cos., Inc.	5,227
40		Ulta Salon Cosmetics & Fragrance, Inc. (a)	930
697		Williams-Sonoma, Inc.	20,083
			114,186
		Textiles, Apparel & Luxury Goods — 1.4%
48		Carter’s, Inc. (a)	1,540
51		Coach, Inc.	2,113
1		Columbia Sportswear Co.	64
74		Deckers Outdoor Corp. (a)	10,467
64		Fossil, Inc. (a)	2,502
19		Hanesbrands, Inc. (a)	547
632		Jones Apparel Group, Inc.	13,751
68		Skechers U.S.A., Inc., Class A (a)	2,626
3		Timberland Co. (The), Class A (a)	58
58		Under Armour, Inc., Class A (a)	1,954
138		Warnaco Group, Inc. (The) (a)	6,626
			42,248
		Total Consumer Discretionary	495,490
		Consumer Staples — 4.3%
		Beverages — 0.3%
1		Brown-Forman Corp., Class B	84
14		Coca-Cola Co. (The)	733
197		Dr. Pepper Snapple Group, Inc.	6,449
31		Hansen Natural Corp. (a)	1,345
			8,611
		Food & Staples Retailing — 1.2%
120		Safeway, Inc.	2,829
211		SUPERVALU, Inc.	3,143
460		Wal-Mart Stores, Inc.	24,686
—	(h)	Weis Markets, Inc.	4
83		Whole Foods Market, Inc. (a)	3,230
			33,892
		Food Products — 1.9%
62		ConAgra Foods, Inc.	1,526
34		Corn Products International, Inc.	1,234
318		Del Monte Foods Co.	4,754
235		Hershey Co. (The)	11,059
4		Hormel Foods Corp.	174
3		JM Smucker Co. (The)	155
2		Lancaster Colony Corp.	94
88		Mead Johnson Nutrition Co.	4,516
5		Ralcorp Holdings, Inc. (a)	316
4		Sanderson Farms, Inc.	241
13		Sara Lee Corp.	186
2		Tootsie Roll Industries, Inc.	53
1,633		Tyson Foods, Inc., Class A	31,997
			56,305
		Household Products — 0.1%
34		Energizer Holdings, Inc. (a)	2,077
28		Procter & Gamble Co. (The)	1,716
			3,793
		Personal Products — 0.1%
27		Estee Lauder Cos., Inc. (The), Class A	1,789
46		NBTY, Inc. (a)	1,852
15		Nu Skin Enterprises, Inc., Class A	447
			4,088
		Tobacco — 0.7%
215		Lorillard, Inc.	16,871
45		Reynolds American, Inc.	2,407

SEE NOTES TO FINANCIAL STATEMENTS.

6 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Tobacco — Continued
17		Universal Corp.	865
			20,143
		Total Consumer Staples	126,832
		Energy — 5.9%
		Energy Equipment & Services — 0.9%
92		Atwood Oceanics, Inc. (a)	3,367
105		Cal Dive International, Inc. (a)	687
102		Complete Production Services, Inc. (a)	1,532
351		Exterran Holdings, Inc. (a)	10,230
17		Halliburton Co.	510
63		Helix Energy Solutions Group, Inc. (a)	920
72		Oil States International, Inc. (a)	3,483
58		RPC, Inc.	796
24		Superior Energy Services, Inc. (a)	643
277		Tetra Technologies, Inc. (a)	3,410
			25,578
		Oil, Gas & Consumable Fuels — 5.0%
60		Alpha Natural Resources, Inc. (a)	2,803
5		Anadarko Petroleum Corp.	337
111		Apache Corp.	11,293
56		Berry Petroleum Co., Class A	1,825
459		Bill Barrett Corp. (a)	15,643
100		Cabot Oil & Gas Corp.	3,615
74		Chevron Corp.	5,989
38		ConocoPhillips	2,239
75		Consol Energy, Inc.	3,358
29		Continental Resources, Inc. (a)	1,403
56		Devon Energy Corp.	3,747
76		EXCO Resources, Inc.	1,407
165		Exxon Mobil Corp.	11,223
668		Gran Tierra Energy, Inc., (Canada) (a)	4,050
63		Hess Corp.	4,007
257		International Coal Group, Inc. (a)	1,355
506		Marathon Oil Corp.	16,265
25		McMoRan Exploration Co. (a)	294
334		Murphy Oil Corp.	20,102
73		Newfield Exploration Co. (a)	4,235
204		Peabody Energy Corp.	9,516
5		Penn Virginia Corp.	132
48		Petrohawk Energy Corp. (a)	1,035
85		Plains Exploration & Production Co. (a)	2,492
391		Quicksilver Resources, Inc. (a)	5,424
4		Southern Union Co.	106
69		Southwestern Energy Co. (a)	2,754
28		Spectra Energy Corp.	657
155		Sunoco, Inc.	5,090
30		Swift Energy Co. (a)	1,069
17		Whiting Petroleum Corp. (a)	1,517
186		Williams Cos., Inc. (The)	4,381
			149,363
		Total Energy	174,941
		Financials — 8.6%
		Capital Markets — 1.5%
2		Affiliated Managers Group, Inc. (a)	127
107		BlackRock, Inc.	19,699
39		Franklin Resources, Inc.	4,478
7		KBW, Inc. (a)	221
222		Knight Capital Group, Inc., Class A (a)	3,457
146		Morgan Stanley	4,411
41		Northern Trust Corp.	2,246
2		optionsXpress Holdings, Inc. (a)	42
354		SEI Investments Co.	7,945
34		T. Rowe Price Group, Inc.	1,945
13		Waddell & Reed Financial, Inc., Class A	482
			45,053
		Commercial Banks — 2.9%
213		CapitalSource, Inc.	1,272
2		Cathay General Bancorp	27
1,180		Fifth Third Bancorp	17,594
2		First Citizens BancShares, Inc., Class A	400
39		First Financial Bancorp	736
125		Fulton Financial Corp.	1,309
1,459		Huntington Bancshares, Inc.	9,879
26		Investors Bancorp, Inc. (a)	363
37		KeyCorp	330
5		M&T Bank Corp.	399
207		Marshall & Ilsley Corp.	1,884
4		Park National Corp.	251
339		PNC Financial Services Group, Inc.	22,770
111		PrivateBancorp, Inc.	1,585
3		Prosperity Bancshares, Inc.	110
5		Signature Bank (a)	190
58		SunTrust Banks, Inc.	1,727
1		Trustmark Corp.	25
178		U.S. Bancorp	4,759
—	(h)	United Security Bancshares (a)	—	(h)
243		Wells Fargo & Co.	8,056
1		Wintrust Financial Corp.	27
402		Zions Bancorp	11,536
			85,229

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Consumer Finance — 0.1%
87		Cash America International, Inc.	3,223
9		EZCORP, Inc., Class A (a)	191
37		SLM Corp. (a)	452
			3,866
		Diversified Financial Services — 1.2%
800		Bank of America Corp.	14,257
2		CME Group, Inc.	772
7		IntercontinentalExchange, Inc. (a)	789
322		Moody’s Corp.	7,968
91		NASDAQ OMX Group, Inc. (The) (a)	1,903
448		PHH Corp. (a)	10,163
3		Portfolio Recovery Associates, Inc. (a)	189
			36,041
		Insurance — 1.6%
186		Aflac, Inc.	9,459
—	(h)	American National Insurance Co.	6
17		Assurant, Inc.	637
15		CNA Financial Corp. (a)	421
383		Conseco, Inc. (a)	2,260
21		Delphi Financial Group, Inc., Class A	583
2		Erie Indemnity Co., Class A	89
2		Hanover Insurance Group, Inc. (The)	93
67		HCC Insurance Holdings, Inc.	1,822
317		Loews Corp.	11,805
53		Marsh & McLennan Cos., Inc.	1,288
356		Protective Life Corp.	8,559
1		Reinsurance Group of America, Inc.	44
52		Torchmark Corp.	2,781
43		Tower Group, Inc.	981
115		Transatlantic Holdings, Inc.	5,700
			46,528
		Real Estate Investment Trusts (REITs) — 0.4%
—	(h)	Alexandria Real Estate Equities, Inc.	21
27		AMB Property Corp.	748
2		Boston Properties, Inc.	146
48		Camden Property Trust	2,317
1		Corporate Office Properties Trust	49
114		Developers Diversified Realty Corp.	1,403
5		Duke Realty Corp.	64
9		Equity One, Inc.	180
8		Federal Realty Investment Trust	614
9		Health Care REIT, Inc.	399
54		Highwoods Properties, Inc.	1,722
8		Host Hotels & Resorts, Inc.	122
88		Kimco Realty Corp.	1,365
5		Liberty Property Trust	169
28		Mack-Cali Realty Corp.	959
52		Omega Healthcare Investors, Inc.	1,032
8		Rayonier, Inc.	392
4		Ventas, Inc.	197
—	(h)	Vornado Realty Trust	8
			11,907
		Real Estate Management & Development — 0.4%
50		CB Richard Ellis Group, Inc., Class A (a)	865
64		Forest City Enterprises, Inc., Class A (a)	993
125		Jones Lang LaSalle, Inc.	9,880
			11,738
		Thrifts & Mortgage Finance — 0.5%
—	(h)	Capitol Federal Financial	6
—	(h)	Downey Financial Corp. (a)	—
5		First Niagara Financial Group, Inc.	66
12		Hudson City Bancorp, Inc.	156
62		NewAlliance Bancshares, Inc.	803
14		Northwest Bancshares, Inc.	176
6		Ocwen Financial Corp. (a)	66
821		Radian Group, Inc.	11,655
98		Washington Federal, Inc.	2,018
			14,946
		Total Financials	255,308
		Health Care — 12.3%
		Biotechnology — 3.0%
15		Abraxis Bioscience, Inc. (a)	735
138		Alexion Pharmaceuticals, Inc. (a)	7,565
5		Amgen, Inc. (a)	263
276		Amylin Pharmaceuticals, Inc. (a)	5,701
71		Biogen Idec, Inc. (a)	3,778
7		BioMarin Pharmaceutical, Inc. (a)	159
216		Celgene Corp. (a)	13,364
159		Cephalon, Inc. (a)	10,224
336		Cubist Pharmaceuticals, Inc. (a)	7,544
569		Gilead Sciences, Inc. (a)	22,562
55		Incyte Corp., Ltd. (a)	738
626		Myriad Genetics, Inc. (a)	15,039
11		Onyx Pharmaceuticals, Inc. (a)	327
12		United Therapeutics Corp. (a)	703
			88,702
		Health Care Equipment & Supplies — 2.8%
97		Align Technology, Inc. (a)	1,642
262		American Medical Systems Holdings, Inc. (a)	4,699

SEE NOTES TO FINANCIAL STATEMENTS.

8 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Health Care Equipment & Supplies — Continued
5		Baxter International, Inc.	258
84		Beckman Coulter, Inc.	5,262
79		Becton, Dickinson & Co.	6,028
3		CareFusion Corp. (a)	72
35		Cooper Cos., Inc. (The)	1,366
31		ev3, Inc. (a)	598
18		Gen-Probe, Inc. (a)	875
19		Haemonetics Corp. (a)	1,089
645		Hologic, Inc. (a)	11,535
139		Hospira, Inc. (a)	7,458
32		Integra LifeSciences Holdings Corp. (a)	1,442
19		Inverness Medical Innovations, Inc. (a)	743
66		Kinetic Concepts, Inc. (a)	2,869
40		Masimo Corp.	925
409		Medtronic, Inc.	17,853
45		Sirona Dental Systems, Inc. (a)	1,875
99		St. Jude Medical, Inc. (a)	4,045
157		STERIS Corp.	5,234
1		Teleflex, Inc.	67
12		Varian Medical Systems, Inc. (a)	650
9		West Pharmaceutical Services, Inc.	370
89		Zimmer Holdings, Inc. (a)	5,401
			82,356
		Health Care Providers & Services — 1.8%
4		Amedisys, Inc. (a)	253
267		Cardinal Health, Inc.	9,279
4		Catalyst Health Solutions, Inc. (a)	168
—	(h)	Chemed Corp.	25
32		Coventry Health Care, Inc. (a)	767
24		Emergency Medical Services Corp., Class A (a)	1,265
19		Express Scripts, Inc. (a)	1,877
73		Health Net, Inc. (a)	1,599
73		Healthspring, Inc. (a)	1,289
10		Henry Schein, Inc. (a)	609
189		Humana, Inc. (a)	8,663
37		Magellan Health Services, Inc. (a)	1,578
270		Medco Health Solutions, Inc. (a)	15,881
8		Omnicare, Inc.	215
1,388		Tenet Healthcare Corp. (a)	8,675
44		Universal American Corp. (a)	675
			52,818
		Health Care Technology — 0.4%
38		Allscripts-Misys Healthcare Solutions, Inc. (a)	763
2		Cerner Corp. (a)	171
457		Eclipsys Corp. (a)	9,458
48		MedAssets, Inc. (a)	1,085
			11,477
		Life Sciences Tools & Services — 0.4%
4		Bio-Rad Laboratories, Inc., Class A (a)	414
184		Bruker Corp. (a)	2,817
8		Life Technologies Corp. (a)	438
121		Parexel International Corp. (a)	2,858
147		Pharmaceutical Product Development, Inc.	4,030
5		Techne Corp.	320
45		Thermo Fisher Scientific, Inc. (a)	2,484
			13,361
		Pharmaceuticals — 3.9%
146		Abbott Laboratories	7,494
167		Allergan, Inc.	10,642
259		Bristol-Myers Squibb Co.	6,548
640		Eli Lilly & Co.	22,369
339		Endo Pharmaceuticals Holdings, Inc. (a)	7,435
425		Forest Laboratories, Inc. (a)	11,572
89		Johnson & Johnson	5,708
936		King Pharmaceuticals, Inc. (a)	9,168
508		Medicis Pharmaceutical Corp., Class A	12,889
387		Nektar Therapeutics (a)	5,396
865		Pfizer, Inc.	14,464
150		ViroPharma, Inc. (a)	1,906
			115,591
		Total Health Care	364,305
		Industrials — 10.1%
		Aerospace & Defense — 1.8%
3		AAR Corp. (a)	71
155		Alliant Techsystems, Inc. (a)	12,565
4		Boeing Co. (The)	255
57		Cubic Corp.	2,134
14		Curtiss-Wright Corp.	514
121		General Dynamics Corp.	9,209
104		ITT Corp.	5,780
1		L-3 Communications Holdings, Inc.	75
79		Northrop Grumman Corp.	5,359
58		Orbital Sciences Corp. (a)	1,060
194		Raytheon Co.	11,283
2		Spirit Aerosystems Holdings, Inc., Class A (a)	50
29		Teledyne Technologies, Inc. (a)	1,253
39		Triumph Group, Inc.	3,054
			52,662

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Air Freight & Logistics — 0.6%
51		Atlas Air Worldwide Holdings, Inc. (a)	2,834
202		United Parcel Service, Inc., Class B	13,948
			16,782
		Airlines — 0.5%
7		Allegiant Travel Co. (a)	355
483		Delta Air Lines, Inc. (a)	5,830
78		JetBlue Airways Corp. (a)	435
1		SkyWest, Inc.	21
208		Southwest Airlines Co.	2,747
257		UAL Corp. (a)	5,553
			14,941
		Building Products — 0.0% (g)
22		Owens Corning, Inc. (a)	773
		Commercial Services & Supplies — 0.6%
78		Avery Dennison Corp.	3,050
130		Brink’s Co. (The)	3,465
11		Cintas Corp.	294
7		Corrections Corp. of America (a)	148
32		HNI Corp.	990
82		Iron Mountain, Inc.	2,069
124		R.R. Donnelley & Sons Co.	2,664
51		Republic Services, Inc.	1,569
5		SYKES Enterprises, Inc. (a)	123
50		Tetra Tech, Inc. (a)	1,225
3		Waste Connections, Inc. (a)	121
44		Waste Management, Inc.	1,537
			17,255
		Construction & Engineering — 0.8%
371		EMCOR Group, Inc. (a)	10,592
134		Jacobs Engineering Group, Inc. (a)	6,466
—	(h)	MasTec, Inc. (a)	—	(h)
226		Quanta Services, Inc. (a)	4,544
2		Shaw Group, Inc. (The) (a)	88
55		URS Corp. (a)	2,846
			24,536
		Electrical Equipment — 1.3%
52		A.O. Smith Corp.	2,690
11		AMETEK, Inc.	461
27		Baldor Electric Co.	1,027
5		Belden, Inc.	148
39		EnerSys (a)	1,004
495		General Cable Corp. (a)	14,144
556		GrafTech International Ltd. (a)	9,367
100		Hubbell, Inc., Class B	4,667
2		II-VI, Inc. (a)	65
17		Regal-Beloit Corp.	1,097
128		SunPower Corp., Class A (a)	2,121
76		Thomas & Betts Corp. (a)	3,170
4		Woodward Governor Co.	137
			40,098
		Industrial Conglomerates — 0.5%
38		3M Co.	3,367
78		Carlisle Cos., Inc.	2,955
474		General Electric Co.	8,947
			15,269
		Machinery — 2.6%
166		AGCO Corp. (a)	5,807
9		Briggs & Stratton Corp.	210
39		Crane Co.	1,387
14		Cummins, Inc.	986
33		Dover Corp.	1,705
22		Eaton Corp.	1,659
11		Flowserve Corp.	1,215
5		Graco, Inc.	181
270		Harsco Corp.	8,369
53		IDEX Corp.	1,765
174		Illinois Tool Works, Inc.	8,902
81		Manitowoc Co., Inc. (The)	1,137
705		Oshkosh Corp. (a)	27,218
14		Pall Corp.	559
16		Parker Hannifin Corp.	1,085
24		Snap-On, Inc.	1,180
9		SPX Corp.	656
302		Timken Co.	10,633
56		Trinity Industries, Inc.	1,406
15		Valmont Industries, Inc.	1,255
6		Watts Water Technologies, Inc., Class A	226
			77,541
		Professional Services — 0.4%
250		FTI Consulting, Inc. (a)	10,266
7		IHS, Inc., Class A (a)	379
1		Manpower, Inc.	71
21		Robert Half International, Inc.	562
9		Towers Watson & Co., Class A	419
			11,697
		Road & Rail — 0.7%
106		Avis Budget Group, Inc. (a)	1,597
107		CSX Corp.	6,006

SEE NOTES TO FINANCIAL STATEMENTS.

10 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Road & Rail — Continued
6	J.B. Hunt Transport Services, Inc.	231
97	Knight Transportation, Inc.	2,058
13	Landstar System, Inc.	586
4	Old Dominion Freight Line, Inc. (a)	148
76	Ryder System, Inc.	3,553
44	Union Pacific Corp.	3,332
89	Werner Enterprises, Inc.	1,992
		19,503
	Trading Companies & Distributors — 0.3%
21	Applied Industrial Technologies, Inc.	644
3	Beacon Roofing Supply, Inc. (a)	73
133	Fastenal Co.	7,278
		7,995
	Total Industrials	299,052
	Information Technology — 15.0%
	Communications Equipment — 1.5%
1,154	Arris Group, Inc. (a)	14,177
14	Blue Coat Systems, Inc. (a)	459
206	Brocade Communications Systems, Inc. (a)	1,339
216	CommScope, Inc. (a)	7,052
9	DG FastChannel, Inc. (a)	320
237	JDS Uniphase Corp. (a)	3,074
346	Motorola, Inc. (a)	2,447
5	NETGEAR, Inc. (a)	127
36	Plantronics, Inc.	1,194
52	Polycom, Inc. (a)	1,678
143	Riverbed Technology, Inc. (a)	4,421
639	Tellabs, Inc.	5,799
10	ViaSat, Inc. (a)	348
		42,435
	Computers & Peripherals — 2.9%
11	Dell, Inc. (a)	181
445	EMC Corp. (a)	8,455
108	International Business Machines Corp.	13,919
479	Lexmark International, Inc., Class A (a)	17,754
454	SanDisk Corp. (a)	18,095
204	Teradata Corp. (a)	5,922
485	Western Digital Corp. (a)	19,924
		84,250
	Electronic Equipment, Instruments & Components — 0.9%
113	Arrow Electronics, Inc. (a)	3,436
99	AVX Corp.	1,526
125	Corning, Inc.	2,404
10	Itron, Inc. (a)	777
26	Jabil Circuit, Inc.	402
1	Molex, Inc.	22
15	National Instruments Corp.	507
119	Sanmina-SCI Corp. (a)	2,121
74	Tech Data Corp. (a)	3,176
1,256	Vishay Intertechnology, Inc. (a)	13,074
		27,445
	Internet Software & Services — 0.6%
64	Akamai Technologies, Inc. (a)	2,473
19	Digital River, Inc. (a)	526
13	EarthLink, Inc.	113
102	GSI Commerce, Inc. (a)	2,793
54	IAC/InterActiveCorp. (a)	1,216
2	j2 Global Communications, Inc. (a)	43
5	MercadoLibre, Inc., (Argentina) (a)	276
9	SAVVIS, Inc. (a)	159
113	Sohu.com, Inc., (China) (a)	5,436
152	ValueClick, Inc. (a)	1,566
124	VeriSign, Inc. (a)	3,395
		17,996
	IT Services — 1.7%
68	Acxiom Corp. (a)	1,290
131	Broadridge Financial Solutions, Inc.	3,130
1	CACI International, Inc., Class A (a)	24
7	Cognizant Technology Solutions Corp., Class A (a)	364
114	Convergys Corp. (a)	1,446
160	DST Systems, Inc.	6,779
84	Fiserv, Inc. (a)	4,276
194	Lender Processing Services, Inc.	7,328
58	ManTech International Corp., Class A (a)	2,592
3	MasterCard, Inc., Class A	622
33	MAXIMUS, Inc.	2,040
180	NeuStar, Inc., Class A (a)	4,401
2	Syntel, Inc.	67
52	TeleTech Holdings, Inc. (a)	857
199	Total System Services, Inc.	3,186
423	VeriFone Holdings, Inc. (a)	8,053
39	Visa, Inc., Class A	3,551
24	Western Union Co. (The)	444
		50,450

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Office Electronics — 0.0% (g)
31		Xerox Corp.	339
9		Zebra Technologies Corp., Class A (a)	261
			600
		Semiconductors & Semiconductor Equipment — 5.1%
850		Advanced Micro Devices, Inc. (a)	7,705
3		Altera Corp.	82
205		Analog Devices, Inc.	6,138
220		Broadcom Corp., Class A	7,589
—	(h)	Cabot Microelectronics Corp. (a)	6
1		Cymer, Inc. (a)	37
423		Cypress Semiconductor Corp. (a)	5,448
7		Diodes, Inc. (a)	140
1,165		Fairchild Semiconductor International, Inc. (a)	13,072
—	(h)	Integrated Device Technology, Inc. (a)	1
936		Intel Corp.	21,359
139		Intersil Corp., Class A	2,066
52		LSI Corp. (a)	313
2,334		Micron Technology, Inc. (a)	21,826
10		Microsemi Corp. (a)	161
10		MKS Instruments, Inc. (a)	228
9		Novellus Systems, Inc. (a)	247
758		ON Semiconductor Corp. (a)	6,016
277		PMC-Sierra, Inc. (a)	2,449
1,599		RF Micro Devices, Inc. (a)	8,986
17		Semtech Corp. (a)	317
1,093		Teradyne, Inc. (a)	13,368
1		Tessera Technologies, Inc. (a)	16
530		Texas Instruments, Inc.	13,781
759		TriQuint Semiconductor, Inc. (a)	5,726
6		Varian Semiconductor Equipment Associates, Inc. (a)	188
205		Veeco Instruments, Inc. (a)	9,007
222		Xilinx, Inc.	5,728
			152,000
		Software — 2.3%
1,187		Activision Blizzard, Inc.	13,156
339		Adobe Systems, Inc. (a)	11,393
4		Advent Software, Inc. (a)	167
1		AsiaInfo Holdings, Inc., (China) (a)	23
18		Blackbaud, Inc.	415
108		Blackboard, Inc. (a)	4,591
5		Compuware Corp. (a)	46
26		Fair Isaac Corp.	547
18		Intuit, Inc. (a)	656
8		JDA Software Group, Inc. (a)	224
43		Lawson Software, Inc. (a)	337
271		McAfee, Inc. (a)	9,409
16		Net 1 UEPS Technologies, Inc., (South Africa) (a)	265
1		Progress Software Corp. (a)	44
85		Quest Software, Inc. (a)	1,484
643		Symantec Corp. (a)	10,783
14		Taleo Corp., Class A (a)	369
124		TIBCO Software, Inc. (a)	1,411
218		VMware, Inc., Class A (a)	13,448
1		Websense, Inc. (a)	15
			68,783
		Total Information Technology	443,959
		Materials — 5.7%
		Chemicals — 3.0%
6		Air Products & Chemicals, Inc.	479
6		Ashland, Inc.	381
15		Cabot Corp.	478
252		CF Industries Holdings, Inc.	21,090
180		Cytec Industries, Inc.	8,634
143		E.l. du Pont de Nemours & Co.	5,688
1,260		Huntsman Corp.	14,381
22		Minerals Technologies, Inc.	1,259
366		Monsanto Co.	23,099
3		Nalco Holding Co.	67
115		OM Group, Inc. (a)	4,333
12		PolyOne Corp. (a)	141
25		Rockwood Holdings, Inc. (a)	746
36		Sigma-Aldrich Corp.	2,107
185		W.R. Grace & Co. (a)	5,349
			88,232
		Construction Materials — 0.0% (g)
4		Martin Marietta Materials, Inc.	385
		Containers & Packaging — 0.3%
79		Ball Corp.	4,215
10		Bemis Co., Inc.	296
113		Graphic Packaging Holding Co. (a)	416
9		Packaging Corp. of America	223
147		Sealed Air Corp.	3,164
24		Silgan Holdings, Inc.	1,469
			9,783
		Metals & Mining — 1.6%
42		Alcoa, Inc.	570
34		Cliffs Natural Resources, Inc.	2,154
304		Freeport-McMoRan Copper & Gold, Inc.	22,963

SEE NOTES TO FINANCIAL STATEMENTS.

12 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Metals & Mining — Continued
174		Newmont Mining Corp.	9,758
9		Reliance Steel & Aluminum Co.	425
94		Schnitzer Steel Industries, Inc., Class A	5,088
37		Southern Copper Corp.	1,124
129		Steel Dynamics, Inc.	2,032
156		Titanium Metals Corp. (a)	2,400
2		Worthington Industries, Inc.	30
			46,544
		Paper & Forest Products — 0.8%
117		Domtar Corp., (Canada) (a)	8,309
478		International Paper Co.	12,772
166		Louisiana-Pacific Corp. (a)	1,947
7		MeadWestvaco Corp.	197
			23,225
		Total Materials	168,169
		Telecommunication Services — 1.0%
		Diversified Telecommunication Services — 0.6%
9		AboveNet, Inc. (a)	478
480		AT&T, Inc.	12,513
—	(h)	CenturyTel, Inc.	1
45		tw telecom, inc. (a)	801
126		Verizon Communications, Inc.	3,638
			17,431
		Wireless Telecommunication Services — 0.4%
43		Leap Wireless International, Inc. (a)	785
520		MetroPCS Communications, Inc. (a)	3,964
1,188		Sprint Nextel Corp. (a)	5,050
34		Telephone & Data Systems, Inc.	1,177
29		U.S. Cellular Corp. (a)	1,220
			12,196
		Total Telecommunication Services	29,627
		Utilities — 4.2%
		Electric Utilities — 1.8%
37		American Electric Power Co., Inc.	1,282
153		DPL, Inc.	4,305
64		Duke Energy Corp.	1,081
249		Edison International	8,566
9		Entergy Corp.	697
50		Exelon Corp.	2,175
466		FirstEnergy Corp.	17,651
104		FPL Group, Inc.	5,400
653		NV Energy, Inc.	8,152
16		Pepco Holdings, Inc.	275
24		Pinnacle West Capital Corp.	886
96		PPL Corp.	2,375
64		UniSource Energy Corp.	2,124
			54,969
		Gas Utilities — 0.5%
101		Atmos Energy Corp.	2,978
78		Energen Corp.	3,833
108		Questar Corp.	5,190
66		Southwest Gas Corp.	2,063
36		UGI Corp.	996
			15,060
		Independent Power Producers & Energy Traders — 1.0%
716		Constellation Energy Group, Inc.	25,311
160		NRG Energy, Inc. (a)	3,870
			29,181
		Multi-Utilities — 0.8%
25		Ameren Corp.	647
255		CenterPoint Energy, Inc.	3,659
288		CMS Energy Corp.	4,684
19		Consolidated Edison, Inc.	867
35		DTE Energy Co.	1,684
185		MDU Resources Group, Inc.	3,926
457		NiSource, Inc.	7,456
23		NorthWestern Corp.	703
15		Vectren Corp.	382
			24,008
		Water Utilities — 0.1%
100		American Water Works Co., Inc.	2,181
28		Aqua America, Inc.	520
			2,701
		Total Utilities	125,919
		Total Common Stocks (Cost $2,343,017)	2,483,602
Short-Term Investment — 13.9%
		Investment Company — 13.9%
410,639		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $410,639)	410,639
		Total Investments — 97.7% (Cost $2,753,656)	2,894,241
		Other Assets in Excess of Liabilities — 2.3%	67,804
		NET ASSETS — 100.0%	$2,962,045

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — 82.1%
		Common Stocks — 82.1%
		Consumer Discretionary — 17.3%
		Auto Components — 0.6%
943		ArvinMeritor, Inc. (a)	14,440
23		BorgWarner, Inc. (a)	1,012
64		Gentex Corp.	1,383
			16,835
		Automobiles — 1.1%
358		Ford Motor Co. (a)	4,662
458		Harley-Davidson, Inc.	15,494
322		Thor Industries, Inc.	11,509
			31,665
		Distributors — 0.0% (g)
80		LKQ Corp. (a)	1,676
		Diversified Consumer Services — 1.2%
137		Apollo Group, Inc., Class A (a)	7,845
1,283		H&R Block, Inc.	23,490
116		Weight Watchers International, Inc.	3,092
			34,427
		Hotels, Restaurants & Leisure — 2.8%
3		Ameristar Casinos, Inc.	47
146		Bally Technologies, Inc. (a)	6,720
58		Boyd Gaming Corp. (a)	737
38		Brinker International, Inc.	703
167		Burger King Holdings, Inc.	3,534
1		Chipotle Mexican Grill, Inc. (a)	169
1		Choice Hotels International, Inc.	43
360		Jack in the Box, Inc. (a)	8,458
324		Las Vegas Sands Corp. (a)	8,048
17		McDonald’s Corp.	1,210
1,299		MGM Mirage (a)	20,648
—	(h)	Penn National Gaming, Inc. (a)	9
2		Scientific Games Corp., Class A (a)	33
25		Starwood Hotels & Resorts Worldwide, Inc.	1,343
81		Vail Resorts, Inc. (a)	3,689
127		WMS Industries, Inc. (a)	6,338
538		Yum! Brands, Inc.	22,812
			84,541
		Household Durables — 1.9%
190		Fortune Brands, Inc.	9,964
169		Lennar Corp., Class A	3,358
199		MDC Holdings, Inc.	7,603
—	(h)	Newell Rubbermaid, Inc.	1
19		Pulte Group, Inc. (a)	249
83		Stanley Black & Decker, Inc.	5,147
325		Tempur-Pedic International, Inc. (a)	10,954
840		Toll Brothers, Inc. (a)	18,956
7		Tupperware Brands Corp.	360
			56,592
		Internet & Catalog Retail — 1.4%
76		Amazon.com, Inc. (a)	10,467
149		Netflix, Inc. (a)	14,727
69		priceline.com, Inc. (a)	17,970
			43,164
		Leisure Equipment & Products — 0.4%
463		Brunswick Corp.	9,670
12		Eastman Kodak Co. (a)	73
12		Polaris Industries, Inc.	689
11		Pool Corp.	264
			10,696
		Media — 2.4%
70		CBS Corp., Class B	1,132
17		CTC Media, Inc., (Russia)	294
372		DreamWorks Animation SKG, Inc., Class A (a)	14,779
38		Interactive Data Corp.	1,273
9		Lamar Advertising Co., Class A (a)	328
6		Liberty Media Corp. — Capital, Series A, Class A (a)	245
231		Live Nation Entertainment, Inc. (a)	3,627
3		Morningstar, Inc. (a)	142
298		News Corp., Class A	4,602
846		News Corp., Class B	15,052
148		Time Warner, Inc.	4,899
20		Viacom, Inc., Class B (a)	713
641		Walt Disney Co. (The)	23,603
			70,689
		Multiline Retail — 0.8%
287		Family Dollar Stores, Inc.	11,342
53		Macy’s, Inc.	1,239
173		Nordstrom, Inc.	7,165
428		Saks, Inc. (a)	4,169
10		Sears Holdings Corp. (a)	1,186
			25,101
		Specialty Retail — 3.5%
152		Aaron’s, Inc.	3,429
25		AutoNation, Inc. (a)	509
43		AutoZone, Inc. (a)	7,925
1		Buckle, Inc. (The)	41
524		CarMax, Inc. (a)	12,880
12		Chico’s FAS, Inc.	185

SEE NOTES TO FINANCIAL STATEMENTS.

14 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
		Specialty Retail — Continued
8		Children’s Place Retail Stores, Inc. (The) (a)	352
199		Collective Brands, Inc. (a)	4,669
94		Dress Barn, Inc./The (a)	2,589
7		Gymboree Corp. (a)	365
151		hhgregg, Inc. (a)	4,313
124		Home Depot, Inc.	4,367
—	(h)	J Crew Group, Inc. (a)	7
664		Lowe’s Cos., Inc.	18,004
258		Men’s Wearhouse, Inc. (The)	6,085
226		O’Reilly Automotive, Inc. (a)	11,058
24		RadioShack Corp.	522
5		Rent-A-Center, Inc., Class A (a)	117
174		Sally Beauty Holdings, Inc. (a)	1,659
123		Sherwin-Williams Co. (The)	9,580
198		Talbots, Inc. (a)	3,258
8		Tractor Supply Co.	527
295		Urban Outfitters, Inc. (a)	11,053
			103,494
		Textiles, Apparel & Luxury Goods — 1.2%
17		Iconix Brand Group, Inc. (a)	298
157		Nike, Inc., Class B	11,949
323		Phillips-Van Heusen Corp.	20,377
3		Polo Ralph Lauren Corp.	267
1		Steven Madden Ltd. (a)	62
17		V.F. Corp.	1,492
11		Wolverine World Wide, Inc.	325
			34,770
		Total Consumer Discretionary	513,650
		Consumer Staples — 4.9%
		Beverages — 0.7%
194		Central European Distribution Corp. (a)	6,720
313		Coca-Cola Enterprises, Inc.	8,677
34		Constellation Brands, Inc., Class A (a)	619
35		Molson Coors Brewing Co., Class B	1,549
72		PepsiCo, Inc.	4,670
			22,235
		Food & Staples Retailing — 1.7%
26		BJ’s Wholesale Club, Inc. (a)	1,013
358		Costco Wholesale Corp.	21,157
51		CVS/Caremark Corp.	1,868
141		Kroger Co. (The)	3,144
111		Ruddick Corp.	3,917
565		SYSCO Corp.	17,835
5		Walgreen Co.	161
			49,095
		Food Products — 1.4%
253		Archer-Daniels-Midland Co.	7,065
—	(h)	Campbell Soup Co.	7
—	(h)	Dean Foods Co. (a)	6
9		General Mills, Inc.	671
171		Green Mountain Coffee Roasters, Inc. (a)	12,418
75		H.J. Heinz Co.	3,521
180		Kellogg Co.	9,866
43		Kraft Foods, Inc., Class A	1,260
110		McCormick & Co., Inc. (Non-Voting)	4,355
119		Smithfield Foods, Inc. (a)	2,236
			41,405
		Household Products — 0.6%
71		Church & Dwight Co., Inc.	4,948
28		Clorox Co.	1,798
126		Colgate-Palmolive Co.	10,635
9		Kimberly-Clark Corp.	563
			17,944
		Personal Products — 0.1%
89		Alberto-Culver Co.	2,561
33		Avon Products, Inc.	1,076
			3,637
		Tobacco — 0.4%
272		Altria Group, Inc.	5,765
13		Philip Morris International, Inc.	621
253		Vector Group Ltd.	4,145
			10,531
		Total Consumer Staples	144,847
		Energy — 6.3%
		Energy Equipment & Services — 1.7%
11		Baker Hughes, Inc.	571
41		Bristow Group, Inc. (a)	1,584
6		Cameron International Corp. (a)	221
140		CARBO Ceramics, Inc.	10,262
16		Dresser-Rand Group, Inc. (a)	580
43		Dril-Quip, Inc. (a)	2,520
153		FMC Technologies, Inc. (a)	10,364
73		Helmerich & Payne, Inc.	2,965
151		Key Energy Services, Inc. (a)	1,644
2		Lufkin Industries, Inc.	190
175		National Oilwell Varco, Inc.	7,702
191		Pride International, Inc. (a)	5,785
100		Rowan Cos., Inc. (a)	2,976
4		Tidewater, Inc.	204
41		Unit Corp. (a)	1,937
			49,505

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
		Oil, Gas & Consumable Fuels — 4.6%
5		Alpha Natural Resources, Inc. (a)	218
43		Arch Coal, Inc.	1,157
2		Atlas Energy, Inc. (a)	88
47		ATP Oil & Gas Corp. (a)	867
379		BPZ Resources, Inc. (a)	2,508
377		Brigham Exploration Co. (a)	7,350
100		Chesapeake Energy Corp.	2,384
115		Clean Energy Fuels Corp. (a)	2,024
25		Comstock Resources, Inc. (a)	800
77		Concho Resources, Inc. (a)	4,354
976		Denbury Resources, Inc. (a)	18,695
53		El Paso Corp.	637
64		EOG Resources, Inc.	7,134
71		Forest Oil Corp. (a)	2,066
483		Frontier Oil Corp.	7,345
162		Holly Corp.	4,365
34		Mariner Energy, Inc. (a)	800
49		Noble Energy, Inc.	3,733
200		Occidental Petroleum Corp.	17,730
69		Overseas Shipholding Group, Inc.	3,476
233		Patriot Coal Corp. (a)	4,597
370		Pioneer Natural Resources Co.	23,702
156		Range Resources Corp.	7,453
24		Rosetta Resources, Inc. (a)	610
1		SandRidge Energy, Inc. (a)	9
5		St. Mary Land & Exploration Co.	193
216		Tesoro Corp.	2,846
501		Valero Energy Corp.	10,407
23		World Fuel Services Corp.	653
			138,201
		Total Energy	187,706
		Financials — 8.2%
		Capital Markets — 1.2%
182		American Capital Ltd. (a)	1,116
195		Ameriprise Financial, Inc.	9,057
1		Bank of New York Mellon Corp. (The)	16
347		Charles Schwab Corp. (The)	6,685
3		Cohen & Steers, Inc.	75
283		E*Trade Financial Corp. (a)	476
17		Eaton Vance Corp.	608
26		Federated Investors, Inc., Class B	629
298		GLG Partners, Inc. (a)	966
—	(h)	Goldman Sachs Group, Inc. (The)	17
4		Greenhill & Co., Inc.	313
66		Janus Capital Group, Inc.	927
5		Jefferies Group, Inc.	137
156		Legg Mason, Inc.	4,936
131		MF Global Holdings Ltd. (a)	1,208
97		Raymond James Financial, Inc.	2,981
18		State Street Corp.	788
2		Stifel Financial Corp. (a)	105
206		TD AMERITRADE Holding Corp. (a)	4,123
			35,163
		Commercial Banks — 2.4%
242		Associated Banc-Corp.	3,512
81		BancorpSouth, Inc.	1,795
7		Bank of Hawaii Corp.	386
540		BB&T Corp.	17,942
—	(h)	BOK Financial Corp.	2
44		City National Corp.	2,746
345		Comerica, Inc.	14,506
20		Commerce Bancshares, Inc.	825
7		Cullen/Frost Bankers, Inc.	395
31		CVB Financial Corp.	338
28		East West Bancorp, Inc.	540
1		First Financial Bankshares, Inc.	37
33		First Horizon National Corp. (a)	473
22		First Midwest Bancorp, Inc.	328
143		FirstMerit Corp.	3,364
77		Glacier Bancorp, Inc.	1,418
18		Iberiabank Corp.	1,124
1		International Bancshares Corp.	22
32		MB Financial, Inc.	774
14		National Penn Bancshares, Inc.	103
12		Old National Bancorp	159
735		Regions Financial Corp.	6,498
119		Susquehanna Bancshares, Inc.	1,295
92		Synovus Financial Corp.	277
262		Valley National Bancorp	4,255
21		Webster Financial Corp.	432
2		Westamerica Bancorp	131
36		Whitney Holding Corp.	489
328		Wilmington Trust Corp.	5,679
			69,845
		Consumer Finance — 0.3%
43		American Express Co.	1,990
174		Capital One Financial Corp.	7,559
—	(h)	Credit Acceptance Corp. (a)	—	(h)
33		Discover Financial Services	504
			10,053

SEE NOTES TO FINANCIAL STATEMENTS.

16 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
		Diversified Financial Services — 1.0%
3,138		Citigroup, Inc. (a)	13,712
71		Leucadia National Corp. (a)	1,795
195		MSCI, Inc., Class A (a)	6,758
266		NYSE Euronext	8,693
			30,958
		Insurance — 2.4%
—	(h)	Alleghany Corp. (a)	38
49		Allstate Corp. (The)	1,595
138		AON Corp.	5,874
118		Arthur J. Gallagher & Co.	3,088
76		Berkshire Hathaway, Inc., Class B (a)	5,862
7		Brown & Brown, Inc.	139
25		Chubb Corp.	1,346
2		Cincinnati Financial Corp.	68
119		Fidelity National Financial, Inc., Class A	1,811
53		First American Corp.	1,823
357		Genworth Financial, Inc., Class A (a)	5,900
98		Hartford Financial Services Group, Inc.	2,793
19		Lincoln National Corp.	593
2		Markel Corp. (a)	688
832		MBIA, Inc. (a)	7,975
17		Mercury General Corp.	762
74		MetLife, Inc.	3,384
167		Old Republic International Corp.	2,510
105		Principal Financial Group, Inc.	3,075
—	(h)	ProAssurance Corp. (a)	12
135		Progressive Corp. (The)	2,720
22		Prudential Financial, Inc.	1,391
29		RLI Corp.	1,690
17		StanCorp Financial Group, Inc.	761
178		Travelers Cos., Inc. (The)	9,018
1		Unitrin, Inc.	26
107		Unum Group	2,622
62		W.R. Berkley Corp.	1,664
13		Zenith National Insurance Corp.	498
			69,726
		Real Estate Investment Trusts (REITs) — 0.6%
37		Apartment Investment & Management Co., Class A	835
26		AvalonBay Communities, Inc.	2,655
31		BRE Properties, Inc.	1,275
61		Equity Residential	2,744
4		Essex Property Trust, Inc.	407
54		HCP, Inc.	1,737
45		Hospitality Properties Trust	1,182
24		Host Hotels & Resorts, Inc.	390
19		Macerich Co. (The)	831
—	(h)	Nationwide Health Properties, Inc.	4
37		Plum Creek Timber Co., Inc.	1,457
1		Potlatch Corp.	41
29		ProLogis	383
1		Public Storage	141
2		Realty Income Corp.	51
65		Senior Housing Properties Trust	1,461
13		SL Green Realty Corp.	823
19		UDR, Inc.	376
1		Vornado Realty Trust	91
			16,884
		Real Estate Management & Development — 0.1%
79		St Joe Co. (The) (a)	2,619
		Thrifts & Mortgage Finance — 0.2%
177		Astoria Financial Corp.	2,864
10		MGIC Investment Corp. (a)	102
8		New York Community Bancorp, Inc.	124
189		People’s United Financial, Inc.	2,930
—	(h)	TFS Financial Corp.	3
			6,023
		Total Financials	241,271
		Health Care — 9.4%
		Biotechnology — 1.7%
42		Acorda Therapeutics, Inc. (a)	1,634
20		Alnylam Pharmaceuticals, Inc. (a)	334
38		Cepheid, Inc. (a)	765
323		Dendreon Corp. (a)	17,532
4		Genzyme Corp. (a)	209
48		Human Genome Sciences, Inc. (a)	1,336
60		InterMune, Inc. (a)	2,571
272		Isis Pharmaceuticals, Inc. (a)	2,919
34		Medivation, Inc. (a)	376
1		Pharmasset, Inc. (a)	40
190		Regeneron Pharmaceuticals, Inc. (a)	4,861
184		Savient Pharmaceuticals, Inc. (a)	2,662
203		Seattle Genetics, Inc. (a)	2,557
42		Theravance, Inc. (a)	698
276		Vertex Pharmaceuticals, Inc. (a)	10,709
			49,203
		Health Care Equipment & Supplies — 2.3%
2,195		Boston Scientific Corp. (a)	15,099
33		DENTSPLY International, Inc.	1,225

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
		Health Care Equipment & Supplies — Continued
196		Edwards Lifesciences Corp. (a)	20,172
5		Hill-Rom Holdings, Inc.	166
9		IDEXX Laboratories, Inc. (a)	601
21		Immucor, Inc. (a)	452
19		Intuitive Surgical, Inc. (a)	7,006
28		NuVasive, Inc. (a)	1,180
173		ResMed, Inc. (a)	11,852
21		Stryker Corp.	1,216
126		Thoratec Corp. (a)	5,621
199		Volcano Corp. (a)	4,780
			69,370
		Health Care Providers & Services — 3.6%
82		Aetna, Inc.	2,427
282		AMERIGROUP Corp. (a)	10,221
166		AmerisourceBergen Corp.	5,122
82		Brookdale Senior Living, Inc. (a)	1,773
51		Centene Corp. (a)	1,157
300		CIGNA Corp.	9,612
7		Community Health Systems, Inc. (a)	271
134		DaVita, Inc. (a)	8,362
30		Health Management Associates, Inc., Class A (a)	278
343		Healthsouth Corp. (a)	7,023
98		HMS Holdings Corp. (a)	5,258
74		Laboratory Corp. of America Holdings (a)	5,790
15		Lincare Holdings, Inc. (a)	723
129		McKesson Corp.	8,357
—	(h)	Mednax, Inc. (a)	14
56		Owens & Minor, Inc.	1,759
175		Patterson Cos., Inc.	5,599
444		PSS World Medical, Inc. (a)	10,408
170		Psychiatric Solutions, Inc. (a)	5,481
8		Quest Diagnostics, Inc.	469
24		Universal Health Services, Inc., Class B	888
36		VCA Antech, Inc. (a)	1,016
375		WellCare Health Plans, Inc. (a)	10,736
44		WellPoint, Inc. (a)	2,377
			105,121
		Health Care Technology — 0.3%
253		athenahealth, Inc. (a)	7,347
17		Quality Systems, Inc.	1,057
			8,404
		Life Sciences Tools & Services — 0.2%
6		Charles River Laboratories International, Inc. (a)	188
49		Covance, Inc. (a)	2,810
5		Dionex Corp. (a)	378
4		Illumina, Inc. (a)	162
22		Mettler-Toledo International, Inc., (Switzerland) (a)	2,772
			6,310
		Pharmaceuticals — 1.3%
115		Auxilium Pharmaceuticals, Inc. (a)	4,082
73		Impax Laboratories, Inc. (a)	1,324
79		Merck & Co., Inc.	2,773
118		Mylan, Inc. (a)	2,599
3		Par Pharmaceutical Cos., Inc. (a)	90
48		Perrigo Co.	2,939
270		Salix Pharmaceuticals Ltd. (a)	10,861
249		Valeant Pharmaceuticals International (a)	11,209
87		Watson Pharmaceuticals, Inc. (a)	3,740
			39,617
		Total Health Care	278,025
		Industrials — 9.6%
		Aerospace & Defense — 1.9%
143		BE Aerospace, Inc. (a)	4,254
38		Esterline Technologies Corp. (a)	2,111
125		Goodrich Corp.	9,296
89		Hexcel Corp. (a)	1,441
159		Honeywell International, Inc.	7,571
59		Lockheed Martin Corp.	5,044
1		Moog, Inc., Class A (a)	48
158		Precision Castparts Corp.	20,215
92		Rockwell Collins, Inc.	5,947
22		TransDigm Group, Inc.	1,230
			57,157
		Air Freight & Logistics — 0.8%
129		C.H. Robinson Worldwide, Inc.	7,779
65		Expeditors International of Washington, Inc.	2,641
111		FedEx Corp.	10,025
53		Hub Group, Inc., Class A (a)	1,702
			22,147
		Airlines — 0.3%
63		Alaska Air Group, Inc. (a)	2,601
88		AMR Corp. (a)	648
47		Continental Airlines, Inc., Class B (a)	1,044
534		U.S. Airways Group, Inc. (a)	3,773
			8,066
		Building Products — 0.4%
27		Armstrong World Industries, Inc. (a)	1,164
74		Lennox International, Inc.	3,355

SEE NOTES TO FINANCIAL STATEMENTS.

18 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
		Building Products — Continued
9		Masco Corp.	150
14		Simpson Manufacturing Co., Inc.	485
278		USG Corp. (a)	6,554
			11,708
		Commercial Services & Supplies — 0.3%
18		ABM Industries, Inc.	377
39		Clean Harbors, Inc. (a)	2,490
15		Copart, Inc. (a)	538
1		Covanta Holding Corp. (a)	10
14		GEO Group, Inc. (The) (a)	294
104		Herman Miller, Inc.	2,203
—	(h)	Mine Safety Appliances Co.	3
95		Pitney Bowes, Inc.	2,416
14		Rollins, Inc.	301
15		Stericycle, Inc. (a)	862
8		United Stationers, Inc. (a)	495
			9,989
		Construction & Engineering — 0.6%
309		Granite Construction, Inc.	10,370
3		Insituform Technologies, Inc., Class A (a)	68
303		KBR, Inc.	6,695
16		Tutor Perini Corp. (a)	401
			17,534
		Electrical Equipment — 1.4%
44		Acuity Brands, Inc.	1,968
448		American Superconductor Corp. (a)	13,068
4		Brady Corp., Class A	121
354		Emerson Electric Co.	18,492
125		Rockwell Automation, Inc.	7,603
16		Roper Industries, Inc.	996
			42,248
		Industrial Conglomerates — 0.4%
556		Textron, Inc.	12,703
		Machinery — 2.8%
21		Actuant Corp., Class A	484
12		Barnes Group, Inc.	256
52		Caterpillar, Inc.	3,516
14		CLARCOR, Inc.	523
10		Danaher Corp.	846
260		Deere & Co.	15,575
96		Donaldson Co., Inc.	4,458
—	(h)	ESCO Technologies, Inc.	2
5		Gardner Denver, Inc.	234
9		Joy Global, Inc.	524
35		Kaydon Corp.	1,449
197		Kennametal, Inc.	6,464
—	(h)	Lincoln Electric Holdings, Inc.	20
1		Middleby Corp. (a)	72
82		Navistar International Corp. (a)	3,949
539		PACCAR, Inc.	25,090
96		Pentair, Inc.	3,468
416		Terex Corp. (a)	11,034
67		Toro Co./The	3,840
16		WABCO Holdings, Inc. (a)	534
29		Wabtec Corp.	1,365
			83,703
		Marine — 0.2%
5		Alexander & Baldwin, Inc.	172
94		Kirby Corp. (a)	3,969
			4,141
		Professional Services — 0.1%
39		Dun & Bradstreet Corp.	3,001
15		Equifax, Inc.	509
			3,510
		Road & Rail — 0.3%
39		Dollar Thrifty Automotive Group, Inc. (a)	1,720
6		Genesee & Wyoming, Inc., Class A (a)	220
15		Heartland Express, Inc.	246
294		Hertz Global Holdings, Inc. (a)	4,253
47		Norfolk Southern Corp.	2,765
			9,204
		Trading Companies & Distributors — 0.1%
3		MSC Industrial Direct Co., Class A	170
4		W.W. Grainger, Inc.	444
4		Watsco, Inc.	220
15		WESCO International, Inc. (a)	607
			1,441
		Total Industrials	283,551
		Information Technology — 13.9%
		Communications Equipment — 1.3%
410		Aruba Networks, Inc. (a)	5,144
401		Ciena Corp. (a)	7,406
30		Cisco Systems, Inc. (a)	811
26		Emulex Corp. (a)	310
396		Finisar Corp. (a)	5,921
6		InterDigital, Inc. (a)	177
450		Juniper Networks, Inc. (a)	12,793
81		QUALCOMM, Inc.	3,155

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
		Communications Equipment — Continued
5		Sycamore Networks, Inc.	105
129		Tekelec (a)	2,332
			38,154
		Computers & Peripherals — 1.6%
89		Apple, Inc. (a)	23,325
5		Diebold, Inc.	165
124		Hewlett-Packard Co.	6,425
—	(h)	International Business Machines Corp.	13
419		NCR Corp. (a)	5,519
295		NetApp, Inc. (a)	10,244
			45,691
		Electronic Equipment, Instruments & Components — 1.5%
589		Agilent Technologies, Inc. (a)	21,346
5		Amphenol Corp., Class A	249
7		Anixter International, Inc. (a)	378
316		Avnet, Inc. (a)	10,090
1		Benchmark Electronics, Inc. (a)	15
5		Dolby Laboratories, Inc., Class A (a)	340
9		FLIR Systems, Inc. (a)	270
150		Ingram Micro, Inc., Class A (a)	2,726
71		Plexus Corp. (a)	2,618
60		SYNNEX Corp. (a)	1,658
109		Trimble Navigation Ltd. (a)	3,561
			43,251
		Internet Software & Services — 0.6%
650		Monster Worldwide, Inc. (a)	11,330
7		WebMD Health Corp., Class A (a)	332
409		Yahoo!, Inc. (a)	6,762
			18,424
		IT Services — 2.4%
326		Alliance Data Systems Corp. (a)	24,496
158		Automatic Data Processing, Inc.	6,849
3		Computer Sciences Corp. (a)	166
13		Fidelity National Information Services, Inc.	337
15		Gartner, Inc. (a)	354
93		Global Payments, Inc.	3,988
41		Hewitt Associates, Inc., Class A (a)	1,683
272		Paychex, Inc.	8,310
1,029		SAIC, Inc. (a)	17,918
190		Sapient Corp.	1,942
48		SRA International, Inc., Class A (a)	1,113
25		Unisys Corp. (a)	689
98		Wright Express Corp. (a)	3,337
			71,182
		Semiconductors & Semiconductor Equipment — 3.9%
173		Applied Materials, Inc.	2,388
67		Atmel Corp. (a)	364
108		Cavium Networks, Inc. (a)	2,990
109		Cree, Inc. (a)	7,950
302		FormFactor, Inc. (a)	4,531
5		Hittite Microwave Corp. (a)	264
386		International Rectifier Corp. (a)	8,887
29		KLA-Tencor Corp.	1,000
200		Lam Research Corp. (a)	8,100
587		Linear Technology Corp.	17,648
215		Maxim Integrated Products, Inc.	4,167
1,388		MEMC Electronic Materials, Inc. (a)	17,996
39		Microchip Technology, Inc.	1,146
379		National Semiconductor Corp.	5,607
550		NetLogic Microsystems, Inc. (a)	17,153
22		NVIDIA Corp. (a)	344
40		Power Integrations, Inc.	1,523
546		Rambus, Inc. (a)	13,171
2		Silicon Laboratories, Inc. (a)	92
81		Skyworks Solutions, Inc. (a)	1,363
			116,684
		Software — 2.6%
34		ANSYS, Inc. (a)	1,525
59		Ariba, Inc. (a)	849
74		Autodesk, Inc. (a)	2,530
139		BMC Software, Inc. (a)	5,483
9		CA, Inc.	211
886		Cadence Design Systems, Inc. (a)	6,612
83		Citrix Systems, Inc. (a)	3,907
81		Concur Technologies, Inc. (a)	3,395
46		FactSet Research Systems, Inc.	3,485
61		Informatica Corp. (a)	1,538
—	(h)	Jack Henry & Associates, Inc.	3
1		Microsoft Corp.	18
40		NetSuite, Inc. (a)	570
240		Nuance Communications, Inc. (a)	4,386
775		Oracle Corp.	20,031
49		Parametric Technology Corp. (a)	903
35		Pegasystems, Inc.	1,115
—	(h)	Red Hat, Inc. (a)	3
46		Salesforce.com, Inc. (a)	3,974
45		Solera Holdings, Inc.	1,737
12		SuccessFactors, Inc. (a)	262
67		Sybase, Inc. (a)	2,908
5		Synopsys, Inc. (a)	104

SEE NOTES TO FINANCIAL STATEMENTS.

20 HIGHBRIDGE FUNDS	APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
		Software — Continued
29		Take-Two Interactive Software, Inc. (a)	311
686		TiVo, Inc. (a)	12,022
			77,882
		Total Information Technology	411,268
		Materials — 6.8%
		Chemicals — 2.4%
7		Albemarle Corp.	320
—	(h)	Calgon Carbon Corp. (a)	1
131		Celanese Corp., Class A	4,191
160		Dow Chemical Co. (The)	4,925
112		Eastman Chemical Co.	7,526
157		Ecolab, Inc.	7,656
273		FMC Corp.	17,386
67		H.B. Fuller Co.	1,566
49		International Flavors & Fragrances, Inc.	2,460
272		Intrepid Potash, Inc. (a)	7,145
7		Lubrizol Corp.	628
10		NewMarket Corp.	1,089
54		Olin Corp.	1,134
69		PPG Industries, Inc.	4,874
10		Praxair, Inc.	836
21		RPM International, Inc.	473
155		Scotts Miracle-Gro Co. (The), Class A	7,496
28		Sensient Technologies Corp.	877
32		Solutia, Inc. (a)	569
4		Valhi, Inc.	124
1		Valspar Corp.	21
23		Westlake Chemical Corp.	635
			71,932
		Construction Materials — 0.4%
8		Eagle Materials, Inc.	244
138		Texas Industries, Inc.	5,233
96		Vulcan Materials Co.	5,525
			11,002
		Containers & Packaging — 1.0%
3		Aptargroup, Inc.	115
12		Crown Holdings, Inc. (a)	312
124		Greif, Inc., Class A	7,349
98		Owens-Illinois, Inc. (a)	3,481
548		Pactiv Corp. (a)	13,915
43		Rock-Tenn Co., Class A	2,224
48		Sonoco Products Co.	1,594
21		Temple-Inland, Inc.	493
			29,483
		Metals & Mining — 2.0%
789		AK Steel Holding Corp.	13,211
45		Allegheny Technologies, Inc.	2,408
160		Allied Nevada Gold Corp. (a)	2,919
40		Carpenter Technology Corp.	1,580
180		Century Aluminum Co. (a)	2,428
230		Coeur d’Alene Mines Corp. (a)	4,122
398		Commercial Metals Co.	5,922
52		Compass Minerals International, Inc.	3,946
168		Hecla Mining Co. (a)	1,000
412		Nucor Corp.	18,650
12		Royal Gold, Inc.	599
103		Stillwater Mining Co. (a)	1,744
18		United States Steel Corp.	994
			59,523
		Paper & Forest Products — 1.0%
174		Schweitzer-Mauduit International, Inc.	9,922
389		Weyerhaeuser Co.	19,283
			29,205
		Total Materials	201,145
		Telecommunication Services — 1.2%
		Diversified Telecommunication Services — 0.5%
327		CenturyTel, Inc.	11,160
15		Frontier Communications Corp.	117
46		Qwest Communications International, Inc.	238
204		Windstream Corp.	2,250
			13,765
		Wireless Telecommunication Services — 0.7%
383		American Tower Corp., Class A (a)	15,625
10		Clearwire Corp., Class A (a)	76
66		Crown Castle International Corp. (a)	2,513
33		NII Holdings, Inc. (a)	1,420
47		SBA Communications Corp., Class A (a)	1,671
51		Syniverse Holdings, Inc. (a)	1,019
			22,324
		Total Telecommunication Services	36,089
		Utilities — 4.5%
		Electric Utilities — 1.0%
24		Allete, Inc.	885
16		Cleco Corp.	430
52		Great Plains Energy, Inc.	1,006
87		Hawaiian Electric Industries, Inc.	2,042
3		IDACORP, Inc.	120
52		PNM Resources, Inc.	709
17		Portland General Electric Co.	347

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 21

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
		Electric Utilities — Continued
22		Progress Energy, Inc.	875
702		Southern Co.	24,260
3		Westar Energy, Inc.	80
			30,754
		Gas Utilities — 0.7%
5		AGL Resources, Inc.	210
104		EQT Corp.	4,503
57		National Fuel Gas Co.	2,972
130		New Jersey Resources Corp.	4,914
135		Nicor, Inc.	5,867
22		Oneok, Inc.	1,064
1		Piedmont Natural Gas Co., Inc.	25
3		South Jersey Industries, Inc.	119
4		WGL Holdings, Inc.	157
			19,831
		Independent Power Producers & Energy Traders — 0.7%
114		AES Corp. (The) (a)	1,319
7		Calpine Corp. (a)	92
374		Mirant Corp. (a)	4,356
12		Ormat Technologies, Inc.	380
3,533		RRI Energy, Inc. (a)	14,378
			20,525
		Multi-Utilities — 2.1%
138		Alliant Energy Corp.	4,703
37		Black Hills Corp.	1,213
550		Dominion Resources, Inc.	22,988
123		Integrys Energy Group, Inc.	6,123
170		NSTAR	6,237
7		OGE Energy Corp.	304
71		PG&E Corp.	3,112
—	(h)	Public Service Enterprise Group, Inc.	3
43		SCANA Corp.	1,707
204		Sempra Energy	10,052
106		Wisconsin Energy Corp.	5,561
2		Xcel Energy, Inc.	50
			62,053
		Total Utilities	133,163
		Total Short Positions (Proceeds $2,260,741)	$2,430,715

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of April 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

22 HIGHBRIDGE FUNDS	APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010	HIGHBRIDGE FUNDS 23

STATEMENT OF ASSETS AND LIABILITIES
AS OF April 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$2,483,602
Investments in affiliates, at value	410,639
Total investment securities, at value	2,894,241
Cash	64
Deposits at broker for securities sold short	2,555,741
Receivables:
Investment securities sold	482,201
Fund shares sold	18,801
Interest and dividends	813
Total Assets	5,951,861

LIABILITIES:
Payables:
Securities sold short, at value	2,430,715
Interest expense for securities sold short	728
Dividends for securities sold short	1,648
Investment securities purchased	544,519
Fund shares redeemed	7,630
Accrued liabilities:
Investment advisory fees	3,664
Administration fees	216
Distribution fees	355
Custodian and accounting fees	145
Trustees’ and Chief Compliance Officer’s fees	10
Other	186
Total Liabilities	2,989,816
Net Assets	$2,962,045

SEE NOTES TO FINANCIAL STATEMENTS.

24 HIGHBRIDGE FUNDS	APRIL 30, 2010

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$3,063,324
Accumulated net investment loss	(39,575)
Accumulated net realized gains (losses)	(32,315)
Net unrealized appreciation (depreciation)	(29,389)
Total Net Assets	$2,962,045

Net Assets:
Class A	$971,286
Class C	238,511
Select Class	1,752,248
Total	$2,962,045

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	62,667
Class C	15,573
Select Class	112,206

Net Asset Value:
Class A — Redemption price per share	$15.50
Class C — Offering price per share (a)	15.32
Select Class — Offering and redemption price per share	15.62
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.36

Cost of investments in non-affiliates	$2,343,017
Cost of investments in affiliates	410,639
Proceeds from securities sold short	2,260,741

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 25

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$362
Dividend income from non-affiliates	19,937
Dividend income from affiliates	161
Total investment income	20,460

EXPENSES:
Investment advisory fees	28,442
Administration fees	1,528
Distribution fees:
Class A	1,267
Class C	1,006
Shareholder servicing fees:
Class A	1,267
Class C	335
Select Class	2,461
Custodian and accounting fees	262
Interest expense to affiliates	— (a)
Interest expense to non-affiliates on securities sold short	5,352
Professional fees	46
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	246
Registration and filing fees	130
Transfer agent fees	1,327
Dividend expense on securities sold short	25,088
Other	13
Total expenses	68,784
Less amounts waived	(8,755)
Less earnings credits	(1)
Net expenses	60,028
Net investment income (loss)	(39,568)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	622,365
Securities sold short	(555,786)
Net realized gain (loss)	66,579
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	74,260
Securities sold short	(167,237)
Change in net unrealized appreciation (depreciation)	(92,977)
Net realized/unrealized gains (losses)	(26,398)
Change in net assets resulting from operations	$(65,966)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26 HIGHBRIDGE FUNDS	APRIL 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(39,568)	$(59,826)
Net realized gain (loss)	66,579	(6,623)
Change in net unrealized appreciation (depreciation)	(92,977)	(11,327)
Change in net assets resulting from operations	(65,966)	(77,776)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,014)
Class C
From net investment income	—	(92)
Select Class
From net investment income	—	(2,133)
Total distributions to shareholders	—	(3,239)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(392,297)	1,924,149

NET ASSETS:
Change in net assets	(458,263)	1,843,134
Beginning of period	3,420,308	1,577,174
End of period	$2,962,045	$3,420,308
Accumulated net investment loss	$(39,575)	$(7)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 27

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$303,922	$1,357,648
Dividends and distributions reinvested	—	754
Cost of shares redeemed	(385,151)	(755,524)
Change in net assets from Class A capital transactions	$(81,229)	$602,878
Class C
Proceeds from shares issued	$28,100	$268,166
Dividends and distributions reinvested	—	60
Cost of shares redeemed	(82,276)	(97,427)
Change in net assets from Class C capital transactions	$(54,176)	$170,799
Select Class
Proceeds from shares issued	$516,145	$1,928,347
Dividends and distributions reinvested	—	873
Cost of shares redeemed	(773,037)	(778,748)
Change in net assets from Select Class capital transactions	$(256,892)	$1,150,472

Total change in net assets from capital transactions	$(392,297)	$1,924,149

SHARE TRANSACTIONS:
Class A
Issued	19,460	83,817
Reinvested	—	46
Redeemed	(24,465)	(47,058)
Change in Class A Shares	(5,005)	36,805
Class C
Issued	1,844	16,609
Reinvested	—	4
Redeemed	(5,279)	(6,121)
Change in Class C Shares	(3,435)	10,492
Select Class
Issued	32,852	118,864
Reinvested	—	53
Redeemed	(48,701)	(48,238)
Change in Select Class Shares	(15,849)	70,679

SEE NOTES TO FINANCIAL STATEMENTS.

28 HIGHBRIDGE FUNDS	APRIL 30, 2010

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APRIL 30, 2010	HIGHBRIDGE FUNDS 29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Highbridge Statistical Market Neutral Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$15.88	$(0.20	) (f)	$(0.18)	$(0.38)	$—	$—	$—	$15.50
Year Ended October 31, 2009	16.27	(0.36	) (f)	(0.01)	(0.37)	(0.02)	—	(0.02)	15.88
Year Ended October 31, 2008	15.62	0.05	(f)	1.34	1.39	(0.74)	—	(0.74)	16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (g) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Six Months Ended April 30, 2010 (Unaudited)	15.73	(0.24	) (f)	(0.17)	(0.41)	—	—	—	15.32
Year Ended October 31, 2009	16.18	(0.44	) (f)	— (h)	(0.44)	(0.01)	—	(0.01)	15.73
Year Ended October 31, 2008	15.52	(0.02	) (f)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (g) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Six Months Ended April 30, 2010 (Unaudited)	15.98	(0.18	) (f)	(0.18)	(0.36)	—	—	—	15.62
Year Ended October 31, 2009	16.34	(0.32	) (f)	(0.01)	(0.33)	(0.03)	—	(0.03)	15.98
Year Ended October 31, 2008	15.68	0.13	(f)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (g) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense (except interest expense on securities sold short), each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

30 HIGHBRIDGE FUNDS	APRIL 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

(2.39)%	$971,286	3.80%	1.93%	(2 .55)%	4.34%	2.47%	234%	493%
(2.25)	1,074,747	4.01	1.95	(2 .23)	4.52	2.46	638	1,276
9.33	502,087	3.31	1.96	0 .31	3.80	2.45	796	—
(0.69)	185,022	3.67	1.95	2 .45	4.13	2.41	396	—
6.32	34,345	3.19	1.95	3 .00	3.73	2.49	274	—

(2.61)	238,511	4.31	2.44	(3 .04)	4.84	2.97	234	493
(2.73)	299,034	4.51	2.45	(2 .74)	5.02	2.96	638	1,276
8.73	137,773	3.81	2.46	(0 .11)	4.30	2.95	796	—
(1.17)	67,702	4.17	2.45	1 .82	4.63	2.91	396	—
5.88	27,614	3.75	2.45	2 .38	4.30	3.00	274	—

(2.25)	1,752,248	3.55	1.68	(2 .29)	4.09	2.22	234	493
(2.01)	2,046,527	3.76	1.70	(1 .99)	4.27	2.21	638	1,276
9.61	937,314	3.06	1.71	0 .79	3.55	2.20	796	—
(0.42)	1,021,662	3.42	1.70	2 .43	3.88	2.16	396	—
6.55	787,116	2.96	1.70	3 .24	3.49	2.23	274	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	HIGHBRIDGE FUNDS 31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•   Level 1 — quoted prices in active markets for identical securities

•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32 HIGHBRIDGE FUNDS	APRIL 30, 2010

The following is s summary of the inputs used as of April 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$2,894,241	$—	$—	$2,894,241
Liabilities in Securities Sold Short #	$(2,430,715)	$—	$—	$(2,430,715)

#	Portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of April 30, 2010, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

APRIL 30, 2010	HIGHBRIDGE FUNDS 33

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.75% of the Fund’s average daily net assets. Currently, the annualized fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$61	$60

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

34 HIGHBRIDGE FUNDS	APRIL 30, 2010

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Serving	Total
$4,164	$214	$4,063	$8,441

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was approximately $314,000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold short
$6,773,151	$7,514,294	$6,707,153	$7,450,780

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

APRIL 30, 2010	HIGHBRIDGE FUNDS 35

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,753,656	$183,142	$42,557	$140,585

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of April 30, 2010, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated.

36 HIGHBRIDGE FUNDS	APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$976.10	$18.62	3.80%
Hypothetical	1,000.00	1,005.95	18.90	3.80
Class C
Actual	1,000.00	973.90	21.09	4.31
Hypothetical	1,000.00	1,003.42	21.41	4.31
Select Class
Actual	1,000.00	977.50	17.41	3.55
Hypothetical	1,000.00	1,007.19	17.67	3.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2010	HIGHBRIDGE FUNDS 37

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-HSMN-410

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2010 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Focus Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	3
JPMorgan Global Focus Fund	5
JPMorgan International Equity Fund	8
JPMorgan International Equity Index Fund	10
JPMorgan International Opportunities Fund	12
JPMorgan International Value Fund	15
JPMorgan Intrepid International Fund	18
Schedules of Portfolio Investments	20
Financial Statements	58
Financial Highlights	78
Notes to Financial Statements	92
Schedule of Shareholder Expenses	113

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,071 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,186 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   1

J.P. Morgan International Equity Funds

MARKET OVERVIEW
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

Developed Markets

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when policy shifts and macroeconomic uncertainty began to pull regional markets in different directions. Indeed, while equities generally advanced for the six months ended April 30, 2010, there was clear separation between regions.

The U.S. emerged as the clear winner among developed countries, as continued struggles in the housing market and concerns over increasing U.S. budget deficits were offset by improvement in the manufacturing sector and declines in weekly unemployment claims. In addition, corporate earnings continued to exceed expectations, with a significant amount of companies in the S&P 500 posting better-than-expected revenue.

Stocks in Europe lagged because of the region’s debt crisis. In addition, the region has had a more sluggish exit from recession than the U.S., with its meager annualized GDP growth from the mid-2009 bottom driven primarily by government spending and exports.

After lagging most regions in 2009, Japan attracted bargain hunters during the reporting period, as corporate earnings continued to improve and the economy appeared to gather momentum amid rising demand for exports.

Emerging Markets

Emerging markets were generally strong for the reporting period. The Indian stock market was supported by better-than-expected GDP growth, strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, providing optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation. Brazil was bolstered by rising commodity prices, particularly the price of iron ore, which rose as a result of strong demand from China.

The greater China region, however, lagged other emerging markets. While China had not raised interest rates as of the end of the reporting period, investors became concerned by the increasing reserve ratios that the government imposed on banks. Additionally, the Chinese government took measures to cool the country’s surging property market. Taiwan was the strongest performing country in the greater China region, as its economy was helped by increasing technology exports due to recovering consumer demand in the U.S.

2   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.84%
MSCI Emerging Markets Index (Primary Benchmark)	12.46%

Net Assets as of 4/30/2010 (In Thousands)	$1,067,107

FUND PERFORMANCE

The JPMorgan Emerging Markets Equity Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s financial holdings more than offset weakness from its materials holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a country perspective, the Fund’s stock selection was strongest in China, while the Fund’s South Korean holdings underperformed.

In the financial sector, investors were encouraged by signs that governments in developing countries were continuing to take steps toward facilitating an improved environment for lending to emerging market consumers. This trend helped many of the Fund’s bank holdings, including Turkiye Garanti Bankasi A/S, Grupo Financiero Banorte S.A.B. de C.V. and Sberbank of Russian Federation, which were among the Fund’s largest individual contributors to relative performance.

On the negative side, while stock selection in China was a strong contributor overall, China Merchants Bank Co., Ltd., Ping An Insurance Group Co. of China Ltd. and China National Building Material Co., Ltd. were among the Fund’s largest individual detractors from relative performance. Shares of each company lagged amid investor concerns about the country’s measures to cool the surging Chinese property market.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers**. The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Fund’s primary benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth.

During the reporting period, the Fund began to rotate out of several telecom holdings. The Fund’s portfolio managers believed that these companies successfully penetrated their respective markets and reached or approached the growth potential that initially made them attractive investment opportunities in their view. The Fund increased its exposure to financial services companies that the Fund’s portfolio managers believed were well positioned in the growing consumer lending market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vale S.A., ADR (Brazil)	5.1%
2.	Petroleo Brasileiro S.A., ADR (Brazil)	4.4
3.	Housing Development Finance Corp., Ltd. (India)	4.2
4.	China Merchants Bank Co., Ltd., Class H (China)	3.2
5.	Turkiye Garanti Bankasi A/S (Turkey)	2.9
6.	Samsung Electronics Co., Ltd. (South Korea)	2.9
7.	HON HAI Precision Industry Co. Ltd. (Taiwan)	2.5
8.	Itau Unibanco Banco Multiplo S.A. (Brazil)	2.3
9.	Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	2.2
10.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	16.8%
India	12.7
China	11.5
South Korea	9.2
South Africa	8.6
Hong Kong	7.6
Taiwan	6.3
Mexico	5.6
Russia	3.5
Indonesia	3.1
Turkey	2.9
Egypt	1.9
Hungary	1.5
United States	1.3
Chile	1.0
Others (each less than 1.0%)	2.1
Short-Term Investment	4.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		13.60%	54.65%	15.66%	10.82%
With Sales Charge*		7.65	46.48	14.42	10.22
CLASS B SHARES	9/28/01
Without CDSC		13.32	53.90	15.11	10.41
With CDSC**		8.32	48.90	14.88	10.41
CLASS C SHARES	2/28/06
Without CDSC		13.35	53.96	15.11	10.38
With CDSC***		12.35	52.96	15.11	10.38
INSTITUTIONAL CLASS SHARES	11/15/93	13.84	55.34	16.17	11.34
SELECT CLASS SHARES	9/10/01	13.79	55.16	15.98	11.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan Global Focus Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.21%
Morgan Stanley Capital International (MSCI) World Index (Primary Benchmark)	9.40%

Net Assets as of 4/30/2010 (In Thousands)	$2,826

FUND PERFORMANCE

The JPMorgan Global Focus Fund (Select Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s autos and energy holdings more than offset weakness from its healthcare and insurance holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a geographic perspective, the Fund’s stock selection contributed to relative performance across all the major regions, particularly in the Continental Europe region. The Fund’s underweight of North America offset some of these contributions to relative returns.

German-based Lanxess AG and France-based Rhodia S.A., which are both specialty chemical providers, were among the Fund’s significant contributors to relative performance. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another significant contributor to relative performance was InterContinental Hotels Group plc. The company posted a net profit for 2009 despite the challenging environment for the travel industry and benefited from signs of increasing business travel. Fund holding InterOil Corp., an integrated energy company operating in Papua, New Guinea, contributed to relative performance, as the company started to generate strong revenue from its drilling and refining activities.

On the negative side, the Fund’s Greek holdings hurt relative performance. Shares of Sidenor Steel Products Manufacturing Co. S.A., EFG Eurobank Ergasias S.A. and Corinth Pipeworks S.A. declined with other Greek stocks as the country’s debt crisis escalated.

Among other individual detractors, shares of Austrian biotech company Intercell AG declined after management warned that the company may post a loss for 2010, due in part to on-going research & development costs.

HOW THE FUND WAS MANAGED

The Fund seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets**. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are supported by research analysts comprising our global sector teams. Using a proprietary dividend discount model, the analysts seek to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then work closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan Global Focus Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Lanxess AG (Germany)	3.2%
2.	Rhodia S.A. (France)	3.1
3.	Intercontinental Hotels Group plc (United Kingdom)	2.1
4.	McDonald’s Corp.	2.1
5.	InterOil Corp. (Australia)	2.0
6.	Lloyds Banking Group plc (United Kingdom)	2.0
7.	Abbott Laboratories	1.9
8.	Kubota Corp. (Japan)	1.9
9.	Roche Holding AG (Switzerland)	1.8
10.	PACCAR, Inc.	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United States	27.2%
United Kingdom	18.0
Japan	10.2
Germany	5.7
France	5.6
Australia	3.4
Switzerland	3.3
Hong Kong	3.2
Netherlands	2.8
Indonesia	2.7
Norway	2.2
Taiwan	1.8
South Korea	1.5
Austria	1.3
Italy	1.3
Finland	1.3
Ireland	1.1
Brazil	1.1
Israel	1.0
South Africa	1.0
Belgium	1.0
Others (each lesss than 1.0%)	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

6   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		16.08%	56.62%	(3.46)%	(2.11)%
With Sales Charge*		10.01	48.34	(5.17)	(3.80)
CLASS C SHARES	3/30/07
Without CDSC		15.77	55.84	(3.93)	(2.59)
With CDSC**		14.77	54.84	(3.93)	(2.59)
CLASS R5 SHARES	3/30/07	16.30	57.37	(3.01)	(1.66)
SELECT CLASS SHARES	3/30/07	16.21	56.94	(3.21)	(1.86)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.10%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$620,408

FUND PERFORMANCE

The JPMorgan International Equity Fund (Select Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s technology holdings more than offset weakness from its financial holdings. Regionally, the Fund’s exposure to emerging markets and stock selection in Japan added to relative performance, while the Fund’s stock selection in the United Kingdom and Pacific ex-Japan detracted from relative performance.

Among individual contributors, shares of Japan Tobacco, Inc. rose after the cigarette taxes announced by the Japanese government turned out not to be as high as the market had feared. Brazilian mining company Vale S.A. benefited from the continued strength in iron ore prices, resulting from strong demand from China. The Fund’s position in Symrise Ag, a Germany-based manufacturer of fragrances, also contributed to the Fund’s relative performance.

Several of the Fund’s largest individual detractors, including Piraeus Bank S.A., AXA S.A. and ING Groep N.V. CVA, were European financials. These stocks declined amid concerns that the debt crisis in Greece would spread to other countries.

HOW THE FUND WAS MANAGED

The Fund seeks total return from long-term capital growth and income**. The Fund’s portfolio managers continued to focus on stock selection to build a diversified portfolio of international equities. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.7%
2.	Nestle S.A. (Switzerland)	2.6
3.	Total S.A. (France)	2.5
4.	Vodafone Group plc (United Kingdom)	2.3
5.	BP plc (United Kingdom)	2.1
6.	Royal Dutch Shell plc (Netherlands)	2.0
7.	Standard Chartered plc (United Kingdom)	2.0
8.	BHP Billiton Ltd. (Australia)	1.9
9.	BG Group plc (United Kingdom)	1.7
10.	Tesco plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.6%
Japan	16.3
France	13.3
Switzerland	11.7
Germany	8.2
Netherlands	4.8
Hong Kong	3.4
Spain	3.2
Australia	2.7
Brazil	2.1
China	1.5
Italy	1.5
Mexico	1.3
Belgium	1.0
Israel	1.0
South Korea	1.0
Others (each less than 1.0%)	1.7
Short-Term Investment	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

8   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		2.86%	34.20%	3.46%	1.07%
With Sales Charge*		(2.52)	27.17	2.36	0.53
CLASS B SHARES	2/28/02
Without CDSC		2.63	33.38	2.86	0.63
With CDSC**		(2.37)	28.38	2.50	0.63
CLASS C SHARES	1/31/03
Without CDSC		2.57	33.27	2.87	0.62
With CDSC***		1.57	32.27	2.87	0.62
CLASS R2 SHARES	11/3/08	2.81	36.25	3.38	1.03
CLASS R5 SHARES	5/15/06	3.12	35.24	3.87	1.40
SELECT CLASS SHARES	1/1/97	3.10	34.66	3.73	1.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Equity Index Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.41%
Morgan Stanley Capital International (MSCI) EAFE GDP Index (Primary Benchmark)	(0.02)%

Net Assets as of 4/30/2010 (In Thousands)	$816,762

FUND PERFORMANCE

The JPMorgan International Equity Index Fund (Select Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010. The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the stated primary benchmark. Perfect correlation would be 1.00. The tracking error of this strategy can be attributed to not owning all the names in the Index and the Fund’s exposure to emerging markets. (Tracking error is a measure of how closely a portfolio’s returns follow the returns of index to which it is benchmarked.) Accordingly, the Fund’s emerging market exposure caused the Fund to outperform its primary benchmark during the reporting period.

HOW THE FUND WAS MANAGED

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index**. The Fund is constructed as a fundamental index strategy, with country weights based on gross domestic product (GDP) rather than traditional market capitalization. Each country is weighted by GDP, because the Fund’s portfolio managers believe that this measure is a better indication of each country’s potential earning power than traditional market capitalization.

The Fund was well diversified for the reporting period, with approximately 1,000 developed country stocks and 150 emerging country stocks. On average, the Fund had the following weights within the major regions during the reporting period: Europe ex-U.K., 55.0%; Japan, 17.1%; the U.K., 9.9%; and Asia ex-Japan, 6.7%.

The Fund’s emerging markets exposure had an average weighting of 8.3% during the reporting period, consisting of 13 countries with representation among major emerging market regions. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continued to closely track its primary benchmark consistent with its investment strategy and attempted to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	1.4%
2.	Siemens AG (Germany)	1.3
3.	Telefonica S.A. (Spain)	1.3
4.	ENI S.p.A. (Italy)	1.3
5.	E.ON AG (Germany)	1.2
6.	Total S.A. (France)	1.1
7.	UniCredit S.p.A. (Italy)	0.9
8.	BASF SE (Germany)	0.9
9.	Toyota Motor Corp. (Japan)	0.9
10.	Bayer AG (Germany)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	18.0%
Germany	12.9
France	9.6
United Kingdom	8.7
Italy	6.8
Spain	5.3
Netherlands	4.7
Australia	4.7
Switzerland	2.1
Sweden	2.0
Belgium	1.9
Norway	1.6
Austria	1.6
Denmark	1.5
Ireland	1.1
United States	1.0
Others (each less than 1.0%)	15.0
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		1.27%	32.73%	4.18%	1.50%
With Sales Charge*		(4.04)	25.73	3.06	0.96
CLASS B SHARES	1/14/94
Without CDSC		0.90	31.83	3.44	0.93
With CDSC**		(4.10)	26.83	3.09	0.93
CLASS C SHARES	11/4/97
Without CDSC		0.93	31.76	3.44	0.78
With CDSC***		(0.07)	30.76	3.44	0.78
CLASS R2 SHARES	11/3/08	1.19	32.43	3.91	1.25
SELECT CLASS SHARES	10/28/92	1.41	33.12	4.43	1.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index, Lipper International Large-Cap Core Funds Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2000 to April 30, 2010. Effective October 7, 2009, the Fund’s Lipper category was changed to the Lipper International Large-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index are indexes based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.35%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$253,316

FUND PERFORMANCE

The JPMorgan International Opportunities Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s transport services & consumer cyclicals and technology—hardware holdings more than offset weakness from its property and healthcare holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a geographic perspective, the Fund’s stock selection contributed to relative performance across all the major regions with the exception of Pacific ex-Japan.

Lanxess AG, a German specialty chemicals provider, was among the largest individual contributors to the Fund’s relative performance. The company’s earnings received a boost from management’s disciplined cost-cutting measures and recovering demand in its end markets. Other individual contributors to relative performance included InterContinental Hotels Group plc and Japan Tobacco. InterContinental Hotels Group posted a net profit for 2009 despite the challenging environment for the travel industry and benefited from signs of increasing business travel. Shares of Japan Tobacco, Inc. rose after the cigarette taxes announced by the Japanese government turned out not to be as high as the market had feared.

On the negative side, China Resources Land Ltd. and China Overseas Land & Investment were among the Fund’s largest individual detractors. Shares of both companies declined amid investor concerns about China’s attempts to cool its surging property market. Among other individual detractors from relative performance, shares of Austrian biotech company Intercell AG declined after management warned that the company may post a loss for 2010, due in part to on-going research & development costs.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets**. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are supported by research analysts comprising our global sector teams. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Using a proprietary dividend discount model, the analysts sought to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth.

12   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	Vodafone Group plc (United Kingdom)	1.9
3.	HSBC Holdings plc (United Kingdom)	1.8
4.	Unilever N.V. CVA (Netherlands)	1.7
5.	Nissan Motor Co., Ltd. (Japan)	1.6
6.	Mitsubishi Electric Corp. (Japan)	1.6
7.	GlaxoSmithKline plc (United Kingdom)	1.6
8.	BNP Paribas (France)	1.6
9.	Banco Santander S.A. (Spain)	1.5
10.	Roche Holding AG (Switzerland)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.1%
Japan	19.7
France	10.9
Netherlands	10.3
Germany	5.6
Switzerland	4.1
Hong Kong	3.7
Italy	3.0
Australia	2.8
Taiwan	2.3
Ireland	1.6
Luxembourg	1.5
Spain	1.5
Canada	1.4
China	1.2
India	1.1
Belgium	1.0
Indonesia	1.0
South Korea	1.0
Others (each less than 1.0%)	2.2
Short-Term Investment	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Opportunities Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		5.15%	34.78%	4.72%	1.03%
With Sales Charge*		(0.36)	27.75	3.59	0.49
CLASS B SHARES	9/10/01
Without CDSC		4.82	34.15	4.19	0.64
With CDSC**		(0.18)	29.15	3.85	0.64
CLASS C SHARES	7/31/07
Without CDSC		4.82	34.09	4.19	0.60
With CDSC***		3.82	33.09	4.19	0.60
INSTITUTIONAL CLASS SHARES	2/26/97	5.35	35.44	5.20	1.72
SELECT CLASS SHARES	9/10/01	5.24	35.16	4.97	1.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Value Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.65%
Morgan Stanley Capital International (MSCI) EAFE Value Index (Primary Benchmark)	0.38%

Net Assets as of 4/30/2010 (In Thousands)	$2,069,564

FUND PERFORMANCE

The JPMorgan International Value Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as the Fund’s overweight and stock selection in the technology — hardware sector more than offset weakness from its banks and finance holdings. The Fund, which seeks to outperform its primary benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a regional perspective, the Fund’s stock selection in Japan contributed significantly to relative performance, while the Fund’s Pacific ex-Japan holdings detracted.

Ricoh Co., Ltd, a Japan-based manufacturer of office equipment, was among the largest individual contributors to relative performance. The stock benefited after capital expenditure showed signs of rebounding during the reporting period, as companies that had scaled back spending during the economic downturn started to replace and upgrade old equipment.

Other individual contributors to relative performance included German-based Lanxess AG and France-based Rhodia S.A., which are both specialty chemical providers. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

On the negative side, the Fund did not own outperforming Australian banks, most notably Commonwealth Bank of Australia and Australia & New Zealand Banking Group Ltd., which hurt the Fund’s relative performance. Australian banks were strong performers during the reporting period as the Australian economy continued to be supported by rising demand for commodities.

Among other individual detractors, Fund holding Sidenor Steel Products Manufacturing Co. S.A., a Greek steel company, declined with other Greek stocks due to concerns about the country’s debt crisis.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high total return from a portfolio of foreign company equity securities**. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were supported by research analysts comprising our global sector teams. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Using a proprietary dividend discount model, the analysts sought to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then work closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan International Value Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	4.2%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	BP plc (United Kingdom)	2.7
4.	Vodafone Group plc (United Kingdom)	2.7
5.	Sanofi-Aventis S.A.(France)	2.2
6.	GDF Suez (France)	2.0
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.9
8.	Zurich Financial Services AG (Switzerland)	1.7
9.	Hutchison Whampoa Ltd. (Hong Kong)	1.7
10.	FUJIFILM Holdings Corp. (Japan)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.7%
United Kingdom	20.7
France	14.1
Netherlands	9.5
Germany	7.3
Spain	3.0
Switzerland	2.6
Italy	2.4
Australia	1.7
Hong Kong	1.7
South Korea	1.2
Indonesia	1.2
Luxembourg	1.1
South Africa	1.1
Taiwan	1.0
Norway	1.0
Others (each less than 1.0%)	5.5
Short-Term Investment	4.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

16   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		3.52%	33.98%	5.04%	1.89%
With Sales Charge*		(1.92)	26.89	3.92	1.35
CLASS B SHARES	9/28/01
Without CDSC		3.25	33.33	4.53	1.51
With CDSC**		(1.75)	28.33	4.19	1.51
CLASS C SHARES	7/11/06
Without CDSC		3.23	33.19	4.53	1.48
With CDSC***		2.23	32.19	4.53	1.48
CLASS R2 SHARES	11/3/08	3.36	33.61	4.97	1.86
INSTITUTIONAL CLASS SHARES	11/4/93	3.65	34.49	5.50	2.40
SELECT CLASS SHARES	9/10/01	3.62	34.27	5.32	2.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.76%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$168,914

FUND PERFORMANCE

The JPMorgan Intrepid International Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s materials holdings more than offset weakness from its consumer staples holdings.

Among individual contributors to relative performance, German-based Lanxess AG and France-based Rhodia S.A., which are both specialty chemical providers, received a boost to earnings from their managements’ disciplined cost-cutting measures and recovering demand in their end markets. The Fund’s position in UK-based Cookson Group Plc also contributed to relative performance, as the industrial materials provider raised its revenue and profit expectations for the first half of 2010.

On the negative side, the Fund’s underweight position in outperforming Commonwealth Bank of Australia hurt relative performance. Australian banks performed strongly during the reporting period, as the Australian economy continued to be supported by rising demand for commodities. The Fund’s underweight position Japan Tobacco, Inc. hurt relative returns. The stock rose after the cigarette taxes announced by the Japanese government turned out not to be as high as the market had feared. The Fund’s position in Piraeus Bank S.A. also detracted the Fund’s relative performance, as the Greece-based financial and banking services group declined on concerns about the country’s debt crisis.

HOW THE FUND WAS MANAGED

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.**. The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. To gain exposure to attractive growth and value characteristics, the Fund combined disciplined stock screening with fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio managers constructed the Fund so that style and stock selection would be the primary drivers of returns. In an effort to generate consistent alpha, the Fund’s portfolio managers continued to use this dynamic approach to investing.

The Fund experienced significant redemptions during the reporting period. The redemption process was orderly. The Fund was well-diversified during the reporting period, with individual stocks making only small contributions and detractions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nestle S.A.(Switzerland)	1.4%
2.	BHP Billiton Ltd. (Australia)	1.3
3.	BP plc (United Kingdom)	1.3
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.1
5.	Vodafone Group plc (United Kingdom)	1.1
6.	Novartis AG (Switzerland)	1.1
7.	HSBC Holdings plc (United Kingdom)	1.0
8.	Total S.A. (France)	0.9
9.	Sanofi-Aventis S.A. (France)	0.9
10.	Standard Chartered plc (United Kingdom)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	18.8%
Japan	14.8
Switzerland	7.1
France	5.8
Germany	5.1
Australia	4.8
Hong Kong	3.2
Netherlands	2.8
Spain	2.4
Italy	1.8
Belgium	1.2
Others (each less than 1.0%)	9.0
Short-Term Investment	23.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

18   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		3.52%	32.85%	2.16%	2.25%
With Sales Charge*		(1.92)	25.85	1.07	1.64
CLASS C SHARES	2/28/06
Without CDSC		3.31	32.24	1.75	2.02
With CDSC**		2.31	31.24	1.75	2.02
CLASS R2 SHARES	11/3/08	3.40	32.57	2.08	2.20
INSTITUTIONAL CLASS SHARES	4/30/01	3.76	33.60	2.68	2.87
SELECT CLASS SHARES	2/28/06	3.69	33.29	2.48	2.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 81.6%
	Argentina — 0.8%
207	Tenaris S.A., ADR (m)	8,407
	Brazil — 3.5%
1,109	All America Latina Logistica S.A. (a) (m)	9,922
1,224	Cielo S.A. (m)	11,821
1,519	OGX Petroleo e Gas Participacoes S.A. (a) (m)	15,185
		36,928
	Chile — 1.0%
168	Banco Santander Chile S.A., ADR (m)	11,049
	China — 11.4%
3,532	Anhui Conch Cement Co., Ltd., Class H (m)	11,278
13,815	China Merchants Bank Co., Ltd., Class H (m)	33,866
3,552	China National Building Material Co., Ltd., Class H (m)	5,821
132	New Oriental Education & Technology Group, ADR (a) (m)	12,358
2,669	Ping An Insurance Group Co. of China Ltd., Class H (m)	22,845
513	Tencent Holdings Ltd. (m)	10,607
2,230	Tsingtao Brewery Co., Ltd., Class H (m)	11,016
12,441	Want Want China Holdings Ltd. (m)	9,340
2,247	Wumart Stores, Inc., Class H (m)	4,801
		121,932
	Egypt — 1.8%
217	Orascom Construction Industries (m)	10,550
7,088	Orascom Telecom Holding SAE (m)	9,224
		19,774
	Hong Kong — 7.5%
1,571	China Mobile Ltd. (m)	15,374
3,132	China Resources Enterprise (m)	11,050
1,758	Esprit Holdings Ltd. (m)	12,592
15,468	GOME Electrical Appliances Holdings Ltd. (a) (m)	4,985
2,824	Hang Lung Properties Ltd. (m)	10,159
4,522	Li & Fung Ltd. (m)	21,800
1,162	Yue Yuen Industrial Holdings Ltd. (m)	4,048
		80,008
	Hungary — 1.5%
455	OTP Bank plc (a) (m)	15,991
	India — 12.5%
413	ACC Ltd. (m)	8,379
994	Ambuja Cements Ltd. (m)	2,698
3,100	Bharti Airtel Ltd. (m)	20,704
700	Housing Development Finance Corp., Ltd. (m)	44,057
290	Infosys Technologies Ltd., ADR (m)	17,372
173	Infosys Technologies Ltd. (m)	10,541
649	Jindal Steel & Power Ltd. (m)	10,792
540	Reliance Capital Ltd. (m)	8,886
371	United Spirits Ltd. (m)	10,424
		133,853
	Indonesia — 3.1%
2,705	Astra International Tbk PT (m)	13,978
13,158	Bank Rakyat Indonesia (m)	12,879
3,776	Unilever Indonesia Tbk PT (m)	5,758
		32,615
	Israel — 0.8%
153	Teva Pharmaceutical Industries Ltd., ADR (m)	8,991
	Malaysia — 0.5%
381	British American Tobacco Malaysia Bhd (m)	5,248
	Mexico — 5.6%
240	America Movil S.A.B. de C.V., Series L, ADR (m)	12,347
406	Cemex S.A.B. de C.V., ADR (a) (m)	4,819
5,862	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	23,567
8,028	Wal-Mart de Mexico S.A.B. de C.V., Series V	18,778
		59,511
	Russia — 3.4%
358	Magnit OJSC, GDR (e) (m)	6,734
376	Magnit OJSC, GDR (m)	7,041
8,638	Sberbank of Russian Federation (m)	22,900
		36,675
	South Africa — 8.6%
2,213	African Bank Investments Ltd. (m)	10,598
4,539	FirstRand Ltd. (m)	12,468
677	Impala Platinum Holdings Ltd. (m)	19,080
777	Massmart Holdings Ltd. (m)	11,510
1,077	MTN Group Ltd. (m)	15,850
542	Sasol Ltd. (m)	21,921
		91,427
	South Korea — 9.2%
94	Hyundai Mobis (m)	15,553
131	Hyundai Motor Co. (m)	16,010
195	KT&G Corp. (m)	9,835
29	POSCO (m)	13,208
40	Samsung Electronics Co., Ltd. (m)	30,276
28	Shinsegae Co., Ltd. (m)	12,815
		97,697
	Taiwan — 6.2%
3,490	Acer, Inc. (m)	9,517

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Taiwan — Continued
5,684	HON HAI Precision Industry Co. Ltd. (m)	26,685
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	6,886
2,175	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	23,029
		66,117
	Turkey — 2.9%
6,344	Turkiye Garanti Bankasi A/S (m)	30,733
	United States — 1.3%
327	NII Holdings, Inc. (a) (m)	13,873
	Total Common Stocks (Cost $656,597)	870,829
Preferred Stocks — 13.1%
	Brazil — 13.1%
154	Cia de Bebidas das Americas, ADR (m)	15,037
43	Itau Unibanco Banco Multiplo S.A., ADR (m)	928
1,107	Itau Unibanco Banco Multiplo S.A. (m)	24,004
1,233	Petroleo Brasileiro S.A., Class A, ADR (m)	46,796
1,989	Vale S.A., ADR (m)	53,515
	Total Preferred Stocks (Cost $67,027)	140,280
Short-Term Investment — 4.4%
	Investment Company — 4.4%
46,532	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $46,532)	46,532
	Total Investments — 99.1% (Cost $770,156)	1,057,641
	Other Assets in Excess of Liabilities — 0.9%	9,466
	NET ASSETS — 100.0%	$1,067,107

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.6%
Metals & Mining	9.1
Wireless Telecommunication Services	8.3
Oil, Gas & Consumable Fuels	7.9
Food & Staples Retailing	6.9
Semiconductors & Semiconductor Equipment	5.7
Thrifts & Mortgage Finance	4.2
IT Services	3.8
Beverages	3.4
Construction Materials	3.1
Diversified Financial Services	3.0
Automobiles	2.8
Electronic Equipment, Instruments & Components	2.5
Insurance	2.2
Distributors	2.1
Specialty Retail	1.7
Auto Components	1.5
Tobacco	1.4
Diversified Consumer Services	1.2
Internet Software & Services	1.0
Construction & Engineering	1.0
Real Estate Management & Development	1.0
Short-Term Investment	4.4
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.1%
		Australia — 3.4%
1		InterOil Corp. (a) (m)	58
1		Macquarie Group Ltd.	39
			97
		Austria — 1.3%
1		Intercell AG (a)	14
—	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	24
			38
		Belgium — 1.0%
1		KBC Groep N.V. (a) (m)	28
		Brazil — 1.1%
3		Cosan Ltd., Class A (a) (m)	31
		Denmark — 0.4%
—	(h)	D/S Norden (m)	11
		Finland — 1.3%
1		Nokian Renkaat OYJ	35
		France — 5.7%
—	(h)	Atos Origin S.A. (a) (m)	24
4		Rhodia S.A. (a)	88
1		Sodexo	48
			160
		Germany — 5.7%
—	(h)	Bayer AG	26
1		Continental AG (a) (m)	31
—	(h)	Hamburger Hafen und Logistik AG	15
2		Lanxess AG (m)	90
			162
		Greece — 0.6%
4		Corinth Pipeworks S.A. (a) (m)	6
3		Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	11
			17
		Hong Kong — 3.2%
16		China Overseas Land & Investment Ltd. (m)	31
30		Huabao International Holdings Ltd. (m)	35
5		Melco Crown Entertainment Ltd., ADR (a) (m)	26
			92
		Indonesia — 2.7%
60		Perusahaan Gas Negara PT (m)	27
56		Telekomunikasi Indonesia Tbk PT (m)	48
			75
		Ireland — 1.1%
3		Experian plc (m)	26
2		Governor & Co. of the Bank of Ireland (The) (a) (m)	5
			31
		Israel — 1.0%
—	(h)	Teva Pharmaceutical Industries Ltd., ADR (m)	29
		Italy — 1.3%
7		Snam Rete Gas S.p.A. (m)	36
		Japan — 10.2%
6		JX Holdings, Inc. (a) (m)	34
6		Kubota Corp. (m)	53
5		Mitsubishi Electric Corp. (m)	44
2		Mitsui & Co., Ltd. (m)	27
10		Nippon Sheet Glass Co., Ltd. (m)	33
5		Nissan Motor Co., Ltd. (a) (m)	42
1		Suzuken Co., Ltd.	23
—	(h)	Yahoo! Japan Corp.	32
			288
		Netherlands — 2.8%
2		Koninklijke KPN N.V.	24
1		Royal Dutch Shell plc, Class A	44
3		Vimetco N.V., GDR (a) (m)	10
			78
		Norway — 2.2%
5		Orkla ASA	38
17		Sevan Marine ASA (a) (m)	25
			63
		South Africa — 1.0%
6		African Bank Investments Ltd. (m)	28
		South Korea — 1.6%
—	(h)	LG Electronics, Inc. (m)	44
		Spain — 0.9%
2		Banco Santander S.A.	25
		Switzerland — 3.3%
1		ACE Ltd. (m)	42
—	(h)	Roche Holding AG (m)	51
			93
		Taiwan — 1.8%
7		HON HAI Precision Industry Co., Ltd. (m)	30
2		Richtek Technology Corp. (m)	21
			51

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Turkey — 0.7%
4		Turkiye Garanti Bankasi A/S (m)	21
		United Arab Emirates — 0.6%
5		Lamprell plc (m)	17
		United Kingdom — 18.0%
5		Afren plc (a) (m)	7
15		BT Group plc (m)	29
15		Cable & Wireless Communications plc (m)	14
15		Cable & Wireless Worldwide plc (a) (m)	20
2		Capita Group plc (The) (m)	29
4		Cookson Group plc (a) (m)	34
12		GKN plc (a) (m)	24
1		Imperial Tobacco Group plc (m)	38
3		Intercontinental Hotels Group plc (m)	61
56		Lloyds Banking Group plc (a) (m)	56
2		Petropavlovsk plc (m)	37
4		Prudential plc (m)	31
13		Resolution Ltd. (m)	14
49		Taylor Wimpey plc (a) (m)	30
7		Tesco plc (m)	45
19		Vodafone Group plc (m)	41
			510
		United States — 27.2%
1		Abbott Laboratories (m)	53
1		Aflac, Inc. (m)	29
2		Bank of America Corp. (m)	30
—	(h)	Capital One Financial Corp. (m)	20
—	(h)	Celgene Corp. (a) (m)	25
1		Cisco Systems, Inc. (a) (m)	40
1		Corning, Inc. (m)	27
—	(h)	Google, Inc., Class A (a) (m)	34
1		Hewlett-Packard Co. (m)	48
2		Kroger Co. (The) (m)	45
1		Lowe’s Cos., Inc. (m)	31
1		McDonald’s Corp. (m)	59
1		Merck & Co., Inc. (m)	36
1		Microsoft Corp. (m)	32
—	(h)	Monsanto Co. (m)	28
1		PACCAR, Inc. (m)	51
1		Parker Hannifin Corp. (m)	36
2		Staples, Inc. (m)	39
1		SYSCO Corp. (m)	24
—	(h)	Union Pacific Corp. (m)	37
1		Walt Disney Co. (The) (m)	46
			770
		Total Common Stocks (Cost $2,508)	2,830
		Total Investments — 100.1% (Cost $2,508)	2,830
		Liabilities in Excess of Other Assets — (0.1)%	(4)
		NET ASSETS — 100.0%	$2,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Chemicals	8.5%
Pharmaceuticals	6.9
Hotels, Restaurants & Leisure	6.8
Oil, Gas & Consumable Fuels	5.0
Machinery	4.9
Diversified Telecommunication Services	4.8
Commercial Banks	4.8
Insurance	4.1
Food & Staples Retailing	4.0
Auto Components	3.2
Household Durables	2.6
Industrial Conglomerates	2.6
Specialty Retail	2.5
Internet Software & Services	2.3
Energy Equipment & Services	2.3
Metals & Mining	2.3
Gas Utilities	2.2
Diversified Financial Services	2.1
Electronic Equipment, Instruments & Components	2.0%
Professional Services	2.0
Computers & Peripherals	1.7
Media	1.6
Electrical Equipment	1.6
Automobiles	1.5
Wireless Telecommunication Services	1.4
Communications Equipment	1.4
Capital Markets	1.4
Biotechnology	1.4
Tobacco	1.3
Road & Rail	1.3
Building Products	1.2
Software	1.1
Food Products	1.1
Real Estate Management & Development	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
112,568	HKD
10,910	for EUR	06/10/10	$15	#	$15	#	$—	(h)
79,446	AUD	06/10/10	72		73		1
128,366	CAD	06/10/10	125		126		1
106,823	CHF	06/10/10	99		99		—	(h)
81,622	DKK	06/10/10	15		15		—	(h)
117,053	EUR	06/10/10	158		156		(2)
48,003	GBP	06/10/10	73		73		—	(h)
464,788	HKD	06/10/10	60		60		—	(h)
10,491,657	JPY	06/10/10	113		112		(1)
242,678	SEK	06/10/10	34		33		(1)
34,966	SGD	06/10/10	25		26		1
			$789		$788		$(1)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
46,533	CHF	06/10/10	$44	$43	$1
259,694	EUR	06/10/10	351	346	5
250,250	GBP	06/10/10	378	383	(5)
1,066,985	HKD	06/10/10	137	137	—	(h)
6,516,708	JPY	06/10/10	71	70	1
281,385	NOK	06/10/10	47	47	—	(h)
20,153	TRY	06/10/10	13	14	(1)
138,955	ZAR	06/10/10	18	18	—	(h)
			$1,059	$1,058	$1

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 4/30/10 of the currency being sold, and the value at 4/30/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Australia — 2.6%
318	BHP Billiton Ltd. (m)	11,614
72	Rio Tinto Ltd. (m)	4,722
		16,336
	Belgium — 1.0%
132	Anheuser-Busch InBev N.V. (c)	6,417
	Brazil — 2.1%
141	Petroleo Brasileiro S.A., ADR (m)	5,992
233	Vale S.A., ADR (m)	7,139
		13,131
	China — 1.4%
853	China Life Insurance Co., Ltd., Class H (m)	3,928
6,972	Industrial & Commercial Bank of China, Class H (m)	5,081
		9,009
	France — 13.1%
100	Accor S.A. (m)	5,703
312	AXA S.A. (c)	6,207
137	BNP Paribas (m)	9,423
70	GDF Suez (c)	2,476
87	Imerys S.A. (c)	5,291
97	Lafarge S.A. (m)	6,998
49	LVMH Moet Hennessy Louis Vuitton S.A. (m)	5,626
55	Pernod-Ricard S.A. (m)	4,695
43	PPR (m)	5,774
109	Sanofi-Aventis S.A. (a) (m)	7,450
114	Societe Generale (m)	6,108
283	Total S.A. (m)	15,388
		81,139
	Germany — 7.6%
110	Bayer AG (c)	7,026
261	E.ON AG (c)	9,609
52	Linde AG (c)	6,183
21	RWE AG	1,735
159	SAP AG (m)	7,684
86	Siemens AG (m)	8,491
256	Symrise AG (m)	6,514
		47,242
	Greece — 0.2%
175	Piraeus Bank S.A. (a) (m)	1,314
	Hong Kong — 3.3%
1,783	Belle International Holdings Ltd. (m)	2,445
3,210	CNOOC Ltd. (m)	5,646
844	Esprit Holdings Ltd. (m)	6,047
1,271	Hang Lung Properties Ltd. (m)	4,572
1,312	Wynn Macau Ltd. (a) (m)	2,059
		20,769
	Ireland — 0.1%
200	Governor & Co. of the Bank of Ireland (The) (a) (m)	439
	Israel — 1.0%
104	Teva Pharmaceutical Industries Ltd., ADR (m)	6,096
	Italy — 1.5%
1,284	Intesa Sanpaolo S.p.A. (a) (m)	4,231
1,837	UniCredit S.p.A. (a) (m)	4,813
		9,044
	Japan — 16.0%
216	Canon, Inc. (m)	9,893
78	Daikin Industries Ltd. (m)	2,953
75	East Japan Railway Co. (m)	5,017
298	Honda Motor Co., Ltd. (m)	10,080
2	Japan Tobacco, Inc. (m)	8,064
332	Komatsu Ltd. (m)	6,686
442	Kubota Corp. (m)	3,882
365	Mitsubishi Corp. (m)	8,648
868	Mitsubishi UFJ Financial Group, Inc. (m)	4,524
208	Mitsui Fudosan Co., Ltd. (m)	3,852
86	Murata Manufacturing Co., Ltd. (m)	5,072
62	Nidec Corp. (m)	6,361
20	Nintendo Co., Ltd. (m)	6,853
447	Nomura Holdings, Inc. (m)	3,088
75	Shin-Etsu Chemical Co., Ltd. (m)	4,335
439	Sumitomo Corp. (m)	5,283
12	Yahoo! Japan Corp. (m)	4,786
		99,377
	Mexico — 1.3%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	3,447
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	4,335
		7,782
	Netherlands — 4.7%
841	ING Groep N.V. CVA (a) (m)	7,420
481	Reed Elsevier N.V. (c) (m)	5,725
396	Royal Dutch Shell plc, Class A (c)	12,415
173	Wolters Kluwer N.V. (c)	3,528
		29,088

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — 1.0%
17	Samsung Electronics Co. Ltd., GDR (e) (m)	6,339
	Spain — 3.2%
458	Banco Bilbao Vizcaya Argentaria S.A. (c)	6,024
71	Inditex S.A. (m)	4,375
408	Telefonica S.A. (m)	9,239
		19,638
	Sweden — 0.5%
206	Atlas Copco AB, Class A (c)	3,314
	Switzerland — 11.5%
399	ABB Ltd. (a) (m)	7,645
162	Credit Suisse Group AG (a) (m)	7,431
109	Holcim Ltd. (a) (m)	8,114
324	Nestle S.A. (c)	15,865
176	Novartis AG (m)	8,988
64	Roche Holding AG (m)	10,078
2	SGS S.A. (m)	2,839
215	Xstrata plc (m)	3,529
31	Zurich Financial Services AG (m)	6,765
		71,254
	Taiwan — 0.9%
520	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,507
	United Kingdom — 23.3%
170	Autonomy Corp. plc (a) (m)	4,651
1,091	Barclays plc (m)	5,606
605	BG Group plc (m)	10,225
1,438	BP plc (m)	12,541
592	Burberry Group plc (m)	6,059
800	Centrica plc (m)	3,593
302	GlaxoSmithKline plc (m)	5,602
1,596	HSBC Holdings plc (m)	16,301
821	ICAP plc (m)	4,736
248	Imperial Tobacco Group plc (m)	7,076
976	Man Group plc (m)	3,602
1,005	Marks & Spencer Group plc (m)	5,621
537	Prudential plc (m)	4,715
77	Rio Tinto plc (m)	3,995
456	Standard Chartered plc (m)	12,176
1,524	Tesco plc (m)	10,110
6,303	Vodafone Group plc (m)	13,966
950	Wm Morrison Supermarkets plc (m)	4,202
105	Wolseley plc (a) (m)	2,622
676	WPP plc (m)	7,168
		144,567
	Total Common Stocks (Cost $497,573)	597,802
Preferred Stock — 0.5%
	Germany — 0.5%
33	Volkswagen AG (c) (Cost $3,222)	3,147
Short-Term Investment — 1.7%
	Investment Company — 1.7%
10,293	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $10,293)	10,293
Investment of Cash Collateral for Securities on Loan — 11.3%
	Investment Company — 11.3%
70,001	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $70,001)	70,001
	Total Investments — 109.8% (Cost $581,089 )	681,243
	Liabilities in Excess of Other Assets — (9.8)%	(60,835)
	NET ASSETS — 100.0%	$620,408

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	7.4
Metals & Mining	5.1
Insurance	3.5
Construction Materials	3.3
Software	3.1
Capital Markets	3.1
Wireless Telecommunication Services	2.8
Chemicals	2.8
Trading Companies & Distributors	2.7
Media	2.7
Food Products	2.6
Beverages	2.5
Tobacco	2.5
Food & Staples Retailing	2.3
Machinery	2.3
Automobiles	2.2
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	1.9
Textiles, Apparel & Luxury Goods	1.9
Electronic Equipment, Instruments & Components	1.9
Multiline Retail	1.9
Office Electronics	1.6
Electric Utilities	1.6
Diversified Telecommunication Services	1.5
Industrial Conglomerates	1.4
Real Estate Management & Development	1.4
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.3
Electrical Equipment	1.3
Diversified Financial Services	1.2
Short-Term Investment	1.7
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
		Australia — 4.7%
25		ABC Learning Centres Ltd. (a) (f) (i) (m)	—
20		AGL Energy Ltd. (m)	278
108		Alumina Ltd. (m)	153
54		Amcor Ltd. (m)	329
92		AMP Ltd. (m)	525
18		Aristocrat Leisure Ltd. (c)	72
25		Arrow Energy Ltd. (a) (c)	116
124		Asciano Group (a) (m)	193
8		ASX Ltd. (m)	233
111		Australia & New Zealand Banking Group Ltd. (m)	2,469
46		AXA Asia Pacific Holdings Ltd. (m)	263
15		Bendigo and Adelaide Bank Ltd. (m)	137
449		BGP Holdings Beneficial Interest Share (a) (m)	—
149		BHP Billiton Ltd. (m)	5,458
9		Billabong International Ltd. (c)	97
82		BlueScope Steel Ltd. (a) (m)	196
26		Boral Ltd. (m)	138
63		Brambles Ltd. (m)	419
6		Caltex Australia Ltd. (c)	66
78		CFS Retail Property Trust (m)	138
25		Coca-Cola Amatil Ltd. (m)	259
3		Cochlear Ltd. (m)	171
68		Commonwealth Bank of Australia (m)	3,652
20		Computershare Ltd. (m)	217
22		Crown Ltd. (m)	167
25		CSL Ltd. (m)	749
62		CSR Ltd. (m)	99
212		Dexus Property Group (m)	157
3		Energy Resources of Australia Ltd. (m)	44
95		Fairfax Media Ltd. (c)	149
55		Fortescue Metals Group Ltd. (a) (c)	230
86		Foster’s Group Ltd. (m)	431
53		Goodman Fielder Ltd. (m)	72
272		Goodman Group (m)	177
416		GPT Group (m)	222
25		Harvey Norman Holdings Ltd. (m)	77
72		Incitec Pivot Ltd. (m)	213
93		Insurance Australia Group Ltd. (c)	325
96		Intoll Group (m)	99
7		Leighton Holdings Ltd. (c)	226
20		Lend Lease Corp., Ltd. (m)	156
15		Macquarie Group Ltd.	677
31		Map Group (m)	90
34		Metcash Ltd. (m)	127
121		Mirvac Group (m)	155
93		National Australia Bank Ltd. (c)	2,382
22		Newcrest Mining Ltd. (m)	650
8		Nufarm Ltd. (c)	56
60		OneSteel Ltd. (m)	193
16		Orica Ltd. (m)	391
39		Origin Energy Ltd. (m)	588
137		OZ Minerals Ltd. (a) (m)	144
28		Paladin Energy Ltd. (a) (c)	100
47		Qantas Airways Ltd. (a) (m)	123
46		QBE Insurance Group Ltd. (m)	884
19		Rio Tinto Ltd. (m)	1,268
37		Santos Ltd.	471
7		Sims Metal Management Ltd. (m)	129
17		Sonic Healthcare Ltd. (m)	210
62		SP AusNet (m)	51
107		Stockland (m)	391
57		Suncorp-Metway Ltd. (m)	469
27		TABCORP Holdings Ltd. (m)	173
51		Tatts Group Ltd. (m)	117
193		Telstra Corp., Ltd. (m)	566
30		Toll Holdings Ltd. (c)	194
52		Transurban Group (m)	244
45		Wesfarmers Ltd. (m)	1,198
7		Wesfarmers Ltd. (m)	183
93		Westfield Group (m)	1,094
131		Westpac Banking Corp. (m)	3,262
24		Woodside Petroleum Ltd. (m)	1,006
55		Woolworths Ltd. (m)	1,377
7		WorleyParsons Ltd. (m)	181
			38,316
		Austria — 1.6%
1		Andritz AG (m)	70
76		Erste Group Bank AG (c)	3,355
242		IMMOFINANZ AG (a)	1,032
—	(h)	Mayr Melnhof Karton AG (m)	41
60		OMV AG (m)	2,129
22		Raiffeisen International Bank Holding AG (c)	1,054
124		Telekom Austria AG (m)	1,651
30		Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A (c)	1,106
15		Vienna Insurance Group (m)	753
47		Voestalpine AG (m)	1,762
			12,953
		Belgium — 1.9%
361		Ageas (a) (c)	1,109
119		Anheuser-Busch InBev N.V. (c)	5,772

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Belgium — Continued
26		Belgacom S.A. (c)	923
6		Cie Nationale a Portefeuille (c)	324
3		Colruyt S.A. (m)	625
17		Delhaize Group (m)	1,413
87		Dexia S.A. (a) (m)	468
13		Groupe Bruxelles Lambert S.A. (c)	1,126
27		KBC Groep N.V. (a) (m)	1,187
5		Mobistar S.A. (m)	327
10		Solvay S.A., Class A (m)	952
17		UCB S.A. (c)	652
17		Umicore (a) (c)	632
			15,510
		Bermuda — 0.2%
1		Frontline Ltd. (m)	23
53		Seadrill Ltd. (c)	1,323
			1,346
		Brazil — 0.2%
20		Cia Vale do Rio Doce (m)	615
40		Petroleo Brasileiro S.A. (m)	835
			1,450
		Chile — 0.7%
2,501		Banco Santander Chile S.A. (m)	159
14		CAP S.A. (m)	466
8		Cia Cervecerias Unidas S.A., ADR (m)	350
10		Embotelladora Andina S.A., Class B, ADR (m)	215
460		Empresa Nacional de Electricidad S.A. (m)	715
11		Empresas CMPC S.A. (m)	489
62		Empresas COPEC S.A. (m)	984
51		Enersis S.A., ADR (m)	1,011
465		Enersis S.A. (m)	186
14		Lan Airlines S.A. (m)	261
92		SACI Falabella (m)	584
			5,420
		China — 0.6%
131		BYD Co., Ltd., Class H (m)	1,164
657		China Construction Bank Corp., Class H (m)	534
104		China Life Insurance Co., Ltd., Class H (m)	479
574		Datang International Power Generation Co., Ltd., Class H (a) (m)	239
51		Foxconn International Holdings Ltd. (a) (m)	46
314		Huaneng Power International, Inc., Class H (m)	181
64		Lenovo Group Ltd. (m)	47
603		PetroChina Co., Ltd., Class H (m)	694
128		Shui On Land Ltd. (m)	58
102		Tingyi Cayman Islands Holding Corp. (m)	253
69		Yangzijiang Shipbuilding Holdings Ltd. (m)	67
231		Yanzhou Coal Mining Co., Ltd., Class H (m)	644
503		Zhejiang Expressway Co., Ltd., Class H (m)	469
			4,875
		Cyprus — 0.1%
94		Bank of Cyprus Public Co., Ltd. (m)	544
6		Prosafe Production Public Ltd. (a) (m)	16
3		ProSafe SE (m)	14
			574
		Denmark — 1.4%
—	(h)	A P Moller - Maersk A/S, Class A (m)	535
—	(h)	A P Moller - Maersk A/S, Class B (c)	1,268
12		Carlsberg A/S, Class B (m)	960
3		Coloplast A/S, Class B (m)	332
51		Danske Bank A/S (a) (m)	1,344
24		DSV A/S (c)	433
6		H Lundbeck A/S (c)	99
51		Novo Nordisk A/S, Class B (m)	4,165
5		Novozymes A/S, Class B (c)	640
2		Topdanmark A/S (a) (m)	230
3		TrygVesta A/S (m)	189
23		Vestas Wind Systems A/S (a) (m)	1,428
2		William Demant Holding AS (a) (m)	161
			11,784
		Finland — 0.8%
9		Elisa OYJ (a) (m)	172
27		Fortum OYJ (m)	710
4		Kesko OYJ, Class B (c)	170
9		Kone OYJ, Class B (m)	381
9		Metso OYJ (m)	335
8		Neste Oil OYJ (c)	124
222		Nokia OYJ (a) (c)	2,709
6		Nokian Renkaat OYJ (c)	135
5		Orion OYJ, Class B (m)	91
7		Outokumpu OYJ (m)	155
2		Pohjola Bank plc (m)	18
6		Rautaruukki OYJ (c)	118
26		Sampo OYJ, Class A (c)	638
3		Sanoma OYJ (c)	64
35		Stora Enso OYJ, Class R (c)	294
32		UPM-Kymmene OYJ (m)	455
6		Wartsila OYJ (m)	292
			6,861

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	France — 9.5%
11	Accor S.A. (m)	617
3	Aeroports de Paris (m)	208
14	Air France-KLM (a) (m)	214
22	Air Liquide S.A. (m)	2,521
188	Alcatel-Lucent (a) (m)	598
16	Alstom S.A. (m)	939
4	Atos Origin S.A. (a) (m)	207
134	AXA S.A. (c)	2,668
1	BioMerieux (m)	106
75	BNP Paribas (m)	5,162
17	Bouygues S.A. (a) (c)	831
4	Bureau Veritas S.A. (m)	244
12	Cap Gemini S.A. (m)	610
52	Carrefour S.A. (c)	2,541
5	Casino Guichard Perrachon S.A. (c)	419
5	Christian Dior S.A. (m)	580
30	Cie de St-Gobain (m)	1,500
9	Cie Generale de Geophysique-Veritas (a) (m)	270
16	Cie Generale d’Optique Essilor International S.A. (m)	990
3	CNP Assurances (a) (m)	273
11	Compagnie Generale des Etablissements Michelin, Class B	801
72	Credit Agricole S.A. (m)	1,031
45	Danone (a) (m)	2,633
6	Dassault Systemes S.A. (m)	399
18	EDF (m)	976
3	Eiffage S.A. (m)	152
1	Eramet (c)	186
3	Eurazeo (m)	179
9	Eutelsat Communications (m)	323
2	Fonciere Des Regions (a) (m)	182
148	France Telecom S.A. (m)	3,237
100	GDF Suez	3,545
1	Gecina S.A. (m)	153
40	Groupe Eurotunnel SA (m)	364
4	Hermes International (c)	502
1	ICADE (c)	140
1	Iliad S.A. (c)	144
2	Imerys S.A. (c)	138
3	Ipsen S.A. (m)	130
4	JC Decaux S.A. (a) (m)	129
7	Klepierre (c)	253
15	Lafarge S.A. (m)	1,116
9	Lagardere SCA (c)	382
7	Legrand S.A. (m)	244
20	L’Oreal S.A. (c)	2,040
20	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,324
7	Metropole Television SA (m)	173
55	Natixis (a) (c)	284
3	Neopost S.A. (m)	210
10	PagesJaunes Groupe (m)	124
15	Pernod-Ricard S.A. (m)	1,294
13	Peugeot S.A. (a) (m)	383
5	PPR (m)	737
9	Publicis Groupe S.A. (m)	408
15	Renault S.A. (a) (m)	686
13	Safran S.A. (m)	320
84	Sanofi-Aventis S.A. (a) (m)	5,704
19	Schneider Electric S.A. (c)	2,165
10	SCOR SE (c)	240
1	Societe BIC S.A. (m)	86
2	Societe Des Autoroutes Paris-Rhin-Rhone (a) (m)	114
50	Societe Generale (m)	2,670
11	Societe Television Francaise 1 (c)	196
8	Sodexo	512
22	Suez Environnement Co. (c)	484
9	Technip S.A. (c)	695
8	Thales S.A. (m)	281
168	Total S.A. (m)	9,125
7	Unibail-Rodamco SE (m)	1,359
5	Vallourec (c)	940
32	Veolia Environnement (c)	1,002
36	Vinci S.A. (c)	2,019
98	Vivendi S.A. (c)	2,558
		77,970
	Germany — 12.2%
29	Adidas AG (c)	1,692
61	Allianz SE (a) (c)	6,983
128	BASF SE (c)	7,440
111	Bayer AG (c)	7,122
45	Bayerische Motoren Werke AG (m)	2,233
11	Beiersdorf AG (c)	640
12	Celesio AG (c)	385
91	Commerzbank AG (a) (c)	717
121	Daimler AG (a) (m)	6,223
79	Deutsche Bank AG (m)	5,520
26	Deutsche Boerse AG (m)	2,050
31	Deutsche Lufthansa AG (a) (m)	509
114	Deutsche Post AG (m)	1,850
12	Deutsche Postbank AG (a) (m)	407

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Germany — Continued
383		Deutsche Telekom AG (m)	4,986
254		E.ON AG (c)	9,367
4		Fraport AG Frankfurt Airport Services Worldwide (m)	188
26		Fresenius Medical Care AG & Co. KGaA (c)	1,399
4		Fresenius SE (m)	310
22		GEA Group AG (m)	495
8		Hannover Rueckversicherung AG (a) (c)	393
18		HeidelbergCement AG (m)	1,122
—	(h)	Heidelberger Druckmaschinen AG (a) (c)	3
16		Henkel AG & Co. KGaA (m)	746
6		Hochtief AG (m)	462
146		Infineon Technologies AG (a) (m)	1,035
23		K+S AG (m)	1,306
21		Linde AG	2,564
14		MAN AG (m)	1,326
9		Merck KGaA (c)	717
14		Metro AG (c)	869
27		Muenchener Rueckversicherungs AG (c)	3,777
1		Puma AG Rudolf Dassler Sport (c)	233
57		RWE AG (c)	4,656
6		Salzgitter AG (m)	448
117		SAP AG (m)	5,627
111		Siemens AG (m)	10,945
11		Solarworld AG (c)	160
9		Suedzucker AG (m)	181
45		ThyssenKrupp AG (m)	1,460
20		TUI AG (a) (m)	217
17		United Internet AG (a) (m)	262
4		Volkswagen AG (c)	380
3		Wacker Chemie AG (m)	369
			99,774
		Greece — 0.8%
78		Alpha Bank AE (a) (m)	628
31		Coca Cola Hellenic Bottling Co. S.A. (m)	854
54		EFG Eurobank Ergasias S.A. (a) (m)	436
16		Hellenic Petroleum S.A. (m)	168
42		Hellenic Telecommunications Organization S.A. (m)	463
121		Marfin Investment Group S.A. (a) (m)	232
101		National Bank of Greece S.A. (a) (m)	1,619
35		OPAP S.A. (m)	708
50		Piraeus Bank S.A. (a) (m)	373
30		Public Power Corp. S.A. (a) (m)	489
8		Titan Cement Co. S.A. (m)	226
2		Viohalco (m)	9
			6,205
		Hong Kong — 0.9%
5		ASM Pacific Technology Ltd. (m)	51
39		Bank of East Asia Ltd. (m)	138
165		Belle International Holdings Ltd. (m)	226
98		BOC Hong Kong Holdings Ltd. (m)	234
33		Cathay Pacific Airways Ltd. (a) (m)	69
37		Cheung Kong Holdings Ltd. (m)	458
10		Cheung Kong Infrastructure Holdings Ltd. (m)	37
—	(h)	China Mobile Ltd., ADR (m)	23
84		China Mobile Ltd. (m)	827
19		Chinese Estates Holdings Ltd. (m)	32
54		CLP Holdings Ltd. (m)	377
30		Esprit Holdings Ltd. (m)	218
21		Hang Lung Group Ltd. (m)	103
56		Hang Lung Properties Ltd. (m)	201
20		Hang Seng Bank Ltd. (m)	275
29		Henderson Land Development Co., Ltd. (m)	183
105		Hong Kong & China Gas Co., Ltd. (m)	254
2		Hong Kong Aircraft Engineering Co., Ltd. (m)	25
27		Hong Kong Exchanges and Clearing Ltd. (m)	441
36		HongKong Electric Holdings Ltd. (m)	215
2		Hopewell Highway Infrastructure Ltd. (m)	1
16		Hopewell Holdings Ltd. (m)	47
6		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	1
56		Hutchison Whampoa Ltd. (m)	386
18		Hysan Development Co., Ltd. (m)	53
18		Kerry Properties Ltd. (m)	83
60		Li & Fung Ltd. (m)	290
17		Lifestyle International Holdings, Ltd. (m)	32
58		Link REIT (The) (m)	141
82		Mongolia Energy Co., Ltd. (a) (m)	38
37		MTR Corp. (m)	130
67		New World Development Ltd. (m)	118
79		Noble Group Ltd. (m)	171
23		NWS Holdings Ltd. (m)	40
6		Orient Overseas International Ltd. (a) (m)	47
101		PCCW Ltd. (m)	31
32		Shangri-La Asia Ltd. (m)	62
42		Sino Land Co., Ltd. (m)	76
38		Sun Hung Kai Properties Ltd. (m)	520
21		Swire Pacific Ltd., Class A (m)	234
2		Swire Properties (a) (f) (i)	10

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Hong Kong — Continued
9		Television Broadcasts Ltd. (m)	42
36		Wharf Holdings Ltd. (m)	197
5		Wing Hang Bank Ltd. (m)	51
18		Yue Yuen Industrial Holdings Ltd. (m)	61
			7,249
		Hungary — 0.7%
146		Magyar Telekom Telecommunications plc (m)	518
16		MOL Hungarian Oil and Gas Nyrt. (a) (m)	1,600
85		OTP Bank plc (a) (m)	2,995
4		Richter Gedeon Nyrt. (m)	893
			6,006
		India — 0.7%
4		Bharat Heavy Electricals Ltd. (m)	212
6		Housing Development Finance Corp., Ltd. (m)	378
11		ICICI Bank Ltd., ADR (m)	457
12		Infosys Technologies Ltd. (m)	726
119		ITC Ltd., GDR (m)	715
7		Larsen & Toubro Ltd., GDR (m)	245
12		Mahindra & Mahindra Ltd. (m)	146
48		NTPC Ltd. (m)	223
10		Oil & Natural Gas Corp., Ltd. (m)	235
18		Ranbaxy Laboratories Ltd., GDR (a) (m)	180
43		Reliance Industries Ltd. (m)	994
8		Reliance Industries Ltd., GDR (e) (m)	372
15		Sterlite Industries India Ltd. (m)	283
6		Sun Pharmaceutical Industries Ltd. (m)	213
4		Tata Power Co., Ltd. (m)	134
142		United Phosphorus Ltd., ADR (m)	545
			6,058
		Ireland — 1.1%
4		Allied Irish Banks plc (a) (m)	8
196		CRH plc (m)	5,597
23		Elan Corp. plc, ADR (a) (m)	155
115		Elan Corp. plc (a) (m)	781
39		Experian plc (m)	356
7		Grafton Group plc (m)	33
40		Kerry Group plc, Class A (m)	1,290
35		Ryanair Holdings plc (a) (m)	175
21		Shire plc (m)	464
			8,859
		Israel — 0.7%
69		Bank Hapoalim BM (a) (m)	278
83		Bank Leumi Le-Israel BM (a) (m)	354
101		Bezeq Israeli Telecommunication Corp., Ltd. (m)	248
4		Cellcom Israel Ltd. (m)	112
10		Check Point Software Technologies (a) (m)	351
32		Israel Chemicals Ltd. (m)	382
—	(h)	Koor Industries Ltd. (m)	—	(h)
34		Makhteshim-Agan Industries Ltd. (m)	144
85		Migdal Insurance & Financial Holding Ltd. (m)	172
42		Teva Pharmaceutical Industries Ltd., ADR (m)	2,487
18		Teva Pharmaceutical Industries Ltd. (m)	1,056
			5,584
		Italy — 6.8%
172		A2A S.p.A. (c)	290
218		Assicurazioni Generali S.p.A. (m)	4,596
49		Atlantia S.p.A. (m)	1,050
18		Autogrill S.p.A. (a) (m)	221
135		Banca Carige S.p.A. (c)	342
416		Banca Monte dei Paschi di Siena S.p.A. (c)	576
62		Banca Popolare di Milano Scarl (m)	350
118		Banco Popolare SC (a) (c)	757
1,218		Enel S.p.A. (m)	6,381
484		ENI S.p.A. (m)	10,817
14		Exor S.p.A. (c)	255
142		Fiat S.p.A. (m)	1,866
74		Finmeccanica S.p.A. (m)	951
10		Fondiaria-Sai S.p.A. (c)	134
1,449		Intesa Sanpaolo S.p.A. (a) (m)	4,775
154		Intesa Sanpaolo S.p.A. (m)	408
11		Italcementi S.p.A. (c)	126
21		Luxottica Group S.p.A. (c)	572
134		Mediaset S.p.A. (m)	1,061
92		Mediobanca S.p.A. (a) (m)	853
40		Mediolanum S.p.A. (c)	205
316		Parmalat S.p.A. (c)	832
537		Pirelli & C. S.p.A. (a) (m)	309
18		Prysmian S.p.A. (c)	319
49		Saipem S.p.A. (m)	1,828
271		Snam Rete Gas S.p.A. (m)	1,287
3		Telecom Italia Media S.p.A. (a) (c)	3
1,875		Telecom Italia S.p.A. (a) (m)	2,622
1,094		Telecom Italia S.p.A., RNC (a) (m)	1,235
242		Terna Rete Elettrica Nazionale S.p.A. (m)	979
2,920		UniCredit S.p.A. (a) (m)	7,653
105		UniCredit S.p.A. (a)	279
109		Unione di Banche Italiane ScpA (m)	1,350
105		Unipol Gruppo Finanziario S.p.A. (a) (c)	110
			55,392

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — 17.9%
23		77 Bank Ltd. (The) (m)	129
2		ABC-Mart, Inc. (m)	57
2		Acom Co., Ltd. (c)	26
10		Advantest Corp. (m)	262
42		Aeon Co., Ltd. (c)	477
4		Aeon Credit Service Co., Ltd. (m)	47
6		Aeon Mall Co., Ltd. (m)	115
8		Aiful Corp. (c)	12
9		Air Water, Inc. (m)	100
13		Aisin Seiki Co., Ltd. (m)	380
43		Ajinomoto Co., Inc. (m)	404
3		Alfresa Holdings Corp. (m)	125
51		All Nippon Airways Co., Ltd. (a) (m)	162
22		Amada Co., Ltd. (m)	182
56		Aozora Bank Ltd. (m)	80
5		Arrk Corp. (a) (m)	9
25		Asahi Breweries Ltd. (m)	441
65		Asahi Glass Co., Ltd. (m)	772
80		Asahi Kasei Corp. (m)	452
11		Asics Corp. (m)	105
29		Astellas Pharma, Inc. (m)	1,026
21		Bank of Kyoto Ltd. (The) (m)	185
81		Bank of Yokohama Ltd. (The) (m)	421
5		Benesse Holdings, Inc. (m)	215
40		Bridgestone Corp. (m)	663
14		Brother Industries Ltd. (m)	169
4		Canon Marketing Japan, Inc. (m)	59
69		Canon, Inc. (m)	3,142
16		Casio Computer Co., Ltd. (m)	127
—	(h)	Central Japan Railway Co. (m)	798
52		Chiba Bank Ltd. (The) (m)	329
9		Chiyoda Corp. (m)	83
43		Chubu Electric Power Co., Inc. (m)	988
14		Chugai Pharmaceutical Co., Ltd. (m)	258
11		Chugoku Bank Ltd. (The) (m)	141
18		Chugoku Electric Power Co., Inc. (The) (m)	348
61		Chuo Mitsui Trust Holdings, Inc. (m)	234
16		Citizen Holdings Co., Ltd. (m)	109
3		Coca-Cola West Co., Ltd. (m)	58
40		Cosmo Oil Co., Ltd. (m)	108
11		Credit Saison Co., Ltd. (m)	160
36		Dai Nippon Printing Co., Ltd. (m)	504
17		Daicel Chemical Industries Ltd. (m)	112
16		Daido Steel Co., Ltd. (m)	68
11		Daihatsu Motor Co., Ltd. (m)	106
44		Daiichi Sankyo Co., Ltd. (m)	759
15		Daikin Industries Ltd. (m)	577
1		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	6
10		Dainippon Sumitomo Pharma Co., Ltd. (m)	84
5		Daito Trust Construction Co., Ltd. (m)	274
33		Daiwa House Industry Co., Ltd. (m)	358
111		Daiwa Securities Group, Inc. (m)	576
—	(h)	Dena Co., Ltd. (m)	130
28		Denki Kagaku Kogyo KK (m)	127
32		Denso Corp. (m)	928
10		Dentsu, Inc. (c)	283
1		DIC Corp. (m)	2
18		Dowa Holdings Co., Ltd. (m)	98
22		East Japan Railway Co. (m)	1,478
16		Eisai Co., Ltd. (m)	561
9		Electric Power Development Co., Ltd. (m)	269
12		Elpida Memory, Inc. (a) (m)	251
4		FamilyMart Co., Ltd. (c)	123
12		Fanuc Ltd. (m)	1,470
3		Fast Retailing Co., Ltd. (m)	474
39		Fuji Electric Holdings Co., Ltd. (c)	117
37		Fuji Heavy Industries Ltd. (a) (m)	207
—	(h)	Fuji Media Holdings, Inc. (m)	50
30		FUJIFILM Holdings Corp. (m)	1,022
121		Fujitsu Ltd. (m)	852
50		Fukuoka Financial Group, Inc. (m)	216
41		Furukawa Electric Co., Ltd. (m)	205
23		GS Yuasa Corp. (c)	164
25		Gunma Bank Ltd. (The) (m)	133
29		Hachijuni Bank Ltd. (The) (m)	163
1		Hakuhodo DY Holdings, Inc. (m)	80
75		Hankyu Hanshin Holdings, Inc. (m)	349
14		Hino Motors Ltd. (m)	70
2		Hirose Electric Co., Ltd. (m)	212
31		Hiroshima Bank Ltd. (The) (m)	127
4		Hisamitsu Pharmaceutical Co., Inc. (m)	151
7		Hitachi Chemical Co., Ltd. (m)	154
7		Hitachi Construction Machinery Co., Ltd. (c)	142
4		Hitachi High-Technologies Corp. (m)	96
290		Hitachi Ltd. (a) (m)	1,275
11		Hitachi Metals Ltd. (c)	118
12		Hokkaido Electric Power Co., Inc. (m)	227
85		Hokuhoku Financial Group, Inc. (m)	170
12		Hokuriku Electric Power Co. (m)	257
107		Honda Motor Co., Ltd. (m)	3,607
27		Hoya Corp. (m)	741

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
8		Ibiden Co., Ltd. (m)	295
1		Idemitsu Kosan Co., Ltd. (m)	116
81		IHI Corp. (m)	162
—	(h)	Inpex Corp. (m)	373
22		Isetan Mitsukoshi Holdings Ltd. (m)	258
78		Isuzu Motors Ltd. (m)	248
4		Ito En Ltd. (c)	68
98		ITOCHU Corp. (m)	850
2		Itochu Techno-Solutions Corp. (m)	62
16		Iyo Bank Ltd. (The) (m)	149
31		J. Front Retailing Co., Ltd. (m)	181
2		Jafco Co., Ltd. (m)	46
2		Japan Petroleum Exploration Co. (m)	102
—	(h)	Japan Prime Realty Investment Corp. (m)	95
—	(h)	Japan Real Estate Investment Corp. (m)	267
—	(h)	Japan Retail Fund Investment Corp. (m)	93
22		Japan Steel Works Ltd. (The) (m)	241
—	(h)	Japan Tobacco, Inc. (m)	1,005
32		JFE Holdings, Inc. (m)	1,135
14		JGC Corp. (m)	239
47		Joyo Bank Ltd. (The) (m)	196
16		JS Group Corp. (m)	316
12		JSR Corp. (m)	233
12		JTEKT Corp. (m)	143
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	100
145		JX Holdings, Inc. (a) (m)	811
59		Kajima Corp. (m)	150
17		Kamigumi Co., Ltd. (m)	144
20		Kaneka Corp. (m)	125
49		Kansai Electric Power Co., Inc. (The) (m)	1,094
13		Kansai Paint Co., Ltd. (m)	99
35		Kao Corp. (m)	849
90		Kawasaki Heavy Industries Ltd. (m)	283
42		Kawasaki Kisen Kaisha Ltd. (a) (m)	179
—	(h)	KDDI Corp. (m)	906
28		Keihin Electric Express Railway Co., Ltd. (m)	236
39		Keio Corp. (m)	252
16		Keisei Electric Railway Co., Ltd. (m)	95
3		Keyence Corp. (m)	645
11		Kikkoman Corp. (m)	120
8		Kinden Corp. (m)	72
107		Kintetsu Corp. (c)	337
55		Kirin Holdings Co., Ltd. (m)	784
158		Kobe Steel Ltd. (m)	352
6		Koito Manufacturing Co., Ltd. (m)	99
61		Komatsu Ltd. (m)	1,239
6		Konami Corp. (m)	122
30		Konica Minolta Holdings, Inc. (m)	386
71		Kubota Corp. (m)	626
23		Kuraray Co., Ltd. (m)	295
7		Kurita Water Industries Ltd. (m)	211
11		Kyocera Corp. (m)	1,061
18		Kyowa Hakko Kirin Co., Ltd. (m)	185
24		Kyushu Electric Power Co., Inc. (m)	494
4		Lawson, Inc. (m)	180
2		Mabuchi Motor Co., Ltd. (m)	94
7		Makita Corp. (m)	222
107		Marubeni Corp. (m)	630
14		Marui Group Co., Ltd. (m)	112
2		Maruichi Steel Tube Ltd. (m)	38
9		Matsui Securities Co., Ltd. (m)	66
98		Mazda Motor Corp. (m)	289
4		McDonalds Holdings Co., Japan Ltd. (m)	87
10		MEDIPAL HOLDINGS Corp. (m)	127
4		MEIJI Holdings Co., Ltd. (m)	158
23		Minebea Co., Ltd. (m)	132
79		Mitsubishi Chemical Holdings Corp. (m)	422
82		Mitsubishi Corp. (m)	1,943
125		Mitsubishi Electric Corp. (m)	1,111
77		Mitsubishi Estate Co., Ltd. (m)	1,394
25		Mitsubishi Gas Chemical Co., Inc. (m)	150
198		Mitsubishi Heavy Industries Ltd. (m)	799
7		Mitsubishi Logistics Corp. (c)	88
73		Mitsubishi Materials Corp. (a) (m)	220
233		Mitsubishi Motors Corp. (a) (c)	319
14		Mitsubishi Tanabe Pharma Corp. (m)	185
816		Mitsubishi UFJ Financial Group, Inc. (m)	4,252
4		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	149
112		Mitsui & Co., Ltd. (m)	1,687
55		Mitsui Chemicals, Inc. (m)	181
43		Mitsui Engineering & Shipbuilding Co., Ltd. (m)	115
55		Mitsui Fudosan Co., Ltd. (m)	1,013
34		Mitsui Mining & Smelting Co., Ltd. (m)	92
75		Mitsui OSK Lines Ltd. (m)	561
6		Mitsumi Electric Co., Ltd. (m)	126
897		Mizuho Financial Group, Inc. (m)	1,727
37		Mizuho Securities Co., Ltd. (m)	103
93		Mizuho Trust & Banking Co., Ltd. (m)	92
36		MS&AD Insurance Group Holdings (m)	1,029
14		Murata Manufacturing Co., Ltd. (m)	823
13		Namco Bandai Holdings, Inc. (c)	130
168		NEC Corp. (m)	553

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
17		NGK Insulators Ltd. (m)	328
10		NGK Spark Plug Co., Ltd. (m)	142
11		NHK Spring Co., Ltd. (m)	106
7		Nidec Corp. (m)	724
21		Nikon Corp. (m)	472
6		Nintendo Co., Ltd. (m)	2,162
—	(h)	Nippon Building Fund, Inc. (m)	285
23		Nippon Electric Glass Co., Ltd. (m)	351
55		Nippon Express Co., Ltd. (m)	258
12		Nippon Meat Packers, Inc. (m)	155
6		Nippon Paper Group, Inc. (m)	160
40		Nippon Sheet Glass Co., Ltd. (m)	131
331		Nippon Steel Corp. (m)	1,175
34		Nippon Telegraph & Telephone Corp. (m)	1,368
98		Nippon Yusen KK (m)	403
49		Nishi-Nippon City Bank Ltd. (The) (m)	141
9		Nissan Chemical Industries Ltd. (m)	122
160		Nissan Motor Co., Ltd. (a) (m)	1,396
2		Nissha Printing Co. Ltd. (m)	56
13		Nisshin Seifun Group, Inc. (c)	154
43		Nisshin Steel Co., Ltd. (m)	91
9		Nisshinbo Industries, Inc. (m)	93
5		Nissin Foods Holdings Co. Ltd. (m)	158
2		Nitori Co., Ltd. (m)	184
11		Nitto Denko Corp. (m)	416
97		NKSJ Holdings, Inc. (a) (m)	702
7		NOK Corp. (m)	115
240		Nomura Holdings, Inc. (m)	1,659
6		Nomura Real Estate Holdings, Inc. (m)	106
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	113
7		Nomura Research Institute Ltd. (m)	174
30		NSK Ltd. (m)	231
31		NTN Corp. (m)	134
—	(h)	NTT Data Corp. (m)	307
1		NTT DoCoMo, Inc. (m)	1,543
—	(h)	NTT Urban Development Corp. (m)	62
39		Obayashi Corp. (m)	176
—	(h)	Obic Co., Ltd. (m)	83
40		Odakyu Electric Railway Co., Ltd. (m)	334
58		OJI Paper Co., Ltd. (m)	274
14		Olympus Corp. (m)	422
13		Omron Corp. (m)	302
6		Ono Pharmaceutical Co., Ltd. (m)	232
1		Onward Holdings Co., Ltd. (m)	8
2		Oracle Corp. Japan (m)	116
3		Oriental Land Co., Ltd. (m)	223
7		ORIX Corp. (m)	617
124		Osaka Gas Co., Ltd. (m)	432
1		Otsuka Corp. (m)	71
127		Panasonic Corp. (m)	1,862
24		Panasonic Electric Works Co., Ltd. (m)	293
1		Pioneer Corp. (m)	3
—	(h)	Promise Co., Ltd. (c)	—	(h)
—	(h)	Rakuten, Inc. (m)	368
33		Resona Holdings, Inc. (m)	398
44		Ricoh Co., Ltd. (m)	749
2		Rinnai Corp. (c)	113
6		Rohm Co., Ltd. (m)	474
3		Sankyo Co., Ltd. (m)	157
5		Santen Pharmaceutical Co., Ltd. (m)	144
120		Sanyo Electric Co., Ltd. (a) (m)	190
19		Sapporo Hokuyo Holdings, Inc. (m)	86
15		Sapporo Holdings Ltd. (m)	75
1		SBI Holdings, Inc. (m)	234
14		Secom Co., Ltd. (m)	593
12		Sega Sammy Holdings, Inc. (m)	163
9		Seiko Epson Corp. (m)	166
27		Sekisui Chemical Co., Ltd. (m)	183
35		Sekisui House Ltd. (m)	337
35		Senshu Ikeda Holdings, Inc. (c)	60
50		Seven & I Holdings Co. Ltd. (m)	1,286
—	(h)	Seven Bank Ltd. (m)	71
65		Sharp Corp. (m)	843
12		Shikoku Electric Power Co., Inc. (m)	308
16		Shimadzu Corp. (m)	133
2		Shimamura Co., Ltd. (m)	151
4		Shimano, Inc. (m)	196
38		Shimizu Corp. (m)	151
27		Shin-Etsu Chemical Co., Ltd. (m)	1,534
4		Shinko Electric Industries Co., Ltd. (m)	69
61		Shinsei Bank Ltd. (c)	79
20		Shionogi & Co., Ltd. (m)	355
23		Shiseido Co., Ltd. (m)	477
40		Shizuoka Bank Ltd. (The) (m)	338
95		Showa Denko KK (m)	217
11		Showa Shell Sekiyu KK (c)	77
4		SMC Corp. (m)	516
49		Softbank Corp. (m)	1,093
85		Sojitz Corp. (m)	153
65		Sony Corp. (m)	2,222
—	(h)	Sony Financial Holdings, Inc. (m)	202
4		Square Enix Holdings Co., Ltd. (c)	74

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
9		Stanley Electric Co., Ltd. (m)	183
8		Sumco Corp. (a) (m)	175
103		Sumitomo Chemical Co., Ltd. (m)	485
73		Sumitomo Corp. (m)	881
49		Sumitomo Electric Industries Ltd. (m)	599
38		Sumitomo Heavy Industries Ltd. (m)	248
219		Sumitomo Metal Industries Ltd. (m)	596
34		Sumitomo Metal Mining Co., Ltd. (m)	504
72		Sumitomo Mitsui Financial Group, Inc. (m)	2,385
25		Sumitomo Realty & Development Co., Ltd. (m)	519
9		Sumitomo Rubber Industries Ltd. (m)	84
95		Sumitomo Trust & Banking Co., Ltd. (The) (m)	577
14		Suruga Bank Ltd. (m)	135
4		Suzuken Co., Ltd. (c)	157
23		Suzuki Motor Corp. (m)	483
2		Sysmex Corp. (m)	126
18		T&D Holdings, Inc. (m)	476
59		Taiheiyo Cement Corp. (a) (m)	83
66		Taisei Corp. (m)	151
8		Taisho Pharmaceutical Co., Ltd. (m)	144
19		Taiyo Nippon Sanso Corp. (m)	171
20		Takashimaya Co., Ltd. (m)	191
48		Takeda Pharmaceutical Co., Ltd. (m)	2,078
—	(h)	Takefuji Corp. (c)	1
8		TDK Corp. (m)	483
61		Teijin Ltd. (m)	194
11		Terumo Corp. (m)	554
8		THK Co., Ltd. (m)	173
52		Tobu Railway Co., Ltd. (m)	276
7		Toho Co., Ltd. (m)	122
28		Toho Gas Co., Ltd. (m)	142
28		Tohoku Electric Power Co., Inc. (m)	565
47		Tokio Marine Holdings, Inc. (m)	1,402
19		Tokuyama Corp. (m)	106
79		Tokyo Electric Power Co., Inc. (The) (m)	1,970
11		Tokyo Electron Ltd. (m)	729
150		Tokyo Gas Co., Ltd. (m)	637
7		Tokyo Steel Manufacturing Co., Ltd. (m)	90
25		Tokyo Tatemono Co., Ltd. (m)	115
72		Tokyu Corp. (m)	301
27		Tokyu Land Corp. (m)	114
18		TonenGeneral Sekiyu KK (m)	154
36		Toppan Printing Co., Ltd. (m)	331
87		Toray Industries, Inc. (m)	501
260		Toshiba Corp. (a) (m)	1,497
29		Tosoh Corp. (m)	81
16		TOTO Ltd. (m)	110
10		Toyo Seikan Kaisha Ltd. (m)	169
6		Toyo Suisan Kaisha Ltd. (m)	145
4		Toyobo Co., Ltd. (m)	7
4		Toyoda Gosei Co., Ltd. (m)	115
4		Toyota Boshoku Corp. (c)	67
12		Toyota Industries Corp. (m)	353
189		Toyota Motor Corp. (m)	7,311
14		Toyota Tsusho Corp. (m)	203
7		Trend Micro, Inc. (m)	228
4		Tsumura & Co. (m)	114
64		Ube Industries Ltd. (m)	162
3		Unicharm Corp. (m)	256
5		Uniden Corp. (a) (m)	16
13		UNY Co., Ltd. (m)	117
7		Ushio, Inc. (m)	117
1		USS Co., Ltd. (m)	102
—	(h)	West Japan Railway Co. (m)	403
1		Yahoo! Japan Corp. (m)	361
6		Yakult Honsha Co., Ltd. (c)	164
6		Yamada Denki Co., Ltd. (m)	435
15		Yamaguchi Financial Group, Inc. (m)	150
10		Yamaha Corp. (m)	127
14		Yamaha Motor Co., Ltd. (a) (c)	212
27		Yamato Holdings Co., Ltd. (m)	379
2		Yamato Kogyo Co., Ltd. (m)	73
8		Yamazaki Baking Co., Ltd. (m)	98
16		Yaskawa Electric Corp. (m)	141
15		Yokogawa Electric Corp. (m)	124
			145,992
		Luxembourg — 0.7%
69		ArcelorMittal	2,678
4		Millicom International Cellular S.A. (m)	325
23		SES S.A. FDR (m)	535
88		Tenaris S.A. (m)	1,770
			5,308
		Macau — 0.0% (g)
54		Sands China Ltd. (a) (m)	87
		Mexico — 0.8%
26		Alfa S.A.B. de C.V., Class A (c)	201
817		America Movil S.A.B. de C.V., Series L, (c)	2,102
339		Cemex S.A.B. de C.V. (a) (m)	404
127		Fomento Economico Mexicano S.A.B. de C.V. (c)	603
7		Fresnillo plc (m)	82
24		Grupo Carso S.A.B. de C.V., Series A1, (c)	89

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Mexico — Continued
231	Grupo Mexico S.A.B. de C.V., Class B (m)	610
34	Grupo Modelo S.A.B. de C.V., Series C, (c)	188
147	Grupo Televisa S.A. (c)	611
38	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	219
112	Telefonos de Mexico S.A.B. de C.V., Class L (c)	86
107	Telefonos de Mexico S.A.B. de C.V., Class A (m)	81
107	Telmex Internacional S.A.B. de C.V., Class A (m)	101
112	Telmex Internacional S.A.B. de C.V., Class L (m)	107
293	Wal-Mart de Mexico S.A.B. de C.V., Series V, (c)	684
		6,168
	Netherlands — 4.7%
173	Aegon N.V. (a) (m)	1,213
26	Akzo Nobel N.V. (c)	1,527
50	ASML Holding N.V. (m)	1,647
6	Corio N.V. (m)	333
29	European Aeronautic Defence and Space Co., N.V. (c)	545
8	Fugro N.V. CVA (m)	514
13	Heineken Holding N.V. (c)	522
28	Heineken N.V. (c)	1,300
406	ING Groep N.V. CVA (a) (m)	3,585
19	James Hardie Industries SE (a) (m)	134
138	Koninklijke Ahold N.V. (c)	1,894
6	Koninklijke Boskalis Westminster CVA (m)	286
16	Koninklijke DSM N.V. (c)	723
189	Koninklijke KPN N.V. (c)	2,842
111	Koninklijke Philips Electronics N.V.	3,742
4	Koninklijke Vopak N.V. (m)	315
30	QIAGEN N.V. (a) (m)	690
12	Randstad Holding N.V. (a) (m)	597
86	Reed Elsevier N.V. (c) (m)	1,024
133	Royal Dutch Shell plc (m)	4,146
101	Royal Dutch Shell plc, Class B (m)	3,052
20	SBM Offshore N.V. (m)	385
42	TNT N.V. (m)	1,281
186	Unilever N.V. CVA (m)	5,644
30	Wolters Kluwer N.V.	621
		38,562
	New Zealand — 0.5%
356	Auckland International Airport Ltd. (m)	518
119	Contact Energy Ltd. (a) (m)	537
236	Fletcher Building Ltd. (m)	1,433
225	Sky City Entertainment Group Ltd. (m)	514
731	Telecom Corp. of New Zealand Ltd. (m)	1,142
		4,144
	Norway — 1.6%
174	DnB NOR ASA (c)	2,056
123	Norsk Hydro ASA (a) (c)	945
9	Norske Skogindustrier ASA (a) (m)	13
144	Orkla ASA (c)	1,216
66	Renewable Energy Corp. ASA (a) (c)	224
215	Statoil ASA (m)	5,209
159	Telenor ASA (a) (m)	2,254
37	Yara International ASA (m)	1,300
		13,217
	Philippines — 0.7%
60	Ayala Corp. (m)	458
2,473	Ayala Land, Inc. (m)	753
110	Banco de Oro Unibank, Inc. (m)	103
791	Bank of the Philippine Islands (m)	802
2,598	Energy Development Corp. (m)	312
10	Globe Telecom, Inc. (m)	211
279	Manila Electric Co. (m)	1,100
542	Petron Corp. (a) (m)	81
19	Philippine Long Distance Telephone Co. (m)	1,089
4,907	SM Prime Holdings, Inc. (m)	1,121
		6,030
	Portugal — 0.7%
511	Banco Comercial Portugues S.A., Class R (c)	479
118	Banco Espirito Santo S.A. (c)	565
42	Brisa Auto-Estradas de Portugal S.A. (c)	300
55	Cimpor Cimentos de Portugal SGPS S.A. (m)	401
399	Energias de Portugal S.A. (m)	1,428
35	Galp Energia SGPS S.A., Class B (m)	567
52	Jeronimo Martins SGPS S.A. (a) (c)	537
131	Portugal Telecom SGPS S.A. (a) (c)	1,328
		5,605
	Singapore — 0.8%
58	Ascendas REIT (m)	81
105	CapitaLand Ltd. (m)	284
88	CapitaMall Trust (m)	124
57	CapitaMalls Asia Ltd. (m)	90
21	City Developments Ltd. (m)	162
78	ComfortDelgro Corp., Ltd. (m)	89
43	Cosco Corp. Singapore Ltd. (m)	54
70	DBS Group Holdings Ltd. (m)	770
40	Fraser and Neave Ltd. (m)	142
191	Genting Singapore plc (a) (c)	132
273	Golden Agri-Resources Ltd. (a) (m)	116
5	Jardine Cycle & Carriage Ltd. (m)	112

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Singapore — Continued
53		Keppel Corp., Ltd. (m)	376
38		Neptune Orient Lines Ltd. (a) (m)	59
46		Olam International Ltd. (m)	87
106		Oversea-Chinese Banking Corp. Ltd. (m)	675
39		SembCorp Industries Ltd. (m)	118
32		SembCorp Marine Ltd. (m)	98
22		Singapore Airlines Ltd. (m)	243
1		Singapore Airport Terminal Services Ltd. (m)	2
35		Singapore Exchange Ltd. (m)	208
65		Singapore Press Holdings Ltd. (m)	195
55		Singapore Technologies Engineering Ltd. (m)	126
324		Singapore Telecommunications Ltd. (m)	714
25		StarHub Ltd. (m)	42
50		United Overseas Bank Ltd. (m)	728
23		UOL Group Ltd. (m)	63
52		Wilmar International Ltd. (m)	261
			6,151
		South Africa — 0.7%
1		Anglo Platinum Ltd. (a) (c)	152
9		AngloGold Ashanti Ltd. (m)	363
12		Bidvest Group Ltd. (m)	222
133		FirstRand Ltd. (m)	366
23		Gold Fields Ltd. (m)	303
23		Impala Platinum Holdings Ltd. (m)	646
69		MTN Group Ltd. (m)	1,015
15		Naspers Ltd., Class N (m)	605
46		Pretoria Portland Cement Co., Ltd. (m)	206
88		Sanlam Ltd. (m)	286
24		Sasol Ltd. (m)	971
17		Shoprite Holdings Ltd. (m)	181
30		Standard Bank Group Ltd. (m)	462
8		Tiger Brands Ltd. (m)	197
			5,975
		South Korea — 0.8%
3		Daelim Industrial Co., Ltd. (m)	178
10		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	192
1		Hite Brewery Co. Ltd. (m)	95
6		Hyundai Mobis (m)	1,005
3		LG Chem Ltd. (m)	843
6		LG Electronics, Inc. (m)	700
2		POSCO (m)	1,000
2		Samsung Electronics Co., Ltd. (m)	1,308
3		Samsung Fire & Marine Insurance Co., Ltd. (m)	564
1		Shinsegae Co., Ltd. (m)	266
1		SK Energy Co. Ltd. (m)	127
1		SK Telecom Co., Ltd. (m)	183
			6,461
		Spain — 5.2%
35		Abertis Infraestructuras S.A. (c)	602
2		Acciona S.A. (m)	228
17		Acerinox S.A. (m)	338
17		ACS Actividades de Construccion y Servicios S.A. (c)	776
399		Banco Bilbao Vizcaya Argentaria S.A. (c)	5,253
109		Banco de Sabadell S.A. (c)	551
24		Banco de Valencia S.A. (c)	140
92		Banco Popular Espanol S.A. (c)	650
926		Banco Santander S.A. (c)	11,769
34		Bankinter S.A. (c)	253
99		Criteria Caixacorp S.A. (m)	493
41		EDP Renovaveis S.A. (a) (m)	293
17		Enagas (m)	341
—	(h)	Endesa S.A. (m)	8
53		Ferrovial S.A. (m)	462
4		Fomento de Construcciones y Contratas S.A. (c)	121
16		Gamesa Corp. Tecnologica S.A. (m)	200
27		Gas Natural SDG S.A. (m)	461
9		Gestevision Telecinco S.A. (m)	122
14		Grifols S.A. (c)	183
99		Iberdrola Renovables S.A. (m)	385
414		Iberdrola S.A. (m)	3,286
41		Iberia Lineas Aereas de Espana (a) (m)	137
25		Inditex S.A. (m)	1,554
13		Indra Sistemas S.A. (m)	263
78		Mapfre S.A. (c)	256
11		Red Electrica Corp. S.A. (m)	529
82		Repsol YPF S.A. (m)	1,924
10		Sacyr Vallehermoso S.A. (a) (c)	80
1		Sociedad General de Aguas de Barcelona S.A., Class A (c)	18
479		Telefonica S.A. (m)	10,836
16		Zardoya Otis S.A. (m)	256
			42,768
		Sweden — 2.0%
23		Alfa Laval AB (c)	343
22		Assa Abloy AB, Class B (c)	496
35		Atlas Copco AB, Class A (c)	568
24		Atlas Copco AB, Class B (c)	345
15		Electrolux AB, Series B, (m)	387

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Sweden — Continued
9		Getinge AB, Class B (c)	206
31		Hennes & Mauritz AB, Class B (c)	1,955
—	(h)	Hoganas AB, Class B (m)	14
4		Holmen AB, Class B (c)	98
23		Husqvarna AB, Class B (c)	169
26		Investor AB, Class B (c)	496
16		Kinnevik Investment AB, Class B (m)	288
1		Loomis AB, Class B (m)	16
14		Lundin Petroleum AB (a) (c)	83
6		Niscayah Group AB (a) (m)	12
197		Nordea Bank AB (c)	1,922
7		Ratos AB, Class B (m)	226
54		Sandvik AB (a) (c)	769
18		Scania AB, Class B (m)	320
12		Securitas AB, Class B (m)	130
78		Skandinaviska Enskilda Banken AB, Class A (a) (m)	535
19		Skanska AB, Class B (m)	314
25		SKF AB, Class B (c)	502
10		SSAB AB, Class A (c)	172
8		SSAB AB, Class B (m)	117
36		Svenska Cellulosa AB, Class B (c)	463
27		Svenska Handelsbanken AB, Class A (c)	747
37		Swedbank AB, Class A (a) (m)	399
14		Swedish Match AB (c)	310
14		Tele2 AB, Class B (c)	229
178		Telefonaktiebolaget LM Ericsson, Class B (m)	2,053
124		TeliaSonera AB (m)	847
18		Volvo AB, Class A (a) (m)	217
68		Volvo AB, Class B (a) (m)	850
			16,598
		Switzerland — 2.1%
45		ABB Ltd. (a) (m)	863
2		Actelion Ltd. (a) (m)	71
3		Adecco S.A. (c)	165
2		Aryzta AG (m)	60
1		Aryzta AG (m)	26
1		Baloise Holdings AG (m)	63
11		Compagnie Financiere Richemont S.A., Class A (m)	402
24		Credit Suisse Group AG (a) (m)	1,082
4		GAM Holding Ltd. (a) (m)	51
1		Geberit AG (m)	166
—	(h)	Givaudan S.A. (m)	170
5		Holcim Ltd. (a) (m)	390
4		Julius Baer Group Ltd. (m)	130
1		Kuehne & Nagel International AG (m)	116
—	(h)	Lindt & Spruengli AG (c)	104
3		Logitech International S.A. (a) (c)	53
1		Lonza Group AG (c)	82
72		Nestle S.A.	3,532
1		Nobel Biocare Holding AG (c)	30
44		Novartis AG (m)	2,259
15		Roche Holding AG (m)	2,294
—	(h)	Schindler Holding AG (m)	43
—	(h)	SGS S.A. (m)	186
1		Sonova Holding AG (m)	127
54		STMicroelectronics N.V. (m)	496
—	(h)	Sulzer AG (c)	15
1		Swatch Group AG (The) (m)	223
—	(h)	Swatch Group AG (The) (m)	12
1		Swiss Life Holding AG (a) (m)	74
7		Swiss Reinsurance Co. Ltd. (c)	301
1		Swisscom AG (c)	171
2		Syngenta AG (m)	514
73		UBS AG (a) (m)	1,126
72		Xstrata plc (m)	1,174
3		Zurich Financial Services AG (m)	634
			17,205
		Taiwan — 0.7%
319		Asustek Computer, Inc. (m)	615
228		Cathay Financial Holding Co., Ltd. (a) (m)	364
87		Chimei Innolux Corp. (a) (m)	127
547		China Steel Corp. (m)	582
258		Far Eastern New Century Corp. (m)	280
261		HON HAI Precision Industry Co., Ltd. (m)	1,227
61		Nan Ya Plastics Corp. (m)	128
246		Quanta Computer, Inc. (m)	462
907		Taishin Financial Holdings Co., Ltd. (a) (m)	350
190		Taiwan Mobile Co., Ltd. (m)	364
704		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,379
335		United Microelectronics Corp. (a) (m)	169
			6,047
		Thailand — 0.8%
252		Advanced Info Service PCL (m)	590
219		Bangkok Bank PCL, Class F (m)	803
80		Electricity Generating PCL (m)	196
294		Kasikornbank PCL (m)	851
750		Krung Thai Bank PCL (m)	285
183		PTT Exploration & Production PCL (m)	856

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Thailand — Continued
115		PTT PCL (m)	898
125		Siam Cement PCL (m)	1,038
289		Siam Commercial Bank PCL (m)	724
			6,241
		Turkey — 0.9%
224		Akbank TAS (m)	1,123
64		Aksigorta AS (m)	88
48		Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	600
158		Eregli Demir ve Celik Fabrikalari TAS (a) (m)	496
46		Haci Omer Sabanci Holding AS (a) (m)	212
28		Tupras Turkiye Petrol Rafine (m)	617
115		Turkcell Iletisim Hizmet A/S (m)	743
365		Turkiye Garanti Bankasi A/S (m)	1,768
257		Turkiye Is Bankasi, Class C (m)	894
133		Yapi ve Kredi Bankasi A/S (a) (m)	381
			6,922
		United Kingdom — 8.6%
36		3i Group plc (m)	150
7		Admiral Group plc (m)	141
12		AMEC plc (m)	159
49		Anglo American plc (a) (m)	2,099
15		Antofagasta plc (m)	225
13		Associated British Foods plc (m)	205
54		AstraZeneca plc (m)	2,405
8		Autonomy Corp. plc (a) (m)	222
104		Aviva plc (m)	549
133		BAE Systems plc (m)	697
26		Balfour Beatty plc (m)	110
428		Barclays plc (m)	2,201
127		BG Group plc (m)	2,139
83		BHP Billiton plc (m)	2,530
704		BP plc (m)	6,144
22		British Airways plc (a) (c)	75
75		British American Tobacco plc (m)	2,357
32		British Land Co. plc (m)	231
43		British Sky Broadcasting Group plc (m)	401
291		BT Group plc (m)	560
12		Bunzl plc (m)	144
16		Burberry Group plc (m)	167
97		Cable & Wireless Communications plc (m)	91
97		Cable & Wireless Worldwide plc (a) (m)	128
52		Cairn Energy plc (a) (m)	316
23		Capita Group plc (The) (m)	285
6		Carnival plc (m)	272
8		Carphone Warehouse Group plc (a) (m)	23
193		Centrica plc (m)	866
43		Cobham plc (m)	175
70		Compass Group plc (m)	566
94		Diageo plc (m)	1,602
13		Drax Group plc (m)	72
18		EnQuest plc (a)	28
8		EnQuest plc (a) (m)	12
10		Eurasian Natural Resources Corp. (m)	179
18		Firstgroup plc (m)	102
48		G4S plc (m)	194
195		GlaxoSmithKline plc (m)	3,616
26		Hammerson plc (m)	154
33		Home Retail Group plc (m)	138
654		HSBC Holdings plc (m)	6,655
20		ICAP plc (m)	113
—	(h)	IMI plc (m)	—	(h)
38		Imperial Tobacco Group plc (m)	1,087
16		Inmarsat plc (m)	191
10		Intercontinental Hotels Group plc (m)	171
57		International Power plc (m)	290
30		Invensys plc (m)	156
16		Investec plc (m)	126
45		J Sainsbury plc (m)	233
8		Johnson Matthey plc (m)	215
8		Kazakhmys plc (m)	170
89		Kingfisher plc (m)	338
28		Land Securities Group plc (m)	284
220		Legal & General Group plc (m)	286
19		Liberty International plc (m)	139
1,432		Lloyds Banking Group plc (a) (m)	1,433
6		London Stock Exchange Group plc (m)	58
6		Lonmin plc (a) (m)	168
64		Man Group plc (m)	238
59		Marks & Spencer Group plc (m)	332
—	(h)	Meggitt plc (m)	—	(h)
92		National Grid plc (m)	891
7		Next plc (m)	259
198		Old Mutual plc (a) (m)	350
30		Pearson plc (m)	486
8		Petrofac Ltd. (m)	134
95		Prudential plc (m)	835
3		Randgold Resources Ltd. (m)	287
23		Reckitt Benckiser Group plc (m)	1,187
46		Reed Elsevier plc (m)	357
88		Resolution Ltd. (m)	98
33		Rexam plc (m)	163

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		United Kingdom — Continued
51		Rio Tinto plc (m)	2,662
70		Rolls-Royce Group plc (a) (m)	613
6,262		Rolls-Royce Group plc, Class C (a) (m)	10
635		Royal Bank of Scotland Group plc (a) (m)	520
129		RSA Insurance Group plc (m)	238
35		SABMiller plc (m)	1,112
49		Sage Group plc (The) (m)	184
4		Schroders plc (m)	95
35		Scottish & Southern Energy plc (m)	576
27		Segro plc (m)	130
18		Serco Group plc (m)	177
9		Severn Trent plc (m)	156
33		Smith & Nephew plc (m)	345
15		Smiths Group plc (m)	251
76		Standard Chartered plc (m)	2,026
84		Standard Life plc (m)	256
15		TalkTalk Telecom Group plc (a) (m)	30
298		Tesco plc (m)	1,977
32		Thomas Cook Group plc (m)	121
33		Tomkins plc (m)	125
21		TUI Travel plc (m)	90
33		Tullow Oil plc (m)	579
48		Unilever plc (m)	1,448
26		United Utilities Group plc (m)	210
5		Vedanta Resources plc (m)	196
1,975		Vodafone Group plc (m)	4,376
7		Whitbread plc (m)	154
—	(h)	William Hill plc (m)	1
80		Wm Morrison Supermarkets plc (m)	352
11		Wolseley plc (a) (m)	266
47		WPP plc (m)	499
			70,235
		United States — 0.0% (g)
1		Synthes, Inc. (m)	143
23		Wheelock & Co., Ltd. (m)	71
			214
		Total Common Stocks (Cost $523,371)	782,116
Investment Companies — 0.9%
104		iShares MSCI EAFE Index Fund (m)	5,677
21		iShares MSCI Germany Index Fund (m)	458
37		iShares MSCI Pacific ex-Japan Index Fund (m)	1,576
		Total Investment Companies (Cost $7,711)	7,711
Preferred Stocks — 1.2%
		Brazil — 0.5%
32		Banco Bradesco S.A. (m)	588
7		Cia Energetica de Minas Gerais (m)	105
36		Cia Vale do Rio Doce, Class A (m)	966
87		Itau Unibanco Banco Multiplo S.A. (m)	1,877
47		Petroleo Brasileiro S.A. (m)	886
			4,422
		Chile — 0.1%
12		Sociedad Quimica y Minera de Chile S.A., Class B (m)	435
		Germany — 0.6%
7		Bayerische Motoren Werke AG (m)	241
10		Fresenius SE (m)	724
25		Henkel AG & Co. KGaA (c)	1,355
12		Porsche Automobil Holding SE (m)	681
5		RWE AG (c)	386
14		Volkswagen AG (c)	1,358
			4,745
		Total Preferred Stocks (Cost $4,358)	9,602

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		France — 0.0% (g)
2		Fonciere Des Regions, expiring 12/31/10 (a) (m)	2
		Hong Kong — 0.0%
6		Henderson Land, expiring 12/29/49 (a)	—
		Italy — 0.0% (g)
130		Unione di Banche Italiane SCPA, expiring 06/30/11 (a) (m)	5
		Total Warrants (Cost $ —)	7

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Norway — 0.0% (g)
33		Renewable Energy Corp. ASA, expiring 05/20/10 (a)	45
		Spain — 0.0% (g)
24		Banco de Valencia SA, expiring 05/10/10 (a) (m)	3
		Total Rights (Cost $125)	48

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
12,551	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $12,551)	12,551

SHARES
Investments of Cash Collateral for Securities on Loan — 15.5%
	Investment Company — 15.5%
126,671	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $126,671)	126,671
	Total Investments — 114.9% (Cost $674,787 )	938,706
	Liabilities in Excess of Other Assets — (14.9)%	(121,944)
	NET ASSETS — 100.0%	$816,762

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.7%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	5.1
Diversified Telecommunication Services	4.9
Metals & Mining	4.6
Electric Utilities	4.4
Insurance	4.4
Chemicals	3.7
Automobiles	3.5
Industrial Conglomerates	2.4
Food Products	2.3
Beverages	2.2
Food & Staples Retailing	2.1
Machinery	2.0
Wireless Telecommunication Services	2.0
Capital Markets	1.6
Multi-Utilities	1.6
Construction Materials	1.5
Media	1.4
Electronic Equipment, Instruments & Components	1.4
Diversified Financial Services	1.3
Real Estate Management & Development	1.3
Software	1.2
Electrical Equipment	1.2
Semiconductors & Semiconductor Equipment	1.0
Short-Term Investment	1.5
Others (each less than 1.0%)	19.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	TOPIX Index	06/10/10	$3,349	$75
254	Dow Jones Euro STOXX 50 Index	06/18/10	9,293	(192)
33	FTSE 100 Index	06/18/10	2,781	(47)
				$(164)

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.6%
	Australia — 2.8%
65	Macquarie Group Ltd. (c)	2,978
124	QBE Insurance Group Ltd. (m)	2,393
131	Santos Ltd.	1,660
		7,031
	Austria — 0.4%
42	Intercell AG (a) (c)	1,120
	Belgium — 0.9%
54	KBC Groep N.V. (a) (m)	2,424
	Canada — 1.4%
23	First Quantum Minerals Ltd. (c)	1,792
94	Kinross Gold Corp. (c)	1,795
		3,587
	China — 1.2%
1,223	China Merchants Bank Co., Ltd., Class H (m)	2,998
	Finland — 0.1%
133	Ruukki Group OYJ (a)	321
	France — 10.7%
35	Atos Origin S.A. (a) (m)	1,775
55	BNP Paribas (m)	3,811
40	Cie de St-Gobain (m)	1,970
36	Compagnie Generale des Etablissements Michelin, Class B	2,602
79	GDF Suez	2,808
41	Lafarge S.A. (m)	2,968
28	Pernod-Ricard S.A. (m)	2,412
49	Sanofi-Aventis S.A. (a) (m)	3,362
22	Schneider Electric S.A. (c)	2,519
45	Sodexo	2,792
		27,019
	Germany — 4.3%
54	Bayer AG (c)	3,466
45	Daimler AG (a) (m)	2,327
32	Deutsche Bank AG (m)	2,242
59	Lanxess AG (m)	2,797
		10,832
	Hong Kong — 3.6%
970	China Overseas Land & Investment Ltd. (m)	1,883
846	China Resources Land Ltd. (m)	1,548
492	Hang Lung Properties Ltd. (m)	1,770
1,204	Huabao International Holdings Ltd. (m)	1,392
361	Hutchison Whampoa Ltd. (m)	2,478
		9,071
	India — 1.0%
44	Infosys Technologies Ltd., ADR (m)	2,642
	Indonesia — 1.0%
2,969	Perusahaan Gas Negara PT (m)	1,333
1,282	Telekomunikasi Indonesia Tbk PT (m)	1,107
		2,440
	Ireland — 1.6%
208	Experian plc (m)	1,927
231	Governor & Co. of the Bank of Ireland (The) (a) (m)	507
71	Shire plc (m)	1,567
		4,001
	Israel — 0.7%
29	Teva Pharmaceutical Industries Ltd., ADR (m)	1,732
	Italy — 3.0%
47	Saipem S.p.A. (m)	1,744
577	Snam Rete Gas S.p.A. (m)	2,742
1,166	UniCredit S.p.A. (a) (m)	3,055
		7,541
	Japan — 19.3%
91	FUJIFILM Holdings Corp. (m)	3,105
1	Japan Tobacco, Inc. (m)	2,738
358	JX Holdings, Inc. (a) (m)	1,999
122	Kirin Holdings Co., Ltd. (m)	1,748
273	Kubota Corp. (m)	2,398
571	Marubeni Corp. (m)	3,369
456	Mitsubishi Electric Corp. (m)	4,064
213	Mitsui & Co., Ltd. (m)	3,200
118	Mitsui Fudosan Co., Ltd. (m)	2,185
25	Nidec Corp. (m)	2,565
8	Nintendo Co., Ltd. (m)	2,620
422	Nippon Sheet Glass Co. Ltd. (m)	1,386
469	Nissan Motor Co., Ltd. (a) (m)	4,077
143	Ricoh Co., Ltd. (m)	2,429
34	Shin-Etsu Chemical Co., Ltd. (m)	1,948
80	Sumco Corp. (a) (m)	1,772
398	Sumitomo Heavy Industries Ltd. (m)	2,617
76	Sumitomo Mitsui Financial Group, Inc. (m)	2,520
219	Takashimaya Co., Ltd. (m)	2,076
		48,816
	Luxembourg — 1.4%
94	ArcelorMittal	3,643
	Netherlands — 10.0%
58	ASML Holding N.V. (m)	1,917

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Netherlands — Continued
342	ING Groep N.V. CVA (a) (m)	3,017
142	Koninklijke Ahold N.V. (c)	1,945
191	Koninklijke KPN N.V. (c)	2,872
98	Koninklijke Philips Electronics N.V.	3,284
260	Royal Dutch Shell plc, Class A	8,153
140	Unilever N.V. CVA (m)	4,245
		25,433
	Singapore — 0.9%
1,003	Singapore Telecommunications Ltd. (m)	2,212
	South Korea — 1.0%
23	LG Electronics, Inc. (m)	2,462
	Spain — 1.5%
292	Banco Santander S.A. (c)	3,710
	Switzerland — 4.0%
81	Credit Suisse Group AG (a) (m)	3,698
23	Roche Holding AG (m)	3,698
13	Zurich Financial Services AG (m)	2,854
		10,250
	Taiwan — 2.2%
292	HON HAI Precision Industry Co., Ltd., GDR (m)	2,927
258	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,728
		5,655
	United Kingdom — 20.6%
177	BG Group plc (m)	2,999
92	BHP Billiton plc (m)	2,817
933	BT Group plc, Class A (m)	1,795
883	Cable & Wireless Communications plc (m)	835
883	Cable & Wireless Worldwide plc (a) (m)	1,168
359	Cairn Energy plc (a) (m)	2,189
604	Centrica plc (m)	2,711
167	Cookson Group plc (a) (m)	1,427
212	GlaxoSmithKline plc (m)	3,935
449	HSBC Holdings plc (m)	4,574
105	Imperial Tobacco Group plc (m)	2,989
176	Intercontinental Hotels Group plc (m)	3,098
238	International Power plc (m)	1,203
2,885	Lloyds Banking Group plc (a) (m)	2,886
385	Man Group plc (m)	1,423
248	National Grid plc (m)	2,387
385	Premier Farnell plc (m)	1,396
177	Prudential plc (m)	1,556
61	Reckitt Benckiser Group plc (m)	3,165
438	Tesco plc (m)	2,908
2,131	Vodafone Group plc (m)	4,722
		52,183
	Total Common Stocks (Cost $216,485)	237,123
Preferred Stock — 1.2%
	Germany — 1.2%
31	Volkswagen AG (c) (Cost $2,913)	3,012
Short-Term Investment — 3.0%
	Investment Company — 3.0%
7,550	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $7,550)	7,550
Investments of Cash Collateral for Securities on Loan — 8.1%
	Investment Company — 8.1%
20,577	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $20,577)	20,577
	Total Investments — 105.9% (Cost $247,525 )	268,262
	Liabilities in Excess of Other Assets — (5.9)%	(14,946)
	NET ASSETS — 100.0%	$253,316

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	10.7%
Pharmaceuticals	7.2
Oil, Gas & Consumable Fuels	6.9
Capital Markets	4.2
Metals & Mining	4.1
Electronic Equipment, Instruments & Components	4.0
Diversified Telecommunication Services	4.0
Automobiles	3.8
Multi-Utilities	3.2
Industrial Conglomerates	3.0
Real Estate Management & Development	3.0
Insurance	2.7
Electrical Equipment	2.7
Trading Companies & Distributors	2.7
Semiconductors & Semiconductor Equipment	2.6
Chemicals	2.5
Hotels, Restaurants & Leisure	2.4
Tobacco	2.3
Machinery	2.0
Food & Staples Retailing	2.0
Wireless Telecommunication Services	1.9
IT Services	1.8
Food Products	1.7
Beverages	1.7
Gas Utilities	1.6
Building Products	1.4
Household Products	1.3
Diversified Financial Services	1.2
Construction Materials	1.2
Software	1.1
Auto Components	1.1
Household Durables	1.0
Office Electronics	1.0
Short-Term Investment	3.0
Others (each less than 1.0%)	3.0

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	TOPIX Index	06/10/10	$1,256	$10
52	Dow Jones Euro STOXX 50 Index	06/18/10	1,902	(87)
18	FTSE 100 Index	06/18/10	1,517	(55)
				$(132)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amount in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,865,316	AUD	05/10/10	$14,725	$15,595	$870
174,266	CAD	05/10/10	171	171	— (h)
15,134,532	CHF	05/10/10	14,242	14,065	(177)
10,659,485	EUR	05/10/10	14,552	14,193	(359)
1,442,540	GBP	05/10/10	2,198	2,207	9
1,287,986,640	JPY	05/10/10	14,130	13,712	(418)
244,322,091	JPY	08/12/10	2,586	2,604	18
6,738,078	NOK	05/10/10	1,136	1,142	6
49,625,808	SEK	05/10/10	6,834	6,851	17
3,848,972	SGD	05/10/10	2,719	2,809	90
			$73,293	$73,349	$56

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,176,242	AUD	05/10/10	$1,076	$1,089	$(13)
3,637,576	CAD	05/10/10	3,464	3,581	(117)
6,669,961	CHF	05/10/10	6,278	6,198	80
17,418,781	EUR	05/10/10	23,905	23,193	712
5,819,989	GBP	05/10/10	9,011	8,904	107
56,519,823	HKD	05/10/10	7,281	7,280	1
1,287,986,640	JPY	05/10/10	14,135	13,712	423
1,943,399	SGD	05/10/10	1,389	1,418	(29)
			$66,539	$65,375	$1,164

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.1%
	Australia — 1.8%
1,134	QBE Insurance Group Ltd. (m)	21,971
1,111	Santos Ltd. (c)	14,090
		36,061
	Belgium — 1.0%
452	KBC Groep N.V. (a) (m)	20,218
	Canada — 0.9%
231	First Quantum Minerals Ltd. (c)	17,729
	China — 0.9%
7,713	China Merchants Bank Co., Ltd., Class H (m)	18,908
	Finland — 0.1%
1,060	Ruukki Group OYJ (a) (c)	2,552
	France — 14.2%
1,586	AXA S.A. (c)	31,517
385	BNP Paribas (m)	26,411
341	Bouygues S.A. (c)	16,920
242	Compagnie Generale des Etablissements Michelin, Class B (c)	17,512
1,163	GDF Suez (c)	41,354
366	Lafarge S.A. (m)	26,504
247	Pernod-Ricard S.A. (m)	21,054
1,117	Rhodia S.A. (a) (c)	25,797
671	Sanofi-Aventis S.A. (a) (m)	45,766
168	Schneider Electric S.A. (c)	19,022
346	Sodexo (c)	21,241
		293,098
	Germany — 6.1%
250	Bayer AG (c)	15,996
360	Daimler AG (a) (m)	18,534
394	Deutsche Bank AG (m)	27,492
248	Hamburger Hafen und Logistik AG (c)	9,028
547	Lanxess AG (m)	25,930
303	Siemens AG (m)	29,926
		126,906
	Greece — 0.1%
655	Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	2,595
	Hong Kong — 1.7%
5,190	Hutchison Whampoa Ltd. (m)	35,620
	Indonesia — 1.2%
30,904	Perusahaan Gas Negara PT (m)	13,879
12,308	Telekomunikasi Indonesia Tbk PT (m)	10,625
		24,504
	Ireland — 0.7%
1,589	Experian plc (m)	14,694
	Italy — 2.4%
4,072	Snam Rete Gas S.p.A. (m)	19,337
11,844	UniCredit S.p.A. (a) (m)	31,040
		50,377
	Japan — 20.8%
630	Aisin Seiki Co., Ltd. (m)	19,151
2,477	Chiba Bank Ltd. (The) (m)	15,687
982	FUJIFILM Holdings Corp. (m)	33,641
3,498	Fujitsu Ltd. (m)	24,598
3	Japan Tobacco, Inc. (m)	11,110
2,907	JX Holdings, Inc. (a) (m)	16,214
1,032	Kirin Holdings Co., Ltd. (m)	14,785
2,352	Kubota Corp. (m)	20,658
3,670	Marubeni Corp. (m)	21,654
3,369	Mitsubishi Electric Corp. (m)	30,026
1,892	Mitsui & Co., Ltd. (m)	28,441
997	Mitsui Fudosan Co., Ltd. (m)	18,464
84	Nintendo Co., Ltd. (m)	28,352
3,488	Nippon Sheet Glass Co. Ltd. (m)	11,457
4,728	Nippon Yusen KK (m)	19,438
3,008	Nissan Motor Co., Ltd. (a) (m)	26,169
1,771	Ricoh Co., Ltd. (m)	30,085
3,041	Sumitomo Heavy Industries Ltd. (m)	19,992
1,223	Sumitomo Mitsui Financial Group, Inc. (m)	40,437
		430,359
	Luxembourg — 1.1%
570	ArcelorMittal (c)	22,164
	Netherlands — 9.6%
3,610	ING Groep N.V. CVA (a) (m)	31,865
1,446	Koninklijke KPN N.V. (c)	21,699
788	Koninklijke Philips Electronics N.V.	26,459
2,833	Royal Dutch Shell plc, Class A (m)	88,242
972	Unilever N.V. CVA (m)	29,585
		197,850
	Norway — 1.0%
1,804	DnB NOR ASA (c)	21,348
	Singapore — 0.9%
8,665	Singapore Telecommunications Ltd. (m)	19,113
	South Africa — 1.1%
4,626	African Bank Investments Ltd. (m)	22,149
	South Korea — 1.2%
231	LG Electronics, Inc. (m)	25,174

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Spain — 3.0%
2,339	Banco Bilbao Vizcaya Argentaria S.A. (c)	30,767
2,489	Banco Santander S.A. (c)	31,645
		62,412
	Switzerland — 2.6%
116	Roche Holding AG (m)	18,358
162	Zurich Financial Services AG (m)	35,942
		54,300
	Taiwan — 1.0%
4,594	HON HAI Precision Industry Co. Ltd. (m)	21,568
	Turkey — 0.9%
3,779	Turkiye Garanti Bankasi AS (m)	18,310
	United Kingdom — 20.8%
5,143	Barclays plc (m)	26,418
6,538	BP plc (m)	57,023
9,609	BT Group plc, Class A (m)	18,490
4,276	Cairn Energy plc (a) (m)	26,093
6,208	Centrica plc (m)	27,884
1,936	Cookson Group plc (a) (m)	16,593
7,892	GKN plc (a) (m)	16,372
1,206	GlaxoSmithKline plc (m)	22,381
6,153	HSBC Holdings plc (m)	62,649
1,269	Intercontinental Hotels Group plc (m)	22,368
16,038	Lloyds Banking Group plc (a) (m)	16,046
3,043	National Grid plc (m)	29,343
584	Petropavlovsk plc (m)	10,434
2,541	Prudential plc (m)	22,306
24,908	Vodafone Group plc (m)	55,193
		429,593
	Total Common Stocks (Cost $1,826,496)	1,967,602
Preferred Stock — 1.2%
	Germany — 1.2%
253	Volkswagen AG (c) (Cost $23,615)	24,420
Short-Term Investment — 4.2%
	Investment Company — 4.2%
87,721	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $87,721)	87,721
Investment of Cash Collateral for Securities on Loan — 11.3%
	Investment Company — 11.3%
234,206	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $234,206)	234,206
	Total Investments — 111.8% (Cost $2,172,038 )	2,313,949
	Liabilities in Excess of Other Assets — (11.8)%	(244,385)
	NET ASSETS — 100.0%	$2,069,564

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	17.3%
Oil, Gas & Consumable Fuels	9.7
Insurance	5.4
Industrial Conglomerates	5.3
Pharmaceuticals	4.9
Multi-Utilities	4.7
Diversified Telecommunication Services	3.4
Automobiles	3.3
Electronic Equipment, Instruments & Components	2.7
Wireless Telecommunication Services	2.7
Diversified Financial Services	2.6
Auto Components	2.6
Metals & Mining	2.5
Chemicals	2.5
Trading Companies & Distributors	2.4
Electrical Equipment	2.4
Hotels, Restaurants & Leisure	2.1
Machinery	2.0
Beverages	1.7
Gas Utilities	1.6
Office Electronics	1.4
Food Products	1.4
Software	1.4
Capital Markets	1.3
Construction Materials	1.3
Household Durables	1.2
Computers & Peripherals	1.2
Short-Term Investment	4.2
Others (each less than 1.0%)	4.8

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
73	TOPIX Index	06/10/10	$7,639	$ (7)
338	Dow Jones Euro STOXX 50 Index	06/18/10	12,367	(575)
110	FTSE 100 Index	06/18/10	9,269	(211)
				$(793)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
181,142,061	AUD	05/26/10	$161,866	$167,186	$5,320
14,114,276	DKK	05/26/10	2,570	2,525	(45)
131,166,104	EUR	05/26/10	177,747	174,651	(3,096)
38,543,400	GBP	05/26/10	58,492	58,968	476
1,019,677,675	JPY	05/07/10	10,848	10,855	7
8,502,989,060	JPY	05/26/10	93,377	90,539	(2,838)
314,964,756	SEK	05/26/10	43,791	43,488	(303)
34,521,233	SGD	05/26/10	24,492	25,192	700
1,345,790	TRY	05/26/10	863	901	38
			$574,046	$574,305	$259

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
18,638,648	AUD	05/26/10	$16,908	$17,203	$(295)
17,133,701	CAD	05/26/10	16,718	16,867	(149)
30,062,872	CHF	05/26/10	28,211	27,943	268
85,808,926	EUR	05/26/10	116,472	114,257	2,215
131,435,002	GBP	05/26/10	201,060	201,083	(23)
100,710,914	HKD	05/26/10	12,983	12,974	9
8,194,146,602	JPY	05/26/10	89,210	87,250	1,960
10,828,649	NOK	05/26/10	1,822	1,834	(12)
19,392,492	SGD	05/26/10	13,816	14,152	(336)
18,627,514	TRY	05/26/10	11,942	12,470	(528)
			$509,142	$506,033	$3,109

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 72.9%
	Australia — 4.6%
18	Alumina Ltd. (m)	26
20	Australia & New Zealand Banking Group Ltd. (m)	436
57	BHP Billiton Ltd. (m)	2,087
46	Bradken Ltd. (m)	305
101	Challenger Financial Services Group Ltd. (m)	383
9	Commonwealth Bank of Australia (m)	469
247	Fairfax Media Ltd.	390
20	Flight Centre Ltd. (m)	370
60	IOOF Holdings Ltd. (m)	366
10	Leighton Holdings Ltd.	329
28	MacArthur Coal Ltd. (m)	387
9	Macquarie Group Ltd.	433
11	Newcrest Mining Ltd. (m)	344
17	QBE Insurance Group Ltd. (m)	326
46	Seek Ltd. (m)	351
31	Westpac Banking Corp. (m)	762
		7,764
	Austria — 0.4%
6	Andritz AG (m)	359
10	Voestalpine AG (m)	362
		721
	Belgium — 1.1%
8	Anheuser-Busch InBev N.V.	380
2	Bekaert S.A. (m)	332
5	Delhaize Group (m)	423
8	KBC Groep N.V. (a) (m)	376
10	Umicore	355
		1,866
	Bermuda — 0.1%
8	Signet Jewelers Ltd. (a) (m)	249
	China — 0.9%
446	China Construction Bank Corp., Class H (m)	362
191	China Merchants Bank Co., Ltd., Class H (m)	468
39	Weichai Power Co., Ltd., Class H (m)	319
138	Yanzhou Coal Mining Co., Ltd., Class H (m)	384
		1,533
	Denmark — 0.5%
9	D/S Norden (m)	416
4	Novo Nordisk A/S, Class B (m)	353
		769
	Finland — 0.6%
10	Metso OYJ (m)	383
7	Wartsila OYJ (m)	364
14	YIT OYJ	297
		1,044
	France — 5.5%
7	Accor S.A. (m)	403
18	AXA S.A.	355
15	BNP Paribas (m)	1,010
8	Bouygues S.A. (a)	386
4	Casino Guichard Perrachon S.A.	322
15	Credit Agricole S.A. (m)	216
10	JC Decaux S.A. (a) (m)	277
4	LVMH Moet Hennessy Louis Vuitton S.A. (m)	415
4	Pernod-Ricard S.A. (m)	374
3	PPR (m)	410
9	Renault S.A. (a) (m)	413
19	Rhodia S.A. (a)	428
21	Sanofi-Aventis S.A. (a) (m)	1,401
4	Schneider Electric S.A.	435
11	Societe Generale (m)	582
5	Technip S.A.	432
28	Total S.A. (m)	1,504
		9,363
	Germany — 4.5%
7	Aixtron AG	228
4	Allianz SE (a)	477
7	BASF SE	431
11	Daimler AG (a) (m)	544
11	Deutsche Bank AG (m)	776
20	Deutsche Lufthansa AG (a) (m)	335
29	E.ON AG	1,075
7	Hannover Rueckversicherung AG (a)	313
46	Infineon Technologies AG (a) (m)	324
10	Kloeckner & Co. SE (a) (m)	260
7	Lanxess AG (m)	353
3	Linde AG	350
6	MTU Aero Engines Holding AG	337
2	Muenchener Rueckversicherungs AG	309
9	Siemens AG (m)	899
6	Stada Arzneimittel AG (m)	243
15	Symrise AG (m)	390
		7,644
	Hong Kong — 3.1%
133	Cathay Pacific Airways Ltd. (a) (m)	277
274	Chaoda Modern Agriculture Holdings Ltd. (m)	313
36	China Mobile Ltd. (m)	347

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Hong Kong — Continued
311		CNOOC Ltd. (m)	547
60		Esprit Holdings Ltd. (m)	427
145		Hang Lung Properties Ltd. (m)	522
56		Hutchison Whampoa Ltd. (m)	384
17		Jardine Strategic Holdings Ltd. (m)	347
67		Kingboard Chemical Holdings Ltd. (m)	356
61		Melco Crown Entertainment Ltd., ADR (a) (m)	292
434		Pacific Basin Shipping Ltd. (m)	329
30		Swire Pacific Ltd., Class A (m)	330
3		Swire Properties (a) (f) (i)	14
65		Wharf Holdings Ltd. (m)	352
97		Yue Yuen Industrial Holdings Ltd. (m)	338
			5,175
		India — 0.6%
10		ICICI Bank Ltd., ADR (m)	437
78		Yes Bank Ltd. (a) (m)	495
			932
		Indonesia — 0.4%
58		Astra International Tbk PT (m)	297
468		Bank Rakyat Indonesia (m)	458
			755
		Ireland — 0.5%
175		Governor & Co. of the Bank of Ireland (The) (a) (m)	385
18		Shire plc (m)	399
			784
		Israel — 0.3%
7		Teva Pharmaceutical Industries Ltd., ADR (m)	422
		Italy — 1.7%
26		Banca Generali S.p.A. (m)	282
15		Danieli & C Officine Meccaniche S.p.A (m)	376
71		Enel S.p.A. (m)	372
28		Indesit Co. SpA (a) (m)	374
143		Intesa Sanpaolo S.p.A. (a) (m)	470
198		Telecom Italia S.p.A., RNC (a) (m)	224
316		UniCredit S.p.A. (a) (m)	829
			2,927
		Japan — 14.2%
12		Aisin Seiki Co., Ltd. (m)	356
16		Aoyama Trading Co., Ltd. (m)	275
18		Asahi Breweries Ltd. (m)	325
42		Asahi Glass Co., Ltd. (m)	496
33		Brother Industries Ltd. (m)	404
12		Canon, Inc. (m)	549
—	(h)	Central Japan Railway Co. (m)	407
62		Chiba Bank Ltd. (The) (m)	393
16		Dentsu, Inc.	425
10		Don Quijote Co., Ltd. (m)	265
9		East Japan Railway Co. (m)	589
11		Electric Power Development Co., Ltd. (m)	333
21		Fuji Oil Co., Ltd. (m)	297
13		FUJIFILM Holdings Corp. (m)	459
78		Fukuoka Financial Group, Inc. (m)	338
58		Fukuyama Transporting Co., Ltd. (m)	303
17		Hitachi Chemical Co., Ltd. (m)	371
19		Hitachi Transport System Ltd. (m)	268
34		Honda Motor Co., Ltd. (m)	1,154
59		ITOCHU Corp. (m)	507
—	(h)	Japan Tobacco, Inc. (m)	343
12		JFE Holdings, Inc. (m)	417
41		Kansai Paint Co., Ltd. (m)	311
19		Komatsu Ltd. (m)	387
55		Kubota Corp. (m)	483
5		Kyocera Corp. (m)	452
13		Makita Corp. (m)	387
90		Marubeni Corp. (m)	531
29		Mitsubishi Corp. (m)	692
59		Mitsubishi Electric Corp. (m)	526
185		Mitsubishi UFJ Financial Group, Inc. (m)	966
40		Mitsui & Co., Ltd. (m)	594
60		Mitsui OSK Lines Ltd. (m)	449
5		Nidec Corp. (m)	513
20		Nikon Corp. (m)	452
1		Nintendo Co., Ltd. (m)	470
32		Nippon Electric Glass Co., Ltd. (m)	488
13		Nippon Telegraph & Telephone Corp. (m)	509
73		Nissan Motor Co., Ltd. (a) (m)	631
11		Nitto Denko Corp. (m)	442
61		Nomura Holdings, Inc. (m)	420
5		ORIX Corp. (m)	495
—	(h)	Rakuten, Inc. (m)	285
4		Rohm Co., Ltd. (m)	326
3		Shimamura Co., Ltd. (m)	272
3		SMC Corp. (m)	387
16		Sony Corp. (m)	541
40		Sumitomo Corp. (m)	484
34		Sumitomo Electric Industries Ltd. (m)	412
73		Sumitomo Trust & Banking Co., Ltd. (The) (m)	441
11		Suzuken Co., Ltd.	413

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
10		Tokai Rika Co., Ltd. (m)	208
65		Tokyo Gas Co., Ltd. (m)	276
1		Yahoo! Japan Corp. (m)	474
			23,991
		Luxembourg — 0.5%
12		ArcelorMittal	464
10		Evraz Group S.A., GDR (a) (m)	345
			809
		Macau — 0.2%
237		Wynn Macau Ltd. (a) (m)	372
		Mexico — 0.6%
7		America Movil S.A.B. de C.V., Series L, , ADR (m)	379
126		Banco Compartamos S.A. de C.V. (m)	710
			1,089
		Netherlands — 2.7%
12		ASML Holding N.V. (m)	392
13		CSM (a) (m)	428
74		ING Groep N.V. CVA (a) (m)	650
28		Koninklijke Ahold N.V.	377
22		Koninklijke KPN N.V.	333
16		Koninklijke Philips Electronics N.V.	547
60		Royal Dutch Shell plc, Class B (m)	1,823
			4,550
		Norway — 0.5%
38		DnB NOR ASA	451
30		Telenor ASA (a) (m)	428
			879
		Russia — 0.2%
26		Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	345
		Singapore — 0.5%
39		Singapore Airlines Ltd. (m)	428
72		Wilmar International Ltd. (m)	362
			790
		South Korea — 0.8%
3		Honam Petrochemical Corp. (m)	372
4		Hyundai Motor Co. (m)	472
1		Samsung Electronics Co., Ltd. (m)	461
			1,305
		Spain — 2.3%
40		Banco Bilbao Vizcaya Argentaria S.A.	529
107		Banco Santander S.A.	1,365
48		Iberdrola S.A. (m)	382
6		Inditex S.A. (m)	391
53		Telefonica S.A. (m)	1,207
			3,874
		Sweden — 0.5%
28		Atlas Copco AB, Class A	443
14		Svenska Handelsbanken AB, Class A	389
			832
		Switzerland — 6.8%
26		ABB Ltd. (a) (m)	506
12		Compagnie Financiere Richemont S.A., Class A (m)	443
19		Credit Suisse Group AG (a) (m)	858
54		Ferrexpo plc (m)	289
29		GAM Holding Ltd. (a) (m)	357
6		Holcim Ltd. (a) (m)	442
47		Informa plc (m)	282
46		Nestle S.A.	2,237
34		Novartis AG (m)	1,724
9		Roche Holding AG (m)	1,368
—	(h)	Sika AG (m)	259
3		Sulzer AG	254
1		Swatch Group AG (The) (m)	390
13		Temenos Group AG (a) (m)	353
28		UBS AG (a) (m)	433
30		Xstrata plc (m)	497
3		Zurich Financial Services AG (m)	754
			11,446
		Taiwan — 0.2%
38		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	398
		United Kingdom — 18.1%
26		Acergy S.A. (m)	486
21		Aggreko plc (m)	392
13		Anglo American plc (a) (m)	564
88		Ashmore Group plc (m)	355
9		AstraZeneca plc (m)	397
15		Autonomy Corp. plc (a) (m)	408
209		Barclays plc (m)	1,075
29		Bellway plc (m)	332
43		BG Group plc (m)	719
237		BP plc (m)	2,066
20		British American Tobacco plc (m)	643
57		Britvic plc (m)	415

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
40	Burberry Group plc (m)	413
56	Cairn Energy plc (a) (m)	340
10	Carnival plc (m)	425
82	Centrica plc (m)	370
46	Compass Group plc (m)	377
39	Cookson Group plc (a) (m)	338
57	EnQuest plc (a) (m)	86
20	Eurasian Natural Resources Corp. (m)	368
175	GKN plc (a) (m)	364
69	GlaxoSmithKline plc (m)	1,282
153	HSBC Holdings plc (m)	1,554
58	ICAP plc (m)	336
23	IMI plc (m)	252
17	Imperial Tobacco Group plc (m)	494
804	Inchcape plc (a) (m)	421
25	Intercontinental Hotels Group plc (m)	442
92	International Personal Finance plc (m)	378
70	International Power plc (m)	355
44	Investec plc (m)	348
298	ITV plc (a) (m)	306
15	Kazakhmys plc (m)	328
98	Kingfisher plc (m)	375
606	Lloyds Banking Group plc (a) (m)	606
194	Logica plc (m)	405
75	Marks & Spencer Group plc (m)	422
56	Michael Page International plc (m)	362
11	Next plc (m)	389
23	Pearson plc (m)	370
57	Petrofac Ltd. (m)	988
19	Petropavlovsk plc (m)	339
58	Prudential plc (m)	510
89	PZ Cussons plc (m)	371
26	Rio Tinto plc (m)	1,356
33	Rolls-Royce Group plc (a) (m)	293
2,996	Rolls-Royce Group plc, Class C (a) (m)	5
607	Royal Bank of Scotland Group plc (a) (m)	497
13	SABMiller plc (m)	421
106	Stagecoach Group plc (m)	318
52	Standard Chartered plc (m)	1,386
80	Tesco plc (m)	531
28	Travis Perkins plc (a) (m)	364
811	Vodafone Group plc (m)	1,798
19	Weir Group plc (The) (m)	278
76	Wm Morrison Supermarkets plc (m)	336
37	WPP plc (m)	396
		30,545
	Total Common Stocks (Cost $93,355)	123,173
Preferred Stocks — 0.8%
	Brazil — 0.4%
11	Petroleo Brasileiro S.A., ADR (m)	399
26	Suzano Papel e Celulose S.A. (m)	330
		729
	Germany — 0.4%
6	Henkel AG & Co. KGaA	318
4	Volkswagen AG	346
		664
	Total Preferred Stocks (Cost $1,034)	1,393

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Hong Kong — 0.0% (g)
17	Kingboard Chemical Holdings Ltd., expiring 10/31/12 (a) (m) (Cost $—)	5

SHARES
Short-Term Investment — 22.3%
	Investment Company — 22.3%
37,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $37,600)	37,600
	Total Investments — 96.0% (Cost $131,989)	162,171
	Other Assets in Excess of Liabilities — 4.0%	6,743
	NET ASSETS — 100.0%	$168,914

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amount in thousands, except numbers of contracts)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.9%
Metals & Mining	5.3
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	4.7
Capital Markets	3.1
Machinery	2.8
Chemicals	2.5
Automobiles	2.4
Food Products	2.2
Trading Companies & Distributors	2.1
Insurance	1.9
Diversified Telecommunication Services	1.7
Hotels, Restaurants & Leisure	1.7
Wireless Telecommunication Services	1.6
Industrial Conglomerates	1.6
Media	1.5
Electronic Equipment, Instruments & Components	1.4
Electrical Equipment	1.4
Semiconductors & Semiconductor Equipment	1.3
Textiles, Apparel & Luxury Goods	1.2
Specialty Retail	1.2
Food & Staples Retailing	1.2
Beverages	1.2
Energy Equipment & Services	1.2
Road & Rail	1.2
Electric Utilities	1.1
Household Durables	1.0
Consumer Finance	1.0
Short-Term Investment	23.2
Others (each less than 1.0%)	11.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	Hang Seng Index	05/28/10	$1,210	$(8)
104	TOPIX Index	06/10/10	10,883	(111)
42	SFE SPI 200 Index	06/17/10	4,682	(88)
341	Dow Jones Euro STOXX 50 Index	06/18/10	12,477	(545)
94	FTSE 100 Index	06/18/10	7,921	(304)
				$(1,056)

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:
AS OF APRIL 30, 2010 (Unaudited)

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EAFE	—	Europe, Australasia, and Far East
EUR	—	Euro
FDR	—	Fiduciary Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Savings Shares
SBI	—	Shares Beneficial Interest
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	New Turkish Lira
ZAR	—	South African Rand

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
International Equity Index	$10	—	%(g)
Intrepid International Fund	14	—	(g)

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$672,576	63.6%
Global Focus Fund	1,875	66.3
International Equity Fund	562,094	92.0
International Equity Index Fund	768,858	94.7
International Opportunities Fund	229,446	92.6
International Value Fund	1,974,293	94.9
Intrepid International Fund	121,181	74.7

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of April 30, 2010.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,011,109	$2,830		$600,949	$799,484
Investments in affiliates, at value	46,532	—		80,294	139,222
Total investment securities, at value	1,057,641	2,830		681,243	938,706
Cash	187	—		396	294
Foreign currency, at value	6,019	8		42	2,721
Deposits at broker for futures contracts	—	—		—	1,044
Receivables:
Investment securities sold	—	164		—	159
Fund shares sold	4,919	—		9,131	739
Interest and dividends	1,410	8		2,203	2,805
Tax reclaims	—	2		628	191
Variation margin on futures contracts	—	—		—	15
Unrealized appreciation on forward foreign currency exchange contracts	—	10		—	—
Due from Advisor	—	9		—	—
Prepaid expenses and other assets	—	60		—	—
Total Assets	1,070,176	3,091		693,643	946,674

LIABILITIES:
Payables:
Due to custodian	—	20		—	—
Investment securities purchased	—	176		1,683	1,845
Collateral for securities lending program	—	—		70,001	126,671
Fund shares redeemed	1,705	—		706	539
Unrealized depreciation on forward foreign currency exchange contracts	—	10		—	—
Accrued liabilities:
Investment advisory fees	874	—		324	379
Administration fees	83	—		69	77
Shareholder servicing fees	170	—	(a)	76	7
Distribution fees	65	—	(a)	47	42
Custodian and accounting fees	113	15		59	127
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	8	8
Deferred India capital gains tax	—	—		—	9
Other	56	44		262	208
Total Liabilities	3,069	265		73,235	129,912
Net Assets	$1,067,107	$2,826		$620,408	$816,762

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Emerging Markets Equity Fund	Global Focus Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$795,167	$3,139	$532,330	$655,059
Accumulated undistributed (distributions in excess of) net investment income	(445)	3	2,117	(223)
Accumulated net realized gains (losses)	(15,317)	(639)	(14,198)	(101,842)
Net unrealized appreciation (depreciation)	287,702	323	100,159	263,768
Total Net Assets	$1,067,107	$2,826	$620,408	$816,762

Net Assets:
Class A	$192,513	$187	$133,252	$121,556
Class B	11,005	—	5,005	7,061
Class C	32,764	184	23,307	18,874
Class R2	—	—	65	219
Class R5	—	95	181,941	—
Institutional Class	406,472	—	—	—
Select Class	424,353	2,360	276,838	669,052
Total	$1,067,107	$2,826	$620,408	$816,762

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,031	14	10,530	6,816
Class B	522	—	408	427
Class C	1,562	14	1,919	1,090
Class R2	—	—	5	12
Class R5	—	7	14,219	—
Institutional Class	18,637	—	—	—
Select Class	19,637	177	21,630	37,280

Net Asset Value:
Class A — Redemption price per share	$21.32	$13.34	$12.65	$17.83
Class B — Offering price per share (b)	21.10	—	12.28	16.53
Class C — Offering price per share (b)	20.97	13.31	12.15	17.32
Class R2 — Offering and redemption price per share	—	—	12.63	17.69
Class R5 — Offering and redemption price per share	—	13.34	12.80	—
Institutional Class — Offering and redemption price per share	21.81	—	—	—
Select Class — Offering and redemption price per share	21.61	13.34	12.80	17.95
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$22.50	$14.08	$13.35	$18.82

Cost of investments in non-affiliates	$723,624	$2,508	$500,795	$535,565
Cost of investments in affiliates	46,532	—	80,294	139,222
Cost of foreign currency	5,803	8	42	2,676
Value of securities on loan	—	—	66,638	120,366

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$240,135	$1,992,022	$124,571
Investments in affiliates, at value	28,127	321,927	37,600
Total investment securities, at value	268,262	2,313,949	162,171
Cash	121	874	992
Foreign currency, at value	228	611	786
Deposits at broker for futures contracts	291	1,835	2,904
Receivables:
Investment securities sold	775	33,374	1,196
Fund shares sold	8,604	9,408	3,075
Interest and dividends	768	6,491	911
Tax reclaims	85	686	539
Variation margin on futures contracts	1	—	—
Unrealized appreciation on forward foreign currency exchange contracts	2,333	10,993	—
Total Assets	281,468	2,378,221	172,574

LIABILITIES:
Payables:
Investment securities purchased	6,143	63,201	1,194
Collateral for securities lending program	20,577	234,206	—
Fund shares redeemed	35	1,555	1,801
Variation margin on futures contracts	—	112	244
Unrealized depreciation on forward foreign currency exchange contracts	1,113	7,625	—
Accrued liabilities:
Investment advisory fees	123	1,024	217
Administration fees	20	165	7
Shareholder servicing fees	24	367	46
Distribution fees	4	47	8
Custodian and accounting fees	37	157	81
Trustees’ and Chief Compliance Officer’s fees	3	7	1
Other	73	191	61
Total Liabilities	28,152	308,657	3,660
Net Assets	$253,316	$2,069,564	$168,914

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$332,592	$2,283,193	$699,738
Accumulated undistributed (distributions in excess of) net investment income	503	3,658	548
Accumulated net realized gains (losses)	(101,608)	(361,648)	(560,504)
Net unrealized appreciation (depreciation)	21,829	144,361	29,132
Total Net Assets	$253,316	$2,069,564	$168,914

Net Assets:
Class A	$13,500	$147,802	$28,492
Class B	1,325	5,935	—
Class C	747	18,981	1,551
Class R2	—	292	62
Institutional Class	208,529	516,451	70,471
Select Class	29,215	1,380,103	68,338
Total	$253,316	$2,069,564	$168,914

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,086	11,897	1,866
Class B	107	483	—
Class C	62	1,566	101
Class R2	—	24	4
Institutional Class	16,534	40,976	4,534
Select Class	2,324	110,069	4,377

Net Asset Value:
Class A — Redemption price per share	$12.43	$12.42	$15.27
Class B — Offering price per share (a)	12.36	12.28	—
Class C — Offering price per share (a)	12.12	12.12	15.32
Class R2 — Offering and redemption price per share	—	12.30	15.16
Institutional Class — Offering and redemption price per share	12.61	12.60	15.54
Select Class — Offering and redemption price per share	12.57	12.54	15.61
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$13.12	$13.11	$16.12

Cost of investments in non-affiliates	$219,398	$1,850,111	$94,389
Cost of investments in affiliates	28,127	321,927	37,600
Cost of foreign currency	223	606	787
Value of securities on loan	19,643	224,005	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)
 (Amounts in thousands)

	Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,437	$24		$7,771		$11,001
Interest income from affiliates	— (a)	—		—		—	(a)
Dividend income from affiliates	15	—		6		6
Income from securities lending (net)	—	—		197		463
Foreign taxes withheld	(269)	(1)		(688)		(1,090)
Total investment income	7,183	23		7,286		10,380

EXPENSES:
Investment advisory fees	4,722	11		2,361		2,419
Administration fees	443	1		277		414
Distribution fees:
Class A	197	—	(a)	161		147
Class B	41	—		20		29
Class C	98	1		89		66
Class R2	—	—		—	(a)	—	(a)
Shareholder servicing fees:
Class A	197	—	(a)	161		147
Class B	14	—		7		10
Class C	33	—	(a)	30		22
Class R2	—	—		—	(a)	—	(a)
Class R5	—	—	(a)	40		—
Institutional Class	183	—		—		—
Select Class	478	3		341		921
Custodian and accounting fees	484	25		126		297
Interest expense to affiliates	— (a)	—		—	(a)	4
Professional fees	36	32		35		34
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	3		4
Printing and mailing costs	51	5		59		51
Registration and filing fees	64	2		45		43
Transfer agent fees	213	2		129		269
Other	10	3		6		—	(a)
Total expenses	7,269	85		3,890		4,877
Less amounts waived	(33)	(13)		(660)		(1,007)
Less earnings credits	—	—		—	(a)	—
Less expense reimbursements	—	(55)		—		—
Net expenses	7,236	17		3,230		3,870
Net investment income (loss)	(53)	6		4,056		6,510

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Emerging Markets Equity Fund		Global Focus Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$14,615		$298	$(1,527)	$(14,536)
Futures	—		—	—	513
Foreign currency transactions	310		45	25	(299)
Net realized gain (loss)	14,925		343	(1,502)	(14,322)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	102,665	(b)	47	13,535	18,910 (b)
Futures	—		—	—	408
Foreign currency translations	200		(2)	(38)	176
Change in net unrealized appreciation (depreciation)	102,865		45	13,497	19,494
Net realized/unrealized gains (losses)	117,790		388	11,995	5,172
Change in net assets resulting from operations	$117,737		$394	$16,051	$11,682

(a)	Amount rounds to less than $1,000.
(b)	Net of the change of deferred India Capital Gains Tax of approximately $(149,000) and $9,000 for Emerging Markets Equity Fund and International Equity Index Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)
 (Amounts in thousands)

	International Opportunities Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	$—	(a)
Dividend income from non-affiliates	2,673		24,008	4,672
Interest income from affiliates	—	(a)	—	—	(a)
Dividend income from affiliates	3		19	2
Income from securities lending (net)	80		767	—
Foreign taxes withheld	(216)		(2,029)	(334)
Total investment income	2,540		22,765	4,340

EXPENSES:
Investment advisory fees	686		5,494	1,738
Administration fees	107		860	192
Distribution fees:
Class A	19		177	38
Class B	7		24	—
Class C	3		70	6
Class R2	—		1	—	(a)
Shareholder servicing fees:
Class A	19		177	38
Class B	2		8	—
Class C	1		23	2
Class R2	—		— (a)	—	(a)
Institutional Class	91		204	54
Select Class	36		1,571	338
Custodian and accounting fees	70		406	127
Interest expense to affiliates	—	(a)	1	12
Professional fees	31		26	29
Trustees’ and Chief Compliance Officer’s fees	1		9	2
Printing and mailing costs	6		74	17
Registration and filing fees	30		67	29
Transfer agent fees	38		454	32
Other	11		16	5
Total expenses	1,158		9,662	2,659
Less amounts waived	(40)		(46)	(187)
Net expenses	1,118		9,616	2,472
Net investment income (loss)	1,422		13,149	1,868

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$573	$40,030	$54,601
Futures	(130)	3,058	(2,778)
Foreign currency transactions	797	13,258	4
Net realized gain (loss)	1,240	56,346	51,827
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	8,344	(8,908)	(31,600)
Futures	(43)	(793)	(1,056)
Foreign currency translations	597	(2,969)	(46)
Change in net unrealized appreciation (depreciation)	8,898	(12,670)	(32,702)
Net realized/unrealized gains (losses)	10,138	43,676	19,125
Change in net assets resulting from operations	$11,560	$56,825	$20,993

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
 (Amounts in thousands)

	Emerging Markets Equity Fund		Global Focus Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(53)	$3,558	$6	$20
Net realized gain (loss)	14,925	(13,795)	343	(238)
Change in net unrealized appreciation (depreciation)	102,865	216,188	45	957
Change in net assets resulting from operations	117,737	205,951	394	739

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(303)	(719)	(1)	(2)
Class B
From net investment income	—	(62)	—	—
Class C
From net investment income	—	(64)	(1)	(1)
Class R5
From net investment income	—	—	(1)	(1)
Institutional Class
From net investment income	(1,509)	(2,758)	—	—
Select Class
From net investment income	(1,116)	(4,365)	(23)	(26)
Total distributions to shareholders	(2,928)	(7,968)	(26)	(30)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	143,570	268,670	26	30

NET ASSETS:
Change in net assets	258,379	466,653	394	739
Beginning of period	808,728	342,075	2,432	1,693
End of period	$1,067,107	$808,728	$2,826	$2,432
Accumulated undistributed (distributions in excess of) net investment income	$(445)	$2,536	$3	$23

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,056	$9,849	$6,510	$19,864
Net realized gain (loss)	(1,502)	(7,824)	(14,322)	(79,560)
Change in net unrealized appreciation (depreciation)	13,497	108,853	19,494	245,962
Change in net assets resulting from operations	16,051	110,878	11,682	186,266

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(427)	(1,589)	(1,807)	(3,656)
From net realized gains	—	(37,068)	—	(7,474)
Class B
From net investment income	(6)	(75)	(81)	(302)
From net realized gains	—	(2,278)	—	(828)
Class C
From net investment income	(29)	(324)	(200)	(375)
From net realized gains	—	(10,061)	—	(1,016)
Class R2 (a)
From net investment income	— (b)	(1)	(3)	(2)
From net realized gains	—	(22)	—	(5)
Class R5
From net investment income	(857)	(2,274)	—	—
From net realized gains	—	(37,418)	—	—
Select Class
From net investment income	(1,204)	(5,191)	(13,601)	(32,065)
From net realized gains	—	(112,931)	—	(61,778)
Total distributions to shareholders	(2,523)	(209,232)	(15,692)	(107,501)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	58,714	165,511	(86,097)	11,707

NET ASSETS:
Change in net assets	72,242	67,157	(90,107)	90,472
Beginning of period	548,166	481,009	906,869	816,397
End of period	$620,408	$548,166	$816,762	$906,869
Accumulated undistributed (distributions in excess of) net investment income	$2,117	$584	$(223)	$8,959

(a)	Commencement of offering of class of shares effective November 3, 2008.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,422	$3,846	$13,149	$27,618
Net realized gain (loss)	1,240	(35,292)	56,346	(232,503)
Change in net unrealized appreciation (depreciation)	8,898	70,769	(12,670)	506,572
Change in net assets resulting from operations	11,560	39,323	56,825	301,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(365)	(138)	(3,117)	(3,125)
Class B
From net investment income	(40)	(8)	(110)	(160)
Class C
From net investment income	(16)	(3)	(341)	(387)
Class R2 (a)
From net investment income	—	—	(12)	(2)
Institutional Class
From net investment income	(4,519)	(3,282)	(9,483)	(5,546)
Select Class
From net investment income	(694)	(517)	(29,353)	(24,451)
Total distributions to shareholders	(5,634)	(3,948)	(42,416)	(33,671)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	41,654	12,802	416,077	558,187

NET ASSETS:
Change in net assets	47,580	48,177	430,486	826,203
Beginning of period	205,736	157,559	1,639,078	812,875
End of period	$253,316	$205,736	$2,069,564	$1,639,078
Accumulated undistributed (distributions in excess of) net investment income	$503	$4,715	$3,658	$32,925

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Intrepid International Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,868	$7,958
Net realized gain (loss)	51,827	(244,500)
Change in net unrealized appreciation (depreciation)	(32,702)	307,918
Change in net assets resulting from operations	20,993	71,376

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(475)	(1,192)
Class C
From net investment income	(16)	(113)
Class R2 (a)
From net investment income	(1)	(4)
Institutional Class
From net investment income	(2,226)	(7,511)
Select Class
From net investment income	(5,283)	(32,144)
Total distributions to shareholders	(8,001)	(40,964)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(312,881)	(214,831)

NET ASSETS:
Change in net assets	(299,889)	(184,419)
Beginning of period	468,803	653,222
End of period	$168,914	$468,803
Accumulated undistributed (distributions in excess of) net investment income	$548	$6,681

(a)  Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	Emerging Markets Equity Fund		Global Focus Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$75,747	$93,400	$—	$—
Dividends and distributions reinvested	289	675	1	2
Cost of shares redeemed	(23,253)	(27,906)	—	—
Redemption fees	5	7	—	—
Change in net assets from Class A capital transactions	$52,788	$66,176	$1	$2

Class B
Proceeds from shares issued	$588	$2,566	$—	$—
Dividends and distributions reinvested	—	57	—	—
Cost of shares redeemed	(1,490)	(2,328)	—	—
Redemption fees	— (a)	1	—	—
Change in net assets from Class B capital transactions	$(902)	$296	$—	$—

Class C
Proceeds from shares issued	$13,213	$13,432	$—	$—
Dividends and distributions reinvested	—	53	1	1
Cost of shares redeemed	(3,159)	(2,197)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class C capital transactions	$10,055	$11,289	$1	$1

Class R5
Dividends and distributions reinvested	$—	$—	$1	$1
Change in net assets from Class R5 capital transactions	$—	$—	$1	$1

Institutional Class
Proceeds from shares issued	$61,741	$155,331	$—	$—
Dividends and distributions reinvested	956	2,059	—	—
Cost of shares redeemed	(26,933)	(18,200)	—	—
Redemption fees	11	22	—	—
Change in net assets from Institutional Class capital transactions	$35,775	$139,212	$—	$—

Select Class
Proceeds from shares issued	$96,591	$171,112	$—	$—
Dividends and distributions reinvested	914	2,583	23	26
Cost of shares redeemed	(51,662)	(122,024)	—	—
Redemption fees	11	26	—	—
Change in net assets from Select Class capital transactions	$45,854	$51,697	$23	$26

Total change in net assets from capital transactions	$143,570	$268,670	$26	$30

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Emerging Markets Equity Fund		Global Focus Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)		Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	3,677	5,844	—		—
Reinvested	15	56	—	(a)	—	(a)
Redeemed	(1,135)	(1,969)	—		—
Change in Class A Shares	2,557	3,931	—	(a)	—	(a)
Class B
Issued	30	160	—		—
Reinvested	—	5	—		—
Redeemed	(74)	(171)	—		—
Change in Class B Shares	(44)	(6)	—		—
Class C
Issued	650	814	—		—
Reinvested	—	4	—	(a)	—	(a)
Redeemed	(159)	(152)	—		—
Change in Class C Shares	491	666	—	(a)	—	(a)
Class R5
Reinvested	—	—	—	(a)	—	(a)
Change in Class R5 Shares	—	—	—	(a)	—	(a)
Institutional Class
Issued	2,941	9,689	—		—
Reinvested	47	168	—		—
Redeemed	(1,300)	(1,298)	—		—
Change in Institutional Class Shares	1,688	8,559	—		—
Select Class
Issued	4,716	11,078	—		—
Reinvested	46	212	2		4
Redeemed	(2,504)	(8,620)	—		—
Change in Select Class Shares	2,258	2,670	2		4

(a)  Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,825	$64,416	$30,160	$35,488
Dividends and distributions reinvested	407	30,900	1,646	9,865
Cost of shares redeemed	(21,404)	(48,759)	(18,893)	(28,466)
Redemption fees	3	4	2	2
Change in net assets from Class A capital transactions	$15,831	$46,561	$12,915	$16,889

Class B
Proceeds from shares issued	$322	$1,146	$189	$917
Dividends and distributions reinvested	5	1,813	76	1,085
Cost of shares redeemed	(767)	(1,563)	(1,412)	(2,887)
Redemption fees	— (a)	— (a)	— (a)	— (a)
Change in net assets from Class B capital transactions	$(440)	$1,396	$(1,147)	$(885)

Class C
Proceeds from shares issued	$3,412	$8,929	$4,545	$6,021
Dividends and distributions reinvested	17	5,176	173	1,166
Cost of shares redeemed	(3,605)	(9,688)	(1,948)	(2,860)
Redemption fees	1	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$(175)	$4,418	$2,770	$4,327

Class R2 (b)
Proceeds from shares issued	$—	$51	$35	$220
Dividends and distributions reinvested	— (a)	23	1	7
Cost of shares redeemed	—	—	(51)	(1)
Redemption fees	— (a)	— (a)	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$— (a)	$74	$(15)	$226

Class R5
Proceeds from shares issued	$44,267	$45,438	$—	$—
Dividends and distributions reinvested	733	39,641	—	—
Cost of shares redeemed	(11,114)	(12,381)	—	—
Redemption fees	3	4	—	—
Change in net assets from Class R5 capital transactions	$33,889	$72,702	$—	$—

Select Class
Proceeds from shares issued	$42,022	$102,044	$85,023	$241,760
Dividends and distributions reinvested	565	75,111	680	30,857
Cost of shares redeemed	(32,983)	(136,807)	(186,338)	(281,483)
Redemption fees	5	12	15	16
Change in net assets from Select Class capital transactions	$9,609	$40,360	$(100,620)	$(8,850)

Total change in net assets from capital transactions	$58,714	$165,511	$(86,097)	$11,707

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	2,857	6,260	1,645	2,335
Reinvested	32	3,303	91	685
Redeemed	(1,646)	(5,064)	(1,039)	(1,956)
Change in Class A Shares	1,243	4,499	697	1,064

Class B
Issued	26	115	11	67
Reinvested	— (a)	200	4	81
Redeemed	(61)	(162)	(83)	(218)
Change in Class B Shares	(35)	153	(68)	(70)

Class C
Issued	275	945	256	379
Reinvested	1	576	10	83
Redeemed	(293)	(941)	(111)	(201)
Change in Class C Shares	(17)	580	155	261

Class R2 (b)
Issued	—	3	2	13
Reinvested	— (a)	2	— (a)	— (a)
Redeemed	—	—	(3)	— (a)
Change in Class R2 Shares	— (a)	5	(1)	13

Class R5
Issued	3,421	3,936	—	—
Reinvested	56	4,191	—	—
Redeemed	(845)	(1,253)	—	—
Change in Class R5 Shares	2,632	6,874	—	—

Select Class
Issued	3,193	10,616	4,651	15,961
Reinvested	44	7,956	37	2,081
Redeemed	(2,517)	(12,747)	(10,316)	(18,752)
Change in Select Class Shares	720	5,825	(5,628)	(710)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,198	$6,039	$37,069	$87,967
Dividends and distributions reinvested	354	129	2,371	2,077
Cost of shares redeemed	(5,161)	(1,738)	(27,983)	(55,160)
Redemption fees	— (a)	— (a)	1	8
Change in net assets from Class A capital transactions	$(609)	$4,430	$11,458	$34,892

Class B
Proceeds from shares issued	$467	$938	$97	$647
Dividends and distributions reinvested	39	8	89	130
Cost of shares redeemed	(936)	(451)	(882)	(2,510)
Redemption fees	— (a)	— (a)	— (a)	1
Change in net assets from Class B capital transactions	$(430)	$495	$(696)	$(1,732)

Class C
Proceeds from shares issued	$323	$534	$2,509	$7,778
Dividends and distributions reinvested	13	1	186	195
Cost of shares redeemed	(235)	(89)	(2,023)	(4,869)
Redemption fees	— (a)	— (a)	— (a)	1
Change in net assets from Class C capital transactions	$101	$446	$672	$3,105

Class R2 (b)
Proceeds from shares issued	$—	$—	$239	$536
Dividends and distributions reinvested	—	—	2	2
Cost of shares redeemed	—	—	(381)	(106)
Redemption fees	—	—	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$—	$—	$(140)	$432

Institutional Class
Proceeds from shares issued	$53,730	$27,508	$212,903	$212,949
Dividends and distributions reinvested	3,546	2,318	3,023	1,627
Cost of shares redeemed	(14,540)	(22,350)	(47,763)	(77,572)
Redemption fees	2	2	2	15
Change in net assets from Institutional Class capital transactions	$42,738	$7,478	$168,165	$137,019

Select Class
Proceeds from shares issued	$2,082	$4,149	$351,139	$727,606
Dividends and distributions reinvested	384	297	1,759	1,646
Cost of shares redeemed	(2,612)	(4,494)	(116,286)	(344,843)
Redemption fees	— (a)	1	6	62
Change in net assets from Select Class capital transactions	$(146)	$(47)	$236,618	$384,471

Total change in net assets from capital transactions	$41,654	$12,802	$416,077	$558,187

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	333	623	2,947	8,804
Reinvested	29	14	192	215
Redeemed	(414)	(172)	(2,212)	(5,727)
Change in Class A Shares	(52)	465	927	3,292

Class B
Issued	37	98	8	63
Reinvested	3	1	7	14
Redeemed	(76)	(45)	(71)	(262)
Change in Class B Shares	(36)	54	(56)	(185)

Class C
Issued	26	54	204	795
Reinvested	1	— (a)	15	21
Redeemed	(19)	(9)	(165)	(515)
Change in Class C Shares	8	45	54	301

Class R2 (b)
Issued	—	—	19	43
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(30)	(8)
Change in Class R2 Shares	—	—	(11)	35

Institutional Class
Issued	4,289	2,648	16,620	21,286
Reinvested	286	242	242	167
Redeemed	(1,138)	(2,261)	(3,743)	(7,855)
Change in Institutional Class Shares	3,437	629	13,119	13,598

Select Class
Issued	164	400	27,740	69,961
Reinvested	31	31	141	170
Redeemed	(206)	(445)	(9,143)	(33,021)
Change in Select Class Shares	(11)	(14)	18,738	37,110

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	Intrepid International Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,760	$16,644
Dividends and distributions reinvested	436	1,011
Cost of shares redeemed	(11,513)	(9,321)
Redemption fees	— (a)	— (a)
Change in net assets from Class A capital transactions	$4,683	$8,334

Class C
Proceeds from shares issued	$153	$333
Dividends and distributions reinvested	13	79
Cost of shares redeemed	(138)	(777)
Redemption fees	— (a)	— (a)
Change in net assets from Class C capital transactions	$28	$(365)

Class R2 (b)
Proceeds from shares issued	$—	$50
Dividends and distributions reinvested	1	4
Redemption fees	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$1	$54

Institutional Class
Proceeds from shares issued	$11,698	$49,941
Dividends and distributions reinvested	664	71
Cost of shares redeemed	(57,355)	(56,256)
Redemption fees	— (a)	1
Change in net assets from Institutional Class capital transactions	$(44,993)	$(6,243)

Select Class
Proceeds from shares issued	$7,271	$85,691
Dividends and distributions reinvested	61	388
Cost of shares redeemed	(279,932)	(302,693)
Redemption fees	— (a)	3
Change in net assets from Select Class capital transactions	$(272,600)	$(216,611)

Total change in net assets from capital transactions	$(312,881)	$(214,831)

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Intrepid International Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	1,018	1,269
Reinvested	29	86
Redeemed	(749)	(751)
Change in Class A Shares	298	604

Class C
Issued	10	23
Reinvested	1	6
Redeemed	(9)	(63)
Change in Class C Shares	2	(34)

Class R2 (b)
Issued	—	4
Reinvested	— (a)	— (a)
Change in Class R2 Shares	— (a)	4

Institutional Class
Issued	761	4,125
Reinvested	43	6
Redeemed	(3,666)	(4,597)
Change in Institutional Class Shares	(2,862)	(466)

Select Class
Issued	458	6,731
Reinvested	4	32
Redeemed	(17,693)	(23,809)
Change in Select Class Shares	(17,231)	(17,046)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$18.79	$(0.02	)(e)	$2.59	$2.57	$(0.04)	$—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(f)

Class B
Six Months Ended April 30, 2010 (Unaudited)	18.60	(0.08	)(e)	2.58	2.50	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(f)

Class C
Six Months Ended April 30, 2010 (Unaudited)	18.49	(0.07	)(e)	2.55	2.48	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	19.23	0.01	(e)	2.66	2.67	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(f)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	19.04	—	(e)	2.63	2.63	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$21.32	13.71%	$192,513	1.77%	(0.23)%	1.78%	10%
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4
12.23	29.45	8,385	1.89	0.29	2.11	149

21.10	13.44	11,005	2.27	(0.78)	2.28	10
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4
12.14	28.81	3,108	2.39	(0.18)	2.53	149

20.97	13.41	32,764	2.27	(0.72)	2.27	10
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

21.81	13.90	406,472	1.37	0.14	1.38	10
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4
12.47	30.08	61,981	1.45	0.75	1.53	149

21.61	13.85	424,353	1.52	0.00 (h)	1.53	10
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4
12.36	29.77	127,937	1.64	0.51	1.69	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
Global Focus Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$11.59	$0.02	$1.84	$1.86	$(0.11)	$—
Year Ended October 31, 2009	8.22	0.08	3.42	3.50	(0.13)	—
Year Ended October 31, 2008	16.56	0.12	(8.07)	(7.95)	(0.02)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	11.55	(0.01)	1.83	1.82	(0.06)	—
Year Ended October 31, 2009	8.17	0.04	3.41	3.45	(0.07)	—
Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	11.61	0.05	1.83	1.88	(0.15)	—
Year Ended October 31, 2009	8.25	0.12	3.42	3.54	(0.18)	—
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	11.60	0.04	1.83	1.87	(0.13)	—
Year Ended October 31, 2009	8.24	0.10	3.41	3.51	(0.15)	—
Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$(0.11)	$13.34	16.08%	$187	1.45%	0.31%	6.52%	61%
(0.13)	11.59	43.34	161	1.45	0.87	10.11	119
(0.39)	8.22	(49.02)	112	1.45	0.97	6.94	264
—	16.56	10.40	221	1.45	0.80	11.93	135

(0.06)	13.31	15.77	184	1.95	(0.19)	7.02	61
(0.07)	11.55	42.63	159	1.95	0.37	10.61	119
(0.37)	8.17	(49.26)	112	1.95	0.47	7.44	264
—	16.51	10.07	220	1.95	0.30	12.43	135

(0.15)	13.34	16.30	95	1.00	0.76	6.07	61
(0.18)	11.61	44.06	82	1.00	1.32	9.65	119
(0.45)	8.25	(48.79)	57	1.00	1.42	6.48	264
—	16.60	10.67	111	1.00	1.25	11.48	135

(0.13)	13.34	16.21	2,360	1.20	0.56	6.27	61
(0.15)	11.60	43.67	2,030	1.20	1.12	9.86	119
(0.42)	8.24	(48.86)	1,412	1.20	1.22	6.69	264
—	16.58	10.53	2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.33	$0.07	(e)	$0.29		$0.36	$(0.04)	$—	$(0.04)
Year Ended October 31, 2009	18.28	0.20	(e)(g)	1.98	(g)	2.18	(0.20)	(7.93)	(8.13)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)
Year Ended October 31, 2005	27.09	0.37		3.73		4.10	(0.37)	—	(0.37)
Class B
Six Months Ended April 30, 2010 (Unaudited)	11.97	0.04	(e)	0.28		0.32	(0.01)	—	(0.01)
Year Ended October 31, 2009	18.01	0.14	(e)(g)	1.92	(g)	2.06	(0.17)	(7.93)	(8.10)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70		3.91	(0.23)	—	(0.23)
Class C
Six Months Ended April 30, 2010 (Unaudited)	11.85	0.04	(e)	0.28		0.32	(0.02)	—	(0.02)
Year Ended October 31, 2009	17.92	0.14	(e)(g)	1.89	(g)	2.03	(0.17)	(7.93)	(8.10)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69		3.89	(0.23)	—	(0.23)
Class R2
Six Months Ended April 30, 2010 (Unaudited)	12.31	0.06	(e)	0.29		0.35	(0.03)	—	(0.03)
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)
Class R5
Six Months Ended April 30, 2010 (Unaudited)	12.47	0.11	(e)	0.29		0.40	(0.07)	—	(0.07)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)
Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.47	0.09	(e)	0.30		0.39	(0.06)	—	(0.06)
Year Ended October 31, 2009	18.38	0.24	(e)(g)	2.00	(g)	2.24	(0.22)	(7.93)	(8.15)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75		4.20	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and the total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$12.65	2.94%		$133,252	1.30%		1.15%		1.53%	6%
—(f)	12.33	27.39	(g)	114,557	1.31		1.90	(g)	1.62	14
—(f)	18.28	(43.95	)(h)	87,531	1.35	(i)	2.33		1.64	13
—(f)	42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
—(f)	37.52	25.32		140,985	1.31		1.08		1.49	22
—(f)	30.82	15.16		128,392	1.35		1.33		1.55	22

—(f)	12.28	2.71		5,005	1.85		0.57		2.03	6
—(f)	11.97	26.72	(g)	5,303	1.87		1.44	(g)	2.12	14
—(f)	18.01	(44.27	)(h)	5,225	1.91		1.74		2.14	13
—(f)	42.13	19.25		13,236	1.87		0.64		2.00	14
—(f)	37.26	24.57		11,734	1.92		0.50		1.99	22
—(f)	30.65	14.50		12,463	1.97		1.06		1.99	22

—(f)	12.15	2.66		23,307	1.85		0.59		2.03	6
—(f)	11.85	26.76	(g)	22,934	1.87		1.46	(g)	2.12	14
—(f)	17.92	(44.24	)(h)	24,300	1.91		1.74		2.14	13
—(f)	41.95	19.25		61,023	1.87		0.65		2.01	14
—(f)	37.11	24.57		46,106	1.91		0.57		1.99	22
—(f)	30.57	14.49		25,279	1.98		0.68		2.05	22

—(f)	12.63	2.81		65	1.55		0.89		1.78	6
—(f)	12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

—(f)	12.80	3.20		181,941	0.85		1.64		1.08	6
—(f)	12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
—(f)	18.38	(43.70	)(h)	86,640	0.90	(i)	2.86		1.19	13
—(f)	42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
—(f)	37.63	2.67		30,533	0.86		0.82		1.07	22

—(f)	12.80	3.10		276,838	1.05		1.40		1.28	6
—(f)	12.47	27.73	(g)	260,814	1.06		2.28	(g)	1.37	14
—(f)	18.38	(43.82	)(h)	277,313	1.10	(i)	2.10		1.37	13
—(f)	42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
—(f)	37.63	25.66		4,098,105	1.06		1.46		1.24	22
—(f)	30.90	15.50		2,520,087	1.07		1.66		1.28	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Index Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$17.89	$0.12	(e)	$0.11		$0.23	$(0.29)	$—	$(0.29)
Year Ended October 31, 2009	16.27	0.36	(e)(g)	3.52	(g)	3.88	(0.70)	(1.56)	(2.26)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)
July 1, 2006 through October 31, 2006 (i)	24.55	0.06		2.02		2.08	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)
Year Ended June 30, 2005	17.46	0.29		2.12		2.41	(0.30)	—	(0.30)

Class B
Six Months Ended April 30, 2010 (Unaudited)	16.54	0.05	(e)	0.11		0.16	(0.17)	—	(0.17)
Year Ended October 31, 2009	15.13	0.24	(e)(g)	3.25	(g)	3.49	(0.52)	(1.56)	(2.08)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)
July 1, 2006 through October 31, 2006 (i)	23.04	0.02		1.87		1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97		2.13	(0.18)	—	(0.18)

Class C
Six Months Ended April 30, 2010 (Unaudited)	17.35	0.06	(e)	0.11		0.17	(0.20)	—	(0.20)
Year Ended October 31, 2009	15.78	0.24	(e)(g)	3.41	(g)	3.65	(0.52)	(1.56)	(2.08)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)
July 1, 2006 through October 31, 2006 (i)	23.97	0.01		1.96		1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02		2.21	(0.14)	—	(0.14)

Class R2
Six Months Ended April 30, 2010 (Unaudited)	17.76	0.10	(e)	0.11		0.21	(0.28)	—	(0.28)
November 3, 2008 (k) through October 31, 2009	16.32	0.27	(e)(g)	3.48	(g)	3.75	(0.75)	(1.56)	(2.31)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	18.01	0.14	(e)	0.13		0.27	(0.33)	—	(0.33)
Year Ended October 31, 2009	16.39	0.42	(e)(g)	3.51	(g)	3.93	(0.75)	(1.56)	(2.31)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)
July 1, 2006 through October 31, 2006 (i)	24.67	0.10		2.02		2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11		2.47	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2 and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	The Fund changed its fiscal year end from June 30 to October 31.
(j)	Amount rounds to less than 1%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$17.83	1.27%		$121,556	1.07%	1.38%		1.30%	37%
—(f)	17.89	27.74	(g)	109,441	1.07	2.40	(g)	1.37	37
—(f)	16.27	(47.49	)(h)	82,272	1.07	2.97		1.27	18
—(f)	33.43	28.72		139,828	1.07	1.72		1.28	15
—	26.63	8.47		91,809	1.07	0.86		1.28	—	(j)
—(f)	24.55	27.41		82,186	1.07	1.87		1.29	12
—(f)	19.57	13.79		48,993	1.07	1.75		1.22	14

—(f)	16.53	0.97		7,061	1.79	0.58		1.80	37
—(f)	16.54	26.78	(g)	8,179	1.80	1.72	(g)	1.87	37
—(f)	15.13	(47.88	)(h)	8,547	1.77	2.18		1.77	18
—(f)	31.25	27.87		21,693	1.77	1.03		1.77	15
—	24.93	8.20		20,192	1.77	0.16		1.78	—	(j)
—	23.04	26.54		20,317	1.78	1.17		1.79	12
—	18.42	12.88		12,436	1.81	0.96		1.81	14

—(f)	17.32	0.99		18,874	1.79	0.66		1.80	37
—(f)	17.35	26.74	(g)	16,231	1.80	1.63	(g)	1.87	37
—(f)	15.78	(47.85	)(h)	10,639	1.77	2.16		1.77	18
—(f)	32.52	27.83		23,567	1.78	1.03		1.78	15
—	25.94	8.22		13,871	1.77	0.16		1.78	—	(j)
—(f)	23.97	26.48		12,718	1.78	1.08		1.79	12
—(f)	19.12	12.97		9,127	1.81	0.88		1.81	14

—(f)	17.69	1.19		219	1.32	1.14		1.55	37
—(f)	17.76	26.96	(g)	234	1.32	1.77	(g)	1.62	37

—(f)	17.95	1.47		669,052	0.82	1.52		1.05	37
—(f)	18.01	28.02	(g)	772,784	0.82	2.76	(g)	1.12	37
—(f)	16.39	(47.35	)(h)	714,939	0.82	3.09		1.02	18
—(f)	33.65	29.02		1,584,921	0.82	1.97		1.03	15
—	26.79	8.59		1,243,966	0.82	1.12		1.03	—	(j)
—(f)	24.67	27.74		1,170,044	0.82	1.99		1.04	12
—(f)	19.65	14.04		877,944	0.81	1.91		0.90	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.10	$0.05	(e)	$0.57		$0.62	$(0.29)	$—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)
Year Ended October 31, 2005	10.17	(0.07)		1.67		1.60	(0.15)	—	(f)

Class B
Six Months Ended April 30, 2010 (Unaudited)	12.03	0.01	(e)	0.57		0.58	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)
Year Ended October 31, 2005	10.07	(0.09)		1.63		1.54	(0.08)	—	(f)

Class C
Six Months Ended April 30, 2010 (Unaudited)	11.82	0.02	(e)	0.55		0.57	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	12.29	0.08	(e)	0.57		0.65	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)(g)	2.18	(g)	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(f)
Year Ended October 31, 2005	10.36	0.15		1.56		1.71	(0.25)	—	(f)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.24	0.07	(e)	0.57		0.64	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)
Year Ended October 31, 2005	10.31	0.17		1.50		1.67	(0.23)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17, the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) per share would have been 1.83%, 1.33%, 1.19%, 1.19%, 2.40% and 2.11% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Shares.

(h)	Commencement of offering of class of shares.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.43	5.15%	$13,500	1.35%		0.75%		1.36%	31%
12.10	24.17 (g)	13,773	1.41		1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39		1.99		1.39	70
18.40	23.98	13,255	1.39		1.58		1.40	92
15.00	30.88	11,261	1.42		1.12		1.56	92
11.62	15.89	7,852	1.59		0.85		1.64	58

12.36	4.82	1,325	1.85		0.18		1.86	31
12.03	23.62 (g)	1,716	1.91		1.34	(g)	1.92	85
9.83	(45.31)	879	1.89		1.48		1.89	70
18.20	23.30	2,023	1.89		1.06		1.90	92
14.86	30.17	1,396	1.92		0.65		2.06	92
11.53	15.40	980	2.07		0.45		2.11	58

12.12	4.82	747	1.85		0.29		1.86	31
11.82	23.50 (g)	636	1.91		1.20	(g)	1.92	85
9.77	(45.31)	87	1.89		1.58		1.89	70
18.21	7.88	77	1.90		(0.69)		1.94	92

12.61	5.35	208,529	0.91		1.32		0.96	31
12.29	24.70 (g)	161,023	0.92		2.41	(g)	1.02	85
10.13	(44.77)	126,248	0.92		2.48		0.98	70
18.72	24.58	154,596	0.93	(i)	1.99		1.00	92
15.25	31.48	77,502	0.92		1.33		1.15	92
11.82	16.76	57,924	0.92		1.44		1.02	58

12.57	5.24	29,215	1.10		1.10		1.11	31
12.24	24.41 (g)	28,588	1.16		2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14		2.20		1.14	70
18.60	24.22	63,875	1.14		1.78		1.15	92
15.16	31.25	55,237	1.17		1.24		1.30	92
11.75	16.37	74,050	1.16		1.69		1.17	58

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Value Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.27	$0.07	(e)	$0.36	$0.43	$(0.28)	$—	$(0.28)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)

Class B
Six Months Ended April 30, 2010 (Unaudited)	12.10	0.04	(e)	0.35	0.39	(0.21)	—	(0.21)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)

Class C
Six Months Ended April 30, 2010 (Unaudited)	11.96	0.04	(e)	0.35	0.39	(0.23)	—	(0.23)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—

Class R2
Six Months Ended April 30, 2010 (Unaudited)	12.19	0.06	(e)	0.35	0.41	(0.30)	—	(0.30)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	12.47	0.10	(e)	0.35	0.45	(0.32)	—	(0.32)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.40	0.09	(e)	0.36	0.45	(0.31)	—	(0.31)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)
Year Ended October 31, 2005	10.59	0.22	(e)	2.12	2.34	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$12.42	3.52%	$147,802	1.30%	1.14%	1.31%	38%
—(f)	12.27	23.08	134,648	1.36	2.20	1.36	98
—(f)	10.32	(47.12)	79,202	1.32	2.59	1.32	86
—(f)	20.84	26.60	106,228	1.34	1.55	1.34	92
—(f)	16.65	33.85	23,013	1.39	2.65	1.39	80
—(f)	12.59	22.18	2,891	1.44	1.74	1.82	76

—(f)	12.28	3.25	5,935	1.80	0.62	1.81	38
—(f)	12.10	22.50	6,517	1.86	1.80	1.86	98
—(f)	10.12	(47.40)	7,321	1.82	2.03	1.82	86
—(f)	20.46	25.96	14,604	1.84	1.04	1.84	92
—(f)	16.37	33.20	7,790	1.89	2.27	1.90	80
—(f)	12.40	21.69	1,314	1.94	1.21	2.60	76

—(f)	12.12	3.23	18,981	1.80	0.64	1.81	38
—(f)	11.96	22.60	18,081	1.86	1.77	1.86	98
—(f)	10.04	(47.43)	12,159	1.82	2.12	1.82	86
—(f)	20.36	25.96	17,193	1.84	1.09	1.84	92
—(f)	16.37	8.70	1,691	1.92	0.03	1.93	80

—(f)	12.30	3.36	292	1.55	0.95	1.56	38
—(f)	12.19	22.73	423	1.60	0.76	1.60	98

—(f)	12.60	3.65	516,451	0.90	1.65	0.91	38
—(f)	12.47	23.75	347,238	0.95	2.60	0.96	98
—(f)	10.47	(46.94)	149,326	0.92	3.09	0.92	86
—(f)	21.11	27.10	201,062	0.94	1.80	0.94	92
—(f)	16.83	34.47	51,749	0.94	2.82	1.01	80
—(f)	12.70	22.82	34,624	0.95	2.00	1.16	76

—(f)	12.54	3.62	1,380,103	1.05	1.41	1.06	38
—(f)	12.40	23.51	1,132,171	1.11	2.42	1.11	98
—(f)	10.42	(47.00)	564,867	1.07	2.91	1.07	86
—(f)	21.01	26.91	732,412	1.09	1.68	1.09	92
—(f)	16.76	34.22	259,906	1.14	2.63	1.14	80
—(f)	12.65	22.47	52,274	1.22	1.86	1.31	76

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid International Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$14.99	$0.05	(e)	$0.48	$0.53	$(0.25)	$—	$(0.25)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)

Class C
Six Months Ended April 30, 2010 (Unaudited)	14.99	0.02	(e)	0.47	0.49	(0.16)	—	(0.16)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—

Class R2
Six Months Ended April 30, 2010 (Unaudited)	14.86	0.03	(e)	0.47	0.50	(0.20)	—	(0.20)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	15.27	0.09	(e)	0.48	0.57	(0.30)	—	(0.30)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	15.31	0.07	(e)	0.49	0.56	(0.26)	—	(0.26)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$15.27	3.58%	$28,492	1.50%		0.69%	1.57%	46%
—(f)	14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
—(f)	13.51	(49.72)	13,027	1.51		2.25	1.53	126
—(f)	27.57	27.38	24,750	1.50		0.84	1.54	84
—(f)	21.77	27.46	12,886	1.50		1.17	1.64	92
—(f)	17.24	16.28	2,700	1.63		0.64	1.76	56

—(f)	15.32	3.31	1,551	2.00		0.20	2.07	46
—(f)	14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
—(f)	13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
—(f)	27.33	26.74	4,861	2.00		0.40	2.04	84
—(f)	21.70	10.38	1,508	2.00		0.76	2.12	92

—(f)	15.16	3.40	62	1.75		0.45	1.82	46
—(f)	14.86	20.61	60	1.75	(g)	1.29	1.87	95

—(f)	15.54	3.76	70,471	1.00		1.14	1.16	46
—(f)	15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
—(f)	13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
—(f)	28.05	28.04	368,217	1.00		1.37	1.14	84
—(f)	22.11	28.07	496,326	1.00		1.74	1.24	92
—(f)	17.52	16.97	103,598	1.00		1.46	1.23	56

—(f)	15.61	3.69	68,338	1.25		0.85	1.31	46
—(f)	15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
—(f)	13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
—(f)	27.96	27.69	1,966,815	1.25		1.14	1.29	84
—(f)	22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Class offered	Trust	Diversified/Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Prior to April 30, 2010, the Global Focus Fund was not publicly offered for investment.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for

92   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—	$8,407	$—	$8,407
Brazil	36,928	—	—	36,928
Chile	—	11,049	—	11,049
China	—	121,932	—	121,932
Egypt	—	19,774	—	19,774
Hong Kong	—	80,008	—	80,008
Hungary	—	15,991	—	15,991
India	17,372	116,481	—	133,853
Indonesia	—	32,615	—	32,615
Israel	—	8,991	—	8,991
Malaysia	—	5,248	—	5,248
Mexico	42,345	17,166	—	59,511
Russia	6,734	29,941	—	36,675
South Africa	—	91,427	—	91,427
South Korea	—	97,697	—	97,697
Taiwan	—	66,117	—	66,117
Turkey	—	30,733	—	30,733
United States	13,873	—	—	13,873
Total Common Stocks	117,252	753,577	—	870,829
Preferred Stocks
Brazil	77,519	62,761	—	140,280
Total Preferred Stocks	77,519	62,761	—	140,280
Short-Term Investment
Investment Company	46,532	—	—	46,532
Total Investments in Securities	$241,303	$816,338	$—	$1,057,641

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Global Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$58	$39	$—	$97
Austria	—	38	—	38
Belgium	—	28	—	28
Brazil	31	—	—	31
Denmark	—	11	—	11
Finland	—	35	—	35
France	—	160	—	160
Germany	—	162	—	162
Greece	—	17	—	17
Hong Kong	—	92	—	92
Indonesia	—	75	—	75
Ireland	—	31	—	31
Israel	—	29	—	29
Italy	—	36	—	36
Japan	—	288	—	288
Netherlands	—	78	—	78
Norway	—	63	—	63
South Africa	—	28	—	28
South Korea	—	44	—	44
Spain	—	25	—	25
Switzerland	42	51	—	93
Taiwan	—	51	—	51
Turkey	—	21	—	21
United Arab Emirates	—	17	—	17
United Kingdom	—	510	—	510
United States	770	—	—	770
Total Common Stocks	901	1,929	—	2,830
Total Investments in Securities	$901	$1,929	$—	$2,830
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$10	$—	$10
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10)	$—	$(10)

94   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$16,336	$—	$16,336
Belgium	—	6,417	—	6,417
Brazil	7,139	5,992	—	13,131
China	—	9,009	—	9,009
France	—	81,139	—	81,139
Germany	—	47,242	—	47,242
Greece	—	1,314	—	1,314
Hong Kong	—	20,769	—	20,769
Ireland	—	439	—	439
Israel	—	6,096	—	6,096
Italy	—	9,044	—	9,044
Japan	—	99,377	—	99,377
Mexico	—	7,782	—	7,782
Netherlands	—	29,088	—	29,088
South Korea	—	6,339	—	6,339
Spain	—	19,638	—	19,638
Sweden	—	3,314	—	3,314
Switzerland	—	71,254	—	71,254
Taiwan	—	5,507	—	5,507
United Kingdom	—	144,567	—	144,567
Total Common Stocks	7,139	590,663	—	597,802
Preferred Stocks
Germany	—	3,147	—	3,147
Total Preferred Stocks	—	3,147	—	3,147
Short-Term Investment
Investment Company	10,293	—	—	10,293
Investments of Cash Collateral for Securities on Loan
Investment Company	70,001	—	—	70,001
Total Investments in Securities	$87,433	$593,810	$—	$681,243

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$38,316	$—	$38,316
Austria	—	12,953	—	12,953
Belgium	—	15,510	—	15,510
Bermuda	—	1,346	—	1,346
Brazil	1,450	—	—	1,450
Chile	3,844	1,576	—	5,420
China	—	4,875	—	4,875
Cyprus	—	574	—	574
Denmark	—	11,784	—	11,784
Finland	—	6,861	—	6,861
France	—	77,970	—	77,970
Germany	—	99,774	—	99,774
Greece	—	6,205	—	6,205
Hong Kong	—	7,239	10	7,249
Hungary	—	6,006	—	6,006
India	—	6,058	—	6,058
Ireland	—	8,859	—	8,859
Israel	463	5,121	—	5,584
Italy	—	55,392	—	55,392
Japan	—	145,992	—	145,992
Luxembourg	—	5,308	—	5,308
Macau	—	87	—	87
Mexico	6,086	82	—	6,168
Netherlands	—	38,562	—	38,562
New Zealand	—	4,144	—	4,144
Norway	—	13,217	—	13,217
Philippines	—	6,030	—	6,030
Portugal	—	5,605	—	5,605
Singapore	—	6,151	—	6,151
South Africa	—	5,975	—	5,975
South Korea	—	6,461	—	6,461
Spain	—	42,768	—	42,768
Sweden	—	16,598	—	16,598
Switzerland	—	17,205	—	17,205
Taiwan	—	6,047	—	6,047
Thailand	590	5,651	—	6,241
Turkey	—	6,922	—	6,922
United Kingdom	10	70,225	—	70,235
United States	—	214	—	214
Total Common Stocks	12,443	769,663	10	782,116
Preferred Stocks
Brazil	4,422	—	—	4,422
Chile	—	435	—	435
Germany	—	4,745	—	4,745
Total Preferred Stocks	4,422	5,180	—	9,602
Investment Companies	7,711	—	—	7,711

Rights
Norway	—	45	—	45
Spain	—	3	—	3
Total Rights	—	48	—	48

96   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
France	$—	$2	$—	$2
Hong Kong	—	—	—	—
Italy	—	5	—	5
Total Warrants	—	7	—	7
Short-Term Investments
Investment Company	12,551	—	—	12,551
Investments of Cash Collateral for Securities on Loan
Investment Company	126,671	—	—	126,671
Total Investments in Securities	$163,798	$774,898	$10	$938,706
Appreciation in Other Financial Instruments
Futures Contracts	$75	$—	$—	$75
Depreciation in Other Financial Instruments
Futures Contracts	$(239)	$—	$—	$(239)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,031	$—	$7,031
Austria	—	1,120	—	1,120
Belgium	—	2,424	—	2,424
Canada	3,587	—	—	3,587
China	—	2,998	—	2,998
Finland	—	321	—	321
France	—	27,019	—	27,019
Germany	—	10,832	—	10,832
Hong Kong	—	9,071	—	9,071
India	2,642	—	—	2,642
Indonesia	—	2,440	—	2,440
Ireland	—	4,001	—	4,001
Israel	—	1,732	—	1,732
Italy	—	7,541	—	7,541
Japan	—	48,816	—	48,816
Luxembourg	—	3,643	—	3,643
Netherlands	—	25,433	—	25,433
Singapore	—	2,212	—	2,212
South Korea	—	2,462	—	2,462
Spain	—	3,710	—	3,710
Switzerland	—	10,250	—	10,250
Taiwan	—	5,655	—	5,655
United Kingdom	—	52,183	—	52,183
Total Common Stocks	6,229	230,894	—	237,123
Preferred Stocks
Germany	—	3,012	—	3,012
Total Preferred Stocks	—	3,012	—	3,012

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

International Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$7,550	$—	$—	$7,550
Investments of Cash Collateral for Securities on Loan
Investment Company	20,577	—	—	20,577
Total Investments in Securities	$34,356	$233,906	$—	$268,262
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,333	$—	$2,333
Futures Contracts	10	—	—	10
Total Appreciation in Other Financial Instruments	$10	$2,333	$—	$2,343
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,113)	$—	$(1,113)
Futures Contracts	(142)	—	—	(142)
Total Depreciation in Other Financial Instruments	$(142)	$(1,113)	$—	$(1,255)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,061	$—	$36,061
Belgium	—	20,218	—	20,218
Canada	17,729	—	—	17,729
China	—	18,908	—	18,908
Finland	—	2,552	—	2,552
France	—	293,098	—	293,098
Germany	—	126,906	—	126,906
Greece	—	2,595	—	2,595
Hong Kong	—	35,620	—	35,620
Indonesia	—	24,504	—	24,504
Ireland	—	14,694	—	14,694
Italy	—	50,377	—	50,377
Japan	—	430,359	—	430,359
Luxembourg	—	22,164	—	22,164
Netherlands	—	197,850	—	197,850
Norway	—	21,348	—	21,348
Singapore	—	19,113	—	19,113
South Africa	—	22,149	—	22,149
South Korea	—	25,174	—	25,174
Spain	—	62,412	—	62,412
Switzerland	—	54,300	—	54,300
Taiwan	—	21,568	—	21,568
Turkey	—	18,310	—	18,310
United Kingdom	—	429,593	—	429,593
Total Common Stocks	17,729	1,949,873	—	1,967,602
Preferred Stocks
Germany	—	24,420	—	24,420
Total Preferred Stocks	—	24,420	—	24,420

98   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$87,721	$—	$—	$87,721
Investments of Cash Collateral for Securities on Loan
Investment Company	234,206	—	—	234,206
Total Investments in Securities	$339,656	$1,974,293	$—	$2,313,949
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$10,993	$—	$10,993
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,625)	$—	$(7,625)
Futures Contracts	(793)	—	—	(793)
Total Depreciation in Other Financial Instruments	$(793)	$(7,625)	$—	$(8,418)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,764	$—	$7,764
Austria	—	721	—	721
Belgium	—	1,866	—	1,866
Bermuda	—	249	—	249
China	—	1,533	—	1,533
Denmark	—	769	—	769
Finland	—	1,044	—	1,044
France	—	9,363	—	9,363
Germany	—	7,644	—	7,644
Hong Kong	—	5,161	14	5,175
India	—	932	—	932
Indonesia	—	755	—	755
Ireland	—	784	—	784
Israel	—	422	—	422
Italy	—	2,927	—	2,927
Japan	—	23,991	—	23,991
Luxembourg	—	809	—	809
Macau	—	372	—	372
Mexico	710	379	—	1,089
Netherlands	—	4,550	—	4,550
Norway	—	879	—	879
Russia	—	345	—	345
Singapore	—	790	—	790
South Korea	—	1,305	—	1,305
Spain	—	3,874	—	3,874
Sweden	—	832	—	832
Switzerland	—	11,446	—	11,446
Taiwan	—	398	—	398
United Kingdom	5	30,540	—	30,545
Total Common Stocks	715	122,444	14	123,173

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Intrepid International Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	330	399	—	729
Germany	—	664	—	664
Total Preferred Stocks	330	1,063	—	1,393
Warrants
Hong Kong	5	—	—	5
Short-Term Investments
Investment Companies	37,600	—	—	37,600
Total Investments in Securities	$38,650	$123,507	$14	$162,171
Depreciation in Other Financial Instruments
Futures Contracts	$(1,056)	$—	$—	$(1,056)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Equity Index Fund	Balance as of 10/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 4/30/10
Investments in Securities
Common Stocks — Hong Kong	$—	$—	$—	$—	$—	$10	$10
Total	$—	$—	$—	$—	$—	$10	$10

Intrepid International Fund	Balance as of 10/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 4/30/10
Investments in Securities
Common Stocks — Hong Kong	$—	$—	$—	$—	$—	$14	$14
Total	$—	$—	$—	$—	$—	$14	$14

Transfers into, or out of, Level 3 are valued using values as of the beginning of the period.

B. Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2010 (amounts in thousands):

	Value	Percentage
International Equity Index Fund	$10	—	%(a)
Intrepid International Fund	14	—	(a)

(a)	Amount rounds to less than 0.1%.

100   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

C. Futures Contracts — The International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The International Equity Index Fund had activity in futures contracts during the reporting period, with an average settlement value of approximately $16,636,000 and an ending settlement value of approximately $15,423,000.

The International Opportunities Fund had activity in futures contracts during the six months ended April 30, 2010, with an average notional balance of approximately $3,853,000 and an ending notional balance of approximately $4,675,000.

The International Value Fund increased its activity in futures contracts during the period from November 1, 2009 to April 30, 2010, with an average notional balance of approximately $13,928,000 and an ending notional balance of approximately $29,275,000.

The Intrepid International Fund increased its activity in futures contracts during the period from January 1, 2010 to April 30, 2010, with an average notional balance of approximately $16,446,000 and an ending notional balance of approximately $37,173,000.

D. Forward Foreign Currency Exchange Contracts — The Global Focus Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Global Focus Fund had activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $1,357,000 and an ending settlement value of approximately $1,848,000.

The International Opportunities Fund increased its activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $99,724,000 and an ending settlement value of approximately $139,832,000.

The International Value Fund had activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $822,468,000 and an ending settlement value of approximately $1,083,188,000.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

E. Summary of Derivative Information

The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$10
Total		$10

Liabilities:
Foreign exchange contracts	Payables	(10)
Total		$(10)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$75
Total		$75

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(239)
Total		$(239)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$2,333
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	10	—
Total		$10	$2,333

Liabilities:
Foreign exchange contracts	Payables	—	(1,113)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(142)	—
Total		$(142)	$(1,113)

102   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$10,993
Total		$—	$10,993

Liabilities:
Foreign exchange contracts	Payables	—	(7,625)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(793)	—
Total		$(793)	$(7,625)

Intrepid International Fund

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,056)
Total		$(1,056)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$55	$55
Total	$55	$55

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(3)	$(3)
Total	$(3)	$(3)

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2)	$(2)
Equity contracts	513	—	513
Total	$513	$(2)	$511

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$408	$408
Total	$408	$408

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$732	$732
Equity contracts	(130)	—	(130)
Total	$(130)	$732	$602

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$615	$615
Equity contracts	(43)	—	(43)
Total	$(43)	$615	$572

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$13,565	$13,565
Equity contracts	3,058	—	3,058
Total	$3,058	$13,565	$16,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2,661)	$(2,661)
Equity contracts	(793)	—	(793)
Total	$(793)	$(2,661)	$(3,454)

104   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(2,778)	$(2,778)
Total	$(2,778)	$(2,778)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(1,056)	$(1,056)
Total	$(1,056)	$(1,056)

The Funds’ derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. The International Equity Index Fund also holds approved instruments in variable and floating rate instruments and asset-backed securities that were made prior to February 9, 2010. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended April 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$17
International Equity Index Fund	40
International Opportunities Fund	8
International Value Fund	51

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominate securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At April 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Cash Collateral Investments
International Equity Fund	$66,638	$70,001	$70,001
International Equity Index Fund	120,366	126,671	126,671
International Opportunities Fund	19,643	20,577	20,577
International Value Fund	224,005	234,206	234,206

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$7
International Equity Index Fund	17
International Opportunities Fund	4
International Value Fund	22

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended April 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
International Equity Fund	$8
International Equity Index Fund	23
International Opportunities Fund	4
International Value Fund	24

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or

106   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
Global Focus Fund	0.80
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding fund of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Markets Equity Fund	0.25%	0.75%	0.75%	n/a
Global Focus Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   107

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

	Class A	Class B	Class C	Class R2
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$90	$28
International Equity Fund	20	10
International Equity Index Fund	67	19
International Opportunities Fund	2	2
International Value Fund	27	7
Intrepid International Fund	2	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	n/a	0.10%	0.25%
Global Focus Fund	0.25	n/a	0.25	n/a	0.05%	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25%	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	n/a	1.45%	1.75%
Global Focus Fund	1.45	n/a	1.95	n/a	1.00	n/a	1.20
International Equity Fund	1.31	2.00	2.00	1.56%	0.86%	n/a	1.06
International Equity Index Fund	1.18	1.93	1.93	1.43	n/a	n/a	0.93
International Opportunities Fund	1.42	1.92	1.92	n/a	n/a	0.92	1.17
International Value Fund	1.45	1.95	1.95	1.70	n/a	0.95	1.41
Intrepid International Fund	1.80	n/a	2.00	2.05	n/a	1.00	1.25

108   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Global Focus Fund	$11	$1	$1	$13	$55
International Equity Fund	484	—	140	624	—
International Equity Index Fund	—	—	595	595	—
International Opportunities Fund	—	—	33	33	—
Intrepid International Fund	1	117	54	172	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Serving	Total
International Equity Fund	$20	$—	$—	$20
International Equity Index Fund	—	1	399	400
Intrepid International Fund	—	10	—	10

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Markets Equity Fund	$33
International Equity Fund	16
International Equity Index Fund	12
International Opportunities Fund	7
International Value Fund	46
Intrepid International Fund	5

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2010, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Global Focus Fund	$—	(a)
International Equity Fund	2
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   109

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government
Emerging Markets Equity Fund	$195,567	$93,501
Global Focus Fund	1,719	1,611
International Equity Fund	90,911	33,895
International Equity Index Fund	132,211	205,967
International Opportunities Fund	101,811	68,657
International Value Fund	1,016,385	667,474
Intrepid International Fund	171,935	538,498

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$770,156	$295,795	$8,310	$287,485
Global Focus Fund	2,508	457	135	322
International Equity Fund	581,089	152,970	52,816	100,154
International Equity Index Fund	674,787	305,669	41,750	263,919
International Opportunities Fund	247,525	28,414	7,677	20,737
International Value Fund	2,172,038	200,149	58,238	141,911
Intrepid International Fund	131,989	31,446	1,264	30,182

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

110   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund. Additionally, Emerging Markets Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares and Global Focus Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares.

In addition, the JPMorgan SmartRetirement Funds and the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
JPMorgan Emerging Markets Equity Fund	10.2%	n/a
JPMorgan International Equity Fund	22.5	11.8%
JPMorgan International Equity Index Fund	n/a	42.3
JPMorgan International Opportunities Fund	55.1	n/a
JPMorgan Intrepid International Fund	25.5	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2010, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2010, International Equity Fund and International Opportunities Fund invested 23.6% and 21.1% of their respective total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in the United Kingdom. Global Focus Fund invested 27.2% of its total investments in issuers in the United States. International Value Fund invested 20.7% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in Japan and the United Kingdom.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   111

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Subsequent to April 30, 2010 and through June 22, 2010, certain shareholders of the International Value Fund redeemed their Select Class Shares and the International Value Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 20% of the net assets at April 30, 2010 of the International Value Fund.

112   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,137.10	$9.38	1.77%
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class B
Actual	1,000.00	1,134.40	12.01	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Class C
Actual	1,000.00	1,134.10	12.01	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Institutional Class
Actual	1,000.00	1,139.00	7.27	1.37
Hypothetical	1,000.00	1,018.00	6.85	1.37
Select Class
Actual	1,000.00	1,138.50	8.06	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52

Global Focus Fund
Class A
Actual	1,000.00	1,160.80	7.77	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,157.70	10.43	1.95
Hypothetical	1,000.00	1,015.12	9.74	1.95

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   113

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Global Focus Fund (continued)
Class R5
Actual	$1,000.00	$1,163.00	$5.36	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,162.10	6.43	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20

International Equity Fund
Class A
Actual	1,000.00	1,029.40	6.54	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class B
Actual	1,000.00	1,027.10	9.30	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,026.60	9.30	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,028.10	7.79	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R5
Actual	1,000.00	1,032.00	4.28	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,031.00	5.29	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

International Equity Index Fund
Class A
Actual	1,000.00	1,012.70	5.34	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class B
Actual	1,000.00	1,009.70	8.92	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,009.90	8.92	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	1,011.90	6.58	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Select Class
Actual	1,000.00	1,014.70	4.10	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,051.50	6.87	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class B
Actual	1,000.00	1,048.20	9.40	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85

114   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
International Opportunities Fund (continued)
Class C
Actual	$1,000.00	$1,048.20	$9.40	1.85%
Hypothetical	1,000.00	1,015.62	9.25	1.85
Institutional Class
Actual	1,000.00	1,053.50	4.63	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Select Class
Actual	1,000.00	1,052.40	5.60	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

International Value Fund
Class A
Actual	1,000.00	1,035.20	6.56	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class B
Actual	1,000.00	1,032.50	9.07	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	1,032.30	9.07	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R2
Actual	1,000.00	1,033.60	7.82	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Institutional Class
Actual	1,000.00	1,036.50	4.54	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Select Class
Actual	1,000.00	1,036.20	5.30	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

Intrepid International Fund
Class A
Actual	1,000.00	1,035.80	7.57	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	1,033.10	10.08	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class R2
Actual	1,000.00	1,034.00	8.83	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual	1,000.00	1,037.60	5.05	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,036.90	6.31	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   115

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-INTEQ-410

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2010 (Unaudited)

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	3
JPMorgan Tax Aware Real Return Fund	5
JPMorgan Tax Aware U.S. Equity Fund	7
Schedules of Portfolio Investments	9
Financial Statements	38
Financial Highlights	44
Notes to Financial Statements	50
Schedule of Shareholder Expenses	63

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President and CEO
J.P. Morgan Funds

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 1

JPMorgan Tax Aware Funds

Market Overview
Six Months Ended April 30, 2010 (Unaudited)

U.S. Equity Market

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

The U.S. emerged as the clear winner among developed countries, as investors’ appetite for risk continued to recover during the reporting period, supported by two quarters of positive GDP growth, strong corporate earnings and improving employment data. In addition, income growth was positive, firms continued to bring inventories in line with projected sales and household net wealth further stabilized.

Municipal Bond Market

This increasing risk appetite was evident in the municipal bond market, as investors preferred lower-quality securities. States facing financial difficulty, such as New York, California and Arizona, performed relatively well compared to the rest of the market during the reporting period. The market remained low on supply, as volume rose in only 28 states and Puerto Rico during the first three months of 2010. Build America Bonds continued to be a significant part of volume. Build America Bonds were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity.

2 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	15.06%
S&P 500 Index (Primary Benchmark)	15.66%

Net Assets as of 4/30/2010 (In Thousands)	$479,534

FUND PERFORMANCE

The JPMorgan Tax Aware Disciplined Equity Fund (Institutional Class Shares) underperformed its benchmark for the six months ended April 30, 2010, as negative stock selection in the semiconductors and pharmaceuticals sectors offset strength from the Fund’s energy and consumer cyclical holdings.

Among individual detractors from relative performance, the Fund’s position in communications-equipment provider QUALCOMM, Inc. declined after the company announced disappointing fourth-quarter earnings, primarily because of lower sales in its handset segment. The Fund’s position in Goldman Sachs Group, Inc. also detracted from relative performance. Shares of the investment bank declined on investor concerns surrounding the charges filed by the SEC against the company late in the reporting period.

EOG Resources, Inc. and Walt Disney Co. were among the top individual contributors to relative performance. Shares of EOG, which is involved in the exploration and production of oil and natural gas, were strong as the market reacted favorably to the company’s new technology for extracting oil from shale. Disney was a major beneficiary of better trends in advertisement spending. Disney’s ESPN division performed particularly well, with higher advertisement revenues driven by better ratings and pricing power.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high after-tax total return from a portfolio of selected equity securities**. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks that should benefit from improving U.S. and global economies. In addition, the Fund’s portfolio managers saw attractive investment opportunities among high quality technology stocks, focusing on hardware and networking companies that offered attractive valuations and provided cyclical exposure as enterprise tech spending continued to increase. In addition, the high-quality bias among these companies provided the Fund with downside protection if the economy faltered in the near term. The Fund was underweight areas of the market less exposed to growth, such as aerospace/defense, infrastructure and consumer staples, as these sectors lacked investments with attractive valuations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.1%
2.	Hewlett-Packard Co.	3.0
3.	Cisco Systems, Inc.	2.6
4.	Procter & Gamble Co. (The)	2.3
5.	Walt Disney Co. (The)	2.3
6.	Occidental Petroleum Corp.	2.2
7.	Apple, Inc.	2.2
8.	Merck & Co., Inc.	2.1
9.	Pfizer, Inc.	2.0
10.	Wells Fargo & Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.9%
Financials	14.3
Consumer Discretionary	13.9
Energy	10.8
Health Care	10.5
Industrials	9.9
Consumer Staples	9.3
Materials	3.5
Telecommunication Services	2.4
Utilities	2.0
U.S. Treasury Obligation	0.4
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 3

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

		6 MONTHS			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
INSTITUTIONAL CLASS SHARES	1/30/97	15.06%	14.95%	9.92%	39.46%	39.21%	25.93%	2.91%	2.67%	2.47%	0.04%	(0.22)%	(0.04)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.61%
Barclays Capital 1-10 Year U.S. TIPS Index (Primary Benchmark)	2.91%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (Secondary Benchmark)	3.12%

Net Assets as of 4/30/2010 (In Thousands)	$3,478,281

FUND PERFORMANCE

The JPMorgan Tax Aware Real Return Fund (Select Class Shares) underperformed its primary and secondary benchmarks for the six months ended April 30, 2010.

When comparing the Fund’s performance to the Barclays Capital 1-10 Year U.S. TIPS Index, it is essential to think about the Fund’s return on a tax-adjusted basis. Treasury Inflation Protected Securities (TIPS) generate income that is fully taxable, whereas the Fund attempts to provide investors with inflation protection that is more tax-efficient. During the reporting period, the Fund primarily invested in tax-exempt municipal bonds, which generally provide tax-exempt income, and used inflation-linked swaps to hedge against inflation. During the reporting period, the Fund’s municipal securities generated a higher after-tax return than similar maturity U.S. Treasury securities because of the municipal market’s higher tax equivalent yield. As of April 30, 2010, assuming a 35% tax rate, the taxable equivalent yield for a General Obligation AAA municipal bond with a 7 year maturity was 3.80%. The taxable equivalent return is the amount that a taxable investment (such as a U.S. Treasury Note) would have to return in order to generate the same amount of income as a tax-exempt investment of equal maturity. As of April 30, 2010, a U.S. Treasury Note with a 7 year maturity was returning 3.12%, 68 basis points (0.68%) lower than the taxable equivalent return of a General Obligation AAA municipal bond with a 7 year maturity.

However, the increase in the zero-coupon inflation-swap rate lagged the increase in the TIPS breakeven rate, hurting the Fund’s relative performance versus its primary benchmark. The zero-coupon inflation-swap rate is used to value the Fund’s inflation-linked swaps and measures their performance versus TIPS. The TIPS breakeven rate is the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity.

The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index was added as a secondary benchmark during the reporting period. The Fund’s portfolio managers expect that the Fund will generally outperform this benchmark in a rising inflation environment and lag when inflation declines because of the inflation hedge that the Fund takes through its use of inflation-linked swaps. However, while the Fund’s inflation hedge did add value as inflation expectations rose during the reporting period, the Fund underperformed its secondary benchmark because of its quality bias. The Fund invested primarily in high-quality general obligation bonds, pre-refunded bonds and essential-service revenue bonds, which hurt the Fund’s relative performance versus its secondary benchmark as investors preferred riskier lower-quality municipal bonds during the reporting period.

Also detracting from the Fund’s relative performance was the Fund’s investment in a money market fund, as the yields available from this short-term instrument were low during the reporting period. This investment was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

HOW THE FUND WAS MANAGED

The Fund seeks to maximize after-tax inflation-protected return and continued to invest primarily in high-quality municipal securities**. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate.

PORTFOLIO COMPOSITION***

Municipal Bonds	90.9%
Short-Term Investment	9.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

		6 MONTHS			1 YEAR			3 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		2.56%	2.56%	2.06%	6.71%	6.71%	5.24%	3.05%	3.05%	3.02%	2.86%	2.86%	2.86%
With Sales Charge*		(1.25)	(1.25)	(0.43)	2.74	2.74	2.62	1.73	1.73	1.89	2.02	2.02	2.13
CLASS C SHARES	8/31/05
Without CDSC		2.26	2.26	1.76	6.06	6.06	4.59	2.40	2.40	2.39	2.26	2.26	2.27
With CDSC**		1.26	1.26	1.11	5.06	5.06	3.94	2.40	2.40	2.39	2.26	2.26	2.27
INSTITUTIONAL CLASS SHARES	8/31/05	2.68	2.68	2.18	6.96	6.96	5.49	3.32	3.32	3.29	3.18	3.18	3.18
SELECT CLASS SHARES	8/31/05	2.61	2.61	2.11	6.81	6.81	5.34	3.18	3.18	3.15	3.03	3.03	3.03

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital 1-10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the indices do not reflect the deduction of expenses, such as investment management fees, or a sales associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = ((Barclays Capital 1–10 Year U.S. TIPS Index — Barclays Capital 1–10 Year Treasury Index) Barclays Capital X 0.75) + Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.79%
S&P 500 Index (Primary Benchmark)	15.66%

Net Assets as of 4/30/2010 (In Thousands)	$272,358

FUND PERFORMANCE

The JPMorgan Tax Aware U.S. Equity Fund (Select Class Shares) underperformed its benchmark for the six months ended April 30, 2010, as negative stock selection in the semiconductors and pharmaceuticals sectors offset strength from the Fund’s energy and consumer cyclical holdings.

Among individual detractors from relative performance, the Fund’s position in communications-equipment provider QUALCOMM, Inc. declined after the company announced disappointing fourth-quarter earnings, primarily because of lower sales in its handset segment. The Fund’s position in Goldman Sachs Group, Inc. also detracted from relative performance. Shares of the investment bank declined on investor concerns surrounding the charges filed by the SEC against the company late in the reporting period.

EOG Resources, Inc. and Walt Disney Co. were among the top individual contributors to relative performance. Shares of EOG, which is involved in the exploration and production of oil and natural gas, were strong as the market reacted favorably to the company’s new technology for extracting oil from shale. Disney was a major beneficiary of better trends in advertisement spending. Disney’s ESPN division performed particularly well, with higher advertisement revenues driven by better ratings and pricing power.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high after-tax total return from a portfolio of selected equity securities**. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks that should benefit from improving U.S. and global economies. In addition, the Fund’s portfolio managers saw attractive investment opportunities among high quality technology stocks, focusing on hardware and networking companies that offered attractive valuations and provided cyclical exposure as enterprise tech spending continued to increase. In addition, the high-quality bias among these companies provided the Fund with downside protection if the economy faltered in the near term. The Fund was underweight areas of the market less exposed to growth, such as aerospace/defense, infrastructure and consumer staples, as these sectors lacked investments with attractive valuations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.1%
2.	Hewlett-Packard Co.	3.0
3.	Norfolk Southern Corp.	2.7
4.	Cisco Systems, Inc.	2.6
5.	Apple, Inc.	2.4
6.	Occidental Petroleum Corp.	2.4
7.	Procter & Gamble Co. (The)	2.3
8.	Walt Disney Co. (The)	2.3
9.	Exxon Mobil Corp.	2.3
10.	Merck & Co., Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.6%
Financials	14.8
Consumer Discretionary	13.9
Energy	11.3
Health Care	10.7
Industrials	10.2
Consumer Staples	9.1
Materials	3.6
Telecommunication Services	2.4
Utilities	2.0
U.S. Treasury Obligation	0.2
Short-Term Investment	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 7

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

		6 MONTHS			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	4/16/01
Without Sales Charge		14.67%	14.60%	9.63%	39.09%	38.91%	25.60%	2.25%	1.75%	1.94%	(0.60)%	(0.93)%	(0.55)%
With Sales Charge*		8.68	8.61	5.73	31.83	31.66	20.87	1.16	0.66	1.01	(1.14)	(1.47)	(0.99)
CLASS B SHARES	4/16/01
Without CDSC		14.33	14.30	9.35	38.31	38.24	24.98	1.74	1.31	1.51	(1.05)	(1.32)	(0.90)
With CDSC**		9.33	9.30	6.10	33.31	33.24	21.73	1.37	0.93	1.19	(1.05)	(1.32)	(0.90)
CLASS C SHARES	4/16/01
Without CDSC		14.38	14.34	9.39	38.40	38.30	25.07	1.74	1.30	1.51	(1.11)	(1.37)	(0.95)
With CDSC***		13.38	13.34	8.74	37.40	37.30	24.42	1.74	1.30	1.51	(1.11)	(1.37)	(0.95)
INSTITUTIONAL CLASS SHARES	9/15/00	14.92	14.74	9.91	39.83	39.40	26.37	2.69	1.84	2.31	(0.29)	(0.87)	(0.33)
SELECT CLASS SHARES	12/18/96	14.79	14.69	9.72	39.38	39.16	25.85	2.50	1.95	2.15	(0.41)	(0.77)	(0.39)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns would have been different.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 13.9%
	Auto Components — 1.4%
200	Johnson Controls, Inc.	6,718
	Hotels, Restaurants & Leisure — 3.2%
79	Carnival Corp.	3,275
59	International Game Technology	1,242
88	Marriott International, Inc., Class A	3,224
179	Yum! Brands, Inc.	7,604
		15,345
	Household Durables — 0.4%
96	KB Home	1,787
	Internet & Catalog Retail — 0.4%
15	Amazon.com, Inc. (a)	2,081
	Media — 4.7%
123	Comcast Corp., Class A	2,419
85	Gannett Co., Inc.	1,449
237	Time Warner, Inc.	7,855
296	Walt Disney Co. (The)	10,913
		22,636
	Specialty Retail — 2.3%
46	Advance Auto Parts, Inc.	2,094
120	Lowe’s Cos., Inc.	3,259
232	Staples, Inc.	5,449
		10,802
	Textiles, Apparel & Luxury Goods — 1.5%
67	Coach, Inc.	2,804
21	Nike, Inc., Class B	1,629
31	V.F. Corp.	2,710
		7,143
	Total Consumer Discretionary	66,512
	Consumer Staples — 9.3%
	Beverages — 1.8%
157	Coca-Cola Co. (The)	8,411
	Food & Staples Retailing — 3.2%
201	CVS/Caremark Corp.	7,439
131	Sysco Corp.	4,131
74	Wal-Mart Stores, Inc.	3,972
		15,542
	Food Products — 0.5%
32	General Mills, Inc.	2,270
	Household Products — 2.7%
37	Kimberly-Clark Corp.	2,243
176	Procter & Gamble Co. (The)	10,934
		13,177
	Tobacco — 1.1%
244	Altria Group, Inc.	5,166
	Total Consumer Staples	44,566
	Energy — 10.9%
	Energy Equipment & Services — 1.7%
20	Baker Hughes, Inc.	976
101	Schlumberger Ltd.	7,185
		8,161
	Oil, Gas & Consumable Fuels — 9.2%
28	Anadarko Petroleum Corp.	1,750
64	Apache Corp.	6,492
132	ConocoPhillips	7,792
62	EOG Resources, Inc.	6,901
130	Exxon Mobil Corp.	8,828
122	Occidental Petroleum Corp.	10,778
34	Southwestern Energy Co. (a)	1,366
		43,907
	Total Energy	52,068
	Financials — 14.3%
	Capital Markets — 3.7%
177	Bank of New York Mellon Corp. (The)	5,496
45	Goldman Sachs Group, Inc. (The)	6,475
129	Morgan Stanley	3,903
105	TD AMERITRADE Holding Corp. (a)	2,106
		17,980
	Commercial Banks — 3.7%
78	BB&T Corp.	2,586
211	U.S. Bancorp	5,658
293	Wells Fargo & Co.	9,704
		17,948
	Diversified Financial Services — 3.9%
540	Bank of America Corp.	9,629
1,018	Citigroup, Inc. (a)	4,449
8	CME Group, Inc.	2,649
86	NASDAQ OMX Group, Inc. (The) (a)	1,804
		18,531
	Insurance — 3.0%
47	ACE Ltd., (Switzerland)	2,500
61	Aflac, Inc.	3,093
80	MetLife, Inc.	3,655
80	Prudential Financial, Inc.	5,085
		14,333
	Total Financials	68,792

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 9

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.5%
	Biotechnology — 1.4%
34	Alexion Pharmaceuticals, Inc. (a)	1,845
27	Biogen Idec, Inc. (a)	1,443
56	Celgene Corp. (a)	3,471
		6,759
	Health Care Equipment & Supplies — 1.6%
59	Baxter International, Inc.	2,790
101	Covidien plc, (Ireland)	4,826
		7,616
	Health Care Providers & Services — 1.5%
78	Aetna, Inc.	2,303
70	Cardinal Health, Inc.	2,428
41	WellPoint, Inc. (a)	2,229
		6,960
	Pharmaceuticals — 6.0%
175	Abbott Laboratories	8,957
292	Merck & Co., Inc.	10,247
584	Pfizer, Inc.	9,758
		28,962
	Total Health Care	50,297
	Industrials — 9.9%
	Aerospace & Defense — 2.9%
96	Honeywell International, Inc.	4,556
125	United Technologies Corp.	9,392
		13,948
	Electrical Equipment — 0.9%
83	Emerson Electric Co.	4,339
	Machinery — 3.5%
114	Deere & Co.	6,811
152	PACCAR, Inc.	7,085
39	Parker Hannifin Corp.	2,706
		16,602
	Road & Rail — 2.6%
116	CSX Corp.	6,507
81	Union Pacific Corp.	6,148
		12,655
	Total Industrials	47,544
	Information Technology — 20.9%
	Communications Equipment — 5.0%
458	Cisco Systems, Inc. (a)	12,339
159	Juniper Networks, Inc. (a)	4,522
186	QUALCOMM, Inc.	7,194
		24,055
	Computers & Peripherals — 6.2%
41	Apple, Inc. (a)	10,580
277	Hewlett-Packard Co.	14,389
38	International Business Machines Corp.	4,957
		29,926
	Electronic Equipment, Instruments & Components — 0.9%
211	Corning, Inc.	4,068
	Internet Software & Services — 1.3%
12	Google, Inc., Class A (a)	6,075
	IT Services — 1.0%
31	Cognizant Technology Solutions Corp., Class A (a)	1,607
14	MasterCard, Inc., Class A	3,380
		4,987
	Semiconductors & Semiconductor Equipment — 1.2%
131	Marvell Technology Group Ltd., (Bermuda) (a)	2,707
111	Novellus Systems, Inc. (a)	2,921
		5,628
	Software — 5.3%
637	Microsoft Corp.	19,467
228	Oracle Corp.	5,897
		25,364
	Total Information Technology	100,103
	Materials — 3.5%
	Chemicals — 2.1%
197	Dow Chemical Co. (The)	6,086
48	E.l. du Pont de Nemours & Co.	1,899
37	Monsanto Co.	2,307
		10,292
	Metals & Mining — 1.4%
88	Freeport-McMoRan Copper & Gold, Inc.	6,654
	Total Materials	16,946
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.0%
115	AT&T, Inc.	2,995
233	Verizon Communications, Inc.	6,722
		9,717
	Wireless Telecommunication Services — 0.4%
379	Sprint Nextel Corp. (a)	1,611
	Total Telecommunication Services	11,328

SEE NOTES TO FINANCIAL STATEMENTS.

10 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 1.9%
	Electric Utilities — 1.9%
143	Edison International	4,916
38	FPL Group, Inc.	1,969
71	Southern Co.	2,471
	Total Utilities	9,356
	Total Common Stocks (Cost $369,053)	467,512

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
U.S. Treasury Obligation — 0.4%
1,880	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $1,888)	1,888

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
10,078	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $10,078)	10,078
	Total Investments — 100.0% (Cost $381,019)	479,478
	Other Assets in Excess of Liabilities — 0.0% (g)	56
	NET ASSETS — 100.0%	$479,534

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
134	E-mini S&P 500	06/18/10	$7,929	$233

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 91.7%
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,198
	Arizona — 2.8%
	Certificate of Participation/Lease — 0.0% (g)
650	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/12	714
	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/15	181
	General Obligation — 0.9%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,397
1,225	GO, AGM, 6.000%, 07/01/16	1,464
1,300	GO, AGM, 6.000%, 07/01/17	1,559
1,375	GO, AGM, 6.000%, 07/01/18	1,666
1,400	GO, AGM, 6.000%, 07/01/18	1,676
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	3,995
1,000	Maricopa County Unified School District No. 48-Scottsdale, School Improvement Project, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15	1,123
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.250%, 07/01/14	7,402
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,223
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,709
		31,214
	Hospital — 0.8%
	Arizona Health Facilities Authority, Banner Health,
2,000	Series D, Rev., 5.000%, 01/01/11	2,057
2,000	Series D, Rev., 5.000%, 01/01/12	2,107
5,000	Series D, Rev., 5.000%, 01/01/17	5,366
3,215	Series D, Rev., 5.000%, 01/01/18	3,266
2,500	Series D, Rev., 5.000%, 01/01/18	2,552
3,000	Series D, Rev., 5.500%, 01/01/18	3,225
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.300%, 05/06/10	2,278
	Scottsdale IDA,
4,615	Series A, Rev., 5.000%, 09/01/12	4,888
2,250	Series A, Rev., 5.000%, 09/01/14	2,402
		28,141
	Other Revenue — 0.1%
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.250%, 10/01/12	1,638
	Prerefunded — 0.4%
12,040	Arizona School Facilities Board, State School Trust,
	Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	14,159
	Special Tax — 0.3%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 01/01/14	9,702
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,115
		11,817
	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	6,159
	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/19	1,680
	Total Arizona	95,703
	Arkansas — 0.5%
	General Obligation — 0.2%
8,000	State of Arkansas, Federal Highway Grant, Anticipated Tax Revenue, GO, 5.000%, 08/01/12	8,685
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/16	6,151
	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/18	2,020
	Total Arkansas	16,856
	California — 7.1%
	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	2,099

SEE NOTES TO FINANCIAL STATEMENTS.

12 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/16	1,102
2,025	Series E, Rev., 5.250%, 10/01/16	2,204
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/19	6,015
5,000	Series O, Rev., 5.750%, 05/15/19	5,667
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/15	6,332
		23,419
	General Obligation — 2.6%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	415
2,500	GO, Zero Coupon, 05/01/16	2,007
2,000	GO, Zero Coupon, 05/01/17	1,513
1,490	GO, Zero Coupon, 08/01/19	989
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	1,243
750	El Camino Community College District, Election of 2002, Series B, GO, NATL-RE, FGIC, 4.250%, 08/01/12	802
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,432
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,308
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,133
5,845	GO, AGC, Zero Coupon, 08/01/15	4,948
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16	269
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/17	1,097
2,750	Series B, GO, FGIC, 4.750%, 07/01/16	2,866
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/14	1,607
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, AGM, 5.250%, 07/01/28	1,382
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	2,472
1,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,455
2,700	Saugus Union School District, GO, NATL-RE, FGIC, 5.250%, 08/01/20	3,097
	State of California,
1,000	GO, 5.000%, 08/01/16	1,113
7,500	GO, 5.000%, 02/01/17	7,681
6,060	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14	6,854
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,910
940	GO, 5.000%, 04/01/16	1,044
6,310	GO, 5.000%, 04/01/17	6,991
5,000	GO, 5.000%, 04/01/19	5,406
10,000	GO, 5.500%, 04/01/18	11,401
5,000	GO, 5.500%, 04/01/19	5,506
5,000	GO, 5.625%, 04/01/19	5,356
		89,297
	Hospital — 0.1%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/18	1,717
2,000	Series C, Rev., 6.250%, 10/01/18	2,266
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/14	1,030
		5,013
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/14	209
	Other Revenue — 0.3%
3,280	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/17	3,001
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,875
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/17	3,444
		9,320
	Prerefunded — 2.1%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	401
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,728

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
	California State Department of Water Resources,
5,000	Series A, Rev., 5.375%, 05/01/12 (p)	5,509
5,000	Series A, Rev., 5.750%, 05/01/12 (p)	5,546
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	15,168
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,401
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,616
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,308
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.500%, 06/01/10 (p)	5,122
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,282
18,945	GO, 5.125%, 02/01/14 (p)	21,574
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	2,050
		71,705
	Special Tax — 0.1%
2,805	Burbank California Public Financing Authority Revenue, Golden State Redevelopment Project, Tax Allocation, Series A, FGIC, 5.000%, 12/01/17	2,876
	Transportation — 0.6%
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., NATL-RE, 4.500%, 05/15/10	2,794
3,080	Series A, Rev., NATL-RE, 4.500%, 05/15/12	3,241
14,450	San Bernardino County Transportation Authority, Series A, Rev., 5.000%, 05/01/12	15,411
		21,446
	Utility — 0.2%
	California State Department of Water Resources, Power Supply,
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	917
2,070	Series H, Rev., AGM-CR, 5.000%, 05/01/18	2,287
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,040
		8,244
	Water & Sewer — 0.4%
8,025	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.000%, 12/01/11	8,829
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	2,312
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/16	1,654
1,370	Rev., NATL-RE, 5.000%, 05/01/16	1,289
1,000	San Luis Obispo County Financing Authority, Nacimento Water Project, Series A, Rev., NATL-RE, 5.000%, 09/01/17	1,060
		15,144
	Total California	246,673
	Colorado — 2.3%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/18	6,221
	General Obligation — 1.6%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, AGM, 5.000%, 12/15/13	8,201
	Denver City & County, Better Denver & Zoo,
2,235	Series A, GO, 4.000%, 08/01/11	2,333
730	Series A, GO, 4.000%, 08/01/12	783
1,330	Series A, GO, 4.000%, 08/01/13	1,451
460	Series A, GO, 4.000%, 08/01/14	507
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20	6,233
6,950	GO, 5.250%, 12/15/23	8,218
2,345	GO, 5.250%, 12/15/25	2,783
1,660	Highlands Ranch Metropolitan District, Family & Children’s Fund Bonds, GO, 5.000%, 12/01/10	1,705
	Jefferson County School District R-1,
10,000	GO, 5.000%, 12/15/22	11,654
10,000	Series A, GO, AGM, 5.250%, 12/15/12	11,115
		54,983
	Prerefunded — 0.5%
5,000	Colorado Health Facilities Authority, Catholic Health, Series A, Rev., 5.500%, 03/01/12 (p)	5,419
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,567
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	2,591

SEE NOTES TO FINANCIAL STATEMENTS.

14 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,805
		16,382
	Transportation — 0.0% (g)
1,000	Denver City & County, Airport, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,076
	Utility — 0.0% (g)
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/19	1,374
	Water & Sewer — 0.0% (g)
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/15	1,004
	Total Colorado	81,040
	Connecticut — 2.2%
	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/17	1,040
	General Obligation — 2.0%
	City of Greenwich,
8,110	GO, 3.000%, 01/15/13	8,550
325	GO, 4.000%, 06/01/18	343
300	GO, 4.750%, 06/01/18	347
200	GO, 5.000%, 06/01/18	231
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,164
1,325	GO, AGC, 5.000%, 11/15/15	1,512
250	GO, AGC, 5.000%, 11/15/16	285
270	GO, AGC, 5.000%, 11/15/17	308
595	GO, AGC, 5.000%, 11/15/18	678
	State of Connecticut,
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,130
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,903
12,990	Series B, GO, NATL-RE, 5.000%, 12/01/12	14,345
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,625
5,000	Series D, GO, AGM, 5.000%, 11/15/14	5,726
1,025	Series D, GO, NATL-RE, 5.000%, 12/01/14	1,174
3,000	Series E, GO, 5.000%, 03/15/14	3,392
	State of Connecticut, Economic Recovery,
4,000	Series A, GO, 5.000%, 01/01/15	4,569
4,000	Series D, GO, 5.000%, 01/01/13	4,408
650	Town of Trumbull, GO, 5.000%, 09/15/15	754
		69,444
	Transportation — 0.0% (g)
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,092
	Water & Sewer — 0.2%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	281
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,467
	State of Connecticut, Revolving Fund,
2,000	Series A, Rev., 5.000%, 06/01/13	2,239
2,100	Series A, Rev., 5.000%, 06/01/19	2,464
		6,451
	Total Connecticut	78,027
	Delaware — 0.4%
	Education — 0.2%
6,000	University of Delaware, Series A, Rev., VAR, 2.000%, 06/01/11	6,060
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,179
	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,156
1,000	Series B, Rev., 5.000%, 11/01/18	1,160
1,000	Series B, Rev., 5.000%, 11/01/19	1,140
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,689
500	Rev., AGM, 5.250%, 09/15/15	566
		5,711
	Transportation — 0.0% (g)
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/12	1,813
	Total Delaware	14,763
	District of Columbia — 0.5%
	Other Revenue — 0.5%
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	3,905
5,000	Series A, Rev., 5.000%, 12/01/18	5,764
6,000	Series A, Rev., 5.000%, 12/01/19	6,936
2,000	Series A, Rev., 5.000%, 12/01/20	2,314
		18,919

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — 3.6%
	Certificate of Participation/Lease — 0.3%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/17	2,612
3,405	Series D, COP, AGM-CR, FGIC, 5.000%, 08/01/13	3,459
3,955	Palm Beach County, School Board, Series D, COP, AGM, 5.250%, 08/01/12	4,253
		10,324
	Education — 0.2%
7,060	Florida State Board of Education, Lottery, Series B, Rev., NATL-RE, FGIC, 5.250%, 07/01/11	7,415
	General Obligation — 0.5%
15,000	Florida State Board of Education, Public Education, Capital Outlay, Series B, GO, 4.750%, 06/01/15	16,001
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	154
		16,155
	Other Revenue — 0.5%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	1,996
2,355	Rev., AGC, 5.000%, 09/01/18	2,570
1,070	Rev., AGC, 5.000%, 09/01/18	1,148
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,821
5,000	Miami-Dade County, Entitlement, Rev., NATL-RE, FGIC, 5.000%, 08/01/10	5,047
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,875
		17,457
	Prerefunded — 0.7%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,688
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,429
10,000	Lee County, Airport, Series B, Rev., AGM, 5.750%, 10/01/10 (p)	10,328
2,560	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	2,751
		24,196
	Special Tax — 0.5%
200	Florida State Department of Environmental Protection, Series A, Rev., NATL-RE, FGIC, 5.750%, 07/01/10	202
	Florida State Department of Environmental Protection, Florida Forever,
1,125	Series A, Rev., 5.000%, 07/01/10	1,134
7,060	Series A, Rev., NATL-RE, 5.375%, 07/01/12	7,618
3,140	Series A, Rev., NATL-RE, 5.375%, 07/01/12	3,381
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/13	5,297
		17,632
	Transportation — 0.1%
2,000	Lee County, Transitional Facilities, Series A, Rev., AMBAC, 5.250%, 10/01/10	2,035
	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/13	118
	Water & Sewer — 0.8%
	Miami-Dade County, Water & Sewer Systems,
5,000	Rev., XLCA, 5.000%, 10/01/17	5,359
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,759
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	16,971
		29,089
	Total Florida	124,421
	Georgia — 4.9%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,225
	General Obligation — 3.4%
2,650	Bryan County School District, Sales Tax, GO, 5.000%, 08/01/10	2,681
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,898
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/17	5,422
1,025	Fulton County School District, GO, 6.375%, 05/01/12	1,130
	Gwinnett County School District,
2,500	GO, 5.000%, 02/01/11	2,588
7,500	GO, 5.000%, 02/01/13	8,309
	Newton County School District,
1,400	GO, 5.000%, 04/01/11	1,459
2,300	GO, 5.000%, 04/01/12	2,485
1,535	Peach County, Sales Tax, GO, 5.000%, 07/01/12	1,668

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	State of Georgia,
5,030	Series A, GO, 5.000%, 09/01/12	5,525
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,983
11,245	Series A-1, GO, 5.000%, 07/01/12	12,284
1,000	Series B, GO, 5.750%, 08/01/17	1,215
14,960	Series C, GO, 5.000%, 07/01/17	17,459
1,120	Series C, GO, 5.500%, 07/01/12	1,235
10,000	Series C, GO, 5.500%, 07/01/14	11,510
2,000	Series C, GO, 6.000%, 07/01/10	2,020
1,700	Series D, GO, 5.250%, 10/01/11	1,814
5,000	Series E, GO, 4.000%, 07/01/13	5,455
3,935	Series E, GO, 5.000%, 08/01/16	4,584
16,535	Series G, GO, 5.000%, 11/01/13	18,727
3,000	Series G, GO, 5.000%, 11/01/14	3,454
		116,905
	Prerefunded — 0.2%
500	De Kalb County School District, Series A, GO, 6.250%, 07/01/10 (p)	505
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	7,304
		7,809
	Special Tax — 0.3%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,459
	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/16	8,341
2,000	Rev., NATL-RE, 5.000%, 06/01/16	2,240
5,000	Series A, Rev., 5.000%, 06/01/15	5,702
		16,283
	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,725
	Water & Sewer — 0.3%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/19	7,886
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/18	3,871
		11,757
	Total Georgia	172,163
	Hawaii — 1.9%
	General Obligation — 1.1%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	6,352
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,181
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14	10,982
7,500	Series DQ, GO, 5.000%, 06/01/15	8,589
7,250	Series DR, GO, 5.000%, 06/01/16	8,317
		37,421
	Prerefunded — 0.3%
9,455	State of Hawaii, Series CZ, GO, AGM, 5.250%, 07/01/12 (p)	10,354
	Transportation — 0.1%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,705
2,575	Rev., 5.000%, 01/01/19	2,938
		4,643
	Water & Sewer — 0.4%
	City & County of Honolulu, Second Bond Resolution,
2,740	Series A, Rev., AGM, 5.000%, 07/01/18	2,957
3,740	Series A, Rev., AGM, 5.000%, 07/01/18	4,063
4,915	Series A, Rev., AGM, 5.000%, 07/01/18	5,272
		12,292
	Total Hawaii	64,710
	Idaho — 0.6%
	Education — 0.1%
2,800	University of Idaho, Series A, Rev., VAR, AGM, 4.375%, 04/01/11	2,884
	General Obligation — 0.1%
	Ada & Canyon Counties Joint School District No. 2 Meridian,
1,000	GO, 5.000%, 07/30/17	1,160
1,000	GO, 5.000%, 07/30/19	1,166
		2,326
	Hospital — 0.2%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18	8,913
	Other Revenue — 0.2%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,726
	Total Idaho	21,849

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — 1.4%
	General Obligation — 0.3%
140	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/13	153
5,000	City of Chicago, Emergency Telephone System, GO, NATL-RE, FGIC, 5.250%, 01/01/14	5,593
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Class F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	175
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,383
1,165	Will County High School District No. 204-Joliet, Series B, GO, NATL-RE, 5.000%, 01/01/13	1,280
		11,584
	Hospital — 0.1%
2,810	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,932
	Other Revenue — 0.1%
2,500	Illinois Finance Authority, Disposal-Waste Management, Inc. Project, Rev., VAR, 1.250%, 10/01/10	2,500
	Prerefunded — 0.3%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,515
2,000	City of Chicago, Lakefront Millenium Parking Facility, GO, NATL-RE, 5.700%, 01/01/12 (p)	2,205
5,000	City of Chicago, Skyway Toll, Rev., AMBAC, 5.500%, 01/01/11 (p)	5,223
100	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	116
195	Will County School District No. 122, Series 2004-A, GO, AGM, 6.500%, 11/01/10 (p)	201
		11,260
	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 07/01/15	3,313
1,160	State of Illinois, Sales Tax, Rev., 5.000%, 06/15/11	1,211
		4,524
	Transportation — 0.4%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/16	5,256
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.000%, 12/01/16	2,679
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,745
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	904
		14,584
	Water & Sewer — 0.1%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/18	1,187
	Total Illinois	48,571
	Indiana — 1.0%
	Certificate of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., COP, AGM, 5.000%, 01/15/13	1,100
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,863
		6,963
	Education — 0.1%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,214
	Other Revenue — 0.3%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/15	2,267
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 02/01/16	175
1,900	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	2,147
	South Bend Community School Corp., First Mortgage,
1,000	Rev., AGM, 4.000%, 07/05/11	1,039
1,350	Rev., AGM, 5.000%, 07/05/14	1,527
855	Rev., AGM, 5.000%, 01/05/16	966
1,030	Rev., AGM, 5.000%, 07/05/17	1,169
		9,290
	Prerefunded — 0.4%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,317
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	11,401
		15,718
	Total Indiana	36,185

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Iowa — 0.4%
	General Obligation — 0.2%
	City of Des Moines, Capital Loan Notes,
1,245	Series C, GO, 5.000%, 06/01/12	1,354
1,090	Series C, GO, 5.000%, 06/01/13	1,218
3,150	Series C, GO, 5.000%, 06/01/14	3,586
1,070	Series C, GO, 5.000%, 06/01/15	1,234
		7,392
	Prerefunded — 0.2%
7,820	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.600%, 06/01/11 (p)	8,284
	Total Iowa	15,676
	Kansas — 2.3%
	General Obligation — 0.2%
	City of Sailna, Internal Improvement,
2,075	Series A, GO, 5.000%, 10/01/17	2,375
2,170	Series A, GO, 5.000%, 10/01/18	2,488
		4,863
	Industrial Development Revenue/Pollution Control Revenue — 0.4%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,620
6,105	Rev., 5.000%, 06/01/17	6,946
		13,566
	Other Revenue — 0.6%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/15	1,956
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,628
7,000	Series A, Rev., 5.000%, 09/01/16	8,131
4,800	Series A, Rev., 5.000%, 09/01/18	5,611
		21,326
	Prerefunded — 0.7%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	17,962
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	7,648
		25,610
	Utility — 0.4%
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004 , Rev., AMBAC, 5.650%, 09/01/12	9,809
3,755	Series 2004 , Rev., AMBAC, 5.650%, 09/01/14	4,348
		14,157
	Total Kansas	79,522
	Kentucky — 1.2%
	Certificate of Participation/Lease — 0.1%
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., COP, AMBAC, 5.500%, 07/01/12	4,441
	Other Revenue — 0.8%
	Kentucky State Property & Buildings Commission, Project No. 89,
1,000	Rev., AGM, 5.000%, 11/01/18	1,075
6,145	Rev., AGM, 5.000%, 11/01/18	6,682
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	15,208
3,955	Series A, Rev., 5.000%, 11/15/18	4,620
		27,585
	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,631
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,556
		10,187
	Total Kentucky	42,213
	Louisiana — 0.2%
	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,063
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,258
		5,321
	Maryland — 3.5%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,463
4,340	Series A, Rev., 5.000%, 04/01/17	5,022
4,560	Series A, Rev., 5.000%, 04/01/18	5,303
		12,788

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 2.0%
5,000	County of Montgomery, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,824
4,060	Hardford County, Public Improvement, GO, 5.000%, 12/01/15	4,716
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	3,019
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,593
20,000	State of Maryland, State & Local Facilities Loan , Series C, GO, 5.000%, 11/01/18	23,524
	State of Maryland, State & Local Facilities Loan, Second Series,
8,080	GO, 5.000%, 08/01/11	8,540
6,700	GO, 5.000%, 08/01/13 (p)	7,529
8,000	GO, 5.000%, 08/01/15	9,295
		70,040
	Other Revenue — 0.5%
	Baltimore Board of School Commissioners,
5,910	Rev., 5.000%, 05/01/14	6,722
4,625	Rev., 5.000%, 05/01/15	5,331
4,725	Rev., 5.000%, 05/01/17	5,472
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,681
		19,206
	Prerefunded — 0.1%
1,430	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Rev., 6.750%, 07/01/10 (p)	1,460
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,149
		2,609
	Transportation — 0.5%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/17	4,325
9,880	Rev., 5.250%, 12/15/17	11,677
		16,002
	Water & Sewer — 0.0% (g)
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,312
	Total Maryland	121,957
	Massachusetts — 3.7%
	Education — 0.4%
	Massachusetts Development Finance Agency, College of the Holy Cross,
1,000	Series B, Rev., 5.000%, 09/01/18	1,125
1,000	Series B, Rev., 5.000%, 09/01/18	1,113
1,100	Series B, Rev., 5.000%, 09/01/18	1,213
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,444
		14,895
	General Obligation — 1.3%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,550
	Commonwealth of Massachusetts, Consolidated Lien,
3,050	Series C, GO, AGM, 5.500%, 11/01/10	3,130
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,679
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,604
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,772
10,450	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	11,158
		43,893
	Other Revenue — 0.1%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	2,027
1,770	Rev., AGM, 5.000%, 04/01/17	1,999
		4,026
	Prerefunded — 1.8%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	240
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,955
10,000	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	10,678
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,805
2,000	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, NATL-RE-IBC, 5.750%, 12/15/10 (p)	2,059
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	16,619
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,677

SEE NOTES TO FINANCIAL STATEMENTS.

20 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Rev., 5.000%, 08/01/14 (p)	2,869
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	13,404
		62,306
	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/15	4,163
	Total Massachusetts	129,283
	Michigan — 1.5%
	Education — 0.2%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	4,047
4,170	Series A, Rev., 5.000%, 04/01/19	4,723
		8,770
	General Obligation — 0.2%
1,000	Brandon School District, School Building & Site, GO, AGM, 5.000%, 05/01/16	1,096
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,339
2,025	Ypsilanti School District, GO, AGC, Q-SBLF, 4.000%, 05/01/13	2,148
		6,583
	Hospital — 0.1%
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	3,149
	Other Revenue — 0.4%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.500%, 01/01/22	11,529
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/15	1,545
		13,074
	Prerefunded — 0.4%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, 5.000%, 05/01/13 (p)	8,868
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,614
		14,482
	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	575
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/16	255
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,268
		7,098
	Total Michigan	53,156
	Minnesota — 1.9%
	Education — 0.0% (g)
1,000	University of Minnesota, Series C, Rev., 5.000%, 12/01/18	1,158
	General Obligation — 1.6%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.000%, 04/01/12	3,155
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,818
4,900	GO, 5.000%, 11/01/16	5,528
9,530	GO, 5.250%, 11/01/12 (p)	10,547
10,000	GO, AGM, 5.000%, 08/01/13	10,967
6,760	Series C, GO, 5.000%, 08/01/16	7,866
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,772
		53,653
	Other Revenue — 0.3%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	9,608
	Total Minnesota	64,419
	Mississippi — 0.6%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,583
	Prerefunded — 0.4%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	13,162
	Total Mississippi	19,745
	Missouri — 3.1%
	General Obligation — 0.1%
	Cass County Reorganized School District No. R-2,
1,000	GO, 5.000%, 03/01/16	1,098
1,000	GO, 5.000%, 03/01/16	1,081
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,609
		4,788

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 1.5%
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/13	15,467
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,623
20,915	Series A, Rev., 5.000%, 01/01/20	24,250
		52,340
	Prerefunded — 0.1%
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,759
	Transportation — 1.4%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,299
4,060	Series A, Rev., 5.000%, 05/01/19	4,671
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.000%, 02/01/12	2,672
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,346
7,000	Series A, Rev., 5.000%, 05/01/16	7,984
6,000	Series B, Rev., 5.000%, 05/01/16	6,652
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,769
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,749
7,000	Rev., 5.000%, 02/01/17	7,781
		48,923
	Total Missouri	107,810
	Nebraska — 0.6%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/16	4,040
3,715	Rev., AMBAC, 5.000%, 07/15/16	4,104
		8,144
	Utility — 0.3%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,680
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	278
600	Series B, Rev., AGM, 5.000%, 07/01/17	665
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/16	2,779
		11,402
	Total Nebraska	19,546
	Nevada — 1.4%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 01/01/16	6,079
6,075	Series B, Rev., AMBAC, 5.000%, 01/01/16	6,353
		12,432
	General Obligation — 0.3%
5,450	Clark County, Flood Control, GO, 5.000%, 11/01/13	6,060
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 06/01/15	5,223
		11,283
	Prerefunded — 0.5%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,412
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	14,032
		18,444
	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,571
	Total Nevada	47,730
	New Hampshire — 0.1%
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/20	1,166
1,035	Series E, Rev., 5.000%, 01/15/20	1,168
1,195	Series E, Rev., 5.000%, 01/15/20	1,331
1,250	Series E, Rev., 5.000%, 01/15/20	1,383
		5,048
	New Jersey — 2.3%
	Education — 0.2%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,234
	General Obligation — 0.6%
	County of Hunterdon, General Improvement,
1,100	GO, 4.000%, 05/01/13	1,195
1,310	GO, 4.000%, 05/01/14	1,441
1,350	North Brunswick Township Board of Education, GO, 5.000%, 07/15/20	1,539
	State of New Jersey,
2,500	GO, 5.250%, 08/01/20	2,936
3,000	Series N, GO, AMBAC, 5.500%, 07/15/14	3,459

SEE NOTES TO FINANCIAL STATEMENTS.

22 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/20	1,347
	Township of Franklin, Somerset County,
665	GO, 4.000%, 05/01/16	731
1,180	GO, 5.000%, 05/01/17	1,361
	Township of Woodbridge,
1,000	GO, 4.000%, 07/15/15	1,093
1,720	GO, 4.000%, 07/15/16	1,867
1,100	GO, 5.000%, 07/15/20	1,241
1,200	GO, 5.000%, 07/15/20	1,343
820	GO, 5.000%, 07/15/20	914
		20,467
	Industrial Development Revenue/Pollution Control Revenue — 0.4%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	5,399
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/15	8,644
		14,043
	Other Revenue — 0.5%
	Garden State Preservation Trust, 2005,
5,000	Series A, Rev., AGM, 5.750%, 11/01/28	6,159
6,000	Series A, Rev., AGM, 5.800%, 11/01/15	7,129
2,750	Tobacco Settlement Financing Corp., Series 1A, Rev., 4.500%, 06/01/17	2,626
		15,914
	Prerefunded — 0.6%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC, 5.750%, 10/01/10 (p)	143
	Garden State Preservation Trust,
2,670	Series A, Rev., AGM, 5.250%, 11/01/13 (p)	3,040
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series C, Rev., AGM-CR, 5.500%, 06/15/13 (p)	5,673
1,500	Series D, Rev., 5.000%, 06/15/14 (p)	1,717
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	9,490
		20,063
	Total New Jersey	78,721
	New Mexico — 0.9%
	General Obligation — 0.2%
5,000	Albuquerque Municipal School District No. 12, GO, 5.000%, 08/01/14	5,711
	Other Revenue — 0.2%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/18	1,811
1,690	Series B, Rev., 5.000%, 06/01/18	1,873
1,820	Series B, Rev., 5.000%, 06/01/18	1,997
1,965	Series B, Rev., 5.000%, 06/01/18	2,131
		7,812
	Special Tax — 0.5%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14	7,792
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/13	11,549
		19,341
	Total New Mexico	32,864
	New York — 8.2%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 07/01/18	16,068
	Education — 1.4%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/18	3,414
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,197
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/18	11,160
4,000	Series A, Rev., 5.000%, 03/15/19	4,463
8,000	Series C, Rev., 5.000%, 03/15/14	9,047
6,500	Series C, Rev., 5.000%, 12/15/16	7,141
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	438
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	562
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	744
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/16	1,457
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/18	4,760
		49,383
	General Obligation — 0.1%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	321
100	Series A, GO, AGM, 5.000%, 09/01/14	114
1,150	Massapequa Union Free School District, GO, 4.000%, 06/15/12	1,221

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,860	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/13	3,155
200	Sachem Central School District of Holbrook, GO, NATL-RE, FGIC, 5.000%, 10/15/16	231
		5,042
	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	4,034
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,509
510	Series D, Rev., AGM, 5.000%, 02/15/17	568
		7,111
	Other Revenue — 1.9%
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,283
17,835	New York City Municipal Water Finance Authority, Second Generation Resolution, Series FF, Rev., 5.000%, 06/15/20	19,971
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	452
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/15	444
	New York State Dormitory Authority, Construction Services Contract,
10,000	Series A, Rev., 5.000%, 07/01/19	10,761
7,000	Series A, Rev., 5.000%, 07/01/19	7,471
1,165	New York State Environmental Facilities Corp., State Water, Revolving Funds, Series E, Rev., NATL-RE, 6.000%, 06/15/10	1,173
7,425	New York State Thruway Authority, Series B, Rev., 5.000%, 10/01/17	8,074
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	5,734
5,000	Tobacco Settlement Financing Corp., Asset-Backed, Series B, Rev., 5.000%, 06/01/11	5,239
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/12	5,485
		66,087
	Prerefunded — 1.2%
	Metropolitan Transportation Authority,
5,000	Series A, Rev., FGIC, 5.250%, 11/15/11 (p)	5,360
5,000	Series A, Rev., NATL-RE, 5.250%, 10/01/10 (p)	5,105
	New York City Transitional Finance Authority, Future Tax Secured,
11,285	Series C, Rev., 5.875%, 05/01/10 (p)	11,400
3,000	New York State Dormitory Authority, State University Educational Facilities, Rev., FGIC, 5.250%, 05/15/10 (p)	3,036
	New York State Thruway Authority,
5,000	Series A, Rev., 5.500%, 03/15/12 (p)	5,450
5,000	Series A, Rev., NATL-RE, 5.250%, 04/01/13 (p)	5,610
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,408
		42,369
	Special Tax — 1.4%
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series A, Rev., VAR, 5.500%, 11/01/11	5,323
4,985	Series B, Rev., 5.000%, 05/01/17	5,679
3,750	Series B, Rev., 5.000%, 11/01/19	4,241
	New York Local Government Assistance Corp.,
5,805	Rev., 5.500%, 04/01/19	6,941
7,875	Series A-5/6, Rev., 5.500%, 04/01/19	9,416
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/17	1,130
2,430	Series A, Rev., 5.250%, 12/15/18	2,852
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	5,781
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/14	5,572
		46,935
	Transportation — 0.5%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/18	1,161
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,833
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/16	7,939
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 10/01/15	2,822
		18,755
	Utility — 0.2%
5,000	Long Island Power Authority, Series A, Rev., 5.250%, 04/01/19	5,535
	Water & Sewer — 0.8%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,789

SEE NOTES TO FINANCIAL STATEMENTS.

24 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — Continued
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	436
2,500	Series CC, Rev., 5.000%, 06/15/18	2,658
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/16	2,823
1,010	New York State Environmental Facilities Corp., Rev., AGM, 5.750%, 06/15/12	1,113
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.000%, 06/15/17	11,287
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/16	2,522
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,579
		28,207
	Total New York	285,492
	North Carolina — 2.0%
	Certificate of Participation/Lease — 0.0% (g)
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/16	1,141
	General Obligation — 1.2%
6,200	City of Charlotte, Series B, GO, 5.000%, 06/01/19	7,213
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,156
1,175	GO, 5.000%, 04/01/17	1,362
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.000%, 02/01/15	3,397
	New Hanover County,
1,240	GO, 5.000%, 12/01/16	1,442
2,000	GO, 5.000%, 12/01/19	2,350
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	11,568
	Wake County, Annual Appropriation, Limited Obligation,
1,205	Rev., 5.000%, 06/01/17	1,388
3,905	Rev., 5.000%, 06/01/19	4,476
5,950	Rev., 5.000%, 06/01/19	6,750
		41,102
	Other Revenue — 0.5%
8,075	City of Charlotte, Equipment Acquisition & Public Facilities, Series A, COP, 5.000%, 06/01/13	8,940
	City of High Point,
1,000	Rev., AGM, 5.000%, 11/01/18	1,084
1,170	Rev., AGM, 5.000%, 11/01/18	1,261
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/19	4,685
		15,970
	Transportation — 0.2%
6,755	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/12	7,268
	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/18	2,734
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., NATL-RE, 6.000%, 01/01/11	232
		2,966
	Total North Carolina	68,447
	Ohio — 2.9%
	Certificate of Participation/Lease — 0.2%
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,347
3,260	State of Ohio, Higher Education, Series II-A, Rev., COP, NATL-RE-IBC, 5.500%, 12/01/10	3,360
		5,707
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	3,027
	General Obligation — 1.6%
1,390	City of Cleveland, Series A, GO, AMBAC, 5.000%, 10/01/14	1,575
1,875	City of Columbus, Series 1, GO, 5.000%, 07/01/14	2,139
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/14	8,762
2,000	City of Columbus, Various Purpose, Series D, GO, 5.000%, 12/15/11	2,144
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/18	6,640
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/14	240
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,409
4,000	Series B, GO, 5.000%, 09/15/14	4,552
3,165	Series B, GO, 5.000%, 09/15/15	3,623

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
5,335	Series B, GO, 5.000%, 09/15/16	6,101
5,325	Series D, GO, 5.000%, 09/15/12	5,841
4,975	State of Ohio, Higher Education, Infrastructure Improvement, Series B, GO, 5.000%, 08/01/19	5,711
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	6,355
		57,092
	Other Revenue — 0.4%
13,985	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	12,869
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.000%, 12/01/15	219
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/19	2,477
		15,565
	Prerefunded — 0.2%
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, NATL-RE, 5.625%, 12/01/11 (p)	216
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	7,321
		7,537
	Transportation — 0.1%
1,715	City of Cleveland, Rev., AGM, 5.250%, 09/15/18	1,825
	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,416
4,650	Series A, Rev., 5.000%, 12/01/18	5,414
		9,830
	Total Ohio	100,583
	Oklahoma — 0.3%
	Education — 0.3%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,276
3,500	Rev., 5.500%, 09/01/15	4,081
5,210	Rev., 5.500%, 09/01/18	6,125
		11,482
	Oregon — 1.9%
	Certificate of Participation/Lease — 0.4%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/19	3,821
3,350	Series A, COP, 5.000%, 05/01/19	3,700
6,965	Series A, COP, 5.000%, 05/01/19	7,632
		15,153
	General Obligation — 0.6%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,744
100	County of Marion, GO, AMBAC, 5.500%, 06/01/23	122
1,500	Deschutes County Administrative School, District No. 1, GO, AGM, 5.000%, 06/15/11	1,577
	Portland Community College District,
2,055	GO, 5.000%, 06/15/13	2,295
4,950	GO, AGM, 5.000%, 06/15/14	5,627
7,880	Washington County School District No 1 West Union, Hillsboro, GO, NATL-RE, FGIC, 5.000%, 06/15/13	8,777
		20,142
	Other Revenue — 0.4%
10,060	Oregon State Department of Administrative Services, Rev., AGM, 5.000%, 09/01/12	11,024
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/14	2,984
		14,008
	Prerefunded — 0.2%
5,000	City of Portland, Sewer Systems, First Lien, Series A, Rev., FGIC, 5.750%, 08/01/10 (p)	5,069
	Special Tax — 0.0% (g)
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,448
	Water & Sewer — 0.3%
	City of Portland, Sewer Systems, First Lien,
6,560	Series A, Rev., 5.000%, 06/15/18	7,554
2,000	Series A, Rev., AGM, 5.000%, 10/01/10	2,040
		9,594
	Total Oregon	65,414
	Pennsylvania — 3.2%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/19	1,410
2,000	Series A, Rev., 5.000%, 03/01/19	2,242
		3,652

SEE NOTES TO FINANCIAL STATEMENTS.

26 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 2.5%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/14	10,256
1,000	Allegheny Valley Joint School District, Series A, GO, NATL-RE, 5.000%, 11/01/14	1,100
2,165	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15	2,478
7,135	Chester County, GO, 5.000%, 07/15/17	7,975
	City of Pittsburgh,
5,850	Series A, GO, AGM, 5.000%, 09/01/11	6,145
9,475	Series A, GO, AGM, 5.000%, 09/01/12	10,186
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,479
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,126
14,865	GO, 5.000%, 05/15/18	17,224
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16	4,353
3,925	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	4,713
5,545	East Stroudsburg Area School District, GO, AGM, 5.000%, 09/01/17	6,064
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,508
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/16	1,182
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/18	2,062
1,200	GO, AGM, 5.000%, 05/01/18	1,319
2,365	GO, AGM, 5.000%, 05/01/18	2,584
1,000	GO, AGM, 5.000%, 05/01/18	1,078
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,280
		87,112
	Hospital — 0.2%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	6,109
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.949%, 06/01/10	2,299
		8,408
	Other Revenue — 0.1%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., Zero Coupon, 05/13/10 (w)	2,510
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,263
		3,773
	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR-AMBAC, 5.000%, 12/01/16	2,277
	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,771
	Total Pennsylvania	110,993
	Puerto Rico — 0.2%
	Prerefunded — 0.2%
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,448
	South Carolina — 1.8%
	Certificate of Participation/Lease — 0.0% (g)
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	217
	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/16	3,174
	General Obligation — 0.6%
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	11,706
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/19	2,513
4,740	Series A, GO, SCSDE, 5.250%, 03/01/19	5,454
		19,673
	Other Revenue — 0.3%
10,880	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/04/10	10,891
	Prerefunded — 0.1%
4,585	Berkeley County School District, GO, AGM, SCSDE, 5.500%, 07/15/12 (p)	5,055
	Utility — 0.6%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,558
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	7,735
		22,293
	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/19	2,504
	Total South Carolina	63,807

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — 1.4%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,526
	General Obligation — 0.3%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,669
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,143
4,050	Series B, GO, 5.000%, 08/01/16	4,462
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,738
		10,012
	Other Revenue — 0.5%
	City of Memphis,
6,000	Rev., 5.000%, 12/01/14	6,856
4,000	Rev., 5.000%, 12/01/15	4,605
4,750	Rev., 5.000%, 12/01/17	5,463
		16,924
	Prerefunded — 0.1%
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.500%, 11/01/12 (p)	5,549
	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,160
	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,379
	Total Tennessee	47,550
	Texas — 8.3%
	Certificate of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 08/01/14	1,671
	Education — 0.8%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,139
2,000	Rev., 5.000%, 10/01/19	2,270
3,000	Rev., 5.000%, 10/01/19	3,370
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/18	3,407
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/16	1,141
250	Series A, Rev., AMBAC, 5.500%, 03/15/16	282
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/19	1,417
2,500	Series A, Rev., 5.000%, 04/15/19	2,775
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,434
2,500	Series B, Rev., 5.250%, 08/15/17	2,940
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/18	2,503
1,215	Series C, Rev., 5.000%, 03/01/18	1,328
		26,006
	General Obligation — 3.7%
12,700	Bell County, Limited Tax Note, GO, 5.000%, 02/15/12	13,563
1,075	Bexar County, GO, 5.250%, 06/15/17	1,188
1,890	City of El Paso, GO, 5.000%, 08/15/14	2,143
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,594
4,485	City of Garland, Series A, GO, 5.000%, 02/15/18	4,952
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,662
1,000	Clear Creek Independent School District, School Building, GO, 5.250%, 02/15/18	1,097
185	Collin County, Tax Refund, GO, 5.000%, 02/15/15	200
	Dallas County Community College District,
3,000	GO, 5.000%, 02/15/14	3,392
1,400	GO, 5.000%, 02/15/16	1,609
1,965	GO, 5.000%, 02/15/19	2,191
	Dallas Independent School District, Maintenance Tax Notes,
3,470	GO, 5.000%, 02/15/13	3,842
2,085	GO, 5.000%, 02/15/15	2,390
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 3.500%, 02/15/14	1,069
1,000	GO, AGM, 4.000%, 02/15/15	1,090
1,020	GO, AGM, 5.250%, 02/15/17	1,116
1,000	GO, AGM, 5.250%, 02/15/17	1,078
1,000	GO, AGM, 5.250%, 02/15/17	1,073
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,143

SEE NOTES TO FINANCIAL STATEMENTS.

28 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/19	1,951
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	5,665
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,209
1,500	Series B, GO, 5.000%, 10/01/15	1,734
1,605	Series B, GO, 5.000%, 10/01/19	1,869
	Harris County, Road,
1,225	Series A, GO, 4.000%, 10/01/13	1,339
2,750	Series A, GO, 5.250%, 10/01/18	3,243
2,000	Series A, GO, 5.250%, 10/01/19	2,370
3,500	Katy Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/14	3,955
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	752
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,471
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	1,988
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,312
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,437
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,363
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,419
1,025	Pharr San Juan Alamo Independent School District, GO, PSF-GTD, 5.000%, 02/01/12	1,101
	San Jacinto Community College District,
2,885	GO, 4.000%, 02/15/12	3,046
4,920	GO, 5.000%, 02/15/18	5,604
5,000	GO, 5.000%, 02/15/19	5,216
1,330	GO, AMBAC, 5.000%, 02/15/17	1,476
390	GO, AMBAC, 5.000%, 02/15/17	429
	State of Texas, Public Finance Authority,
8,000	Series A, GO, 5.000%, 10/01/16	9,261
1,895	Series A, GO, 5.000%, 10/01/19	2,212
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/18	2,831
4,340	Series A, GO, 5.000%, 08/01/18	4,872
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/18	2,049
	Travis County,
650	GO, 4.000%, 03/01/11	670
500	GO, 5.000%, 03/01/12	538
		129,774
	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/14	5,537
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,470
		7,007
	Other Revenue — 0.2%
5,150	City of Houston, Junior Lien, Series A, Rev., AGM, 5.125%, 12/01/12 (p)	5,689
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., NATL-RE, 5.000%, 05/15/16	1,061
		6,750
	Prerefunded — 0.7%
	City of Houston, Junior Lien,
5,550	Series A, Rev., AGM, 5.750%, 12/01/32 (p)	6,881
5,000	Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,602
8,935	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/11 (p)	9,553
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,136
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,356
		24,528
	Special Tax — 0.2%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/19	1,110
945	Series C, GO, 5.000%, 02/15/19	1,030
325	Series C, GO, 5.000%, 02/15/19	352
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/16	5,588
		8,080
	Transportation — 0.9%
200	City of Laredo, International Toll Bridge, Series B, Rev., AGM, 5.000%, 10/01/13	222
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/18	5,196
3,000	Rev., 5.250%, 12/01/18	3,141
10,000	Series A, Rev., 5.000%, 12/01/16	11,520
7,660	Series A, Rev., 5.000%, 06/01/19	8,638
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
2,000	Series A, Rev., 5.000%, 11/01/16	2,116

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — Continued
1,000	Series A, Rev., 5.000%, 11/01/19	1,096
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	685
		32,614
	Utility — 0.1%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,417
	Water & Sewer — 1.4%
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., AGM, 5.375%, 10/01/12	222
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,497
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/13	6,583
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,310
2,130	Rev., 5.000%, 06/01/16	2,417
2,230	Rev., 5.000%, 06/01/17	2,528
2,695	Rev., 5.000%, 06/01/18	2,971
2,955	Rev., 5.000%, 06/01/18	3,217
3,405	Rev., 5.000%, 06/01/18	3,641
2,340	Rev., 5.000%, 06/01/18	2,658
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,702
3,820	Sub Series A-1, Rev., 5.000%, 07/15/19	4,401
8,780	Trinity River Authority, Texas Regional Water, Rev., 5.000%, 08/01/12	9,567
		48,714
	Total Texas	289,561
	Utah — 1.2%
	Education — 0.1%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 06/01/19	1,137
1,050	Rev., 5.000%, 06/01/19	1,181
1,100	Rev., 5.000%, 06/01/19	1,226
1,150	Rev., 5.000%, 06/01/19	1,273
		4,817
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,288
1,375	Series A, Rev., 5.000%, 12/01/16	1,572
1,000	Series A, Rev., 5.000%, 12/01/17	1,142
		4,002
	Prerefunded — 0.6%
	Utah Transit Authority,
10,000	Series A, Rev., AGM, 5.000%, 12/15/12 (p)	11,045
7,525	Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,688
		19,733
	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,880
	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/19	8,172
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/14	2,291
		10,463
	Total Utah	40,895
	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/17	4,565
2,355	Rev., AMBAC, 5.000%, 10/01/17	2,525
		7,090
	Virginia — 5.3%
	Education — 1.5%
	Virginia College Building Authority, Public Higher Education Financing Program,
7,700	Series A, Rev., 5.250%, 09/01/12 (p)	8,466
5,165	Series B, Rev., 5.000%, 09/01/12	5,666
9,080	Series B, Rev., 5.000%, 09/01/17	10,516
10,050	Series B, Rev., 5.000%, 09/01/19	11,711
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,870
	Virginia Public School Authority, School Financing, 1997 Resolution,
3,000	Series A, Rev., 5.000%, 08/01/11	3,169
1,900	Series A, Rev., 5.000%, 08/01/14	2,172
3,000	Series B, Rev., 5.000%, 08/01/13	3,369
		50,939
	General Obligation — 1.9%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	5,991
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,133
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,482

SEE NOTES TO FINANCIAL STATEMENTS.

30 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,725	Series A, GO, 5.000%, 06/01/14	3,116
2,790	Series B, GO, 5.000%, 06/01/19	3,288
17,575	Series D, GO, 5.000%, 06/01/19	20,508
	Fairfax County, Public Improvement,
6,495	Series A, GO, 5.000%, 04/01/18	7,392
16,685	Series B, GO, 5.000%, 10/01/12	18,391
		67,301
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,310
	Other Revenue — 1.1%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	6,093
10,000	Series A-1, Rev., 5.000%, 08/01/12	10,943
3,005	Series B, Rev., 4.000%, 08/01/12	3,221
5,620	Series C, Rev., 5.000%, 08/01/15	6,184
5,225	Series D, Rev., 5.000%, 08/01/17	6,058
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	3,904
		36,403
	Prerefunded — 0.4%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,733
3,720	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/14 (p)	4,245
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	8,161
		14,139
	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/19	2,624
	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,722
1,005	5.000%, 04/01/16	1,154
1,935	5.000%, 04/01/17	2,226
1,655	5.000%, 04/01/18	1,912
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,303
		10,317
	Total Virginia	183,033
	Washington — 1.1%
	General Obligation — 1.1%
	Benton County School District No. 17,
3,220	GO, 5.000%, 12/01/13	3,619
4,300	GO, 5.000%, 12/01/14	4,888
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,566
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/17	5,585
12,400	State of Washington, Various Purpose, Series R-2010A, GO, 5.000%, 01/01/19	13,868
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,064
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/19	5,387
		36,977
	Hospital — 0.0% (g)
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/18	1,305
	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	225
	Total Washington	38,507
	Wisconsin — 0.5%
	General Obligation — 0.4%
700	Milwaukee County, Series A, GO, NATL-RE, 5.000%, 10/01/11	744
	State of Wisconsin,
5,000	Series 1, GO, NATL-RE, 5.000%, 05/01/14	5,651
3,000	Series 3, GO, 5.300%, 11/01/11	3,209
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,717
		15,321
	Private Placement — 0.1%
3,800	Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (f) (i)	3,822
	Total Wisconsin	19,143
	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/14	159
	Total Municipal Bonds (Cost $3,079,824)	3,189,693

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 9.2%
	Investment Company — 9.2%
319,263	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.180%† (b) (l) (m) (Cost $319,263)	319,263
	Total Investments — 100.9% (Cost $3,399,087)	3,508,956
	Liabilities in Excess of Other Assets — (0.9)%	(30,675)
	NET ASSETS — 100.0%	$3,478,281

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

Inflation Linked Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.770% at termination	CPI-U at termination	09/02/10	$2,000	$(44)	$—
Barclays Bank plc	2.988% at termination	CPI-U at termination	01/15/11	25,000	(1,376)	—
Barclays Bank plc	2.817% at termination	CPI-U at termination	02/13/11	500	(21)	—
Barclays Bank plc	2.960% at termination	CPI-U at termination	04/15/11	20,000	(1,241)	—
Barclays Bank plc	2.970% at termination	CPI-U at termination	06/14/11	2,000	(107)	—
Barclays Bank plc	2.940% at termination	CPI-U at termination	06/15/11	3,000	(156)	—
Barclays Bank plc	2.890% at termination	CPI-U at termination	08/25/11	25,000	(1,390)	—
Barclays Bank plc	2.490% at termination	CPI-U at termination	10/12/11	50,000	(1,672)	—
Barclays Bank plc	2.030% at termination	CPI-U at termination	09/16/12	100,000	(4,532)	—
Barclays Bank plc	2.760% at termination	CPI-U at termination	09/16/12	1,500	(64)	—
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	20,000	(1,567)	—
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(29)	—
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(2,293)	—
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(135)	—
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(197)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(1,104)	—
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,700)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(2,331)	—
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(1,954)	—
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(1,865)	—
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(1,661)	—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(2,251)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(2,055)	—
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(1,922)	—
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(321)	—
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(189)	—
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(1,026)	—
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(2,187)	—
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	50,000	(1,594)	—
BNP Paribas	2.745% at termination	CPI-U at termination	05/01/28	25,000	130	—
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	1,827	—
Royal Bank of Scotland	2.490% at termination	CPI-U at termination	08/07/10	100,000	(4,478)	—
Royal Bank of Scotland	2.330% at termination	CPI-U at termination	08/28/10	100,000	(4,791)	—
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(4,887)	—
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	100,000	(8,874)	—
					$(58,057)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 33

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.9%
	Auto Components — 1.4%
116	Johnson Controls, Inc.	3,899
	Hotels, Restaurants & Leisure — 3.0%
46	Carnival Corp.	1,905
34	International Game Technology	713
34	Starwood Hotels & Resorts Worldwide, Inc.	1,880
86	Yum! Brands, Inc.	3,668
		8,166
	Household Durables — 0.4%
56	KB Home	1,040
	Internet & Catalog Retail — 0.4%
9	Amazon.com, Inc. (a)	1,194
	Media — 4.5%
70	Comcast Corp., Class A	1,388
136	Time Warner, Inc.	4,507
170	Walt Disney Co. (The)	6,261
		12,156
	Specialty Retail — 2.3%
28	Advance Auto Parts, Inc.	1,266
70	Lowe’s Cos., Inc.	1,887
133	Staples, Inc.	3,126
		6,279
	Textiles, Apparel & Luxury Goods — 1.9%
39	Coach, Inc.	1,628
24	Nike, Inc., Class B	1,858
18	V.F. Corp.	1,554
		5,040
	Total Consumer Discretionary	37,774
	Consumer Staples — 9.1%
	Beverages — 1.6%
29	Coca-Cola Co. (The)	1,540
43	PepsiCo, Inc.	2,832
		4,372
	Food & Staples Retailing — 3.3%
116	CVS/Caremark Corp.	4,268
76	Sysco Corp.	2,398
43	Wal-Mart Stores, Inc.	2,305
		8,971
	Food Products — 0.5%
18	General Mills, Inc.	1,303
	Household Products — 2.8%
21	Kimberly-Clark Corp.	1,307
103	Procter & Gamble Co. (The)	6,399
		7,706
	Tobacco — 0.9%
48	Philip Morris International, Inc.	2,339
	Total Consumer Staples	24,691
	Energy — 11.3%
	Energy Equipment & Services — 1.8%
12	Baker Hughes, Inc.	588
59	Schlumberger Ltd.	4,183
		4,771
	Oil, Gas & Consumable Fuels — 9.5%
16	Anadarko Petroleum Corp.	1,016
37	Apache Corp.	3,768
63	ConocoPhillips	3,753
36	EOG Resources, Inc.	4,017
91	Exxon Mobil Corp.	6,182
73	Occidental Petroleum Corp.	6,454
20	Southwestern Energy Co. (a)	783
		25,973
	Total Energy	30,744
	Financials — 14.8%
	Capital Markets — 3.9%
107	Bank of New York Mellon Corp. (The)	3,321
26	Goldman Sachs Group, Inc. (The)	3,773
75	Morgan Stanley	2,274
60	TD AMERITRADE Holding Corp. (a)	1,209
		10,577
	Commercial Banks — 3.9%
46	BB&T Corp.	1,521
128	U.S. Bancorp	3,419
171	Wells Fargo & Co.	5,653
		10,593
	Diversified Financial Services — 4.0%
318	Bank of America Corp.	5,664
593	Citigroup, Inc. (a)	2,591
5	CME Group, Inc.	1,586
49	NASDAQ OMX Group, Inc. (The) (a)	1,035
		10,876
	Insurance — 3.0%
27	ACE Ltd., (Switzerland)	1,434
35	Aflac, Inc.	1,775
47	MetLife, Inc.	2,124
47	Prudential Financial, Inc.	2,957
		8,290
	Total Financials	40,336

SEE NOTES TO FINANCIAL STATEMENTS.

34 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.7%
	Biotechnology — 1.5%
16	Biogen Idec, Inc. (a)	863
50	Celgene Corp. (a)	3,073
		3,936
	Health Care Equipment & Supplies — 1.6%
34	Baxter International, Inc.	1,601
58	Covidien plc, (Ireland)	2,769
		4,370
	Health Care Providers & Services — 1.5%
90	Aetna, Inc.	2,664
41	Cardinal Health, Inc.	1,406
		4,070
	Pharmaceuticals — 6.1%
102	Abbott Laboratories	5,214
168	Merck & Co., Inc.	5,879
335	Pfizer, Inc.	5,598
		16,691
	Total Health Care	29,067
	Industrials — 10.2%
	Aerospace & Defense — 3.0%
57	Honeywell International, Inc.	2,725
73	United Technologies Corp.	5,462
		8,187
	Electrical Equipment — 0.9%
48	Emerson Electric Co.	2,507
	Machinery — 3.6%
66	Deere & Co.	3,953
91	PACCAR, Inc.	4,234
24	Parker Hannifin Corp.	1,635
		9,822
	Road & Rail — 2.7%
122	Norfolk Southern Corp.	7,266
	Total Industrials	27,782
	Information Technology — 21.6%
	Communications Equipment — 5.1%
263	Cisco Systems, Inc. (a)	7,080
92	Juniper Networks, Inc. (a)	2,624
108	QUALCOMM, Inc.	4,193
		13,897
	Computers & Peripherals — 6.7%
25	Apple, Inc. (a)	6,488
159	Hewlett-Packard Co.	8,255
28	International Business Machines Corp.	3,673
		18,416
	Electronic Equipment, Instruments & Components — 0.9%
127	Corning, Inc.	2,450
	Internet Software & Services — 1.6%
8	Google, Inc., Class A (a)	4,263
	IT Services — 1.1%
19	Cognizant Technology Solutions Corp., Class A (a)	968
8	MasterCard, Inc., Class A	1,939
		2,907
	Semiconductors & Semiconductor Equipment — 1.2%
76	Marvell Technology Group Ltd., (Bermuda) (a)	1,578
65	Novellus Systems, Inc. (a)	1,702
		3,280
	Software — 5.0%
366	Microsoft Corp.	11,169
99	Oracle Corp.	2,568
–(h)	Rovi Corp. (a)	5
		13,742
	Total Information Technology	58,955
	Materials — 3.6%
	Chemicals — 2.2%
118	Dow Chemical Co. (The)	3,645
28	E.l. du Pont de Nemours & Co.	1,102
21	Monsanto Co.	1,324
		6,071
	Metals & Mining — 1.4%
51	Freeport-McMoRan Copper & Gold, Inc.	3,861
	Total Materials	9,932
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.0%
67	AT&T, Inc.	1,739
134	Verizon Communications, Inc.	3,857
		5,596
	Wireless Telecommunication Services — 0.4%
229	Sprint Nextel Corp. (a)	973
	Total Telecommunication Services	6,569
	Utilities — 2.0%
	Electric Utilities — 2.0%
82	Edison International	2,821
22	FPL Group, Inc.	1,144
45	Southern Co.	1,562
	Total Utilities	5,527
	Total Common Stocks (Cost $194,231)	271,377

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 35

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.1%
414	U.S. Treasury Note, 2.875%, 06/30/10 (Cost $416)	416

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.3%
	Investment Company — 0.3%
693	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $693)	693
	Total Investments — 100.0% (Cost $195,340)	272,486
	Liabilities in Excess of Other Assets — 0.0% (g)	(128)
	NET ASSETS — 100.0%	$272,358

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

J.P. Morgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CIFG—	Insured by CDC IXIS Financial Guaranty

COP—	Certificate of Participation

CPI-U—	Consumer Price Index for Urban Consumers

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

GAN—	Grant Anticipation Notes

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

NATL—	Insured by National Public Finance Guarantee Corp.

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RE—	Reinsured

Rev.—	Revenue

SCSDE—	South Carolina School District Enhancement

TCRS—	Transferable Custodial Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2010.

XLCA—	Insured by XL Capital Assurance

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f) —	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Tax Aware Real Return Fund	$3,822	0.1%

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of April 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(r)—	Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

†—	Approximately, $60,700,000 of the Fund is restricted as collateral to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$469,400	$3,189,693	$271,793
Investments in affiliates, at value	10,078	258,563	693
Investment in affiliates – restricted, at value	—	60,700	—
Total investment securities, at value	479,478	3,508,956	272,486
Restricted cash pledged to counterparty for collateral management	—	900	—
Receivables:
Investment securities sold	5,409	—	3,227
Fund shares sold	315	8,903	6
Interest and dividends	613	43,031	350
Outstanding swap contracts, at value	—	1,957	—
Total Assets	485,815	3,563,747	276,069

LIABILITIES:
Payables:
Dividends	—	6,140	—
Investment securities purchased	5,618	2,500	3,372
Fund shares redeemed	251	14,828	113
Variation margin on futures contracts	147	—	—
Outstanding swap contracts, at value	—	60,014	—
Accrued liabilities:
Investment advisory fees	137	973	87
Administration fees	40	278	24
Shareholder servicing fees	31	409	52
Distribution fees	—	113	2
Custodian and accounting fees	9	41	6
Trustees’ and Chief Compliance Officer’s fees	2	14	5
Other	46	156	50
Total Liabilities	6,281	85,466	3,711
Net Assets	$479,534	$3,478,281	$272,358

SEE NOTES TO FINANCIAL STATEMENTS.

38 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

	Tax Aware Disciplined Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$555,767	$3,463,655	$208,217
Accumulated undistributed (distributions in excess of) net investment income	489	(424)	205
Accumulated net realized gains (losses)	(175,414)	(36,762)	(13,210)
Net unrealized appreciation (depreciation)	98,692	51,812	77,146
Total Net Assets	$479,534	$3,478,281	$272,358

Net Assets:
Class A	$—	$206,666	$2,086
Class B	—	—	635
Class C	—	115,086	1,084
Institutional Class	479,534	702,256	23,981
Select Class	—	2,454,273	244,572
Total	$479,534	$3,478,281	$272,358

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	20,713	134
Class B	—	—	41
Class C	—	11,562	71
Institutional Class	28,651	70,282	2,414
Select Class	—	245,925	15,733

Net Asset Value:
Class A — Redemption price per share	$—	$9.98	$15.54
Class B — Offering price per share (a)	—	—	15.35
Class C — Offering price per share (a)	—	9.95	15.27
Institutional Class — Offering and redemption price per share	16.74	9.99	9.94
Select Class — Offering and redemption price per share	—	9.98	15.54
Class A maximum sales charge	—%	3.75%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$10.37	$16.40

Cost of investments in non-affiliates	$370,941	$3,079,824	$194,647
Cost of investments in affiliates	10,078	319,263	693

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 39

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4		$50,368		$1
Dividend income from non-affiliates	3,834		—		2,507
Dividend income from affiliates	6		147		2
Total investment income	3,844		50,515		2,510

EXPENSES:
Investment advisory fees	765		5,896		619
Administration fees	205		1,583		129
Distribution fees:
Class A	—		231		2
Class B	—		—		3
Class C	—		387		4
Shareholder servicing fees:
Class A	—		231		2
Class B	—		—		1
Class C	—		129		1
Institutional Class	218		333		11
Select Class	—		3,018		312
Custodian and accounting fees	21		126		23
Collateral management fees	—		—	(a)	—
Interest expense to affiliates	—	(a)	—		—	(a)
Professional fees	29		42		27
Trustees’ and Chief Compliance Officer’s fees	2		18		2
Printing and mailing costs	1		65		4
Registration and filing fees	8		84		29
Transfer agent fees	4		206		7
Other	5		13		5
Total expenses	1,258		12,362		1,181
Less amounts waived	(68)		(1,749)		(102)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	1,190		10,613		1,079
Net investment income (loss)	2,654		39,902		1,431

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,126		2,094		15,396
Futures	196		—		233
Swaps	—		(682)		—
Net realized gain (loss)	24,322		1,412		15,629
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	32,606		32,144		21,272
Futures	748		—		363
Swaps	—		9,529		—
Change in net unrealized appreciation (depreciation)	33,354		41,673		21,635
Net realized/unrealized gains (losses)	57,676		43,085		37,264
Change in net assets resulting from operations	$60,330		$82,987		$38,695

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,654	$5,406	$39,902	$67,186	$1,431	$3,993
Net realized gain (loss)	24,322	(53,501)	1,412	(33,949)	15,629	(27,930)
Change in net unrealized appreciation (depreciation)	33,354	82,809	41,673	195,762	21,635	66,605
Change in net assets resulting from operations	60,330	34,714	82,987	228,999	38,695	42,668

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(2,126)	(3,334)	(8)	(18)
From net realized gains	—	—	—	—	—	(11)
Class B
From net investment income	—	—	—	—	(1)	(6)
From net realized gains	—	—	—	—	—	(6)
Class C
From net investment income	—	—	(863)	(1,256)	(2)	(4)
From net realized gains	—	—	—	—	—	(3)
Institutional Class
From net investment income	(2,758)	(5,370)	(8,367)	(14,266)	(229)	(458)
From net realized gains	—	—	—	—	—	(97)
Select Class
From net investment income	—	—	(28,475)	(48,713)	(1,332)	(3,361)
From net realized gains	—	—	—	—	—	(1,090)
Total distributions to shareholders	(2,758)	(5,370)	(39,831)	(67,569)	(1,572)	(5,054)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	36,323	(62,652)	406,776	1,043,956	(44,513)	56,641

NET ASSETS:
Change in net assets	93,895	(33,308)	449,932	1,205,386	(7,390)	94,255
Beginning of period	385,639	418,947	3,028,349	1,822,963	279,748	185,493
End of period	$479,534	$385,639	$3,478,281	$3,028,349	$272,358	$279,748
Accumulated undistributed (distributions in excess of) net investment income	$489	$593	$(424)	$(495)	$205	$346

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$81,694	$130,504	$329	$398
Dividends and distributions reinvested	—	—	1,747	2,097	7	26
Cost of shares redeemed	—	—	(34,991)	(119,692)	(136)	(984)
Change in net assets from capital transactions	$—	$—	$48,450	$12,909	$200	$(560)
Class B
Proceeds from shares issued	$—	$—	$—	$—	$3	$18
Dividends and distributions reinvested	—	—	—	—	1	11
Cost of shares redeemed	—	—	—	—	(390)	(425)
Change in net assets from capital transactions	$—	$—	$—	$—	$(386)	$(396)
Class C
Proceeds from shares issued	$—	$—	$34,030	$57,287	$288	$376
Dividends and distributions reinvested	—	—	609	894	1	5
Cost of shares redeemed	—	—	(10,104)	(14,962)	(34)	(254)
Change in net assets from capital transactions	$—	$—	$24,535	$43,219	$255	$127
Institutional Class
Proceeds from shares issued	$97,161	$210,129	$194,622	$358,170	$1,825	$25,990
Dividends and distributions reinvested	129	498	2,410	3,373	1	6
Cost of shares redeemed	(60,967)	(273,279)	(116,284)	(154,161)	(809)	(17,699)
Change in net assets from capital transactions	$36,323	$(62,652)	$80,748	$207,382	$1,017	$8,297
Select Class
Proceeds from shares issued	$—	$—	$662,946	$1,155,510	$7,646	$175,316
Dividends and distributions reinvested	—	—	1,531	2,720	49	150
Cost of shares redeemed	—	—	(411,434)	(377,784)	(53,294)	(126,293)
Change in net assets from capital transactions	$—	$—	$253,043	$780,446	$(45,599)	$49,173

Total change in net assets from capital transactions	$36,323	$(62,652)	$406,776	$1,043,956	$(44,513)	$56,641

SEE NOTES TO FINANCIAL STATEMENTS.

42 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	—	—	8,193	13,550	22	34
Reinvested	—	—	175	219	— (a)	2
Redeemed	—	—	(3,512)	(12,692)	(9)	(90)
Change in Shares	—	—	4,856	1,077	13	(54)
Class B
Issued	—	—	—	—	— (a)	1
Reinvested	—	—	—	—	— (a)	1
Redeemed	—	—	—	—	(26)	(38)
Change in Shares	—	—	—	—	(26)	(36)
Class C
Issued	—	—	3,423	5,916	20	29
Reinvested	—	—	61	94	— (a)	— (a)
Redeemed	—	—	(1,015)	(1,587)	(3)	(20)
Change in Shares	—	—	2,469	4,423	17	9
Institutional Class
Issued	6,131	16,336	19,473	37,020	195	3,559
Reinvested	8	41	242	351	— (a)	1
Redeemed	(3,835)	(22,025)	(11,653)	(16,220)	(86)	(2,767)
Change in Shares	2,304	(5,648)	8,062	21,151	109	793
Select Class
Issued	—	—	66,475	119,902	511	15,906
Reinvested	—	—	153	285	3	13
Redeemed	—	—	(41,265)	(39,630)	(3,617)	(11,075)
Change in Shares	—	—	25,363	80,557	(3,103)	4,844

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 43

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Disciplined Equity Fund
Six Months Ended April 30, 2010 (Unaudited)	$14.64	$0.09		$2.11		$2.20	$(0.10)	$16.74
Year Ended October 31, 2009	13.09	0.24	(e)	1.55	(e)	1.79	(0.24)	14.64
Year Ended October 31, 2008	20.82	0.33		(7.74)		(7.41)	(0.32)	13.09
Year Ended October 31, 2007	18.58	0.28		2.23		2.51	(0.27)	20.82
Year Ended October 31, 2006	16.16	0.23		2.42		2.65	(0.23)	18.58
Year Ended October 31, 2005	15.30	0.24		0.85		1.09	(0.23)	16.16

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.22, the net realized and unrealized gains (losses) on investments per share would have been $1.54, the total return would have been 13.87%, and the net investment income (loss) ratio would have been 1.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

44 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

15.06%	$479,534	0.54%	1.21%		0.58%	28%
14.03 (e)	385,639	0.55	1.79	(e)	0.61	84
(35.95)	418,947	0.55	1.83		0.59	65
13.61	723,980	0.55	1.41		0.59	30
16.54	621,508	0.55	1.40		0.59	26
7.11	376,879	0.55	1.47		0.64	24

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$9.84	$0.11		$0.14	$0.25	$(0.11)	$9.98
Year Ended October 31, 2009	9.08	0.28		0.75	1.03	(0.27)	9.84
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)	9.08
Year Ended October 31, 2007	10.01	0.31	(e)	(0.10)	0.21	(0.31)	9.91
Year Ended October 31, 2006	9.95	0.31		0.03 (f)	0.34	(0.28)	10.01
August 31, 2005 (g) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	9.95

Class C
Six Months Ended April 30, 2010 (Unaudited)	9.82	0.08		0.13	0.21	(0.08)	9.95
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)	9.82
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)	9.07
Year Ended October 31, 2007	10.01	0.26	(e)	(0.11)	0.15	(0.26)	9.90
Year Ended October 31, 2006	9.95	0.25		0.04 (f)	0.29	(0.23)	10.01
August 31, 2005 (g) through October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	9.95

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	9.85	0.12		0.14	0.26	(0.12)	9.99
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)	9.85
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)	9.10
Year Ended October 31, 2007	10.02	0.35	(e)	(0.11)	0.24	(0.34)	9.92
Year Ended October 31, 2006	9.95	0.32		0.07 (f)	0.39	(0.32)	10.02
August 31, 2005 (g) through October 31, 2005	10.00	0.05	(e)	(0.05)	—	(0.05)	9.95

Select Class
Six Months Ended April 30, 2010 (Unaudited)	9.84	0.12		0.14	0.26	(0.12)	9.98
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)	9.84
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)	9.09
Year Ended October 31, 2007	10.01	0.33	(e)	(0.10)	0.23	(0.33)	9.91
Year Ended October 31, 2006	9.95	0.30		0.06 (f)	0.36	(0.30)	10.01
August 31, 2005 (g) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	9.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

(g)	Commencement of operations.

(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

46 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

2.56%	$206,666	0.73%	2.27%	0.98%		7%
11.51	155,982	0.74	2.90	1.00		9
(5.54)	134,277	0.76	3.13	1.00		7
2.13	6,447	0.90	3.15	1.00		26
3.45	752	0.90	2.99	3.22		1
(0.09)	620	0.90	2.45	11.03	(h)	12

2.15	115,086	1.38	1.62	1.48		7
10.73	89,259	1.39	2.16	1.50		9
(6.03)	42,365	1.40	2.49	1.50		7
1.50	1,477	1.40	2.63	1.50		26
2.95	521	1.40	2.47	4.08		1
(0.16)	499	1.40	1.95	11.32	(h)	12

2.68	702,256	0.48	2.52	0.58		7
11.66	612,933	0.49	3.09	0.60		9
(5.20)	373,697	0.50	3.39	0.60		7
2.49	213,792	0.50	3.54	0.60		26
3.94	29,263	0.50	3.45	1.45		1
(0.04)	3,010	0.50	2.85	10.42	(h)	12

2.61	2,454,273	0.63	2.37	0.73		7
11.53	2,170,175	0.64	2.95	0.75		9
(5.32)	1,272,624	0.65	3.24	0.75		7
2.32	551,307	0.65	3.39	0.75		26
3.72	407,100	0.65	3.33	0.89		1
(0.06)	1,000	0.65	2.70	10.57	(h)	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware U.S. Equity Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$13.60	$0.06	(e)	$1.94		$2.00	$(0.06)	$—	$(0.06)
Year Ended October 31, 2009	12.11	0.16	(e)(f)	1.53	(f)	1.69	(0.13)	(0.07)	(0.20)
Year Ended October 31, 2008	21.24	0.19	(e)	(6.92)		(6.73)	(0.15)	(2.25)	(2.40)
Year Ended October 31, 2007	19.18	0.16	(e)	2.04		2.20	(0.14)	—	(0.14)
Year Ended October 31, 2006	16.65	0.14	(e)	2.56		2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49		0.65	(0.16)	—	(0.16)

Class B
Six Months Ended April 30, 2010 (Unaudited)	13.44	0.02	(e)	1.91		1.93	(0.02)	—	(0.02)
Year Ended October 31, 2009	11.96	0.10	(e)(f)	1.53	(f)	1.63	(0.08)	(0.07)	(0.15)
Year Ended October 31, 2008	21.03	0.11	(e)	(6.85)		(6.74)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.99	0.06	(e)	2.02		2.08	(0.04)	—	(0.04)
Year Ended October 31, 2006	16.49	0.05	(e)	2.53		2.58	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49		0.56	(0.07)	—	(0.07)

Class C
Six Months Ended April 30, 2010 (Unaudited)	13.37	0.02	(e)	1.91		1.93	(0.03)	—	(0.03)
Year Ended October 31, 2009	11.92	0.09	(e)(f)	1.52	(f)	1.61	(0.09)	(0.07)	(0.16)
Year Ended October 31, 2008	20.97	0.11	(e)	(6.83)		(6.72)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.95	0.05	(e)	2.02		2.07	(0.05)	—	(0.05)
Year Ended October 31, 2006	16.46	0.05	(e)	2.52		2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48		0.56	(0.07)	—	(0.07)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	8.73	0.06	(e)	1.25		1.31	(0.10)	—	(0.10)
Year Ended October 31, 2009	7.87	0.14	(e)(f)	0.99	(f)	1.13	(0.20)	(0.07)	(0.27)
Year Ended October 31, 2008	14.77	0.19	(e)	(4.61)		(4.42)	(0.23)	(2.25)	(2.48)
Year Ended October 31, 2007	13.41	0.17	(e)	1.42		1.59	(0.23)	—	(0.23)
Year Ended October 31, 2006	11.71	0.15	(e)	1.79		1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34		0.52	(0.23)	—	(0.23)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	13.61	0.08	(e)	1.93		2.01	(0.08)	—	(0.08)
Year Ended October 31, 2009	12.13	0.18	(e)(f)	1.54	(f)	1.72	(0.17)	(0.07)	(0.24)
Year Ended October 31, 2008	21.29	0.23	(e)	(6.93)		(6.70)	(0.21)	(2.25)	(2.46)
Year Ended October 31, 2007	19.22	0.21	(e)	2.05		2.26	(0.19)	—	(0.19)
Year Ended October 31, 2006	16.68	0.20	(e)	2.54		2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47		0.70	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.15, $0.09, $0.08, $0.13 and $0.17, the net realized and unrealized gains (losses) on investments per share would have been $1.53, $1.52, $1.51, $0.99 and $1.53, the total return would have been 14.23%, 13.67%, 13.60%, 14.82% and 14.38%, and the net investment income (loss) ratio would have been 1.31%, 0.79%, 0.72%, 1.74% and 1.48% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.54	14.75%	$2,086	1.05%	0.76%		1.11%	20%
13.60	14.31 (f)	1,645	1.05	1.39	(f)	1.14	76
12.11	(35.03)	2,122	1.10	1.16		1.18	116
21.24	11.50	7,747	1.10	0.78		1.13	34
19.18	16.29	7,581	1.10	0.80		1.13	32
16.65	3.99	8,132	1.10	0.89		1.24	46

15.35	14.40	635	1.55	0.28		1.61	20
13.44	13.84 (f)	904	1.55	0.87	(f)	1.64	76
11.96	(35.39)	1,227	1.60	0.67		1.68	116
21.03	10.98	2,169	1.60	0.28		1.63	34
18.99	15.68	2,370	1.60	0.30		1.63	32
16.49	3.51	2,458	1.60	0.53		1.79	46

15.27	14.45	1,084	1.55	0.24		1.61	20
13.37	13.77 (f)	718	1.55	0.80	(f)	1.63	76
11.92	(35.38)	539	1.60	0.69		1.68	116
20.97	10.95	765	1.60	0.24		1.63	34
18.95	15.67	572	1.60	0.29		1.63	32
16.46	3.53	550	1.60	0.47		1.77	46

9.94	15.03	23,981	0.55	1.26		0.71	20
8.73	14.95 (f)	20,123	0.56	1.82	(f)	0.74	76
7.87	(34.81)	11,903	0.70	1.66		0.77	116
14.77	11.94	59,168	0.70	1.19		0.73	34
13.41	16.75	75,507	0.70	1.24		0.72	32
11.71	4.50	133,590	0.70	1.37		0.71	46

15.54	14.79	244,572	0.80	1.03		0.86	20
13.61	14.55 (f)	256,358	0.80	1.55	(f)	0.88	76
12.13	(34.87)	169,702	0.84	1.43		0.93	116
21.29	11.83	227,477	0.84	1.05		0.88	34
19.22	16.56	288,494	0.84	1.12		0.87	32
16.68	4.29	701,050	0.84	1.28		0.86	46

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 49

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Tax Aware Disciplined Equity Fund	Institutional Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Tax Aware U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

50 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Tax Aware Disciplined Equity Fund Total Investments in Securities #	$477,590	$1,888	$—	$479,478
Appreciation in Other Financial Instruments
Futures Contracts	$233	$—	$—	$233

Tax Aware Real Return Fund Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Education	$—	$9,198	$—	$9,198
Arizona
Certificate of Participation/Lease	—	714	—	714
Education	—	181	—	181
General Obligation	—	31,214	—	31,214
Hospital	—	28,141	—	28,141
Other Revenue	—	1,638	—	1,638
Prerefunded	—	14,159	—	14,159
Special Tax	—	11,817	—	11,817
Transportation	—	6,159	—	6,159
Utility	—	1,680	—	1,680
Total Arizona	—	95,703	—	95,703
Arkansas
General Obligation	—	8,685	—	8,685
Special Tax	—	6,151	—	6,151
Water & Sewer	—	2,020	—	2,020
Total Arkansas	—	16,856	—	16,856
California
Education	—	23,419	—	23,419
General Obligation	—	89,297	—	89,297
Hospital	—	5,013	—	5,013
Industrial Development Revenue/Pollution Control Revenue	—	209	—	209
Other Revenue	—	9,320	—	9,320
Prerefunded	—	71,705	—	71,705
Special Tax	—	2,876	—	2,876
Transportation	—	21,446	—	21,446
Utility	—	8,244	—	8,244
Water & Sewer	—	15,144	—	15,144
Total California	—	246,673	—	246,673

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 51

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Tax Aware Real Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Colorado
Certificate of Participation/Lease	$—	$6,221	$—	$6,221
General Obligation	—	54,983	—	54,983
Prerefunded	—	16,382	—	16,382
Transportation	—	1,076	—	1,076
Utility	—	1,374	—	1,374
Water & Sewer	—	1,004	—	1,004
Total Colorado	—	81,040	—	81,040
Connecticut
Education	—	1,040	—	1,040
General Obligation	—	69,444	—	69,444
Transportation	—	1,092	—	1,092
Water & Sewer	—	6,451	—	6,451
Total Connecticut	—	78,027	—	78,027
Delaware
Education	—	6,060	—	6,060
General Obligation	—	1,179	—	1,179
Other Revenue	—	5,711	—	5,711
Transportation	—	1,813	—	1,813
Total Delaware	—	14,763	—	14,763
District of Columbia
Other Revenue	—	18,919	—	18,919
Florida
Certificate of Participation/Lease	—	10,324	—	10,324
Education	—	7,415	—	7,415
General Obligation	—	16,155	—	16,155
Other Revenue	—	17,457	—	17,457
Prerefunded	—	24,196	—	24,196
Special Tax	—	17,632	—	17,632
Transportation	—	2,035	—	2,035
Utility	—	118	—	118
Water & Sewer	—	29,089	—	29,089
Total Florida	—	124,421	—	124,421
Georgia
Education	—	1,225	—	1,225
General Obligation	—	116,905	—	116,905
Prerefunded	—	7,809	—	7,809
Special Tax	—	11,459	—	11,459
Transportation	—	16,283	—	16,283
Utility	—	6,725	—	6,725
Water & Sewer	—	11,757	—	11,757
Total Georgia	—	172,163	—	172,163
Hawaii
General Obligation	—	37,421	—	37,421
Prerefunded	—	10,354	—	10,354
Transportation	—	4,643	—	4,643
Water & Sewer	—	12,292	—	12,292
Total Hawaii	—	64,710	—	64,710

52 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

Tax Aware Real Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Idaho
Education	$—	$2,884	$—	$2,884
General Obligation	—	2,326	—	2,326
Hospital	—	8,913	—	8,913
Other Revenue	—	7,726	—	7,726
Total Idaho	—	21,849	—	21,849
Illinois
General Obligation	—	11,584	—	11,584
Hospital	—	2,932	—	2,932
Other Revenue	—	2,500	—	2,500
Prerefunded	—	11,260	—	11,260
Special Tax	—	4,524	—	4,524
Transportation	—	14,584	—	14,584
Water & Sewer	—	1,187	—	1,187
Total Illinois	—	48,571	—	48,571
Indiana
Certificate of Participation/Lease	—	6,963	—	6,963
Education	—	4,214	—	4,214
Other Revenue	—	9,290	—	9,290
Prerefunded	—	15,718	—	15,718
Total Indiana	—	36,185	—	36,185
Iowa
General Obligation	—	7,392	—	7,392
Prerefunded	—	8,284	—	8,284
Total Iowa	—	15,676	—	15,676
Kansas
General Obligation	—	4,863	—	4,863
Industrial Development Revenue/Pollution Control Revenue	—	13,566	—	13,566
Other Revenue	—	21,326	—	21,326
Prerefunded	—	25,610	—	25,610
Utility	—	14,157	—	14,157
Total Kansas	—	79,522	—	79,522
Kentucky
Certificate of Participation/Lease	—	4,441	—	4,441
Other Revenue	—	27,585	—	27,585
Prerefunded	—	10,187	—	10,187
Total Kentucky	—	42,213	—	42,213
Louisiana
Prerefunded	—	5,321	—	5,321
Maryland
Education	—	12,788	—	12,788
General Obligation	—	70,040	—	70,040
Other Revenue	—	19,206	—	19,206
Prerefunded	—	2,609	—	2,609
Transportation	—	16,002	—	16,002
Water & Sewer	—	1,312	—	1,312
Total Maryland	—	121,957	—	121,957

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 53

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Tax Aware Real Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Massachusetts
Education	$—	$14,895	$—	$14,895
General Obligation	—	43,893	—	43,893
Other Revenue	—	4,026	—	4,026
Prerefunded	—	62,306	—	62,306
Special Tax	—	4,163	—	4,163
Total Massachusetts	—	129,283	—	129,283
Michigan
Education	—	8,770	—	8,770
General Obligation	—	6,583	—	6,583
Hospital	—	3,149	—	3,149
Other Revenue	—	13,074	—	13,074
Prerefunded	—	14,482	—	14,482
Water & Sewer	—	7,098	—	7,098
Total Michigan	—	53,156	—	53,156
Minnesota
Education	—	1,158	—	1,158
General Obligation	—	53,653	—	53,653
Other Revenue	—	9,608	—	9,608
Total Minnesota	—	64,419	—	64,419
Mississippi
General Obligation	—	6,583	—	6,583
Prerefunded	—	13,162	—	13,162
Total Mississippi	—	19,745	—	19,745
Missouri
General Obligation	—	4,788	—	4,788
Other Revenue	—	52,340	—	52,340
Prerefunded	—	1,759	—	1,759
Transportation	—	48,923	—	48,923
Total Missouri	—	107,810	—	107,810
Nebraska
Education	—	8,144	—	8,144
Utility	—	11,402	—	11,402
Total Nebraska	—	19,546	—	19,546
Nevada
Education	—	12,432	—	12,432
General Obligation	—	11,283	—	11,283
Prerefunded	—	18,444	—	18,444
Water & Sewer	—	5,571	—	5,571
Total Nevada	—	47,730	—	47,730
New Hampshire
Industrial Development Revenue/Pollution Control Revenue	—	5,048	—	5,048
New Jersey
Education	—	8,234	—	8,234
General Obligation	—	20,467	—	20,467
Industrial Development Revenue/Pollution Control Revenue	—	14,043	—	14,043
Other Revenue	—	15,914	—	15,914
Prerefunded	—	20,063	—	20,063
Total New Jersey	—	78,721	—	78,721

54 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

Tax Aware Real Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Mexico
General Obligation	$—	$5,711	$—	$5,711
Other Revenue	—	7,812	—	7,812
Special Tax	—	19,341	—	19,341
Total New Mexico	—	32,864	—	32,864
New York
Certificate of Participation/Lease	—	16,068	—	16,068
Education	—	49,383	—	49,383
General Obligation	—	5,042	—	5,042
Hospital	—	7,111	—	7,111
Other Revenue	—	66,087	—	66,087
Prerefunded	—	42,369	—	42,369
Special Tax	—	46,935	—	46,935
Transportation	—	18,755	—	18,755
Utility	—	5,535	—	5,535
Water & Sewer	—	28,207	—	28,207
Total New York	—	285,492	—	285,492
North Carolina
Certificate of Participation/Lease	—	1,141	—	1,141
General Obligation	—	41,102	—	41,102
Other Revenue	—	15,970	—	15,970
Transportation	—	7,268	—	7,268
Utility	—	2,966	—	2,966
Total North Carolina	—	68,447	—	68,447
Ohio
Certificate of Participation/Lease	—	5,707	—	5,707
Education	—	3,027	—	3,027
General Obligation	—	57,092	—	57,092
Other Revenue	—	15,565	—	15,565
Prerefunded	—	7,537	—	7,537
Transportation	—	1,825	—	1,825
Water & Sewer	—	9,830	—	9,830
Total Ohio	—	100,583	—	100,583
Oklahoma
Education	—	11,482	—	11,482
Oregon
Certificate of Participation/Lease	—	15,153	—	15,153
General Obligation	—	20,142	—	20,142
Other Revenue	—	14,008	—	14,008
Prerefunded	—	5,069	—	5,069
Special Tax	—	1,448	—	1,448
Water & Sewer	—	9,594	—	9,594
Total Oregon	—	65,414	—	65,414
Pennsylvania
Education	—	3,652	—	3,652
General Obligation	—	87,112	—	87,112
Hospital	—	8,408	—	8,408
Other Revenue	—	3,773	—	3,773
Transportation	—	2,277	—	2,277
Water & Sewer	—	5,771	—	5,771
Total Pennsylvania	—	110,993	—	110,993

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 55

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Tax Aware Real Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Puerto Rico
Prerefunded	$—	$5,448	$—	$5,448
South Carolina
Certificate of Participation/Lease	—	217	—	217
Education	—	3,174	—	3,174
General Obligation	—	19,673	—	19,673
Other Revenue	—	10,891	—	10,891
Prerefunded	—	5,055	—	5,055
Utility	—	22,293	—	22,293
Water & Sewer	—	2,504	—	2,504
Total South Carolina	—	63,807	—	63,807
Tennessee
Education	—	9,526	—	9,526
General Obligation	—	10,012	—	10,012
Other Revenue	—	16,924	—	16,924
Prerefunded	—	5,549	—	5,549
Utility	—	3,160	—	3,160
Water & Sewer	—	2,379	—	2,379
Total Tennessee	—	47,550	—	47,550
Texas
Certificate of Participation/Lease	—	1,671	—	1,671
Education	—	26,006	—	26,006
General Obligation	—	129,774	—	129,774
Hospital	—	7,007	—	7,007
Other Revenue	—	6,750	—	6,750
Prerefunded	—	24,528	—	24,528
Special Tax	—	8,080	—	8,080
Transportation	—	32,614	—	32,614
Utility	—	4,417	—	4,417
Water & Sewer	—	48,714	—	48,714
Total Texas	—	289,561	—	289,561
Utah
Education	—	4,817	—	4,817
Industrial Development Revenue/Pollution Control Revenue	—	4,002	—	4,002
Prerefunded	—	19,733	—	19,733
Utility	—	1,880	—	1,880
Water & Sewer	—	10,463	—	10,463
Total Utah	—	40,895	—	40,895
Vermont
Other Revenue	—	7,090	—	7,090
Virginia
Education	—	50,939	—	50,939
General Obligation	—	67,301	—	67,301
Industrial Development Revenue/Pollution Control Revenue	—	1,310	—	1,310
Other Revenue	—	36,403	—	36,403
Prerefunded	—	14,139	—	14,139
Resource Recovery	—	2,624	—	2,624
Transportation	—	10,317	—	10,317
Total Virginia	—	183,033	—	183,033

56 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

Tax Aware Real Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Washington
General Obligation	$—	$36,977	$—	$36,977
Hospital	—	1,305	—	1,305
Utility	—	225	—	225
Total Washington	—	38,507	—	38,507
Wisconsin
General Obligation	—	15,321	—	15,321
Private Placement	—	—	3,822	3,822
Total Wisconsin	—	15,321	3,822	19,143
Wyoming
Other Revenue	—	159	—	159
Total Municipal Bonds	—	3,185,871	3,822	3,189,693
Short-Term Investment
Investment Company	319,263	—	—	319,263
Total Investments in Securities	$319,263	$3,185,871	$3,822	$3,508,956
Appreciation in Other Financial Instruments
Swaps	$—	$1,957	$—	$1,957
Total Appreciation in Other Financial Instruments	$—	$1,957	$—	$1,957
Depreciation in Other Financial Instruments
Swaps	$—	$(60,014)	$—	$(60,014)
Total Depreciation in Other Financial Instruments	$—	$(60,014)	$—	$(60,014)

Tax Aware U.S. Equity Fund Total Investments in Securities #	$272,070	$416	$—	$272,486

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note. Please refer to the SOI for industry specifics of the portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Tax Aware Real Return Fund	Balance as of 10/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 4/30/10
Investments in Securities
Municipal Bonds — Wisconsin	$—	$—	$(1)	$—	$—	$3,823	$3,822
Total	$—	$—	$(1)	$—	$—	$3,823	$3,822

Transfers into, or out of Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(1,000) for Tax Aware Real Return Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 57

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The following is the value and percentage of net assets of illiquid securities as of April 30, 2010 (amounts in thousands):

	Value	Percentage
Tax Aware Real Return Fund	$3,822	0.1%

C.  Futures Contracts — The Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Tax Aware Disciplined Equity Fund had activity in futures contracts during the six months ended April 30, 2010, with an average notional balance of approximately $10,128,000 and an ending notional balance of approximately $7,929,000.

The Tax Aware U.S. Equity Fund had activity in futures contracts during the six months ended April 30, 2010, with an average notional balance of approximately $3,115,000 during the period. At April 30, 2010, the Fund did not hold any positions in these investments.

D.  Swaps — The Tax Aware Real Return Fund engages in inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Notional amounts and values as of April 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s inflation-linked swap activities over the reporting period.

The Fund may be required to post or receive collateral in the form of cash or securities which is held in segregated accounts with the Fund’s or counterparty’s custodian bank, as applicable. Balances transferred to segregated accounts by the Fund are invested in an affiliated money market fund (see Note 3.F. for reimbursement regarding cash collateral invested in the JPMorgan Tax Free Money Market Fund). Collateral balances invested in an affiliated money market fund as of April 30, 2010 were $60,700,000, which is reported on the Statement of Assets and Liabilities as Investments in Affiliates – Restricted. In addition, approximately, $1,660,000 was transferred to the segregated account as collateral from various counterparties for swap agreements that have unrealized appreciation

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

58 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Tax Aware Real Return Fund declares and pays dividends from net investment income monthly. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Real Return Fund	0.35
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Real Return Fund	0.25%	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 59

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Real Return Fund	$80		$39
Tax Aware U.S. Equity Fund	—	(a)	1

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	0.10%	n/a
Tax Aware Real Return Fund	0.25%	n/a	0.25%	0.10	0.25%
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

G.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	0.55%	n/a
Tax Aware Real Return Fund	0.75%	n/a	1.40%	0.50	0.65%
Tax Aware U.S. Equity Fund	1.05	1.55%	1.55	0.55	0.80

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Serving	Total
Tax Aware Disciplined Equity Fund	$—	$57	$57
Tax Aware Real Return Fund	—	1,433	1,433
Tax Aware U.S. Equity Fund	88	11	99

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

60 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was as follows (amounts in thousands):

	Direct Investment	Cash Collateral Investment
Tax Aware Disciplined Equity Fund	$11	$—
Tax Aware Real Return Fund	313	3
Tax Aware U.S. Equity Fund	3	—

H.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$157,400	$118,116
Tax Aware Real Return Fund	630,120	208,544
Tax Aware U.S. Equity Fund	55,086	90,940

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$381,019	$101,014	$2,555	$98,459
Tax Aware Real Return Fund	3,399,087	115,200	5,331	109,869
Tax Aware U.S. Equity Fund	195,340	77,876	730	77,146

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 61

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010. Average borrowings from the Facility for the six months ended April 30, 2010, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware U.S. Equity Fund	$8,249	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliate of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). Tax Aware Real Return Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against Tax Aware Real Return Fund. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on Tax Aware Real Return Fund. The ISDA agreements with certain counterparties allow the Tax Aware Real Return Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account.

62 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$1,150.60	$2.88	0.54%
Hypothetical	1,000.00	1,022.12	2.71	0.54

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,025.60	3.67	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class C
Actual	1,000.00	1,021.50	6.92	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Institutional Class
Actual	1,000.00	1,026.80	2.41	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Select Class
Actual	1,000.00	1,026.10	3.16	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

APRIL 30, 2010	J.P. MORGAN TAX AWARE FUNDS 63

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Tax Aware U.S. Equity Fund
Class A
Actual	$1,000.00	$1,147.50	$5.59	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class B
Actual	1,000.00	1,144.00	8.24	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,144.50	8.24	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Institutional Class
Actual	1,000.00	1,150.30	2.93	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,147.90	4.26	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

64 J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-TA-410

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2010 (Unaudited)

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Japan Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Asia Equity Fund	3
JPMorgan China Region Fund	5
JPMorgan India Fund	7
JPMorgan Intrepid European Fund	9
JPMorgan Intrepid Japan Fund	12
JPMorgan Latin America Fund	15
JPMorgan Russia Fund	17
Schedules of Portfolio Investments	19
Financial Statements	36
Financial Highlights	52
Notes to Financial Statements	66
Schedule of Shareholder Expenses	77

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when policy shifts and macroeconomic uncertainty began to pull regional markets in different directions. Indeed, while global equities generally advanced for the six months ended April 30, 2010, there was clear separation between regions. Stocks in Europe lagged because of the region’s debt crisis, while the U.S. stock market benefited from strong corporate earnings, emerging as the clear winner among developed countries. Among emerging market economies, Latin America and Russia benefited from improving demand for commodities.

Asia ex-Japan

The MSCI All Country Asia ex-Japan Index declined early in 2010 amid concerns about fallout from the debt crisis in Europe. The potential for tightening credit conditions in China also weighed on investor sentiment. However, the Index still finished the reporting period with a 10.75% gain amid strong economic data, as infrastructure development and consumption growth in China and India helped support Asia.

Greater China

The MSCI Golden Dragon Index gained 3.89% during the reporting period, but was among Asia’s worst performing regions on a relative basis. While China had not raised interest rates as of the end of the reporting period, investors became concerned by the increasing reserve ratios that the government imposed on banks. Additionally, the Chinese government took measures to cool the country’s surging property market. Hong Kong, which is heavily tied to the Chinese economy, was also relatively weak during the reporting period. Taiwan, however, was the strongest performing country in the greater China region, as its economy was helped by increasing technology exports due to recovering consumer demand in the U.S.

India

The MSCI India Index returned 19.86% during the reporting period and India was one of the strongest performing regions. The Indian stock market was supported by better-than-expected GDP growth due to infrastructure development and consumption growth, strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, providing optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation.

Japan

The MSCI Japan Index gained 7.73% for the six months ended April 30, 2010. After lagging most regions in 2009, Japan attracted bargain hunters during the reporting period, as corporate earnings continued to improve and the economy appeared to gather momentum amid rising demand for exports.

2 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Asia Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.87%
Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index (Primary Benchmark)	10.75%

Net Assets as of 4/30/2010 (In Thousands)	$1,830,268

FUND PERFORMANCE

The JPMorgan Asia Equity Fund (Class A Shares, without a sales charge) underperformed its primary benchmark for the six months ended April 30, 2010.

Relative performance was hurt by several of the Fund’s positions tied to the Chinese property market, as Yanlord Land Group Ltd. and Poly Hong Kong Investments Ltd. were among the largest individual detractors during the reporting period. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s measures to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases. China Construction Bank Corp. also detracted from relative performance, as the stock declined due to concerns about the impact of monetary tightening and slowing loan growth.

Several of the Fund’s top individual contributors to relative performance during the reporting period reflected the Fund’s portfolio managers’ best research ideas. Across countries, the Fund’s portfolio managers attempted to identify companies that were poised to capitalize on India’s infrastructure development. Continued economic growth supported this trend during the reporting period, benefiting several of the Fund’s Indian holdings, including Ambuja Cements Ltd. In addition, India has become a large net importer of commodities as it continues to build out its infrastructure. Accordingly, top individual contributors to the Fund’s relative performance included Thailand-based Banpu PCL, a coal producer, and United Tractors Tbk PT, a mining equipment provider.

HOW THE FUND WAS MANAGED

The Fund seeks total return from long-term capital growth**. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio managers remained optimistic about domestic consumption and infrastructure spending across most countries in Asia. The Fund invested in companies that the Fund’s portfolio managers believed were well positioned to take advantage of Asia’s consumption growth and improving environment for consumer lending, as well as those companies that appeared poised to benefit from continued spending on infrastructure development.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.1%
2.	Samsung Electronics Co., Ltd. (South Korea)	3.6
3.	Siam Cement PCL, NVDR (Thailand)	3.2
4.	Keppel Corp., Ltd. (Singapore)	2.8
5.	United Tractors Tbk PT (Indonesia)	2.7
6.	Nine Dragons Paper Holdings Ltd. (China)	2.6
7.	China Construction Bank Corp., Class H (China)	2.6
8.	Hon Hai Precision Industry Co., Ltd. (Taiwan)	2.6
9.	Maruti Suzuki India Ltd. (India)	2.6
10.	Tata Motors Ltd. (India)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***

China	26.1%
India	16.2
South Korea	14.3
Singapore	12.5
Taiwan	12.0
Thailand	6.9
Hong Kong	5.2
Indonesia	4.5
Macau	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 3

JPMorgan Asia Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		8.87%	43.15%	11.66%	10.93%
With Sales Charge*		3.15	35.64	10.46	10.23
INSTITUTIONAL CLASS SHARES	6/28/02	9.08	43.72	12.11	11.35
SELECT CLASS SHARES	6/28/02	9.01	43.51	11.95	11.20

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia ex-Japan Index and the Lipper Pacific ex Japan Funds Index from November 1, 2001 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia ex-Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Pacific ex Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific ex Japan Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan China Region Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.86%
Morgan Stanley Capital International (MSCI) Golden Dragon Index (Primary Benchmark)	3.89%

Net Assets as of 4/30/2010 (In Thousands)	$14,667

FUND PERFORMANCE

The JPMorgan China Region Fund’s (Select Class Shares) performance was nearly in line with its primary benchmark for the six months ended April 30, 2010.

The Fund’s relative performance was hurt by several of the Fund’s positions in property companies, as China Vanke Co. Ltd., China Resources Land Ltd. and Kerry Properties Ltd. were among the largest individual detractors during the reporting period. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s measures to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases.

Among individual contributors to relative performance, shipping company Orient Overseas International Ltd. gained due to a better outlook for exports, which allowed the company to raise its container rates. Its shares also benefited after the company announced that it was selling its property division to focus on its core shipping operations. China Yurun Food Group Ltd., a pork supplier, benefited from continued signs of rising disposable income among China’s emerging middle class. As disposable income rises, many investors expect consumers to increase their consumption of more expensive and non-traditional dietary products, such as pork. Chi Mei Optoelectronic Corp, a Taiwanese technology company that produces TFT-LCD panels for flat-screen TVs, benefited from recovering consumer demand in its end market.

HOW THE FUND WAS MANAGED

The Fund seeks long-term capital growth**. The Fund’s portfolio managers employed bottom up fundamental research, rigorously researching companies to determine their underlying value and potential for future growth. Despite the short-term volatility in China, the Fund remained overweight in the country, focusing on companies tied to the stabilization of China’s economy and consumption growth driven by the country’s emerging middle class. While the Fund’s portfolio managers selectively added to Taiwanese technology companies, they still believed that the country was unattractive on a relative basis because of its economy’s large dependence on exports.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.5%
2.	CNOOC Ltd. (China)	4.4
3.	China Construction Bank Corp., Class H (China)	4.2
4.	Hon Hai Precision Industry Co., Ltd. (Taiwan)	4.2
5.	Industrial & Commercial Bank of China, Class H (China)	4.1
6.	China Mobile Ltd. (China)	3.6
7.	China Life Insurance Co., Ltd., Class H (China)	3.4
8.	Tencent Holdings Ltd. (China)	2.9
9.	Bank of China Ltd., Class H (China)	2.4
10.	Cheung Kong Holdings Ltd. (Hong Kong)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

China	47.3%
Taiwan	29.5
Hong Kong	22.2
Macau	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 5

JPMorgan China Region Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		3.77%	37.26%	4.14%	4.92%
With Sales Charge*		(1.65)	30.04	2.28	3.15
CLASS C SHARES	2/28/07
Without CDSC		3.49	36.55	3.64	4.40
With CDSC**		2.49	35.55	3.64	4.40
CLASS R5 SHARES	2/28/07	3.97	37.79	4.61	5.38
SELECT CLASS SHARES	2/28/07	3.86	37.55	4.40	5.16

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan India Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	23.27%
Morgan Stanley Capital International (MSCI) India Index (Primary Benchmark)	19.86%

Net Assets as of 4/30/2010 (In Thousands)	$19,375

FUND PERFORMANCE

The JPMorgan India Fund (Class A Shares, without a sales charge) outperformed its primary benchmark for the six months ended April 30, 2010.

Several of the Fund’s top individual contributors to relative performance during the reporting period reflected the Fund’s portfolio managers’ best research ideas. Across sectors, the Fund’s portfolio managers attempted to identify companies that were poised to capitalize on India’s consumption growth and improving environment for consumer lending. Continued economic growth supported these trends during the reporting period, benefiting several of the Fund’s holdings, including IndusInd Bank Ltd. and HDFC Bank Ltd., as well as car manufacturer Tata Motors Ltd. Additionally, the Fund’s portfolio managers attempted to identify companies that were poised to benefit from India’s infrastructure development. Several of these companies added to the Fund’s relative performance during the reporting period, including Hindalco Industries Ltd., a provider of aluminum and copper products, and Mundra Port and Special Economic Zone Ltd., India’s largest private port.

On the negative side, the Fund’s relative performance was hurt by not owning Sesa Goa Ltd. and Tata Steel Ltd. Among other individual detractors from relative performance, shares of Fund holding Maruti Suzuki India Ltd. declined after investors took profits following the stock’s strong performance. Property company Indiabulls Real Estate Ltd. declined on concerns that rising interest rates would negatively impact the Indian real estate market. Fund holding Hindustan Petroleum Corp., Ltd. also detracted from relative performance, as federal restrictions prevented the refining company from fully passing on rising oil prices to consumers, which weighed on its stock price.

HOW THE FUND WAS MANAGED

The Fund seeks long-term capital growth** and employs bottom up fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth. While the Fund’s portfolio managers considered the short-term implications of rich valuations and elevated earnings expectations in the reporting period’s market environment, they continued to focus on well-managed, leading blue-chip companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd.	11.2%
2.	Infosys Technologies Ltd.	8.4
3.	HDFC Bank Ltd.	7.6
4.	ICICI Bank Ltd.	6.4
5.	Housing Development Finance Corp., Ltd.	5.2
6.	Tata Motors Ltd.	4.3
7.	Bharat Heavy Electricals Ltd.	3.4
8.	Infrastructure Development Finance Co., Ltd.	3.0
9.	Tata Consultancy Services Ltd.	3.0
10.	Jindal Steel & Power Ltd.	2.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	32.9%
Materials	14.4
Industrials	13.5
Information Technology	13.4
Energy	11.2
Consumer Discretionary	6.0
Health Care	4.1
Utilities	2.7
Consumer Staples	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 7

JPMorgan India Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		23.27%	77.40%	0.68%
With Sales Charge*		16.78	68.06	(1.11)
CLASS C SHARES	5/1/07
Without CDSC		22.98	76.49	0.20
With CDSC**		21.98	75.49	0.20
CLASS R5 SHARES	5/1/07	23.57	78.19	1.14
SELECT CLASS SHARES	5/1/07	23.46	77.85	0.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Intrepid European Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.75%
Morgan Stanley Capital International (MSCI) Europe Index (Primary Benchmark)	(0.20)%

Net Assets as of 4/30/2010 (In Thousands)	$187,097

FUND PERFORMANCE

The JPMorgan Intrepid European Fund (Class A Shares, without a sales charge) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s industrials and technology holdings more than offset weakness from its consumer staples and healthcare holdings.

The Fund’s relative performance was helped by several of its industrials holdings, as investors favored companies best positioned to take advantage of the global economic recovery. Clariant AG, a Switzerland-based chemical producer, and UK-based Cookson Group Plc, an industrial materials provider, were among the Fund’s largest individual contributors to relative performance. Clariant AG reported strong first-quarter results, while Cookson Group raised its revenue and profit expectations for the first half of 2010. The Fund’s position in IMI, which manufactures air brakes for trucks, also helped relative returns. The trucking industry appeared to be approaching a replacement cycle and shares of IMI gained amid investor optimism about growing demand for its air brakes as companies order new trucks.

Similarly, technology stocks most leveraged to the recovery in capital expenditure benefited during the reporting period. Accordingly, several of the Fund’s technology holdings contributed to relative performance, most notably Dialog Semiconductor, which has clients that provide smart phones and industrial and automotive supplies. Technology spending showed signs of rebounding during the reporting period, as companies began to reign in the drastic cost-cutting measures that they had implemented during the economic downturn. Other contributors included Eurasian Natural Resources Corp., a UK-based metal mining company that mines predominantly in Kazakhstan. Its shares benefited from investor optimism about the global economic recovery and growing demand for its products, particularly in emerging markets.

The Fund’s relative performance was hurt by its position in Tullett Prebon plc. The UK-based brokerage firm facilitates trading for commercial and investment banks. The stock declined after a competitor cut its outlook for full-year earnings, raising concerns about negative industry conditions that could also potentially hurt Tullett Prebon. Several of the Fund’s bank holdings, such as Bank of Cyprus Public Co. Ltd., Lloyds Banking Group plc and Banco Santander S.A, also detracted from relative performance. European banks broadly sold off amid the ongoing debt crisis in Greece, as investors became concerned about the implications of sovereign default for the European banking industry, which owns a significant amount of Greek debt. Among other individual detractors, shares of Finland-based Nokia declined after the communications equipment provider cut its full-year 2010 profit outlook.

HOW THE FUND WAS MANAGED

The Fund seeks total return from long-term capital growth**, selecting stocks through disciplined screening and bottom-up fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this investment process, the Fund rotated out of several consumer staples holdings during the reporting period and increased the Fund’s exposure to the consumer discretionary sector, where the Fund’s portfolio managers have identified what they believed to be several attractive investment opportunities. Accordingly, the Fund’s underweight position in consumer discretionary rose to an overweight during the reporting period, while the Fund’s exposure to consumer staples decreased to an underweight position. In financials, the Fund’s portfolio managers trimmed or sold many of the Fund’s holdings as the environment for banks worsened, taking the Fund’s financial sector weighting down to an underweight from an overweight position. The Fund’s portfolio managers also increased the Fund’s overweight positions in technology and materials, as well as industrials, which was the Fund’s largest overweight position at the end of the reporting period.

From a country perspective, the Fund sold out of many of its French holdings, as the Fund’s overweight position in France decreased to an underweight during the reporting period. The Fund increased its exposure to Norway and Germany, establishing overweight positions in these countries. As of April 30, 2010, the Fund held no Greek stocks.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 9

JPMorgan Intrepid European Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sanofi-Aventis S.A. (France)	2.2%
2.	Brenntag AG (Germany)	2.2
3.	Allianz SE (Germany)	2.1
4.	Lanxess AG (Germany)	2.1
5.	Deutsche Bank AG (Germany)	2.0
6.	Royal Dutch Shell plc, Class A (Netherlands)	2.0
7.	BNP Paribas (France)	1.9
8.	Cookson Group plc (United Kingdom)	1.9
9.	Standard Chartered plc (United Kingdom)	1.9
10.	Telefonica S.A. (Spain)	1.8

PORTFOLIOS COMPOSITION BY COUNTRY***

United Kingdom	26.4%
Germany	23.3
France	8.9
Switzerland	7.7
Spain	6.4
Netherlands	6.4
Italy	4.2
Norway	3.3
Belgium	1.6
Sweden	1.3
Canada	1.2
Ireland	1.2
Finland	1.1
Denmark	1.0
Others (each less than 1.0%)	1.1
Short-Term Investment	4.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

10 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		2.75%	33.29%	4.51%	3.95%
With Sales Charge*		(2.63)	26.27	3.39	3.39
CLASS B SHARES	11/3/95
Without CDSC		2.49	32.64	3.98	3.45
With CDSC**		(2.51)	27.64	3.64	3.45
CLASS C SHARES	11/1/98
Without CDSC		2.50	32.68	3.99	3.34
With CDSC***		1.50	31.68	3.99	3.34
INSTITUTIONAL CLASS SHARES	9/10/01	3.00	33.93	4.99	4.45
SELECT CLASS SHARES	9/10/01	2.91	33.67	4.78	4.18

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Region Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 11

JPMorgan Intrepid Japan Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.97%
Morgan Stanley Capital International (MSCI) Japan Index (Primary Benchmark)	7.73%
Tokyo Stock Exchange (TOPIX) 1st Section Index (Secondary Benchmark)	7.08%

Net Assets as of 4/30/2010 (In Thousands)	$10,179

FUND PERFORMANCE

The JPMorgan Intrepid Japan Fund (Class A Shares, without a sales charge) outperformed its primary and secondary benchmarks for the six months ended April 30, 2010.

Against the primary benchmark, several of the Fund’s top individual contributors to relative performance were beneficiaries of increasing technology exports due to recovering end-consumer demand in the U.S. These contributors included Elpida Memory, Inc., a provider of Dynamic Random Access Memory (DRAM) products that go into computers and video game consoles, as well as Nippon Electric Glass Co. Ltd. and Asahi Glass Co. Ltd., companies that produce components, such as glass, that go into flat-screen televisions.

Among other individual contributors to relative performance versus the primary benchmark, Japanese leasing company ORIX Corp. benefited from earnings upgrades due to the stabilizing Japanese economy, gains on sales of its non-core assets and signs of an improving commercial real estate market.

Among the largest individual detractors from relative performance versus the primary benchmark was the Fund’s underweight position in Nintendo Co. Ltd., which, based on the Fund’s portfolio managers’ research, was trading at a valuation premium to the rest of the market. Shares of Nintendo Co. Ltd. advanced during the reporting period, hurting the Fund’s relative performance.

Other individual detractors to relative performance versus the primary benchmark included Fund holding Toshiba Corp., which was hurt by concerns that the company would overpay as it looked to takeover French nuclear group Areva’s power transmission and distribution unit. In addition, investors were concerned about the potential of declining prices for the NAND flash memory products that Toshiba provides. Shares of Tokyo Tatemono Co. Ltd., a condominium company, declined as the Japanese residential property market lagged the country’s overall recovery. Mars Engineering Corp., which makes equipment for the Pachinko gambling industry, reported disappointing earnings. Its shares also fell because of concerns about increased competition and tougher operating environments for the Pachinko parlors that it supplies with equipment.

HOW THE FUND WAS MANAGED

The Fund seeks total return from long-term capital growth**. The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. To gain exposure to attractive growth and value characteristics, the Fund combined disciplined stock screening with bottom-up fundamental research, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers constructed the Fund so that style and stock selection would be the primary drivers of returns. In an effort to generate consistent alpha, the Fund’s portfolio managers continued to use this dynamic, multi-cap approach to investing.

INFORMATION ABOUT YOUR FUND

On May 19, 2010, the Board of Trustees of the Fund approved the liquidation of the Fund, which will occur on or about June 25, 2010.

12 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Toyota Motor Corp.	3.9%
2.	Mitsubishi UFJ Financial Group, Inc.	3.8
3.	Honda Motor Co., Ltd.	3.0
4.	Sumitomo Mitsui Financial Group, Inc.	2.9
5.	Canon, Inc.	2.8
6.	Mitsubishi Corp.	1.9
7.	Fanuc Ltd.	1.9
8.	Nippon Telegraph & Telephone Corp.	1.8
9.	Hitachi Ltd.	1.7
10.	Nissan Motor Co., Ltd.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	24.7%
Industrials	19.8
Information Technology	17.7
Financials	13.7
Materials	11.8
Telecommunication Services	4.4
Utilities	2.4
Consumer Staples	2.2
Health Care	1.7
Energy	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 13

JPMorgan Intrepid Japan Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		8.97%	23.54%	(3.37)%	(4.26)%
With Sales Charge*		3.35	16.93	(4.40)	(4.78)
CLASS B SHARES	11/3/95
Without CDSC		8.76	22.55	(3.98)	(4.79)
With CDSC**		3.76	17.55	(4.46)	(4.79)
CLASS C SHARES	2/28/06
Without CDSC		8.48	22.54	(4.02)	(4.96)
With CDSC***		7.48	21.54	(4.02)	(4.96)
SELECT CLASS SHARES	2/28/06	8.99	23.65	(3.20)	(4.18)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japanese Funds Average from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge.

The performance of the MSCI Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Tokyo Stock Exchange (TOPIX) 1st Section Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and includes reinvestment of all dividends of the securities included in the benchmark, net of withholding taxes. The ending index levels for the Tokyo Stock Exchange (TOPIX) 1st Section Index are converted using the applicable month closing spot rate. The performance of the Lipper Japanese Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Japan. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japanese Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Latin America Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	18.07%
Morgan Stanley Capital International Emerging Markets (MSCI EM) Latin America Index (Primary Benchmark)	12.02%

Net Assets as of 4/30/2010 (In Thousands)	$17,296

FUND PERFORMANCE

The JPMorgan Latin America Fund (Class A Shares, without a sales charge) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s energy and industrials holdings more than offset weakness from its consumer staples and utilities holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period.

The Fund’s underweight position in Brazilian energy company Petroleo Brasileiro S.A. (Petrobras), which constitutes roughly 15% of the Fund’s primary benchmark, was the largest individual contributor to relative returns. Petrobras declined during the reporting period on concerns regarding the structure of an offering that would allow the Brazilian government to purchase shares of the company, which could potentially dilute existing shares. The Fund’s position in Pacific Rubiales Energy Corp. also contributed to relative performance.

Among other individual contributors to relative performance, shares of Mexican bank Grupo Financiero Banorte S.A.B. de C.V. rose as investors were encouraged by signs that the government was continuing to take steps toward facilitating an improved environment for lending to consumers. Fund holding Gol Linhas Aereas Inteligentes S.A. (Gol Airlines) benefited from a strong rebound in domestic travel.

Meanwhile, Tam S.A. (Tam Airlines) was a significant detractor from the Fund’s relative performance during the reporting period. Investor concerns that the company would acquire another airline for a higher price than the market expected weighed on the stock during the reporting period.

Among the largest individual detractors from relative returns was the Fund’s underweight position in mining company Vale S.A. (Vale), which comprises roughly 12% of the Fund’s primary benchmark. Vale benefited from rising iron ore prices as a result of strong demand from China. The Fund did not hold Wal-Mart de Mexico S.A.B. de C.V. and Itausa-Investimentos Itau S.A., which also hurt relative performance.

HOW THE FUND WAS MANAGED

The Fund seeks long-term capital growth**. The Fund employs an active, concentrated strategy in which portfolio construction is focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-fundamental research to determine the Fund’s security weightings against the Fund’s primary benchmark, rigorously researching companies to determine their underlying value and potential for future growth. During the reporting period, the Fund’s portfolio managers sold strongly performing holdings in Brazil and rotated into what they believed were more attractive investment opportunities in Mexico.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vale S.A., ADR (Brazil) (Preferred Stock)	8.7%
2.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	7.5
3.	Itau Unibanco Banco Multiplo S.A. (Brazil) (Preferred Stock)	6.8
4.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	3.5
5.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	3.1
6.	Pacific Rubiales Energy Corp. (Canada)	3.1
7.	Grupo Mexico S.A.B. de C.V., Class B (Mexico)	2.9
8.	Bradespar S.A. (Brazil) (Preferred Stock)	2.8
9.	Gerdau S.A., ADR (Brazil) (Preferred Stock)	2.7
10.	Itau Unibanco Banco Multiplo S.A., ADR (Brazil)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	62.2%
Mexico	24.7
Argentina	4.4
Canada	3.5
Chile	2.2
United Kingdom	1.6
Panama	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 15

JPMorgan Latin America Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		18.07%	85.78%	6.49%	10.14%
With Sales Charge*		11.87	75.95	4.60	8.29
CLASS C SHARES	2/28/07
Without CDSC		17.77	84.67	5.94	9.59
With CDSC**		16.77	83.67	5.94	9.59
CLASS R5 SHARES	2/28/07	18.32	86.48	6.94	10.63
SELECT CLASS SHARES	2/28/07	18.23	86.15	6.73	10.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Russia Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	20.31%
Morgan Stanley Capital International (MSCI) Russia Index (Primary Benchmark)	12.07%

Net Assets as of 4/30/2010 (In Thousands)	$29,723

FUND PERFORMANCE

The JPMorgan Russia Fund (Class A Shares, without a sales charge) outperformed its primary benchmark for the six months ended April 30, 2010. Both stock and sector selection contributed to relative performance during the reporting period. Stock selection was strongest in telecommunication services and energy, while the Fund’s financial holdings underperformed.

Among the largest individual contributors to relative performance were the Fund’s underweight positions in Russian energy companies Gazprom OAO and Lukoil OAO, which constituted roughly 28% and 13% of the Fund’s primary benchmark, respectively. Among other individual contributors, Fund holding Magnit OAO, a grocery-store operator, benefited from investor optimism about an increase in consumer confidence and improving retail sales.

On the negative side, the Fund’s underweight position in Surgutneftegaz, another Russian energy company, detracted from relative performance, as the company reported better-than-expected third-quarter earnings. Additionally, not owning Rushydro, a hydroelectricity company, and Novatek, a gas producer, hurt the Fund’s relative performance, as both stocks advanced during the reporting period.

HOW THE FUND WAS MANAGED

The JPMorgan Russia Fund seeks long-term capital growth**. The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-fundamental research to determine the Fund’s security weightings against the Fund’s primary benchmark, rigorously researching companies to determine their underlying value and potential for future growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sberbank of Russian Federation	13.6%
2.	MMC Norilsk Nickel, ADR	9.9
3.	Mobile Telesystems OJSC, ADR	9.8
4.	CTC Media, Inc.	4.8
5.	Gazprom OAO, ADR	4.8
6.	Sistema JSFC, Reg. S, GDR	4.2
7.	Lukoil OAO, ADR	4.1
8.	Tatneft, ADR	4.0
9.	Magnitogorsk Iron & Steel Works, Reg. S, GDR	3.9
10.	Dragon Oil plc (Ireland)	3.9

PORTFOLIO COMPOSITION BY SECTOR***

Energy	26.4%
Materials	18.3
Consumer Staples	15.8
Telecommunication Services	15.5
Financials	15.3
Consumer Discretionary	5.9
Industrials	1.2
Short-Term Investment	0.2
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 17

JPMorgan Russia Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		20.31%	104.06%	(7.89)%	(6.95)%
With Sales Charge*		14.02	93.47	(9.54)	(8.52)
CLASS C SHARES	2/28/07
Without CDSC		20.04	103.21	(8.33)	(7.41)
With CDSC**		19.04	102.21	(8.33)	(7.41)
CLASS R5 SHARES	2/28/07	20.60	104.75	(7.49)	(6.54)
SELECT CLASS SHARES	2/28/07	20.50	104.57	(7.62)	(6.69)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market in Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	China — 25.6%
27,000	Aluminum Corp of China Ltd., Class H (a)	26,123
13,000	AMVIG Holdings Ltd.	9,530
13,800	Angang Steel Co., Ltd., Class H	21,286
58,000	China Construction Bank Corp., Class H	47,100
78,000	China Resources Cement Holdings Ltd. (a)	35,579
10,500	China Shenhua Energy Co., Ltd., Class H	45,057
9,000	China Yurun Food Group Ltd.	27,292
25,000	Industrial & Commercial Bank of China, Class H	18,221
15,000	Jiangxi Copper Co., Ltd., Class H	31,462
28,000	Nine Dragons Paper Holdings Ltd.	47,233
34,274	Pacific Basin Shipping Ltd.	25,960
17,000	Parkson Retail Group Ltd.	27,766
8,500	Ping An Insurance Group Co. of China Ltd., Class H	72,767
33,000	Poly Hong Kong Investment Ltd.	32,499
		467,875
	Hong Kong — 5.1%
5,000	China Overseas Land & Investment Ltd.	9,709
5,300	Kerry Properties Ltd.	24,449
4,300	Orient Overseas International Ltd. (a)	32,703
5,004	Wharf Holdings Ltd.	27,063
		93,924
	India — 14.3%
15,000	Ambuja Cements Ltd.	40,708
3,200	Hindalco Industries Ltd.	12,678
11,000	Infrastructure Development Finance Co., Ltd.	41,896
1,050	JSW Steel Ltd.	28,729
1,260	Larsen & Toubro Ltd., GDR	45,820
1,600	Maruti Suzuki India Ltd.	45,921
2,370	Tata Motors Ltd.	45,904
		261,656
	Indonesia — 4.4%
50,000	Bank Danamon Indonesia Tbk PT	31,717
23,000	United Tractors Tbk PT	49,154
		80,871
	Macau — 2.3%
25,300	Sands China Ltd. (a)	41,071
	Singapore — 12.3%
30,000	Cosco Corp. Singapore Ltd.	37,508
7,000	Keppel Corp., Ltd.	49,668
9,000	Keppel Land Ltd.	24,257
28,000	Neptune Orient Lines Ltd. (a)	43,921
22,000	Olam International Ltd.	41,511
22,500	Yanlord Land Group Ltd.	27,788
		224,653
	South Korea — 13.9%
50	Amorepacific Corp.	37,804
140	Hyundai Heavy Industries Co., Ltd.	31,686
900	KB Financial Group, Inc.	43,851
328	LG Electronics, Inc.	35,764
85	Samsung Electronics Co., Ltd.	64,629
430	Samsung Engineering Co., Ltd.	41,440
		255,174
	Taiwan — 11.7%
37,000	Advanced Semiconductor Engineering, Inc.	36,121
20,000	Chimei Innolux Corp. (a)	29,197
10,000	Hon Hai Precision Industry Co., Ltd.	46,945
2,800	Richtek Technology Corp.	29,359
58,870	Shin Kong Financial Holding Co., Ltd. (a)	22,619
64,330	Taishin Financial Holdings Co., Ltd. (a)	24,823
49,500	United Microelectronics Corp. (a)	24,904
		213,968
	Thailand — 6.7%
1,900	Banpu PCL, Foreign Shares	37,617
300	Banpu PCL, NVDR	5,876
60,830	Krung Thai Bank PCL, Foreign Shares	23,152
7,000	Siam Cement PCL, NVDR	56,527
		123,172
	Total Common Stocks (Cost $1,463,565)	1,762,364
Participation Note — 1.5%
	India — 1.5%
6,916	Hindalco Industries Ltd., expiring 11/27/12 (issued through Deutsche Bank AG) (a) (Cost $19,372)	27,831
	Total Investments — 97.8% (Cost $1,482,937)	1,790,195
	Other Assets in Excess of Liabilities — 2.2%	40,073
	NET ASSETS — 100.0%	$1,830,268

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 19

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.1%
Machinery	9.2
Semiconductors & Semiconductor Equipment	8.7
Real Estate Management & Development	8.1
Construction Materials	7.4
Metals & Mining	6.7
Marine	5.7
Insurance	5.3
Oil, Gas & Consumable Fuels	4.9
Construction & Engineering	4.9
Electronic Equipment, Instruments & Components	4.3
Industrial Conglomerates	2.8
Paper & Forest Products	2.6
Automobiles	2.6
Diversified Financial Services	2.3
Food & Staples Retailing	2.3
Hotels, Restaurants & Leisure	2.3
Personal Products	2.1
Household Durables	2.0
Multiline Retail	1.6
Food Products	1.5
Others (each less than 1.0%)	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

20 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.3%
	China — 47.8%
94	Aluminum Corp of China Ltd., Class H (a)	91
53	Anta Sports Products Ltd.	94
701	Bank of China Ltd., Class H	361
92	BBMG Corp., Class H (a)	90
764	China Construction Bank Corp., Class H	621
108	China Life Insurance Co., Ltd., Class H	497
54	China Mobile Ltd.	531
58	China National Building Material Co., Ltd., Class H	95
118	China Oilfield Services Ltd., Class H	165
40	China Pacific Insurance Group Co., Ltd., Class H	166
376	China Petroleum & Chemical Corp., Class H	302
71	China Shenhua Energy Co., Ltd., Class H	305
72	China Shipping Development Co., Ltd., Class H (a)	107
186	China Telecom Corp., Ltd., Class H	85
124	China Vanke Co., Ltd., Class B	120
57	China Yurun Food Group Ltd.	173
372	CNOOC Ltd.	654
823	Industrial & Commercial Bank of China, Class H	600
88	Intime Department Store Group Co., Ltd.	84
85	Jiangxi Copper Co., Ltd., Class H	178
38	Li Ning Co., Ltd.	144
44	Lianhua Supermarket Holdings Co., Ltd., Class H	156
107	Parkson Retail Group Ltd.	175
31	Ping An Insurance Group Co. of China Ltd., Class H	261
175	Poly Hong Kong Investment Ltd.	172
78	Sany Heavy Equipment International Holdings Co., Ltd. (a)	94
21	Tencent Holdings Ltd.	428
78	Tingyi Cayman Islands Holding Corp.	194
22	Yanzhou Coal Mining Co., Ltd., Class H	61
		7,004
	Hong Kong — 21.7%
89	BOC Hong Kong Holdings Ltd.	212
27	Cheung Kong Holdings Ltd.	329
62	China Resources Gas Group Ltd.	92
62	China Resources Land Ltd.	114
36	Daphne International Holdings Ltd.	37
10	Esprit Holdings Ltd.	74
268	Glorious Property Holdings Ltd. (a)	92
58	Hang Lung Properties Ltd.	209
12	Hong Kong Exchanges and Clearing Ltd	198
34	Hutchison Whampoa Ltd.	233
46	Industrial & Commercial Bank of China Asia Ltd.	115
5	Jardine Matheson Holdings Ltd.	190
40	Kerry Properties Ltd.	182
40	Li & Fung Ltd.	193
30	L’Occitane International S.A. (a)	58
23	Orient Overseas International Ltd. (a)	175
15	Shanghai Industrial Holdings Ltd.	65
64	Shun Tak Holdings Ltd.	37
21	Sun Hung Kai Properties Ltd.	291
54	Wharf Holdings Ltd.	292
		3,188
	Macau — 1.0%
92	Sands China Ltd. (a)	149
	Taiwan — 29.8%
66	Acer, Inc.	181
261	Advanced Semiconductor Engineering, Inc.	255
24	Catcher Technology Co., Ltd.	63
140	Chimei Innolux Corp.	205
136	Compal Electronics, Inc.	189
73	Formosa Chemicals & Fibre Corp.	184
84	Formosa Plastics Corp.	187
218	Fubon Financial Holding Co., Ltd. (a)	266
132	Hon Hai Precision Industry Co., Ltd.	620
30	Huaku Development Co., Ltd.	82
7	Largan Precision Co., Ltd.	117
16	MediaTek, Inc.	275
18	Nan Ya Printed Circuit Board Corp.	75
30	Powertech Technology, Inc.	107
11	Richtek Technology Corp.	110
387	Shin Kong Financial Holding Co., Ltd. (a)	149
32	Silitech Technology Corp.	114
354	Taishin Financial Holdings Co., Ltd. (a)	137
56	Taiwan Fertilizer Co., Ltd.	178
340	Taiwan Semiconductor Manufacturing Co., Ltd.	665
42	Unimicron Technology Corp.	63
279	United Microelectronics Corp. (a)	140
		4,362
	Total Common Stocks (Cost $11,416)	14,703
Investment Company — 0.7%
	Hong Kong — 0.7%
25	BOCI-Prudential — W.I.S.E. — CSI China Tracker Fund (Cost $105)	104
	Total Investments — 101.0% (Cost $11,521)	14,807
	Liabilities in Excess of Other Assets — (1.0)%	(140)
	NET ASSETS — 100.0%	$14,667

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 21

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.8%
Real Estate Management & Development	12.7
Semiconductors & Semiconductor Equipment	10.5
Oil, Gas & Consumable Fuels	8.9
Electronic Equipment, Instruments & Components	7.3
Insurance	7.2
Chemicals	3.7
Wireless Telecommunication Services	3.6
Industrial Conglomerates	3.3
Diversified Financial Services	3.1
Computers & Peripherals	2.9
Internet Software & Services	2.9
Food Products	2.5
Marine	2.2
Textiles, Apparel & Luxury Goods	1.9
Metals & Mining	1.8
Multiline Retail	1.7
Distributors	1.3
Construction Materials	1.2
Energy Equipment & Services	1.1
Food & Staples Retailing	1.1
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	4.3

SEE NOTES TO FINANCIAL STATEMENTS.

22 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 5.8%
	Auto Components — 0.5%
35	Exide Industries Ltd.	95
	Automobiles — 4.2%
6	Bajaj Auto Ltd.	283
6	Hero Honda Motors Ltd.	246
10	Maruti Suzuki India Ltd.	297
		826
	Media — 0.6%
16	Zee Entertainment Enterprises Ltd.	109
	Textiles, Apparel & Luxury Goods — 0.5%
20	Bombay Rayon Fashions Ltd.	102
	Total Consumer Discretionary	1,132
	Consumer Staples — 1.7%
	Tobacco — 1.7%
56	ITC Ltd.	335
	Energy — 11.0%
	Oil, Gas & Consumable Fuels — 11.0%
92	Reliance Industries Ltd.	2,132
	Financials — 32.4%
	Commercial Banks — 19.5%
14	Axis Bank Ltd.	399
32	HDFC Bank Ltd.	1,445
57	ICICI Bank Ltd.	1,208
107	IndusInd Bank Ltd.	463
38	Union Bank of India	268
		3,783
	Diversified Financial Services — 5.8%
151	Infrastructure Development Finance Co., Ltd.	574
20	Kotak Mahindra Bank Ltd.	328
37	Power Finance Corp., Ltd.	220
		1,122
	Insurance — 0.9%
22	Bajaj Finserv Ltd.	169
	Real Estate Management & Development — 1.1%
111	Unitech Ltd.	209
	Thrifts & Mortgage Finance — 5.1%
16	Housing Development Finance Corp., Ltd.	982
	Total Financials	6,265
	Health Care — 4.0%
	Health Care Equipment & Supplies — 0.6%
23	Opto Circuits India Ltd.	113
	Pharmaceuticals — 3.4%
6	Dr. Reddys Laboratories Ltd.	161
2	GlaxoSmithKline Pharmaceuticals Ltd.	102
20	Piramal Healthcare Ltd.	238
5	Sun Pharmaceutical Industries Ltd.	167
		668
	Total Health Care	781
	Industrials — 13.3%
	Construction & Engineering — 2.8%
31	IRB Infrastructure Developers Ltd.	200
9	Larsen & Toubro Ltd.	336
		536
	Electrical Equipment — 3.3%
12	Bharat Heavy Electricals Ltd.	642
	Industrial Conglomerates — 1.0%
58	Jaiprakash Associates Ltd.	191
	Machinery — 5.3%
16	Cummins India Ltd.	208
42	Tata Motors Ltd.	814
		1,022
	Transportation Infrastructure — 0.9%
11	Mundra Port and Special Economic Zone Ltd.	183
	Total Industrials	2,574
	Information Technology — 13.1%
	IT Services — 13.1%
26	Infosys Technologies Ltd.	1,598
6	Infosys Technologies Ltd., ADR	387
33	Tata Consultancy Services Ltd.	561
	Total Information Technology	2,546
	Materials — 14.2%
	Chemicals — 0.5%
26	Godrej Industries Ltd.	96
	Construction Materials — 3.8%
13	ACC Ltd.	272
106	Ambuja Cements Ltd.	287
3	Grasim Industries Ltd.	173
		732
	Metals & Mining — 9.9%
112	Hindalco Industries Ltd.	443
29	Jindal Steel & Power Ltd.	483
8	JSW Steel Ltd.	231
25	Sterlite Industries India Ltd.	459
22	Tata Steel Ltd.	304
		1,920
	Total Materials	2,748

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 23

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 2.7%
	Electric Utilities — 2.7%
7	Reliance Infrastructure Ltd.	181
11	Tata Power Co., Ltd.	334
	Total Utilities	515
	Total Investments — 98.2% (Cost $17,330)	19,028
	Other Assets in Excess of Liabilities — 1.8%	347
	NET ASSETS — 100.0%	$19,375

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Australia — 0.5%
486	Centamin Egypt Ltd. (a) (m)	984
	Belgium — 1.7%
12	Bekaert S.A. (m)	2,220
71	Nyrstar (a) (c)	921
		3,141
	Canada — 1.3%
713	Questerre Energy Corp. (a) (m)	2,403
	Cyprus — 0.3%
119	Songa Offshore SE (a) (m)	544
	Denmark — 1.0%
26	FLSmidth & Co. A/S (c)	1,967
	Finland — 1.1%
53	Nokia OYJ (a) (c)	645
71	YIT OYJ (c)	1,500
		2,145
	France — 9.2%
38	AXA S.A. (c)	747
55	BNP Paribas	3,787
39	Bouygues S.A. (a) (c)	1,922
33	IPSOS (m)	1,269
64	Sanofi-Aventis S.A. (a) (m)	4,391
7	Schneider Electric S.A. (c)	767
61	SCOR SE (c)	1,428
55	Total S.A. (m)	2,974
		17,285
	Germany — 22.8%
52	Aixtron AG (c)	1,646
36	Allianz SE (a) (c)	4,165
61	BASF SE (c)	3,557
25	Bayer AG	1,626
60	Brenntag AG (a) (m)	4,358
26	Continental AG (a) (m)	1,452
28	Daimler AG (a) (m)	1,453
57	Deutsche Bank AG (m)	3,973
223	Dialog Semiconductor plc (a) (m)	3,278
70	GEA Group AG (m)	1,561
14	Heidelberger Druckmaschinen AG (a)	122
466	Infineon Technologies AG (a) (m)	3,299
75	Joyou AG (a) (m)	1,525
85	Lanxess AG (m)	4,042
33	MTU Aero Engines Holding AG (c)	1,835
20	Siemens AG (m)	1,944
70	Stada Arzneimittel AG (m)	2,734
		42,570
	Ireland — 1.2%
630	Governor & Co. of the Bank of Ireland (The) (a) (m)	1,381
41	Shire plc (m)	901
		2,282
	Italy — 4.4%
361	Enel S.p.A. (m)	1,889
120	ENI S.p.A. (m)	2,680
117	Indesit Co. S.p.A. (a) (m)	1,580
130	Trevi Finanziaria S.p.A. (c)	2,137
		8,286
	Luxembourg — 0.3%
14	ArcelorMittal	534
	Netherlands — 6.7%
12	ASM International N.V. (a) (m)	307
73	ASML Holding N.V. (m)	2,410
45	Imtech N.V. (m)	1,411
32	Koninklijke DSM N.V.	1,410
93	Koninklijke Philips Electronics N.V. (c)	3,109
125	Royal Dutch Shell plc, Class A	3,920
		12,567
	Norway — 3.5%
56	Aker Solutions ASA (m)	934
2,265	Marine Harvest ASA (a) (c)	2,102
82	Seadrill Ltd.	2,056
71	TGS Nopec Geophysical Co ASA (a) (m)	1,365
		6,457
	Portugal — 0.0% (g)
7	Altri SGPS S.A. (a) (m)	43
	Spain — 6.7%
126	Amadeus IT Holding S.A., Class A (a) (m)	2,008
78	Banco Bilbao Vizcaya Argentaria S.A.	1,024
152	Banco Santander S.A. (c)	1,938
86	Obrascon Huarte Lain S.A. (m)	2,439
24	Repsol YPF S.A. (m)	554
159	Telefonica S.A. (m)	3,597
66	Vueling Airlines S.A. (a) (m)	963
		12,523
	Sweden — 1.4%
24	Autoliv, Inc. S.A., GDR (a) (c)	1,341
170	Trelleborg AB, Class B, GDR, (m)	1,227
		2,568
	Switzerland — 8.1%
36	Cie Financiere Richemont S.A., Class A (m)	1,310
250	Clariant AG (a) (m)	3,451

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 25

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — Continued
33	Credit Suisse Group AG (a) (m)	1,535
433	Ferrexpo plc (m)	2,318
4	Forbo Holding AG	1,481
38	Kudelski S.A. (m)	1,102
7	Swatch Group AG (The) (m)	2,102
8	Zurich Financial Services AG (m)	1,844
		15,143
	United Kingdom — 27.7%
721	Afren plc (a) (m)	1,005
56	Aggreko plc (m)	1,036
82	Anglo American plc (a) (m)	3,464
750	ARM Holdings plc (m)	2,892
60	AstraZeneca plc (m)	2,634
227	Burberry Group plc (m)	2,327
426	Cookson Group plc (a) (m)	3,650
379	Essar Energy Ltd., ADR (a)	2,436
157	Eurasian Natural Resources Corp. (m)	2,919
301	IMI plc (m)	3,277
2,677	ITV plc (a) (m)	2,746
131	Kazakhmys plc (m)	2,775
2,576	Lloyds Banking Group plc (a) (m)	2,578
958	Logica plc (m)	2,004
63	Next plc (m)	2,217
102	Petropavlovsk plc (m)	1,818
784	Royal Bank of Scotland Group plc (a) (m)	641
136	Standard Chartered plc (m)	3,638
99	Subsea 7, Inc. (a) (c)	1,934
1,524	Vodafone Group plc (m)	3,378
304	William Hill plc (m)	949
135	WPP plc	1,432
		51,750
	Total Common Stocks (Cost $167,455)	183,192
Preferred Stocks — 1.7%
	Germany — 1.7%
132	ProSiebenSat.1 Media AG (m)	2,494
6	Volkswagen AG (c)	624
	Total Preferred Stocks (Cost $2,518)	3,118
Short-Term Investment — 5.1%
	Investment Company — 5.1%
9,570	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $9,570)	9,570
Investments of Cash Collateral for Securities on Loan — 15.9%
	Investment Company — 15.9%
29,725	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $29,725)	29,725
	Total Investments — 120.6% (Cost $209,268 )	225,605
	Liabilities in Excess of Other Assets — (20.6)%	(38,508)
	NET ASSETS — 100.0%	$187,097

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	Dow Jones Euro STOXX 50 Index	06/18/10	$402	$(13)
3	FTSE 100 Index	06/18/10	253	(6)
				$(19)

SEE NOTES TO FINANCIAL STATEMENTS.

26 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.2%
Metals & Mining	8.0
Commercial Banks	7.7
Semiconductors & Semiconductor Equipment	7.1
Chemicals	6.4
Pharmaceuticals	6.3
Construction & Engineering	5.8
Industrial Conglomerates	4.4
Insurance	4.2
Media	4.1
Energy Equipment & Services	3.5
Machinery	3.2
Textiles, Apparel & Luxury Goods	2.9
Capital Markets	2.8
Household Durables	2.3
Trading Companies & Distributors	2.2
Diversified Telecommunication Services	1.8
Wireless Telecommunication Services	1.7
Electrical Equipment	1.5
Auto Components	1.4
Multiline Retail	1.1
Food Products	1.1
Automobiles	1.1
Software	1.0
IT Services	1.0
Electric Utilities	1.0
Short-Term Investment	4.9
Others (each less than 1.0%)	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 27

JPMorgan Intrepid Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
		Consumer Discretionary — 24.5%
		Auto Components — 5.8%
10		Aichi Machine Industry Co., Ltd.	41
1		Aisin Seiki Co., Ltd.	40
3		Denso Corp.	94
2		FCC Co., Ltd.	48
4		Koito Manufacturing Co., Ltd.	66
9		NHK Spring Co., Ltd.	86
4		Nissan Shatai Co., Ltd.	30
3		Tachi-S Co., Ltd., Class S	34
1		Takata Corp.	30
15		Toyo Tire & Rubber Co., Ltd.	34
1		Toyoda Gosei Co., Ltd.	30
1		Toyota Boshoku Corp.	23
3		Unipres Corp.	38
			594
		Automobiles — 8.4%
9		Honda Motor Co., Ltd.	298
19		Nissan Motor Co., Ltd. (a)	164
10		Toyota Motor Corp.	399
			861
		Household Durables — 3.5%
2		Foster Electric Co., Ltd.	51
1		Makita Corp.	34
7		Panasonic Corp.	101
9		Pioneer Corp.	35
4		Sekisui House Ltd.	38
2		Sharp Corp.	26
2		Sony Corp.	68
			353
		Internet & Catalog Retail — 0.6%
—	(h)	Dena Co., Ltd.	57
		Leisure Equipment & Products — 0.9%
4		Nikon Corp.	93
		Media — 1.4%
—	(h)	CyberAgent, Inc.	45
3		Daiichikosho Co., Ltd.	35
1		Dentsu, Inc.	35
—	(h)	TV Asahi Corp.	28
			143
		Multiline Retail — 0.6%
1		Don Quijote Co., Ltd.	34
3		Marui Group Co., Ltd.	25
			59
		Specialty Retail — 3.3%
1		Autobacs Seven Co., Ltd.	49
7		EDION Corp.	66
—	(h)	Fast Retailing Co., Ltd.	61
6		Kojima Co., Ltd.	51
2		K’s Holdings Corp.	40
2		Nafco Co., Ltd.	40
—	(h)	Shimamura Co., Ltd.	30
			337
		Total Consumer Discretionary	2,497
		Consumer Staples — 2.2%
		Beverages — 0.4%
2		Asahi Breweries Ltd.	40
		Food & Staples Retailing — 0.6%
2		cocokara fine HOLDINGS, Inc.	31
1		Matsumotokiyoshi Holdings Co., Ltd.	25
			56
		Food Products — 1.2%
7		J-Oil Mills, Inc.	23
3		Megmilk Snow Brand Co., Ltd.	56
6		Morinaga Milk Industry Co., Ltd.	24
4		Nisshin Oillio Group Ltd. (The)	21
			124
		Total Consumer Staples	220
		Energy — 1.6%
		Oil, Gas & Consumable Fuels — 1.6%
8		Cosmo Oil Co., Ltd.	22
25		JX Holdings, Inc. (a)	137
			159
		Total Energy	159
		Financials — 13.6%
		Capital Markets — 0.2%
3		Nomura Holdings, Inc.	19
		Commercial Banks — 9.5%
17		Fukuoka Financial Group, Inc.	74
74		Mitsubishi UFJ Financial Group, Inc.	384
20		Mizuho Financial Group, Inc.	39
4		San-In Godo Bank Ltd. (The)	31
31		Shinsei Bank Ltd.	40
9		Sumitomo Mitsui Financial Group, Inc.	288
17		Sumitomo Trust & Banking Co., Ltd. (The)	103
			959

SEE NOTES TO FINANCIAL STATEMENTS.

28 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Finance — 1.6%
12	Jaccs Co., Ltd.	31
1	ORIX Corp.	136
		167
	Diversified Financial Services — 1.0%
2	Century Tokyo Leasing Corp.	26
1	Japan Securities Finance Co., Ltd.	4
1	Mitsubishi UFJ Lease & Finance Co., Ltd.	42
1	Ricoh Leasing Co., Ltd.	30
		102
	Insurance — 0.4%
2	Tokio Marine Holdings, Inc.	45
	Real Estate Management & Development — 0.9%
1	Goldcrest Co., Ltd.	28
7	Leopalace21 Corp. (a)	46
3	Tokyo Tatemono Co., Ltd.	14
		88
	Total Financials	1,380
	Health Care — 1.7%
	Health Care Equipment & Supplies — 0.3%
7	JMS Co., Ltd.	29
	Pharmaceuticals — 1.4%
1	Astellas Pharma, Inc.	28
3	Kyorin Co., Ltd.	43
1	Takeda Pharmaceutical Co., Ltd.	47
2	Torii Pharmaceutical Co., Ltd.	26
		144
	Total Health Care	173
	Industrials — 19.7%
	Building Products — 1.7%
12	Asahi Glass Co., Ltd.	142
3	Sekisui Jushi Corp.	28
		170
	Construction & Engineering — 2.5%
2	JGC Corp.	35
4	Maeda Road Construction Co., Ltd.	34
5	Nippo Corp.	39
22	Nippon Road Co., Ltd. (The)	57
10	Taihei Kogyo Co., Ltd.	42
7	Yokogawa Bridge Holdings Corp.	51
		258
	Electrical Equipment — 1.0%
9	Fujikura Ltd.	48
5	Sumitomo Electric Industries Ltd.	58
		106
	Machinery — 5.3%
8	Amada Co., Ltd.	66
7	Daiwa Industries Ltd.	36
7	Ebara Corp. (a)	36
2	Fanuc Ltd.	188
6	Komatsu Ltd.	123
5	NSK Ltd.	38
8	Sumitomo Heavy Industries Ltd.	53
		540
	Marine — 0.5%
13	Kawasaki Kisen Kaisha Ltd. (a)	55
	Road & Rail — 1.5%
1	East Japan Railway Co.	74
7	Seino Holdings Corp.	50
7	Senko Co., Ltd.	28
		152
	Trading Companies & Distributors — 7.2%
9	ITOCHU Corp.	78
13	JFE Shoji Holdings, Inc.	67
6	Marubeni Corp.	35
8	Mitsubishi Corp.	196
10	Mitsui & Co., Ltd.	149
2	Nagase & Co., Ltd.	24
2	NEC Capital Solutions Ltd.	23
6	Onoken Co., Ltd.	50
9	Sumitomo Corp.	102
		724
	Total Industrials	2,005
	Information Technology — 17.5%
	Computers & Peripherals — 1.1%
9	Fujitsu Ltd.	63
2	Melco Holdings, Inc.	53
		116
	Electronic Equipment, Instruments & Components — 9.9%
3	FUJIFILM Holdings Corp.	117
38	Hitachi Ltd. (a)	166
2	Ibiden Co., Ltd.	61
2	Iriso Electronics Co., Ltd.	44
1	Kyocera Corp.	130
1	Mabuchi Motor Co., Ltd.	61
1	Murata Manufacturing Co., Ltd.	30
1	Nidec Corp.	113
8	Nippon Electric Glass Co., Ltd.	122
2	Taiyo Yuden Co., Ltd.	31

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 29

JPMorgan Intrepid Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Electronic Equipment, Instruments & Components — Continued
2		TDK Corp.	102
4		Yaskawa Electric Corp.	35
			1,012
		IT Services — 0.3%
3		Ines Corp.	29
		Office Electronics — 2.8%
6		Canon, Inc.	284
		Semiconductors & Semiconductor Equipment — 3.1%
6		Dainippon Screen Manufacturing Co., Ltd. (a)	34
1		Disco Corp.	64
5		Elpida Memory, Inc. (a)	115
2		Tokyo Electron Ltd.	98
			311
		Software — 0.3%
—	(h)	Nintendo Co., Ltd.	34
		Total Information Technology	1,786
		Materials — 11.7%
		Chemicals — 6.0%
5		Daicel Chemical Industries Ltd.	32
10		Denki Kagaku Kogyo KK	45
3		Kansai Paint Co., Ltd.	23
2		Lintec Corp.	28
16		Mitsubishi Chemical Holdings Corp.	83
17		Mitsui Chemicals, Inc.	56
3		Nihon Parkerizing Co., Ltd.	43
4		Nippon Shokubai Co., Ltd.	36
5		Nippon Synthetic Chemical Industry Co., Ltd. (The)	35
2		Nitto Denko Corp.	94
6		Shikoku Chemicals Corp.	34
19		Showa Denko KK	43
14		Toagosei Co., Ltd.	64
			616
		Metals & Mining — 5.3%
6		Chubu Steel Plate Co., Ltd.	36
18		Godo Steel Ltd.	50
4		Hitachi Metals Ltd.	43
3		JFE Holdings, Inc.	110
24		Kobe Steel Ltd.	54
14		Mitsui Mining & Smelting Co., Ltd.	38
23		Nippon Steel Corp.	82
2		Osaka Steel Co., Ltd.	27
5		Pacific Metals Co., Ltd.	41
4		Sumitomo Metal Mining Co., Ltd.	59
			540
		Paper & Forest Products — 0.4%
1		Nippon Paper Group, Inc.	39
		Total Materials	1,195
		Telecommunication Services — 4.4%
		Diversified Telecommunication Services — 1.8%
5		Nippon Telegraph & Telephone Corp.	183
		Wireless Telecommunication Services — 2.6%
—	(h)	KDDI Corp.	91
—	(h)	NTT DoCoMo, Inc.	89
4		Softbank Corp.	85
			265
		Total Telecommunication Services	448
		Utilities — 2.4%
		Electric Utilities — 1.4%
1		Kansai Electric Power Co., Inc. (The)	29
1		Okinawa Electric Power Co., Inc. (The)	68
2		Tokyo Electric Power Co., Inc. (The)	48
			145
		Gas Utilities — 0.5%
15		Osaka Gas Co., Ltd.	52
		Independent Power Producers & Energy Traders — 0.5%
2		Electric Power Development Co., Ltd.	49
		Total Utilities	246
		Total Common Stocks (Cost $8,552)	10,109
		Total Investments — 99.3% (Cost $8,552)	10,109
		Other Assets in Excess of Liabilities — 0.7%	70
		NET ASSETS — 100.0%	$10,179

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 66.9%
	Argentina — 4.1%
9	Telecom Argentina S.A., ADR (m)	176
9	Tenaris S.A., ADR (m)	362
5	Ternium S.A., ADR (a) (m)	172
		710
	Brazil — 31.3%
35	All America Latina Logistica S.A. (a) (m)	314
5	BR Malls Participacoes S.A. (a) (m)	69
45	Brasil Brokers Participacoes S.A. (m)	202
4	BRF — Brasil Foods S.A., ADR (m)	56
27	BRF — Brasil Foods S.A. (m)	353
17	Cia Siderurgica Nacional S.A., ADR (m)	325
34	Duratex S.A. (m)	310
10	Estacio Participacoes S.A. (m)	110
8	Fibria Celulose S.A., ADR (a) (m)	153
19	Gol Linhas Aereas Inteligentes S.A., ADR (m)	254
17	Itau Unibanco Banco Multiplo S.A., ADR (m)	375
52	LLX Logistica S.A. (a) (m)	248
14	Localiza Rent A Car S.A. (m)	154
13	Lojas Renner S.A. (m)	313
6	M Dias Branco S.A. (m)	150
4	Marisa S.A. (a) (m)	44
42	MRV Engenharia e Participacoes S.A. (m)	292
8	Natura Cosmeticos S.A. (m)	174
2	NET Servicos de Comunicacao S.A., ADR (a) (m)	26
57	OGX Petroleo e Gas Participacoes S.A. (a) (m)	573
14	PDG Realty S.A. Empreendimentos e Participacoes (m)	123
5	Souza Cruz S.A. (m)	189
7	Sul America S.A. (m)	201
3	Totvs S.A. (m)	236
18	Weg S.A. (m)	180
		5,424
	Canada — 3.2%
23	Pacific Rubiales Energy Corp. (a) (m)	509
5	Yamana Gold, Inc. (m)	54
		563
	Chile — 2.1%
2,445	Banco Santander Chile S.A. (m)	156
10	Cia Cervecerias Unidas S.A. (m)	89
19	Empresas La Polar S.A. (m)	113
		358
	Mexico — 23.3%
41	Alfa S.A.B. de C.V., Class A	323
24	America Movil S.A.B. de C.V., Series L, ADR (m)	1,222
42	Banco Compartamos S.A. de C.V. (m)	240
6	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	265
58	Gruma S.A.B. de C.V., Class B (a) (m)	107
2	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	87
82	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	330
177	Grupo Mexico S.A.B. de C.V., Class B (m)	468
106	Mexichem S.A.B. de C.V. (m)	304
6	NII Holdings, Inc. (a) (m)	270
54	Organizacion Soriana S.A.B de C.V., Class B (a) (m)	162
106	Urbi Desarrollos Urbanos S.A.B. de C.V. (a) (m)	247
		4,025
	Panama — 1.4%
4	Copa Holdings S.A., Class A (m)	237
	United Kingdom — 1.5%
5	Antofagasta plc (m)	76
20	Wellstream Holdings plc (m)	182
		258
	Total Common Stocks (Cost $8,849)	11,575
Preferred Stocks — 27.1%
	Brazil — 27.1%
20	Bradespar S.A. (m)	463
5	Cia de Bebidas das Americas, ADR (m)	511
3	Cia de Transmissao de Energia Electrica Paulista (m)	73
20	Cia Energetica de Minas Gerais (m)	315
27	Gerdau S.A., ADR (m)	447
51	Itau Unibanco Banco Multiplo S.A. (m)	1,114
7	NET Servicos de Comunicacao S.A. (a) (m)	84
10	Tam S.A., ADR (m)	172
3	Usinas Siderurgicas de Minas Gerais S.A., Series A (m)	95
53	Vale S.A., ADR (m)	1,418
	Total Preferred Stocks (Cost $3,489)	4,692
	Total Investments — 94.0% (Cost $12,338)	16,267
	Other Assets in Excess of Liabilities — 6.0%	1,029
	NET ASSETS — 100.0%	$17,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 31

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	21.6%
Commercial Banks	12.1
Wireless Telecommunication Services	9.2
Oil, Gas & Consumable Fuels	6.6
Beverages	5.3
Food Products	4.1
Airlines	4.1
Household Durables	4.1
Energy Equipment & Services	3.3
Multiline Retail	2.9
Road & Rail	2.9
Paper & Forest Products	2.8
Electric Utilities	2.4
Transportation Infrastructure	2.0
Industrial Conglomerates	2.0
Chemicals	1.9
Real Estate Management & Development	1.7
Consumer Finance	1.5
Software	1.4
Insurance	1.2
Tobacco	1.2
Machinery	1.1
Diversified Telecommunication Services	1.1
Personal Products	1.1
Food & Staples Retailing	1.0
Others (each less than 1.0%)	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

32 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
		Consumer Discretionary — 5.8%
		Automobiles — 0.9%
18		Sollers OJSC (a) (m)	272
		Media — 4.9%
83		CTC Media, Inc. (m)	1,404
24		RBC Information Systems (a) (m)	32
1		RBC Information Systems, ADR (a) (m)	8
			1,444
		Total Consumer Discretionary	1,716
		Consumer Staples — 15.5%
		Food & Staples Retailing — 12.9%
32		DIXY Group OJSC (a) (m)	342
11		Magnit OJSC (m)	953
50		Magnit OJSC, GDR (e) (m)	946
45		Magnit OJSC, Reg. S, GDR (m)	846
21		X5 Retail Group N.V., Reg. S, GDR (a) (m)	742
			3,829
		Food Products — 1.8%
27		Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	531
1		Wimm-Bill-Dann Foods OJSC, ADR (m)	17
			548
		Personal Products — 0.8%
4		Oriflame Cosmetics S.A., (Luxembourg) (m)	227
		Total Consumer Staples	4,604
		Energy — 25.9%
		Energy Equipment & Services — 0.9%
13		Eurasia Drilling Co., Ltd., Reg. S, (Cyprus), GDR (m)	264
		Oil, Gas & Consumable Fuels — 25.0%
11		BMB Munai, Inc., (Kazakhstan) (a) (m)	11
153		Dragon Oil plc, (Ireland) (a) (m)	1,123
61		Gazprom OAO, ADR (m)	1,389
35		KazMunaiGas Exploration Production, (Kazakhstan), GDR (m)	864
21		Lukoil OAO, ADR (m)	1,187
99		Rosneft Oil Co., GDR (a) (m)	794
72		Surgutneftegaz, ADR (m)	677
38		Tatneft, ADR (m)	1,158
43		Urals Energy PCL, (Cyprus) (a) (m)	12
27		Zhaikmunai LP, (Kazakhstan), GDR (a) (e) (m)	232
			7,447
		Total Energy	7,711
		Financials — 15.0%
		Commercial Banks — 14.6%
45		Bank St Petersburg OJSC (m)	173
13		Halyk Savings Bank of Kazakhstan JSC, Reg. S, (Kazakhstan), GDR (a) (m)	126
6		Kazkommertsbank, Reg. S, (Kazakhstan), GDR (a) (m)	50
1,503		Sberbank of Russian Federation (m)	3,983
			4,332
		Real Estate Management & Development — 0.4%
—	(h)	Open Investments JSC (a) (m)	12
61		Sistema-Hals, Reg. S, GDR (a) (m)	105
8		XXI Century Investments Public Ltd., (Cyprus) (a) (m)	4
			121
		Total Financials	4,453
		Health Care — 0.7%
		Pharmaceuticals — 0.7%
5		Veropharm (a) (m)	210
		Industrials — 1.2%
		Airlines — 1.2%
170		Aeroflot — Russian Airlines OJSC (m)	361
		Information Technology — 0.2%
		Communications Equipment — 0.2%
50		Sitronics, Reg. S, GDR (a) (m)	50
		Materials — 18.0%
		Construction Materials — 0.1%
29		Steppe Cement Ltd., (Malaysia) (a) (m)	29
		Metals & Mining — 17.9%
20		Chelyabinsk Zinc Plant, GDR (a) (m)	90
3		KazakhGold Group Ltd., Reg. S., (United Kingdom), GDR (a) (m)	25
85		Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	1,144
152		MMC Norilsk Nickel, ADR (a) (m)	2,876
27		Novolipetsk Steel OJSC, Reg. S, GDR (m)	955
23		Orsu Metals Corp., (United Kingdom) (a) (m)	5
5		Polyus Gold Co. (m)	210
			5,305
		Paper & Forest Products — 0.0% (g)
15		Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (e) (m)	3
32		Kazakhstan Kagazy plc, Reg. S, (Kazakhstan), GDR (a) (m)	7
			10
		Total Materials	5,344

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 33

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 15.2%
	Diversified Telecommunication Services — 1.5%
70	Comstar United Telesystems OJSC, Reg. S, GDR (m)	456
	Wireless Telecommunication Services — 13.7%
52	Mobile Telesystems OJSC, ADR (m)	2,858
46	Sistema JSFC, Reg. S, GDR (a) (m)	1,212
		4,070
	Total Telecommunication Services	4,526
	Utilities — 0.5%
	Electric Utilities — 0.5%
160	Lenenergo OAO (a) (m)	157
	Total Common Stocks (Cost $22,093)	29,132
Short-Term Investment — 0.2%
	Investment Company — 0.2%
50	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $50)	50
	Total Investments — 98.2% (Cost $22,143)	29,182
	Other Assets in Excess of Liabilities — 1.8%	541
	NET ASSETS — 100.0%	$29,723

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

ADR—	American Depositary Receipt

GDR—	Global Depositary Receipt

NVDR—	Non Voting Depositary Receipt

Reg. S—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	The rate shown is the current yield as of April 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$1,762,364	98.4%
China Region Fund	14,749	99.6
India Fund	18,641	98.0
Intrepid European Fund	181,381	92.6
Intrepid Japan Fund	10,109	100.0
Latin America Fund	258	1.6
Russia Fund	21,508	73.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund		Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$1,790,195	$14,807		$19,028		$186,310
Investments in affiliates, at value	—	—		—		39,295
Total investment securities, at value	1,790,195	14,807		19,028		225,605
Cash	28,637	27		445		106
Foreign currency, at value	8,504	2		—		513
Deposits at broker for futures contracts	—	—		—		628
Receivables:
Investment securities sold	36,635	347		219		27,192
Fund shares sold	2,230	5		219		60
Interest and dividends	2,712	24		—	(a)	275
Tax reclaims	—	—		—		103
Due from Advisor	—	8		10		—
Total Assets	1,868,913	15,220		19,921		254,482

LIABILITIES:
Payables:
Investment securities purchased	31,270	388		318		36,316
Collateral for securities lending program	—	—		—		29,725
Fund shares redeemed	959	69		183		765
Variation margin on futures contracts	—	—		—		53
Accrued liabilities:
Investment advisory fees	1,556	—		—	(a)	87
Administration fees	111	—	(a)	—	(a)	8
Shareholder servicing fees	348	3		3		36
Distribution fees	4	3		5		43
Custodian and accounting fees	387	38		17		114
Trustees’ and Chief Compliance Officer’s fees	7	—	(a)	—	(a)	1
Deferred India capital gains tax	3,867	—		—		—
Other	136	52		20		237
Total Liabilities	38,645	553		546		67,385
Net Assets	$1,830,268	$14,667		$19,375		$187,097

SEE NOTES TO FINANCIAL STATEMENTS.

36 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
NET ASSETS:
Paid in capital	$1,870,118	$26,656	$38,939	$400,975
Accumulated undistributed net investment income (net investment loss or distributions in excess of net investment income)	(4,265)	(121)	(143)	300
Accumulated net realized gains (losses)	(339,028)	(15,154)	(21,120)	(230,500)
Net unrealized appreciation (depreciation)	303,443	3,286	1,699	16,322
Total Net Assets	$1,830,268	$14,667	$19,375	$187,097

Net Assets:
Class A	$17,325	$4,717	$10,310	$98,822
Class B	—	—	—	11,537
Class C	—	3,080	4,865	19,675
Class R5	—	118	103	—
Institutional Class	328,285	—	—	22,658
Select Class	1,484,658	6,752	4,097	34,405
Total	$1,830,268	$14,667	$19,375	$187,097

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	545	274	674	5,768
Class B	—	—	—	738
Class C	—	181	323	1,267
Class R5	—	7	7	—
Institutional Class	10,201	—	—	1,292
Select Class	46,308	390	266	1,982

Net Asset Value:
Class A — Redemption price per share	31.78	17.24	15.29	17.13
Class B — Offering price per share (b)	—	—	—	15.64
Class C — Offering price per share (b)	—	17.00	15.07	15.53
Class R5 — Offering and redemption price per share	—	17.42	15.51	—
Institutional Class — Offering and redemption price per share	32.18	—	—	17.53
Select Class — Offering and redemption price per share	32.06	17.33	15.40	17.35
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$33.54	$18.20	$16.14	$18.08

Cost of investments in non-affiliates	$1,482,937	$11,521	$17,330	$169,973
Cost of investments in affiliates	—	—	—	39,295
Cost of foreign currency	8,447	2	—	513
Value of securities on loan	—	—	—	28,149

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Japan Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$10,109		$16,267		$29,132
Investments in affiliates, at value	—		—		50
Total investment securities, at value	10,109		16,267		29,182
Cash	42		1,023		419
Foreign currency, at value	32		76		—
Receivables:
Investment securities sold	31		160		331
Fund shares sold	—	(a)	161		218
Interest and dividends	77		42		36
Tax reclaims	—		—		1
Due from Advisor	6		—		—
Total Assets	10,297		17,729		30,187

LIABILITIES:
Payables:
Investment securities purchased	35		267		157
Fund shares redeemed	—		76		204
Accrued liabilities:
Investment advisory fees	—		2		16
Administration fees	3		—	(a)	—	(a)
Shareholder servicing fees	1		3		5
Distribution fees	3		4		9
Custodian and accounting fees	16		21		17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	60		60		56
Total Liabilities	118		433		464
Net Assets	$10,179		$17,296		$29,723

SEE NOTES TO FINANCIAL STATEMENTS.

38 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Intrepid Japan Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$36,614	$18,325	$26,564
Accumulated undistributed net investment income (net investment loss or distributions in excess of net investment income)	(119)	(388)	(214)
Accumulated net realized gains (losses)	(27,872)	(4,572)	(3,666)
Net unrealized appreciation (depreciation)	1,556	3,931	7,039
Total Net Assets	$10,179	$17,296	$29,723

Net Assets:
Class A	$6,299	$8,837	$16,147
Class B	1,382	—	—
Class C	909	3,155	8,052
Class R5	—	138	81
Select Class	1,589	5,166	5,443
Total	$10,179	$17,296	$29,723

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,323	480	1,397
Class B	318	—	—
Class C	209	172	707
Class R5	—	7	7
Select Class	301	280	467

Net Asset Value:
Class A — Redemption price per share	4.76	18.40	11.56
Class B — Offering price per share (b)	4.34	—	—
Class C — Offering price per share (b)	4.35	18.38	11.38
Class R5 — Offering and redemption price per share	—	18.41	11.66
Select Class — Offering and redemption price per share	5.27	18.43	11.65
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$5.02	$19.42	$12.20

Cost of investments in non-affiliates	$8,552	$12,338	$22,093
Cost of investments in affiliates	—	—	50
Cost of foreign currency	32	75	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 39

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	China Region Fund		India Fund	Intrepid European Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—		$—	$—
Dividend income from non-affiliates	10,236	38		27	2,557
Dividend income from affiliates	—	—		—	3
Income from securities lending (net)	—	—		—	98
Foreign taxes withheld	(735)	(2)		—	(232)
Total investment income	9,503	36		27	2,426

EXPENSES:
Investment advisory fees	9,314	98		102	707
Administration fees	876	7		8	102
Distribution fees:
Class A	22	6		10	138
Class B	—	—		—	48
Class C	—	13		17	83
Shareholder servicing fees:
Class A	22	6		10	138
Class B	—	—		—	16
Class C	—	4		6	28
Class R5	—	—	(a)	— (a)	—
Institutional Class	156	—		—	18
Select Class	1,916	9		4	45
Custodian and accounting fees	1,351	71		41	159
Interest expense to affiliates	2	—	(a)	—	3
Professional fees	33	33		41	33
Trustees’ and Chief Compliance Officer’s fees	10	—	(a)	— (a)	1
Printing and mailing costs	56	1		1	24
Registration and filing fees	17	30		33	26
Transfer agent fees	112	12		13	237
Other	18	4		4	6
Total expenses	13,905	294		290	1,812
Less amounts waived	(144)	(109)		(102)	(231)
Less expense reimbursements	—	(28)		(19)	—
Net expenses	13,761	157		169	1,581
Net investment income (loss)	(4,258)	(121)		(142)	845

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	87,953	227		(267)	10,729
Futures	—	—		—	365
Foreign currency transactions	651	1		(5)	(222)
Net realized gain (loss)	88,604	228		(272)	10,872
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	71,356 (b)	372		3,592	(5,580)
Futures	—	—		—	(19)
Foreign currency translations	77	—	(a)	— (a)	50
Change in net unrealized appreciation (depreciation)	71,433	372		3,592	(5,549)
Net realized/unrealized gains (losses)	160,037	600		3,320	5,323
Change in net assets resulting from operations	$155,779	$479		$3,178	$6,168

(a)	Amount rounds to less than $1,000.

(b)	Net of the change of deferred India Capital Gains Tax of approximately $2,920,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Intrepid Japan Fund	Latin America Fund		Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$92	$176		$73
Dividend income from affiliates	—	—	(a)	1
Foreign taxes withheld	(7)	(2)		(1)
Total investment income	85	174		73

EXPENSES:
Investment advisory fees	50	83		175
Administration fees	5	8		13
Distribution fees:
Class A	8	12		18
Class B	5	—		—
Class C	3	11		25
Shareholder servicing fees:
Class A	8	12		18
Class B	2	—		—
Class C	1	4		8
Class R5	—	—	(a)	—	(a)
Select Class	2	5		9
Custodian and accounting fees	23	36		45
Interest expense to affiliates	— (a)	—	(a)	—	(a)
Professional fees	33	33		32
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	(a)	—	(a)
Printing and mailing costs	1	—		1
Registration and filing fees	28	31		34
Transfer agent fees	24	15		16
Other	4	3		4
Total expenses	197	253		398
Less amounts waived	(64)	(85)		(111)
Less expense reimbursements	(39)	(9)		—
Net expenses	94	159		287
Net investment income (loss)	(9)	15		(214)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	276	613		997
Foreign currency transactions	11	36		1
Net realized gain (loss)	287	649		998
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	565	1,345		4,044
Foreign currency translations	(3)	(3)		—	(a)
Change in net unrealized appreciation (depreciation)	562	1,342		4,044
Net realized/unrealized gains (losses)	849	1,991		5,042
Change in net assets resulting from operations	$840	$2,006		$4,828

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,258)	$2,218	$(121)	$79	$(142)	$(77)
Net realized gain (loss)	88,604	(285,543)	228	(2,051)	(272)	(7,037)
Change in net unrealized appreciation (depreciation)	71,433	810,496	372	6,254	3,592	10,954
Change in net assets resulting from operations	155,779	527,171	479	4,282	3,178	3,840

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(8)	(21)	—	—	—
Class C
From net investment income	—	—	(12)	—	—	—
Class R5
From net investment income	—	—	(1)	—	—	—
Institutional Class
From net investment income	—	(860)	—	—	—	—
Select Class
From net investment income	—	(4,124)	(40)	—	—	—
Total distributions to shareholders	—	(4,992)	(74)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(166,747)	568,080	(758)	3,729	2,714	(1,416)

NET ASSETS:
Change in net assets	(10,968)	1,090,259	(353)	8,011	5,892	2,424
Beginning of period	1,841,236	750,977	15,020	7,009	13,483	11,059
End of period	$1,830,268	$1,841,236	$14,667	$15,020	$19,375	$13,483
Accumulated undistributed net investment income (net investment loss or distributions in excess of net investment income)	$(4,265)	$(7)	$(121)	$74	$(143)	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

42 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Intrepid European Fund		Intrepid Japan Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$845	$5,233	$(9)	$(14)
Net realized gain (loss)	10,872	(84,602)	287	(4,483)
Change in net unrealized appreciation (depreciation)	(5,549)	114,288	562	5,635
Change in net assets resulting from operations	6,168	34,919	840	1,138

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,370)	(8,453)	(58)	(69)
Class B
From net investment income	(236)	(939)	(3)	—
Class C
From net investment income	(417)	(1,676)	—	—
Institutional Class
From net investment income	(1,089)	(3,306)	—	—
Select Class
From net investment income	(840)	(2,677)	(18)	(19)
Total distributions to shareholders	(4,952)	(17,051)	(79)	(88)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(37,298)	(75,439)	(949)	(5,539)

NET ASSETS:
Change in net assets	(36,082)	(57,571)	(188)	(4,489)
Beginning of period	223,179	280,750	10,367	14,856
End of period	$187,097	$223,179	$10,179	$10,367
Accumulated undistributed (distributions in excess of) net investment income	$300	$4,407	$(119)	$(31)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15	$44	$(214)	$(123)
Net realized gain (loss)	649	(2,276)	998	(3,050)
Change in net unrealized appreciation (depreciation)	1,342	5,887	4,044	10,750
Change in net assets resulting from operations	2,006	3,655	4,828	7,577

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(231)	(87)	—	—
Class C
From net investment income	(65)	(29)	—	—
Class R5
From net investment income	(4)	(3)	—	— (a)
Select Class
From net investment income	(122)	(73)	—	(4)
Total distributions to shareholders	(422)	(192)	—	(4)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,829	4,118	2,026	10,611

NET ASSETS:
Change in net assets	4,413	7,581	6,854	18,184
Beginning of period	12,883	5,302	22,869	4,685
End of period	$17,296	$12,883	$29,723	$22,869
Accumulated undistributed net investment income (net investment loss or distributions in excess of net investment income)	$(388)	$19	$(214)	$— (a)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Asia Equity Fund		China Region Fund			India Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009		Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,947	$8,978	$1,093	$2,924		$3,609	$2,241
Dividends and distributions reinvested	—	5	19	—		—	—
Cost of shares redeemed	(4,125)	(9,826)	(1,492)	(1,858)		(1,512)	(2,004)
Redemption fees	— (a)	— (a)	2	1		2	2
Change in net assets from Class A capital transactions	$(2,178)	$(843)	$(378)	$1,067		$2,099	$239
Class C
Proceeds from shares issued	$—	$—	$1,208	$2,105		$1,724	$1,898
Dividends and distributions reinvested	—	—	10	—		—	—
Cost of shares redeemed	—	—	(1,257)	(444)		(1,420)	(978)
Redemption fees	—	—	1	—	(a)	1	1
Change in net assets from Class C capital transactions	$—	$—	$(38)	$1,661		$305	$921
Class R5
Dividends and distributions reinvested	$—	$—	$1	$—		$—	$—
Redemption fees	—	—	— (a)	—	(a)	— (a)	— (a)
Change in net assets from Class R5 capital transactions	$—	$—	$1	$—	(a)	$— (a)	$— (a)
Institutional Class
Proceeds from shares issued	$21,118	$213,413	$—	$—		$—	$—
Dividends and distributions reinvested	—	— (a)	—	—		—	—
Cost of shares redeemed	(13,797)	(91,062)	—	—		—	—
Redemption fees	1	5	—	—		—	—
Change in net assets from Institutional Class capital transactions	$7,322	$122,356	$—	$—		$—	$—
Select Class
Proceeds from shares issued	$119,770	$1,046,312	$1,060	$4,904		$1,936	$1,306
Dividends and distributions reinvested	—	16	4	—		—	—
Cost of shares redeemed	(291,664)	(599,789)	(1,410)	(3,904)		(1,627)	(3,883)
Redemption fees	3	28	3	1		1	1
Change in net assets from Select Class capital transactions	$(171,891)	$446,567	$(343)	$1,001		$310	$(2,576)

Total change in net assets from capital transactions	$(166,747)	$568,080	$(758)	$3,729		$2,714	$(1,416)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	63	360	62	203	251	204
Reinvested	—	— (a)	1	—	—	—
Redeemed	(135)	(413)	(86)	(126)	(110)	(233)
Change in Class A Shares	(72)	(53)	(23)	77	141	(29)
Class C
Issued	—	—	70	145	123	161
Reinvested	—	—	— (a)	—	—	—
Redeemed	—	—	(76)	(28)	(105)	(106)
Change in Class C Shares	—	—	(6)	117	18	55
Class R5
Reinvested	—	—	— (a)	—	—	—
Change in Class R5 Shares	—	—	— (a)	—	—	—
Institutional Class
Issued	694	8,648	—	—	—	—
Reinvested	—	— (a)	—	—	—	—
Redeemed	(453)	(4,177)	—	—	—	—
Change in Institutional Class Shares	241	4,471	—	—	—	—
Select Class
Issued	3,867	43,778	62	332	138	116
Reinvested	—	1	— (a)	—	—	—
Redeemed	(9,577)	(27,915)	(82)	(294)	(116)	(453)
Change in Select Class Shares	(5,710)	15,864	(20)	38	22	(337)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

46 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Intrepid European Fund		Intrepid Japan Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,653	$14,689	$792	$2,784
Dividends and distributions reinvested	2,211	7,718	32	34
Cost of shares redeemed	(27,101)	(53,879)	(1,209)	(5,604)
Redemption fees	3	15	— (a)	19
Change in net assets from Class A capital transactions	$(18,234)	$(31,457)	$(385)	$(2,767)
Class B
Proceeds from shares issued	$86	$542	$2	$24
Dividends and distributions reinvested	206	823	2	—
Cost of shares redeemed	(2,148)	(4,778)	(367)	(451)
Redemption fees	— (a)	1	— (a)	4
Change in net assets from Class B capital transactions	$(1,856)	$(3,412)	$(363)	$(423)
Class C
Proceeds from shares issued	$603	$1,172	$140	$81
Dividends and distributions reinvested	327	1,315	—	—
Cost of shares redeemed	(4,774)	(9,846)	(415)	(727)
Redemption fees	— (a)	3	— (a)	4
Change in net assets from Class C capital transactions	$(3,844)	$(7,356)	$(275)	$(642)
Institutional Class
Proceeds from shares issued	$9,706	$2,787	$—	$—
Dividends and distributions reinvested	581	728	—	—
Cost of shares redeemed	(21,469)	(21,609)	—	—
Redemption fees	1	5	—	—
Change in net assets from Institutional Class capital transactions	$(11,181)	$(18,089)	$—	$—
Select Class
Proceeds from shares issued	$4,547	$10,605	$404	$3,997
Dividends and distributions reinvested	162	394	3	11
Cost of shares redeemed	(6,893)	(26,129)	(333)	(5,719)
Redemption fees	1	5	— (a)	4
Change in net assets from Select Class capital transactions	$(2,183)	$(15,125)	$74	$(1,707)

Total change in net assets from capital transactions	$(37,298)	$(75,439)	$(949)	$(5,539)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid Japan Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	379	1,037	172	751
Reinvested	129	574	7	8
Redeemed	(1,561)	(3,947)	(267)	(1,459)
Change in Class A Shares	(1,053)	(2,336)	(88)	(700)
Class B
Issued	5	42	— (a)	6
Reinvested	13	67	— (a)	—
Redeemed	(134)	(382)	(88)	(121)
Change in Class B Shares	(116)	(273)	(88)	(115)
Class C
Issued	38	90	33	20
Reinvested	21	107	—	—
Redeemed	(301)	(781)	(102)	(188)
Change in Class C Shares	(242)	(584)	(69)	(168)
Institutional Class
Issued	520	180	—	—
Reinvested	33	53	—	—
Redeemed	(1,213)	(1,367)	—	—
Change in Institutional Class Shares	(660)	(1,134)	—	—
Select Class
Issued	258	772	79	968
Reinvested	9	29	1	2
Redeemed	(394)	(1,860)	(67)	(1,222)
Change in Select Class Shares	(127)	(1,059)	13	(252)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

48 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,478	$4,312	$5,795	$9,772
Dividends and distributions reinvested	197	71	—	—
Cost of shares redeemed	(6,126)	(1,628)	(3,037)	(2,620)
Redemption fees	5	2	7	7
Change in net assets from Class A capital transactions	$1,554	$2,757	$2,765	$7,159
Class C
Proceeds from shares issued	$1,132	$1,082	$2,762	$3,240
Dividends and distributions reinvested	56	25	—	—
Cost of shares redeemed	(979)	(273)	(962)	(1,037)
Redemption fees	2	1	3	5
Change in net assets from Class C capital transactions	$211	$835	$1,803	$2,208
Class R5
Proceeds from shares issued	$—	$—	$—	$— (a)
Dividends and distributions reinvested	4	3	—	— (a)
Cost of shares redeemed	—	—	—	(1)
Redemption fees	— (a)	— (a)	— (a)	— (a)
Change in net assets from Class R5 capital transactions	$4	$3	$— (a)	$(1)
Select Class
Proceeds from shares issued	$1,066	$580	$1,670	$3,267
Dividends and distributions reinvested	98	71	—	2
Cost of shares redeemed	(106)	(130)	(4,215)	(2,031)
Redemption fees	2	2	3	7
Change in net assets from Select Class capital transactions	$1,060	$523	$(2,542)	$1,245

Total change in net assets from capital transactions	$2,829	$4,118	$2,026	$10,611

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	407	296	527	1,333
Reinvested	12	8	—	—
Redeemed	(354)	(144)	(279)	(376)
Change in Class A Shares	65	160	248	957
Class C
Issued	64	77	252	476
Reinvested	3	3	—	—
Redeemed	(56)	(25)	(90)	(172)
Change in Class C Shares	11	55	162	304
Class R5
Issued	—	—	—	—	(a)
Reinvested	— (a)	— (a)	—	—	(a)
Redeemed	—	—	—	—	(a)
Change in Class R5 Shares	— (a)	— (a)	—	—	(a)
Select Class
Issued	60	42	149	575
Reinvested	6	8	—	1
Redeemed	(6)	(11)	(366)	(321)
Change in Select Class Shares	60	39	(217)	255

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

50 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Asia Equity Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$29.19	$(0.11	)(f)	$2.70	$2.59	$—	$—	$—
Year Ended October 31, 2009	17.56	0.01	(f)	11.63	11.64	(0.01)	—	(0.01)
Year Ended October 31, 2008	48.39	(0.04	)(f)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)
Year Ended October 31, 2007	26.43	0.02	(f)	22.49	22.51	(0.06)	(0.49)	(0.55)
Year Ended October 31, 2006	21.68	0.10	(f)	5.59	5.69	(0.12)	(0.82)	(0.94)
Year Ended October 31, 2005	18.32	0.22	(f)	3.37	3.59	(0.23)	—	(0.23)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	29.49	(0.05	)(f)	2.74	2.69	—	—	—
Year Ended October 31, 2009	17.81	0.08	(f)	11.76	11.84	(0.16)	—	(0.16)
Year Ended October 31, 2008	48.96	0.11	(f)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)
Year Ended October 31, 2007	26.72	0.14	(f)	22.74	22.88	(0.15)	(0.49)	(0.64)
Year Ended October 31, 2006	21.84	0.22	(f)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29	(f)	3.39	3.68	(0.24)	—	(0.24)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	29.40	(0.07	) (f)	2.73	2.66	—	—	—
Year Ended October 31, 2009	17.74	0.04	(f)	11.74	11.78	(0.12)	—	(0.12)
Year Ended October 31, 2008	48.82	0.07	(f)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)
Year Ended October 31, 2007	26.64	0.09	(f)	22.68	22.77	(0.10)	(0.49)	(0.59)
Year Ended October 31, 2006	21.82	0.18	(f)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15	(f)	3.50	3.65	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Amount rounds to less than $0.01.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had these losses not been reimbursed, the total return for Class A, Institutional Class and Select Class would have been 86.43%, 87.16% and 86.90%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ —(e)	$31.78	8.87%	$17,325	1.75%	(0.73)%	1.76%	51%
—(e)	29.19	66.35	18,004	1.71	0.04	1.74	211
—(e)	17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
—(e)	48.39	86.62 (g)	31,985	1.74	0.07	1.77	78
—(e)	26.43	26.95	7,360	1.75	0.43	1.85	99
—(e)	21.68	19.72	2,445	1.75	1.00	2.49	78

—(e)	32.18	9.12	328,285	1.35	(0.31)	1.37	51
—(e)	29.49	67.01	293,745	1.30	0.34	1.32	211
—(e)	17.81	(61.60)	97,763	1.33	0.31	1.35	115
—(e)	48.96	87.31 (g)	256,615	1.34	0.40	1.36	78
—(e)	26.72	27.52	20,140	1.35	0.90	1.45	99
—(e)	21.84	20.19	7,990	1.36	1.26	1.92	78

—(e)	32.06	9.05	1,484,658	1.50	(0.48)	1.51	51
—(e)	29.40	66.77	1,529,487	1.46	0.16	1.48	211
—(e)	17.74	(61.67)	641,451	1.48	0.20	1.51	115
—(e)	48.82	87.05 (g)	1,466,109	1.48	0.25	1.51	78
—(e)	26.64	27.30	270,131	1.50	0.73	1.60	99
—(e)	21.82	19.99	69,986	1.50	1.25	1.95	78

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
China Region Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$16.68	$(0.13	)(e)	$0.75		$0.62	$(0.07)	$—	$(0.07)
Year Ended October 31, 2009	10.46	0.10	(e)	6.12	(f)	6.22	—	—	—
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)		(15.60)	(0.08)	(0.11)	(0.19)
February 28, 2007 (i) through October 31, 2007	15.00	—	(g)	11.21		11.21	—	—	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	16.48	(0.18	)(e)	0.74		0.56	(0.05)	—	(0.05)
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	(f)	6.10	—	—	—
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)		(15.62)	(0.05)	(0.11)	(0.16)
February 28, 2007 (i) through October 31, 2007	15.00	(0.02)		11.14		11.12	—	—	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	16.87	(0.09	)(e)	0.75		0.66	(0.12)	—	(0.12)
Year Ended October 31, 2009	10.53	0.16	(e)	6.18	(f)	6.34	—	—	—
Year Ended October 31, 2008	26.32	0.15	(e)	(15.75)		(15.60)	(0.09)	(0.11)	(0.20)
February 28, 2007 (i) through October 31, 2007	15.00	0.13		11.19		11.32	—	—	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	16.78	(0.11	)(e)	0.75		0.64	(0.10)	—	(0.10)
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	(f)	6.28	—	—	—
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)		(15.59)	(0.09)	(0.11)	(0.20)
February 28, 2007 (i) through October 31, 2007	15.00	(0.01)		11.25		11.24	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.05%

(i)	Commencement of operations.

(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(k)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

54 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$ 0.01		$17.24	3.77%	$4,717	2.00%		(1.54)%	3.76%		36%
—	(g)	16.68	59.46 (f)	4,951	2.00		0.78	5.31		102
0.01		10.46	(59.78)	2,305	2.05	(h)	0.30	3.13		122
0.03		26.24	74.93	5,728	2.00		0.09	9.26	(j)	50

0.01		17.00	3.49	3,080	2.50		(2.07)	4.25		36
—	(g)	16.48	58.77 (f)	3,078	2.50		0.32	5.51		102
0.01		10.38	(59.99)	728	2.56	(k)	(0.15)	3.67		122
0.03		26.15	74.33	1,815	2.50		(0.39)	10.03	(j)	50

0.01		17.42	3.97	118	1.55		(1.08)	3.32		36
—	(g)	16.87	60.21 (f)	114	1.55		1.18	5.02		102
0.01		10.53	(59.61)	71	1.60	(h)	0.82	2.73		122
—		26.32	75.47	175	1.55		1.08	10.46	(j)	50

0.01		17.33	3.86	6,752	1.75		(1.28)	3.52		36
—	(g)	16.78	59.81 (f)	6,877	1.75		1.00	4.93		102
0.01		10.50	(59.67)	3,905	1.80	(h)	(0.14)	2.65		122
0.04		26.28	75.20	49,230	1.75		(0.33)	7.96	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees		Net asset value, end of period
India Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.42	$(0.12	)(e)	$2.99	$2.87	$—	(f)	$15.29
Year Ended October 31, 2009	7.90	(0.07	)(e)	4.59	4.52	—	(f)	12.42
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01		7.90
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01		20.84

Class C
Six Months Ended April 30, 2010 (Unaudited)	12.27	(0.15	)(e)	2.95	2.80	—	(f)	15.07
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)	12.27
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01		7.84
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01		20.79

Class R5
Six Months Ended April 30, 2010 (Unaudited)	12.56	(0.09	)(e)	3.04	2.95	—	(f)	15.51
Year Ended October 31, 2009	7.95	(0.03	)(e)	4.64	4.61	—	(f)	12.56
Year Ended October 31, 2008	20.89	(0.12	)(e)	(12.83)	(12.95)	0.01		7.95
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.91	5.88	0.01		20.89

Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.49	(0.10	)(e)	3.01	2.91	—	(f)	15.40
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)	12.49
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01		7.93
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02		20.87

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.03%

(h)	Commencement of operations.

(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses,

(j)	Includes interest expense of 0.02%

SEE NOTES TO FINANCIAL STATEMENTS.

56 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

23.11%	$10,310	2.00%		(1.65)%	3.50%		19%
57.22	6,613	2.00		(0.72)	4.17		45
(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
38.93	4,177	2.00		(1.31)	10.08	(i)	17

22.82	4,865	2.50		(2.18)	3.96		19
56.51	3,740	2.50		(1.23)	4.59		45
(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
38.60	2,372	2.50		(1.61)	11.11	(i)	17

23.49	103	1.55		(1.22)	3.03		19
57.99	84	1.55		(0.33)	3.78		45
(61.94)	53	1.57	(j)	(0.75)	1.91		80
39.27	141	1.55		(0.35)	11.15	(i)	17

23.30	4,097	1.75		(1.41)	3.24		19
57.50	3,046	1.75		(0.51)	4.00		45
(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid European Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$17.03	$0.06	(e)	$0.40		$0.46	$(0.36)	$—	$(0.36)
Year Ended October 31, 2009	15.20	0.33	(e)(g)	2.49	(g)(h)	2.82	(0.99)	—	(0.99)
Year Ended October 31, 2008	34.64	0.70	(e)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)
Year Ended October 31, 2007	27.98	0.43	(e)	7.85		8.28	(0.21)	(1.41)	(1.62)
Year Ended October 31, 2006	23.12	0.31	(e)	7.85		8.16	(0.14)	(3.16)	(3.30)
Year Ended October 31, 2005	19.81	0.19	(e)	4.37		4.56	(0.13)	(1.12)	(1.25)

Class B
Six Months Ended April 30, 2010 (Unaudited)	15.54	0.02	(e)	0.37		0.39	(0.29)	—	(0.29)
Year Ended October 31, 2009	13.92	0.23	(e)(g)	2.27	(g)(h)	2.50	(0.88)	—	(0.88)
Year Ended October 31, 2008	32.09	0.53	(e)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)
Year Ended October 31, 2007	26.04	0.24	(e)	7.31		7.55	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17	(e)	7.33		7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(e)	4.09		4.19	(0.04)	(1.12)	(1.16)

Class C
Six Months Ended April 30, 2010 (Unaudited)	15.43	0.02	(e)	0.37		0.39	(0.29)	—	(0.29)
Year Ended October 31, 2009	13.81	0.24	(e)(g)	2.24	(g)(h)	2.48	(0.86)	—	(0.86)
Year Ended October 31, 2008	31.91	0.52	(e)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)
Year Ended October 31, 2007	25.97	0.24	(e)	7.28		7.52	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18	(e)	7.30		7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(e)	4.10		4.19	(0.04)	(1.12)	(1.16)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	17.46	0.10	(e)	0.41		0.51	(0.44)	—	(0.44)
Year Ended October 31, 2009	15.63	0.42	(e)(g)	2.53	(g)(h)	2.95	(1.12)	—	(1.12)
Year Ended October 31, 2008	35.44	0.74	(e)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)
Year Ended October 31, 2007	28.54	0.56	(e)	8.03		8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(e)	7.97		8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(e)	4.43		4.76	(0.27)	(1.12)	(1.39)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	17.26	0.09	(e)	0.40		0.49	(0.40)	—	(0.40)
Year Ended October 31, 2009	15.39	0.37	(e)(g)	2.51	(g)(h)	2.88	(1.01)	—	(1.01)
Year Ended October 31, 2008	34.98	0.69	(e)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)
Year Ended October 31, 2007	28.18	0.50	(e)	7.94		8.44	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40	(e)	7.87		8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(e)	4.32		4.65	(0.20)	(1.13)	(1.33)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.48, $2.26, $2.52 and $2.50 and total return would have been 20.19%, 19.52%, 20.73% and 20.43% for Class A, Class B, Institutional Class and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Institutional Class and Select Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively, for Class C Shares.

(h)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

58 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ —(f)	$17.13	2.69%		$98,822	1.50%		0.74%		1.69%	150%
—(f)	17.03	20.26	(g)(h)	116,135	1.51		2.29	(g)	1.78	433
—(f)	15.20	(49.91)		139,208	1.46		2.77		1.46	235
—(f)	34.64	30.94		394,416	1.42		1.39		1.42	171
—(f)	27.98	39.68		147,422	1.44		1.22		1.44	97
—(f)	23.12	23.83		35,445	1.57		0.85		1.71	281

—(f)	15.64	2.49		11,537	2.00		0.25		2.19	150
—(f)	15.54	19.59	(g)(h)	13,262	2.01		1.77	(g)	2.28	433
—(f)	13.92	(50.14)		15,678	1.96		2.28		1.96	235
—(f)	32.09	30.31		42,374	1.91		0.84		1.92	171
—(f)	26.04	38.97		22,621	1.94		0.72		1.95	97
—(f)	21.74	23.17		12,716	2.06		0.47		2.20	281

—(f)	15.53	2.50		19,675	2.00		0.25		2.19	150
—(f)	15.43	19.60	(g)(h)	23,291	2.01		1.81	(g)	2.28	433
—(f)	13.81	(50.15)		28,904	1.96		2.27		1.96	235
—(f)	31.91	30.31		81,982	1.92		0.85		1.92	171
—(f)	25.97	38.94		24,316	1.93		0.78		1.94	97
—(f)	21.72	23.20		3,730	2.06		0.42		2.19	281

—(f)	17.53	2.94		22,658	1.00		1.16		1.29	150
—(f)	17.46	20.80	(g)(h)	34,082	1.01	(i)	2.88	(g)	1.39	433
—(f)	15.63	(49.65)		48,219	1.01	(i)	2.77		1.05	235
—(f)	35.44	31.48		315,180	0.99		1.77		1.02	171
—(f)	28.54	40.27		144,301	1.00		1.75		1.05	97
—(f)	23.53	24.56		48,448	1.00		1.47		1.24	281

—(f)	17.35	2.85		34,405	1.25		1.00		1.44	150
—(f)	17.26	20.50	(g)(h)	36,409	1.26		2.54	(g)	1.53	433
—(f)	15.39	(49.76)		48,741	1.20		2.63		1.20	235
—(f)	34.98	31.29		328,183	1.16		1.61		1.17	171
—(f)	28.18	40.01		236,203	1.19		1.60		1.20	97
—(f)	23.28	24.16		71,960	1.24		1.47		1.35	281

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Japan Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$4.41	$—	(e)(f)	$0.39		$0.39	$(0.04)	$—	$(0.04)
Year Ended October 31, 2009	4.14	—	(e)(f)	0.29	(g)(h)	0.29	(0.03)	—	(0.03)
Year Ended October 31, 2008	9.77	0.02	(e)	(3.62)		(3.60)	(2.04)	—	(2.04)
Year Ended October 31, 2007	9.78	(0.03	)(e)	0.02		(0.01)	—	—	—
Year Ended October 31, 2006	9.07	(0.03	)(e)	0.86		0.83	—	(0.12)	(0.12)
Year Ended October 31, 2005	7.02	(0.04	)(e)	2.09		2.05	—	—	—

Class B
Six Months Ended April 30, 2010 (Unaudited)	4.00	(0.02	)(e)	0.37		0.35	(0.01)	—	(0.01)
Year Ended October 31, 2009	3.76	(0.03	)(e)	0.26	(g)(h)	0.23	—	—	—
Year Ended October 31, 2008	9.08	(0.03	)(e)	(3.31)		(3.34)	(1.99)	—	(1.99)
Year Ended October 31, 2007	9.14	(0.08	)(e)	0.02		(0.06)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(e)	0.81		0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(e)	1.97		1.89	—	—	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	4.01	(0.02	)(e)	0.36		0.34	—	—	—
Year Ended October 31, 2009	3.76	(0.03	)(e)	0.27	(g)(h)	0.24	—	—	—
Year Ended October 31, 2008	9.07	(0.03	)(e)	(3.31)		(3.34)	(1.98)	—	(1.98)
Year Ended October 31, 2007	9.13	(0.07	)(e)	0.01		(0.06)	—	—	—
February 28, 2006 (m) through October 31, 2006	9.78	(0.06	)(e)	(0.59)		(0.65)	—	—	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	4.89	0.01	(e)	0.43		0.44	(0.06)	—	(0.06)
Year Ended October 31, 2009	4.59	0.03	(e)	0.31	(g)(h)	0.34	(0.05)	—	(0.05)
Year Ended October 31, 2008	9.77	0.03	(e)	(3.88)		(3.85)	(1.34)	—	(1.34)
Year Ended October 31, 2007	9.79	(0.03	)(e)	0.04		0.01	(0.03)	—	(0.03)
February 28, 2006 (m) through October 31, 2006	10.43	(0.01	)(e)	(0.63)		(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.30 and the total return would have been 7.51% for Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Class C Shares.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $0.30 and the total return would have been 7.51% for Select Class Shares. The impact to the net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively for Class A, Class B and Class C Shares.

(i)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(j)	Includes interest expense of 0.03%

(k)	Includes interest expense of 0.12%.

(l)	Includes interest expense of 0.13%.

(m)	Commencement of offering of class of shares.

(n)	Includes interest expense of 0.09%.

SEE NOTES TO FINANCIAL STATEMENTS.

60 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

			Ratios/Supplemental data
						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ —	(f)	$4.76	8.97%		$6,299	1.75%		(0.04)%	3.87%	41%
0.01		4.41	7.36	(g)(h)	6,219	1.75		(0.09)	3.47	157
0.01		4.14	(44.60	) (i)	8,739	1.78	(j)	0.35	2.09	175
—	(f)	9.77	(0.10)		39,873	1.84	(k)	(0.33)	1.94	111
—	(f)	9.78	9.16		94,585	1.68		(0.29)	1.68	151
—	(f)	9.07	29.20		200,558	1.75		(0.51)	1.86	164

—	(f)	4.34	8.76		1,382	2.50		(0.83)	4.36	41
0.01		4.00	6.38	(g)(h)	1,624	2.50		(0.72)	3.99	157
0.01		3.76	(45.02	) (i)	1,958	2.53	(j)	(0.49)	2.59	175
—	(f)	9.08	(0.66)		5,271	2.39	(l)	(0.84)	2.46	111
—	(f)	9.14	8.56		6,985	2.19		(0.80)	2.19	151
—	(f)	8.53	28.46		1,927	2.36		(1.13)	2.37	164

—	(f)	4.35	8.48		909	2.50		(0.81)	4.37	41
0.01		4.01	6.65	(g)(h)	1,116	2.50		(0.75)	3.98	157
0.01		3.76	(45.07	) (i)	1,679	2.53	(j)	(0.54)	2.59	175
—	(f)	9.07	(0.66)		5,793	2.40	(l)	(0.74)	2.49	111
—	(f)	9.13	(6.65)		5,530	2.22		(0.91)	2.22	151

—	(f)	5.27	8.99		1,589	1.50		0.25	3.62	41
0.01		4.89	7.73	(g)(h)	1,408	1.50		0.76	3.31	157
0.01		4.59	(44.46	) (i)	2,480	1.53	(j)	0.49	1.84	175
—	(f)	9.77	0.09		7,870	1.56	(n)	(0.34)	1.61	111
—	(f)	9.79	(6.14)		799,762	1.47		(0.09)	1.47	151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Latin America Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$16.05	$0.01	(e)	$2.83	$2.84	$(0.50)	$—	$(0.50)
Year Ended October 31, 2009	9.66	0.07	(e)	6.67	6.74	(0.36)	—	(0.36)
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	16.01	(0.02	)(e)	2.82	2.80	(0.44)	—	(0.44)
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	16.06	0.06	(e)	2.82	2.88	(0.54)	—	(0.54)
Year Ended October 31, 2009	9.72	0.14	(e)	6.64	6.78	(0.45)	—	(0.45)
Year Ended October 31, 2008	23.14	0.35	(e)	(13.16)	(12.81)	(0.21)	(0.46)	(0.67)
February 28, 2007 (g) through October 31, 2007	15.00	0.08		8.05	8.13	—	—	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	16.06	0.05	(e)	2.83	2.88	(0.52)	—	(0.52)
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.02%

(g)	Commencement of operations.

(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

62 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$ 0.01	$18.40	18.07%	$8,837	1.90%		0.09%	3.02%		61%
0.01	16.05	73.15	6,654	1.90		0.63	5.31		96
0.05	9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
0.01	23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

0.01	18.38	17.77	3,155	2.40		(0.19)	3.53		61
0.01	16.01	72.12	2,577	2.40		0.14	5.86		96
0.06	9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
0.01	22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

0.01	18.41	18.32	138	1.45		0.72	2.58		61
0.01	16.06	73.91	116	1.45		1.24	5.10		96
0.06	9.72	(56.62)	67	1.47	(f)	1.74	3.29		134
0.01	23.14	54.27	154	1.45		0.65	8.65	(h)	39

0.01	18.43	18.29	5,166	1.65		0.59	2.77		61
0.01	16.06	73.46	3,536	1.65		1.02	5.26		96
0.05	9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
0.01	23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Russia Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$9.60	$(0.08	)(e)	$2.03	$1.95	$—	$—	$—
Year Ended October 31, 2009	5.39	(0.09	)(e)	4.29	4.20	—	—	—
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)
February 28, 2007 (h) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	9.48	(0.10	)(e)	1.99	1.89	—	—	—
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (k)	(0.60)	(0.60)
February 28, 2007 (h) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	9.66	(0.06	)(e)	2.05	1.99	—	—	—
Year Ended October 31, 2009	5.43	(0.04	)(e)	4.28	4.24	(0.02)	—	(0.02)
Year Ended October 31, 2008	19.55	(0.03	)(e)	(13.49)	(13.52)	(0.03)	(0.60)	(0.63)
February 28, 2007 (h) through October 31, 2007	15.00	0.07		4.34	4.41	—	—	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	9.66	(0.07	)(e)	2.05	1.98	—	—	—
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)
February 28, 2007 (h) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(g)	Includes interest expense of 0.02%

(h)	Commencement of operations.

(i)	Includes interest expense of 0.01%.

(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$ 0.01	$11.56	20.42%		$16,147	1.99%		(1.47)%	2.79%		30%
0.01	9.60	78.11		11,027	1.99		(1.27)	3.97		66
0.03	5.39	(71.32	) (f)	1,034	2.02	(g)	(0.70)	3.57		76
0.25	19.43	29.53		2,106	2.01	(i)	(0.09)	8.75	(j)	68

0.01	11.38	20.04		8,052	2.49		(1.95)	3.29		30
0.01	9.48	77.20		5,169	2.49		(1.66)	4.84		66
0.03	5.35	(71.45	) (f)	1,288	2.52	(g)	(1.09)	4.02		76
0.26	19.36	29.07		2,272	2.51	(i)	(0.67)	9.04	(j)	68

0.01	11.66	20.70		81	1.54		(1.01)	2.34		30
0.01	9.66	78.77		67	1.55		(0.58)	4.52		66
0.03	5.43	(71.28	) (f)	38	1.57	(g)	(0.17)	3.20		76
0.14	19.55	30.33		131	1.56	(i)	0.62	9.99	(j)	68

0.01	11.65	20.60		5,443	1.74		(1.26)	2.54		30
0.01	9.66	78.55		6,606	1.75		(0.86)	4.61		66
0.03	5.42	(71.33	) (f)	2,325	1.77	(g)	(0.56)	3.39		76
0.12	19.53	30.20		3,442	1.76	(i)	0.39	9.67	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 65

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Asia Equity Fund	Class A, Institutional Class and Select Class	Diversified
China Region Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
India Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Intrepid Japan Fund	Class A, Class B, Class C and Select Class	Diversified
Latin America Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Russia Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective November 1, 2009, Class B Shares of Intrepid European Fund and Intrepid Japan Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

The outstanding Class R5 Shares of China Region Fund, India Fund, Latin America Fund and Russia Fund were redeemed on June 14, 2010 and the share class was closed.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

66 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Asia Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Participation Notes
India	$27,831	$—	$—	$27,831
Total Participation Notes	27,831	—	—	27,831
Common Stocks
China	78,695	389,180	—	467,875
Hong Kong	—	93,924	—	93,924
India	—	261,656	—	261,656
Indonesia	—	80,871	—	80,871
Macau	—	41,071	—	41,071
Singapore	—	224,653	—	224,653
South Korea	—	255,174	—	255,174
Taiwan	—	213,968	—	213,968
Thailand	—	123,172	—	123,172
Total Common Stocks	78,695	1,683,669	—	1,762,364
Total Investments in Securities	$106,526	$1,683,669	$—	$1,790,195

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$178	$6,826	$—	$7,004
Hong Kong	58	3,130	—	3,188
Macau	—	149	—	149
Taiwan	—	4,362	—	4,362
Total Common Stocks	236	14,467	—	14,703
Investment Companies	—	104	—	104
Total Investments in Securities	$236	$14,571	$—	$14,807

India Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$—	$19,028	$—	$19,028

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 67

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Intrepid European Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$41,731	$183,874	$—	$225,605
Depreciation in Other Financial Instruments
Futures Contracts	$(19)	$—	$—	$(19)

Intrepid Japan Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$—	$10,109	$—	$10,109

Latin America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—	$710	$—	$710
Brazil	4,235	1,189	—	5,424
Canada	563	—	—	563
Chile	358	—	—	358
Mexico	2,451	1,574	—	4,025
Panama	237	—	—	237
United Kingdom	—	258	—	258
Total Common Stocks	7,844	3,731	—	11,575
Preferred Stocks
Brazil	3,562	1,130	—	4,692
Total Preferred Stocks	3,562	1,130	—	4,692
Total Investments in Securities	$11,406	$4,861	$—	$16,267

Russia Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,404	$312	$—	$1,716
Consumer Staples	1,305	3,299	—	4,604
Energy	243	7,468	—	7,711
Financials	173	4,280	—	4,453
Health Care	—	210	—	210
Industrials	—	361	—	361
Information Technology	—	50	—	50
Materials	98	5,246	—	5,344
Telecommunication Services	—	4,526	—	4,526
Utilities	—	157	—	157
Total Common Stocks	3,223	25,909	—	29,132

68 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

Russia Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$50	$—	$—	$50
Total Investments in Securities	$3,273	$25,909	$—	$29,182

#	Portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of an ADR, a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPM Russia Fund	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3		Balance as of 4/30/10
Investments in Securities
Common Stocks — Energy	$—	(a)	$—	$—	$—	$—	$—	(a)	$—
Common Stocks — Financials	—	(a)	—	—	—	—	—	(a)	—
Total	$—	(a)	$—	$—	$—	$—	$—	(a)	$—

(a)	Security has zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

B.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

At April 30, 2010, the Funds did not hold any illiquid securities.

C.  Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Intrepid European Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 69

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Intrepid European Fund decreased its activity in futures contracts during the six months ended April 30, 2010 with an average notional balance of approximately $3,321,000 and an ending notional balance of approximately $655,000.

D.  Forward Foreign Currency Exchange Contracts — The Intrepid European Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

At April 30, 2010, the Intrepid European Fund no longer held positions in these investments.

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Intrepid European Fund

Derivative Contract	Statements of Assets and Liabilities Location	Futures Contracts (a)
Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(19)
Total		$(19)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$3	$3
Equity contracts	365	—	365
Total	$365	$3	$368

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract		Futures Contracts	Total
Equity contracts		$(19)	$(19)
Total		$(19)	$(19)

The Fund’s derivative contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

70 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G.  Securities Lending — The Funds may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended April 30, 2010, the Intrepid European Fund earned approximately $12,000 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominate securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At April 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid European Fund	$28,149	$29,725	$29,725

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid European Fund	$5

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 71

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Funds incurred lending agent fees to JPMCB as follows for the six months ended April 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid European Fund	$6

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Intrepid Japan Fund	1.00
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

72 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of average daily net assets for the Funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Intrepid Japan Fund	0.25	0.75	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$4	$2
China Region Fund	3	1
India Fund	12	1
Intrepid European Fund	10	19
Intrepid Japan Fund	5	1
Latin America Fund	9	2
Russia Fund	10	7

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Aisa Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
China Region Fund	0.25	n/a	0.25%	0.05%	n/a	0.25
India Fund	0.25	n/a	0.25	0.05	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.10	0.25
Intrepid Japan Fund	0.25	0.25	0.25	n/a	n/a	0.25
Latin America Fund	0.25	n/a	0.25	0.05	n/a	0.25
Russia Fund	0.25	n/a	0.25	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 73

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.35%	1.50%
China Region Fund	2.00	n/a	2.50%	1.55%	n/a	1.75
India Fund	2.00	n/a	2.50	1.55	n/a	1.75
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.00	1.50
Intrepid Japan Fund	1.75	2.50	2.50	n/a	n/a	1.50
Latin America Fund	1.90	n/a	2.40	1.45	n/a	1.65
Russia Fund	2.00	n/a	2.50	1.55	n/a	1.75

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$—	$144	$—	$144	$—
China Region Fund	98	7	4	109	28
India Fund	94	4	4	102	19
Intrepid European Fund	28	7	18	53	—
Intrepid Japan Fund	50	5	9	64	39
Latin America Fund	73	8	4	85	9
Russia Fund	93	10	7	110	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid European Fund	$138	$35	$173

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid European Fund	$5
Latin America Fund	—	(a)
Russia Fund	1

(a)	Amount rounds to less than $1,000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

74 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2010, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Asia Equity Fund	$42
India Fund	1
Intrepid European Fund	2
Latin America Fund	1

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$913,194	$1,074,760
China Region Fund	5,556	6,587
India Fund	5,474	2,990
Intrepid European Fund	313,020	352,921
Intrepid Japan Fund	4,123	5,186
Latin America Fund	11,786	9,482
Russia Fund	9,688	7,801

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,482,937	$357,286	$50,028	$307,258
China Region Fund	11,521	3,375	89	3,286
India Fund	17,330	3,127	1,429	1,698
Intrepid European Fund	209,268	17,971	1,634	16,337
Intrepid Japan Fund	8,552	1,633	76	1,557
Latin America Fund	12,338	4,041	112	3,929
Russia Fund	22,143	9,268	2,229	7,039

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 75

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Asia Equity Fund, China Region Fund and Intrepid European Fund. Additionally, Intrepid Japan Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2010, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2010, the Asia Equity Fund invested approximately 26.1% of its total investments in China.

As of April 30, 2010, the Intrepid European Fund invested approximately 26.4% and 23.3% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in the United Kingdom and Germany, respectively.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At April 30, 2010, the Fund had 47.3%, 29.5% and 22.2% of its total investments invested in China, Taiwan and Hong Kong, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from India’s undeveloped systems of securities and transfer.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At April 30, 2010, the Fund had 62.2% and 24.7% of its total investments invested in Brazil and Mexico, respectively. In addition, at April 30, 2010, the Fund had 21.6% of its total investments in the Metals & Mining industry.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s undeveloped systems of securities and transfer. At April 30, 2010, the Fund had 25.5% of its total investments in the Oil, Gas & Consumable Fuels industry.

8. Subsequent Event

At their meeting in May 2010, the Board of Trustees of the Intrepid Japan Fund approved the liquidation of the Fund which will occur on or about June 25, 2010.

76 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,088.70	$9.06	1.75%
Hypothetical	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual	1,000.00	1,090.50	7.00	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Select Class
Actual	1,000.00	1,091.20	7.78	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

China Region Fund
Class A
Actual	1,000.00	1,037.70	10.10	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,034.90	12.61	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Class R5
Actual	1,000.00	1,039.70	7.84	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Select Class
Actual	1,000.00	1,038.60	8.85	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
India Fund
Class A
Actual	$1,000.00	$1,231.10	$11.06	2.00%
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,228.20	13.81	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Class R5
Actual	1,000.00	1,234.90	8.59	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Select Class
Actual	1,000.00	1,233.00	9.69	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

Intrepid European Fund
Class A
Actual	1,000.00	1,026.90	7.54	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,024.90	10.04	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,025.00	10.04	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Institutional Class
Actual	1,000.00	1,029.40	5.03	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,028.50	6.29	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

Intrepid Japan Fund
Class A
Actual	1,000.00	1,089.70	9.07	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class B
Actual	1,000.00	1,087.60	12.94	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Class C
Actual	1,000.00	1,084.80	12.92	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Select Class
Actual	1,000.00	1,089.90	7.77	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

78 J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2010

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Latin America Fund
Class A
Actual	$1,000.00	$1,180.70	$10.27	1.90%
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class C
Actual	1,000.00	1,177.70	12.96	2.40
Hypothetical	1,000.00	1,012.89	11.98	2.40
Class R5
Actual	1,000.00	1,183.20	7.85	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,182.90	8.93	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65

Russia Fund
Class A
Actual	1,000.00	1,204.20	10.88	1.99
Hypothetical	1,000.00	1,014.93	9.94	1.99
Class C
Actual	1,000.00	1,200.40	13.58	2.49
Hypothetical	1,000.00	1,012.45	12.42	2.49
Class R5
Actual	1,000.00	1,207.00	8.43	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Select Class
Actual	1,000.00	1,206.00	9.52	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2010	J.P. MORGAN COUNTRY/REGION FUNDS 79

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010    All rights reserved. April 2010.     SAN-INTEQ-CO-410

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2010 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Value SMA Fund	2
JPMorgan Tax Aware Real Return SMA Fund	5
Schedules of Portfolio Investments	8
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	24
Schedule of Shareholder Expenses	31

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 1

JPMorgan International Value SMA Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	8.51%
Morgan Stanley Capital International (MSCI) EAFE Value Index (Primary Benchmark)	0.38%

Net Assets as of 4/30/2010 (In Thousands)	$208,732

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when policy shifts and macroeconomic uncertainty began to pull regional markets in different directions. Indeed, while equities generally advanced for the six months ended April 30, 2010, there was clear separation between regions.

Stocks in Europe lagged because of the region’s debt crisis. In addition, the region has had a more sluggish exit from recession than the U.S., with its meager annualized GDP growth from the mid-2009 bottom driven primarily by government spending and exports. Emerging markets were generally strong for the reporting period. The Indian stock market was supported by better-than-expected GDP growth, strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, providing optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation. Brazil was bolstered by rising commodity prices, particularly the price of iron ore, which rose as a result of strong demand from China. The greater China region, however, lagged other emerging markets. While China had not raised interest rates as of the end of the reporting period, investors became concerned by the increasing reserve ratios that the government imposed on banks. Additionally, the Chinese government took measures to cool the country’s surging property market. Taiwan was the strongest performing country in the greater China region, as its economy was helped by increasing technology exports due to recovering consumer demand in the U.S.

FUND PERFORMANCE

The JPMorgan International Value SMA Fund outperformed its primary benchmark for the six months ended April 30, 2010. The Fund was established to implement the International Value SMA Strategy (the “Strategy”). It generally holds common shares of companies that are deemed attractive but are not accessible as ADRs.

German-based Lanxess and France-based Rhodia, which are both specialty chemical providers, were among the Fund’s significant contributors to relative performance. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Among the individual detractors from relative performance, Fund holding Sidenor Steel Products, a Greek steel company, declined with other Greek stocks on concerns about the country’s debt crisis. Meanwhile, shares of French building materials company Lafarge S.A. declined on profit taking following a strong run.

HOW THE FUND WAS MANAGED

The Fund is managed as part of the Strategy, which seeks to provide high total return from a portfolio of foreign company equity securities**. The Fund’s portfolio managers employ a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Strategy is managed by a team of highly experienced portfolio managers, whose efforts are supported by research analysts comprising our global sector teams. Using a proprietary dividend discount model, the analysts seek to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, the portfolio managers and analysts then work closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth. The Fund’s portfolio managers continued to rotate out of the Fund’s relatively less attractive investments to build positions in their best ideas.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2 J.P. MORGAN SMA FUNDS APRIL 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Unilever N.V. CVA (Netherlands)	3.6%
2.	UniCredit S.p.A. (Italy)	3.5
3.	Mitsubishi Electric Corp. (Japan)	3.4
4.	Ricoh Co., Ltd. (Japan)	3.4
5.	Mitsui & Co., Ltd. (Japan)	3.4
6.	Rhodia S.A. (France)	3.0
7.	Lafarge S.A. (France)	3.0
8.	Cairn Energy plc (United Kingdom)	2.9
9.	Lanxess AG (Germany)	2.8
10.	Volkswagen AG (Germany)	2.8

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	32.3%
France	14.5
United Kingdom	7.9
Germany	6.6
Italy	5.9
Australia	4.2
Netherlands	3.6
South Korea	2.8
Norway	2.5
South Africa	2.5
Belgium	2.4
China	2.2
Singapore	2.2
Turkey	2.0
Canada	2.0
Taiwan	1.8
Indonesia	1.6
Others (each less than 1.0%)	0.4
Short-Term Investment	2.6

*	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 3

JPMorgan International Value SMA Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	8.51%	40.65%	(7.66)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from August 17, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

4 J.P. MORGAN SMA FUNDS APRIL 30, 2010

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	2.91%
Barclays Capital 1-10 Year U.S. TIPS Index (Primary Benchmark)	2.91%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (Secondary Benchmark)	3.12%

Net Assets as of 4/30/2010 (In Thousands)	$12,755

MARKET OVERVIEW

In the U.S., investors’ appetite for risk continued to recover during the reporting period, supported by two quarters of positive GDP growth, strong corporate earnings and improving employment data. In addition, income growth was positive, firms continued to bring inventories in line with projected sales and household net wealth further stabilized.

This increasing risk appetite was evident in the municipal bond market, as investors preferred lower-quality securities. States facing financial difficulty, such as New York, California and Arizona, performed relatively well compared with the rest of the market during the reporting period. The market remained low on supply, as volume rose in only 28 states and Puerto Rico during the first three months of 2010. Build America Bonds continued to be a significant part of volume. Build America Bonds were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity.

FUND PERFORMANCE

The JPMorgan Tax Aware Real Return SMA Fund performed in line with its primary benchmark and underperformed its secondary benchmark for the six months ended April 30, 2010. The Fund was established to implement the Tax Aware Real Return SMA Strategy (the “Strategy”).

When comparing the Fund’s performance to the Barclays Capital 1–10 Year U.S. TIPS Index, it is essential to think about the Fund’s return on a tax-adjusted basis. Treasury Inflation Protected Securities (TIPS) generate income that is fully taxable, whereas the Fund attempts to provide investors with inflation protection that is more tax-efficient. During the reporting period, the Fund primarily invested in tax-exempt municipal bonds, which generally provide tax-exempt income, and used inflation-linked swaps to hedge against inflation. During the reporting period, the Fund’s municipal securities generated a higher after-tax return than similar maturity U.S. Treasury securities because of the municipal market’s higher tax equivalent yield. As of April 30, 2010, assuming a 35% tax rate, the taxable equivalent yield for a General Obligation AAA municipal bond with a 7 year maturity was 3.80%. The taxable equivalent return is the amount that a taxable investment (such as a U.S. Treasury Note) would have to return in order to generate the same amount of income as a tax-exempt investment of equal maturity. As of April 30, 2010, a U.S. Treasury Note with a 7 year maturity was returning 3.12%, 68 basis points (0.68%) lower than the taxable equivalent return of a General Obligation AAA municipal bond with a 7 year maturity.

The increase in the zero-coupon inflation-swap rate lagged the increase in the TIPS breakeven rate, hurting the Fund’s relative performance versus its primary benchmark. The zero-coupon inflation-swap rate is used to value the Fund’s inflation-linked swaps and measures their performance versus TIPS. The TIPS breakeven rate is the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity.

The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index was added as a secondary benchmark during the reporting period. The Fund’s portfolio managers expect that the Fund will generally outperform this benchmark in a rising inflation environment and lag when inflation declines because of the inflation hedge that the Fund takes through its use of inflation-linked swaps. However, while the Fund’s inflation hedge did add value as inflation expectations rose during the reporting period, the Fund underperformed its secondary benchmark because of its quality bias. The Fund invested primarily in high-quality general obligation bonds, pre-refunded bonds and essential-service revenue bonds, which hurt the Fund’s relative performance versus its secondary benchmark as investors preferred riskier lower-quality municipal bonds during the reporting period.

HOW THE FUND WAS MANAGED

The Fund seeks to maximize after-tax inflation-protected return and continued to invest primarily in high-quality municipal securities**. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

PORTFOLIO COMPOSITION***

Municipal Bonds	93.1%
Short-Term Investments	6.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

6 J.P. MORGAN SMA FUNDS APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		2.91%	7.90%	5.40%
After Taxes on Distributions		2.90	7.88	5.39
After Taxes on Distributions and Sale of Fund Shares		2.46	6.37	5.15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Tax Aware Real Return Custom Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = [(Barclays Capital 1–10 Year U.S. TIPS Index—Barclays Capital 1–10 Year Treasury Index) X 0.75] + Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.5%
	Australia — 4.1%
268	QBE Insurance Group Ltd. (m)	5,197
271	Santos Ltd.	3,441
		8,638
	Belgium — 2.4%
109	KBC Groep N.V. (a) (m)	4,899
	Canada — 2.0%
54	First Quantum Minerals Ltd.	4,105
	China — 2.2%
1,881	China Merchants Bank Co., Ltd., Class H (m)	4,610
	Finland — 0.1%
90	Ruukki Group OYJ (a)	217
	France — 14.4%
76	Bouygues S.A.	3,762
56	Compagnie Generale des Etablissements Michelin, Class B	4,054
85	Lafarge S.A. (m)	6,144
54	Pernod-Ricard S.A. (m)	4,629
266	Rhodia S.A. (a)	6,151
85	Sodexo	5,218
		29,958
	Germany — 3.8%
59	Hamburger Hafen und Logistik AG	2,153
122	Lanxess AG (m)	5,789
		7,942
	Greece — 0.3%
159	Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	631
	Indonesia — 1.5%
7,162	Perusahaan Gas Negara PT (m)	3,216
	Italy — 5.8%
1,032	Snam Rete Gas S.p.A. (m)	4,903
2,786	UniCredit S.p.A. (a) (m)	7,300
		12,203
	Japan — 31.9%
148	Aisin Seiki Co., Ltd. (m)	4,501
600	Chiba Bank Ltd. (The) (m)	3,800
798	Fujitsu Ltd. (m)	5,611
1	Japan Tobacco, Inc. (m)	2,686
673	JX Holdings, Inc. (a) (m)	3,752
243	Kirin Holdings Co., Ltd. (m)	3,481
887	Marubeni Corp. (m)	5,234
786	Mitsubishi Electric Corp. (m)	7,005
462	Mitsui & Co., Ltd. (m)	6,946
245	Mitsui Fudosan Co., Ltd. (m)	4,537
831	Nippon Sheet Glass Co. Ltd. (m)	2,730
1,134	Nippon Yusen KK (m)	4,662
410	Ricoh Co., Ltd. (m)	6,965
705	Sumitomo Heavy Industries Ltd. (m)	4,635
		66,545
	Netherlands — 3.5%
243	Unilever N.V. CVA (m)	7,399
	Norway — 2.5%
434	DnB NOR ASA	5,138
	Singapore — 2.2%
2,047	Singapore Telecommunications Ltd. (m)	4,515
	South Africa — 2.5%
1,069	African Bank Investments Ltd. (m)	5,121
	South Korea — 2.7%
52	LG Electronics, Inc. (m)	5,701
	Taiwan — 1.8%
377	HON HAI Precision Industry Co., Ltd., GDR (m)	3,782
	Turkey — 2.0%
858	Turkiye Garanti Bankasi AS (m)	4,155
	United Kingdom — 7.8%
990	Cairn Energy plc (a) (m)	6,045
465	Cookson Group plc (a) (m)	3,988
1,828	GKN plc (a) (m)	3,793
141	Petropavlovsk plc (m)	2,518
		16,344
	Total Common Stocks (Cost $173,664)	195,119
Preferred Stock — 2.7%
	Germany — 2.7%
59	Volkswagen AG (Cost $5,502)	5,733
Short-Term Investment — 2.5%
	Investment Company — 2.5%
5,264	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $5,264)	5,264
	Total Investments — 98.7% (Cost $184,430)	206,116
	Other Assets in Excess of Liabilities — 1.3%	2,616
	NET ASSETS — 100.0%	$208,732

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8 J.P. MORGAN SMA FUNDS APRIL 30, 2010

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.5%
Oil, Gas & Consumable Fuels	6.4
Auto Components	6.0
Trading Companies & Distributors	5.9
Chemicals	5.8
Gas Utilities	4.0
Beverages	3.9
Food Products	3.6
Metals & Mining	3.5
Electrical Equipment	3.4
Office Electronics	3.4
Construction Materials	3.0
Automobiles	2.8
Household Durables	2.8
Computers & Peripherals	2.7

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	2.5%
Insurance	2.5
Diversified Financial Services	2.5
Marine	2.3
Machinery	2.3
Real Estate Management & Development	2.2
Diversified Telecommunication Services	2.2
Industrial Conglomerates	2.0
Electronic Equipment, Instruments & Components	1.8
Construction & Engineering	1.8
Building Products	1.3
Tobacco	1.3
Transportation Infrastructure	1.0
Short-Term Investment	2.6

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
58	Dow Jones Euro STOXX 50 Index	06/18/10	$2,122	$12
19	FTSE 100 Index	06/18/10	1,601	(2)
				$10

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.6%
	Alaska — 0.9%
	General Obligation — 0.9%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15	112
	Arizona — 1.5%
	General Obligation — 0.7%
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	95
	Transportation — 0.8%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	101
	Total Arizona	196
	California — 9.3%
	Education — 1.0%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	70
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13	54
		124
	General Obligation — 1.6%
175	San Ramon Valley Unified School District, 2002 Election, GO, AGM, 5.250%, 08/01/14	197
	Other Revenue — 1.7%
100	California State Public Works Board, Various University of California Projects, Series D, Rev., 5.000%, 05/01/11	104
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	87
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	29
		220
	Prerefunded — 5.0%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	35
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	93
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	33
50	San Francisco City & County Airports Commission, Second Series Issue 28B, Rev., NATL-RE, 4.750%, 05/01/12 (p)	54
175	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.000%, 07/01/12 (p)	191
215	Twin Rivers Unified School District, GO, AGM, 5.250%, 08/01/12 (p)	237
		643
	Total California	1,184
	Colorado — 3.6%
	General Obligation — 2.8%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	356
	Special Tax — 0.8%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	110
	Total Colorado	466
	Connecticut — 5.5%
	General Obligation — 5.5%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	174
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	290
200	Town of Trumbull, GO, 5.000%, 09/15/16	232
	Total Connecticut	696
	District of Columbia — 1.0%
	Education — 0.8%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	111
	General Obligation — 0.2%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	22
	Total District of Columbia	133
	Florida — 2.4%
	Other Revenue — 0.7%
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/15	85
	Transportation — 1.5%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	138
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.000%, 07/01/11	53
		191

SEE NOTES TO FINANCIAL STATEMENTS.

10 J.P. MORGAN SMA FUNDS APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — 0.2%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/15	28
	Total Florida	304
	Georgia — 3.5%
	General Obligation — 3.0%
	State of Georgia,
155	Series B, GO, 5.000%, 07/01/11 (p)	163
50	Series D, GO, 4.000%, 08/01/11	52
150	Series D, GO, 5.250%, 10/01/15	177
		392
	Water & Sewer — 0.5%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	61
	Total Georgia	453
	Hawaii — 1.7%
	Prerefunded — 1.7%
200	City & County of Honolulu, Series A, GO, 6.000%, 01/01/12 (p)	218
	Idaho — 0.4%
	Water & Sewer — 0.4%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	58
	Illinois — 2.4%
	General Obligation — 1.0%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	70
60	Cook-Kane Lake & McHenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.000%, 12/01/11	64
		134
	Prerefunded — 1.4%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	174
	Total Illinois	308
	Indiana — 0.9%
	Education — 0.9%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	118
	Iowa — 0.6%
	Water & Sewer — 0.6%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	73
	Louisiana — 1.8%
	Industrial Development Revenue/Pollution Control Revenue — 1.8%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/19	226
	Maryland — 2.2%
	General Obligation — 1.3%
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	116
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	57
		173
	Transportation — 0.9%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	110
	Total Maryland	283
	Massachusetts — 2.1%
	Education — 0.9%
100	University of Massachusetts Building Authority, Senior Series 1, Rev., AMBAC, 5.250%, 11/01/13 (p)	114
	General Obligation — 0.3%
35	Commonwealth of Massachusetts, Consolidated Loan, Series A, GO, 5.000%, 05/01/13	39
	Prerefunded — 0.9%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	111
	Total Massachusetts	264
	Michigan — 1.4%
	Education — 0.7%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 05/15/15	82
	Prerefunded — 0.7%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	93
	Total Michigan	175
	Mississippi — 1.4%
	General Obligation — 0.7%
85	State of Mississippi, Capital Improvements, GO, 5.000%, 11/01/10	87

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.7%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	88
	Total Mississippi	175
	Missouri — 3.1%
	General Obligation — 1.5%
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/18	198
	Transportation — 0.9%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/16	111
	Water & Sewer — 0.7%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	87
	Total Missouri	396
	New Jersey — 3.3%
	Prerefunded — 2.1%
250	State of New Jersey, Series A, COP, AMBAC, 5.000%, 06/15/11 (p)	263
	Transportation — 1.2%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	90
60	Series A, Rev., 5.500%, 12/15/21	68
		158
	Total New Jersey	421
	New Mexico — 0.3%
	Other Revenue — 0.3%
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	34
	New York — 11.8%
	Education — 0.8%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	109
	General Obligation — 4.6%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	54
195	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	223
75	City of White Plains, Public Improvement, Series A, GO, 4.400%, 05/15/11	78
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	83
100	Syosset Central School District, GO, AGM, 4.250%, 12/15/13	111
35	Valhalla Union Free School District, GO, AGM, 5.000%, 03/15/11	37
		586
	Industrial Development Revenue/Pollution Control Revenue — 2.6%
280	City of New York, Series E-1, GO, 6.250%, 10/15/18	329
	Other Revenue — 1.3%
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	54
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	112
		166
	Special Tax — 0.9%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/14	112
	Water & Sewer — 1.6%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	201
	Total New York	1,503
	North Carolina — 4.4%
	Certificate Of Participation/Lease — 0.5%
65	Cabarrus County, COP, 5.250%, 02/01/13	71
	Transportation — 3.9%
	State of North Carolina,
150	Rev., NATL-RE, 5.000%, 03/01/12	161
300	Rev., NATL-RE, 5.000%, 03/01/13	332
		493
	Total North Carolina	564
	Ohio — 2.4%
	General Obligation — 1.8%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	116
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/18	116
		232

SEE NOTES TO FINANCIAL STATEMENTS.

12 J.P. MORGAN SMA FUNDS APRIL 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.6%
75	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	69
	Total Ohio	301
	Oklahoma — 2.6%
	Education — 2.6%
300	Oklahoma Capital Improvement Authority, Higher Education Projects, Series F, Rev., AMBAC, 5.000%, 07/01/13	334
	Pennsylvania — 4.6%
	Education — 1.6%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/16	201
	General Obligation — 2.2%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	55
200	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16 (p)	231
		286
	Water & Sewer — 0.8%
100	City of Philadelphia, Water & Wastewater, Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	106
	Total Pennsylvania	593
	Tennessee — 2.7%
	General Obligation — 0.4%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18	57
	Other Revenue — 2.3%
250	City of Memphis, Rev., 5.000%, 12/01/17	287
	Total Tennessee	344
	Texas — 9.6%
	Education — 1.6%
85	Texas A&M University, Financing System, Series B, Rev., 5.375%, 05/15/11	89
100	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/12	110
		199
	General Obligation — 0.6%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/17	80
	Other Revenue — 3.1%
210	Harris County, Series C, Rev., 5.000%, 08/15/19	230
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	163
		393
	Prerefunded — 1.3%
75	Liberty Independent School District, GO, PSF-GTD, 5.500%, 02/15/12 (p)	82
75	University of Texas, Series A, Rev., 6.250%, 01/01/13 (p)	85
		167
	Transportation — 0.4%
50	Harris County, Senior Lien, Toll Road, Rev., AGM, 5.375%, 08/15/11	53
	Utility — 0.4%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	57
	Water & Sewer — 2.2%
50	City of Houston, Utilities System, First Lien, Series A, Rev., AGM, 5.000%, 11/15/15	57
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	29
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/17	77
100	Trinity River Authority, Rev., 5.000%, 08/01/14	113
		276
	Total Texas	1,225
	Utah — 0.7%
	Other Revenue — 0.7%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14	86
	Vermont — 0.3%
	Utility — 0.3%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	39
	Virginia — 0.5%
	Other Revenue — 0.5%
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	58

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	Washington — 3.2%
	General Obligation — 2.8%
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	29
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	324
		353
	Transportation — 0.2%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	28
	Utility — 0.2%
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	23
	Total Washington	404
	Wisconsin — 5.5%
	General Obligation — 3.0%
50	Northland Pines School District, GO, AGM, 5.000%, 04/01/12	54
300	State of Wisconsin, Series 1, GO, 4.000%, 11/01/13	327
		381
	Other Revenue — 2.5%
300	State of Wisconsin, Series A, Rev., 5.000%, 07/01/18	325
	Total Wisconsin	706
	Total Municipal Bonds (Cost $11,978)	12,450

SHARES
Short-Term Investment — 7.2%
	Investment Company — 7.2%
916	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $916)	916
	Total Investments — 104.8% (Cost $12,894)	13,366
	Liabilities in Excess of Other Assets — (4.8)%	(611)
	NET ASSETS — 100.0%	$12,755

Percentages indicated are based on net assets.

Inflation-Linked Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(47)	$—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(67)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(20)	—
Royal Bank of Scotland	2.490% at termination	CPI-U at termination	08/07/10	1,000	(45)	—
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(70)	—
					$(249)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

14 J.P. MORGAN SMA FUNDS APRIL 30, 2010

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

AGM	—	Insured by Assured Guaranty Municipal Corp.

AMBAC	—	Insured by American Municipal Bond Assurance Corp.

COP	—	Certificate of Participation

CPI-U	—	Consumer Price Index for Urban Consumers

CVA	—	Dutch Certification

FGIC	—	Insured by Financial Guaranty Insurance Co.

GDR	—	Global Depositary Receipt

GO	—	General Obligation

GTD	—	Guaranteed

NATL	—	Insured by National Public Finance Guarantee Corp.

PSF	—	Public School Fund

Q-SBLF	—	Qualified School Bond Loan Fund

RE	—	Reinsured

Rev.	—	Revenue

XLCA	—	Insured by XL Capital Assurance

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	—	The rate shown is the current yield as of April 30, 2010.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	—	Security is prerefunded or escrowed to maturity.

(r)	—	Rates shown are per annum and payments are as described.

(t)	—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A., are approximately $196,747,000 and 95.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$200,852	$12,450
Investments in affiliates, at value	5,264	916
Total investment securities, at value	206,116	13,366
Cash	468	—
Foreign currency, at value	53	—
Receivables:
Investment securities sold	2,012	—
Fund shares sold	782	—
Interest and dividends	519	162
Tax reclaims	38	—
Variation margin on futures contracts	10	—
Due from Advisor	20	12
Total Assets	210,018	13,540

LIABILITIES:
Payables:
Dividends	—	32
Investment securities purchased	1,042	474
Fund shares redeemed	176	—
Outstanding swap contracts, at value	—	249
Accrued liabilities:
Custodian and accounting fees	22	8
Trustees’ and Chief Compliance Officer’s fees	1	—
Other	45	22
Total Liabilities	1,286	785
Net Assets	$208,732	$12,755

NET ASSETS:
Paid in capital	$216,962	$12,531
Accumulated undistributed (distributions in excess of) net investment income	914	—	(a)
Accumulated net realized gains (losses)	(30,839)	1
Net unrealized appreciation (depreciation)	21,695	223
Total Net Assets	$208,732	$12,755

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	18,064	1,218

Net asset value, offering and redemption price per share	$11.55	$10.47

Cost of investments in non-affiliates	$179,166	$11,978
Cost of investments in affiliates	5,264	916
Cost of foreign currency	54	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN SMA FUNDS APRIL 30, 2010

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$178
Dividend income from non-affiliates	1,263	—
Dividend income from affiliates	3	—	(a)
Foreign taxes withheld	(126)	—
Total investment income	1,140	178

EXPENSES:
Administration fees	88	5
Custodian and accounting fees	47	19
Collateral management fees	—	—	(a)
Professional fees	32	34
Trustees’ and Chief Compliance Officer’s fees	1	—
Printing and mailing costs	6	3
Registration and filing fees	18	17
Transfer agent fees	16	—	(a)
Other	2	3
Total expenses	210	81
Less amounts waived	(88)	(5)
Less earnings credits	—	—	(a)
Less expense reimbursements	(122)	(76)
Net expenses	—	—
Net investment income (loss)	1,140	178

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,411	—
Futures	336	—
Foreign currency transactions	(11)	—
Net realized gain (loss)	8,736	—
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	5,604	114
Futures	124	—
Foreign currency translations	(37)	—
Swaps	—	22
Change in net unrealized appreciation (depreciation)	5,691	136
Net realized/unrealized gains (losses)	14,427	136
Change in net assets resulting from operations	$15,567	$314

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,140	$2,785	$178	$293
Net realized gain (loss)	8,736	(23,243)	—	10
Change in net unrealized appreciation (depreciation)	5,691	51,344	136	592
Change in net assets resulting from operations	15,567	30,886	314	895

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,805)	(2,173)	(179)	(292)
From net realized gains	—	—	(8)	—
Total distributions to shareholders	(2,805)	(2,173)	(187)	(292)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	61,951	126,833	2,506	4,474
Dividends and distributions reinvested	955	294	–	–
Cost of shares redeemed	(36,641)	(54,293)	(180)	(2,115)
Change in net assets from capital transactions	$26,265	$72,834	$2,326	$2,359

NET ASSETS:
Change in net assets	39,027	101,547	2,453	2,962
Beginning of period	169,705	68,158	10,302	7,340
End of period	$208,732	$169,705	$12,755	$10,302
Accumulated undistributed (distributions in excess of) net investment income	$914	$2,579	$— (a)	$1

SHARE TRANSACTIONS:
Issued	5,498	14,113	239	439
Reinvested	87	36	—	—
Redeemed	(3,232)	(6,555)	(17)	(217)
Change in Shares	2,353	7,594	222	222

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN SMA FUNDS APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Six Months Ended April 30, 2010 (Unaudited)	$10.80	$0.06		$0.86	$0.92	$(0.17)
Year Ended October 31, 2009	8.40	0.26	(f)	2.38	2.64	(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

20 J.P. MORGAN SMA FUNDS APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.55	8.61%	$208,732	—%	1.22%	0.22%	41%
10.80	32.28	169,705	—	2.86	0.35	119
8.40	(48.89)	68,158	—	3.03	0.33	115
16.47	9.80	24,810	—	0.26	14.79	10

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2010 (Unaudited)	$10.34	$0.16	$0.14	$0.30	$(0.16)	$(0.01)		$(0.17)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38	(0.65)	(0.27)	(0.38)	—	(f)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16	0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

22 J.P. MORGAN SMA FUNDS APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.47	2.91%	$12,755	—%	3.15%	1.44%	1%
10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37
10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The International Value SMA Fund and the Tax Aware Real Return SMA Fund are 2 separate non-diversified funds of the Trust (collectively, the “Funds”) covered by this report.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24 J.P. MORGAN SMA FUNDS APRIL 30, 2010

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
International Value SMA Fund
Total Investments in Securities #	$9,369	$196,747	$—	$206,116

Appreciation in Other Financial Instruments
Futures Contracts	$12	$—	$—	$12
Depreciation in Other Financial Instruments
Futures Contracts	$(2)	$—	$—	$(2)

Tax Aware Real Return SMA Fund
Total Investments in Securities ##	$916	$12,450	$—	$13,366

Depreciation in Other Financial Instruments
Swaps	$—	$(249)	$—	$(249)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 1 consists of a common stock held in Canada and a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The International Value SMA Fund decreased its activity in futures contracts during the six months ended April 30, 2010, with an average notional balance of approximately $2,938,000 and an ending notional balance of approximately $3,723,000.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year . Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 25

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Swaps — The Tax Aware Real Return SMA Fund engages in inflation-linked swaps to provide inflation protection and to manage risks associated with changes to interest rates and swap spreads within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Notional amounts and values as of April 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s inflation-linked swap activities over the reporting period.

The Fund may be required to post collateral in the form of cash or securities which is held in segregated accounts with a fund’s custodian bank.

E. Summary of Derivative Information

The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$12
Total		$12
Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2)
Total		$(2)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Swaps
Interest rate contracts	Payables	$(249)
Total		$(249)

26 J.P. MORGAN SMA FUNDS APRIL 30, 2010

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$336	$336
Total	$336	$336

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$124	$124
Total	$124	$124

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$—	$—
Total	$—	$—

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$22	$22
Total	$22	$22

The Funds’ derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

G.  Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 27

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

F.  Waivers and Reimbursements — No expenses or fees (other than dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2011.

For the six months ended April 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Total	Contractual Reimbursements
International Value SMA Fund	$88	$88	$122
Tax Aware Real Return SMA Fund	5	5	76

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

28 J.P. MORGAN SMA FUNDS APRIL 30, 2010

The Funds may use related party broker/dealers. For the six months ended April 30, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$100,001	$72,427
Tax Aware Real Return SMA Fund	2,395	60

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$184,430	$27,551	$5,865	$21,686
Tax Aware Real Return SMA Fund	12,894	485	13	472

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

As of April 30, 2010, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income, from such securities.

As of April 30, 2010, the International Value SMA Fund invested approximately 32.3% of its total investments in Japan.

International Value SMA Fund and Tax Aware Real Return SMA Fund each have several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). Tax Aware Real Return SMA Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against Tax Aware Real Return SMA Fund. Such rights often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on Tax Aware Real Return SMA Fund. The ISDA agreements with certain counterparties allow the Tax Aware Real Return SMA Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account.

30 J.P. MORGAN SMA FUNDS APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,086.10	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,029.10	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2010 J.P. MORGAN SMA FUNDS 31

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-SMA-410

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2010 (Unaudited)

JPMorgan International Realty Fund
JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Realty Fund	2
JPMorgan Strategic Preservation Fund	6
Schedules of Portfolio Investments	9
Financial Statements	18
Financial Highlights	24
Notes to Financial Statements	28
Schedule of Shareholder Expenses	37

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   1

JPMorgan International Realty Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	2.67%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (Secondary Benchmark)	1.28%

Net Assets as of 4/30/2010 (In Thousands)	$55,469

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December of 2009, rising in lockstep before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

The international real estate securities market, while finishing the reporting period higher, also saw a wide divergence in returns across regions. European real estate securities underperformed amid investors’ concerns that European banks exposed to sovereign default risk would reign in lending. Real estate securities are more tied to the conditions in credit markets than other investments because they are required to pay out a significant amount of their retained earnings in dividends and need access to affordable credit to fund their operations. Accordingly, real estate securities outperformed in Japan as the country’s credit market, which had lagged the rest of the world’s recovery, showed signs of improvement during the reporting period. Canadian real estate securities were also strong, helped by the country’s economic strength.

FUND PERFORMANCE

The JPMorgan International Realty Fund (Class R5 Shares, without a sales charge) outperformed its primary benchmark, the MSCI EAFE Index, for the six months ended April 30, 2010. On April 1, 2010, the Fund’s secondary benchmark changed from the GPR 250 Global (ex United States) Index (“former secondary benchmark”) to the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (“new secondary benchmark”).

Drivers of the Fund’s relative performance against its former and new secondary benchmarks were similar for the reporting period. Against both benchmarks, strength from the Fund’s Japanese holdings was offset by not owning many of the outperforming Canadian real estate securities.

In Japan, investors’ optimism about the country’s improving credit markets benefited many of our holdings, including Tokyu REIT, Inc., Japan Retail Fund Investment Corp. and Mitsui Fudosan Co. Ltd., which were among the Fund’s largest individual contributors to relative performance. In addition, Tokyu REIT raised its forecast for operating income, while investors reacted favorably to Japan Retail Fund Investment Corp.’s management change.

On the negative side, not owning Brookfield Properties was among the largest detractors from the Fund’s relative performance. The Canada-based real estate company owns several office buildings in downtown Manhattan and benefited from the rebound in New York City’s commercial real estate market. Not owning Canada-based H&R Real Estate Investment Trust also hurt relative returns.

Security selection in the retail sector also hurt the Fund’s relative performance. Most notably, investors rotated out of Unibail-Rodamco. The France-based commercial property operator is viewed by investors as a relatively safe investment among real estate securities because its buildings’ longer-term leases offer steady streams of cash flow regardless of the economic backdrop. However, as positive economic indicators continued to support investors’ appetite for risk during the reporting period, the market preferred real estate securities that operate buildings with shorter-term leases and are more leveraged to the fluctuations of the economy.

HOW THE FUND WAS MANAGED

The Fund seeks long-term capital growth**. The Fund attempts to achieve consistent long-term returns (appreciation and income) that exceed the total return of its benchmark by investing in a diversified portfolio composed primarily of equity real estate securities. The Fund’s portfolio managers utilized our network of real estate securities specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. The Fund’s portfolio managers project long-term cash flow for each company and value real estate securities using a proprietary dividend discount model.

2   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sun Hung Kai Properties Ltd. (Hong Kong)	7.9%
2.	Westfield Group (Australia)	6.8
3.	Unibail-Rodamco (France)	6.3
4.	Mitsui Fudosan Co., Ltd. (Japan)	4.9
5.	Hang Lung Properties Ltd. (Hong Kong)	3.5
6.	Hongkong Land Holdings Ltd. (Hong Kong)	3.1
7.	China Overseas Land & Investment Ltd. (Hong Kong)	3.1
8.	British Land Co. plc (United Kingdom)	2.8
9.	CapitaLand Ltd. (Singapore)	2.6
10.	Segro plc (United Kingdom)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Hong Kong	23.7%
Japan	21.0
Australia	16.4
United Kingdom	8.6
France	7.5
Singapore	7.0
Netherlands	6.6
Canada	3.3
United States	1.5
Germany	1.3
Sweden	1.1
Others (each less than 1.0%)	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   3

JPMorgan International Realty Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		2.49%	42.51%	(14.63)%	(9.61)%
With Sales Charge*		(2.91)	34.98	(16.15)	(11.03)
CLASS C SHARES	11/30/06
Without CDSC		2.20	41.86	(15.04)	(10.05)
With CDSC**		1.20	40.86	(15.04)	(10.05)
CLASS R5 SHARES	11/30/06	2.67	43.16	(14.23)	(9.18)
SELECT CLASS SHARES	11/30/06	2.64	42.87	(14.41)	(9.37)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance, GPR 250 Global (ex United States) Index and Lipper International Real Estate Funds Average from November 30, 2006 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and GPR 250 Global (ex United States) Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Fund’s secondary benchmark changed from the GPR 250 Global (ex United States) Index to the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance

4   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   5

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.34%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (Primary Benchmark)	0.04%

Net Assets as of 4/30/2010 (In Thousands)	$116,120

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

The U.S. emerged as the clear winner among developed countries, as continued struggles in the housing market and concerns over increasing U.S. budget deficits were offset by improvement in the manufacturing sector and declines in weekly unemployment claims. In addition, corporate earnings continued to exceed expectations, with a significant amount of companies in the S&P 500 Index posting better-than-expected revenue.

FUND PERFORMANCE

The JPMorgan Strategic Preservation Fund (Class A Shares, without a sales charge) outperformed its primary benchmark for the six months ended April 30, 2010. While the majority of the Fund was invested in U.S. Treasury securities and sovereign debt, the Fund’s outperformance versus its primary benchmark was largely due to its exposure to convertible bonds and equities, as these investments were supported by investors’ increasing appetite for risk during the reporting period. However, while the Fund’s equity exposure contributed to relative performance overall, its exposure to Chinese property stocks detracted from relative performance during the reporting period. Chinese property stocks were hurt by investor concerns about the Chinese government’s measures to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases.

HOW THE FUND WAS MANAGED

The Fund seeks to provide a total return from a diversified portfolio of stocks and bonds**. The Fund invests in global stocks, convertible bonds, fixed income instruments, cash and cash equivalents, mainly U.S. Treasury Obligations. At the beginning of the reporting period, the Fund’s equity exposure was approximately 10%. The Fund’s portfolio managers began to increase this exposure as volatility stabilized, with the Fund’s equity exposure reaching nearly 30% in early March. However, as volatility returned to the market, the Fund’s portfolio managers decreased the Fund’s equity exposure, bringing it down to 8% by the end of the reporting period. In terms of the Fund’s convertible bonds, extensive research was conducted to identify companies with solid underlying fundamentals whose bonds were deemed by the Fund’s portfolio managers to be attractively valued and mispriced by the market. The Fund’s portfolio managers increased the Fund’s exposure to convertible bonds, as attractive investment opportunities materialized during the reporting period. Meanwhile, with interest rates reaching significantly low levels during the reporting period, investors’ expectations for rising interest rates created a steep yield curve. Typically in this environment, the short end of the yield curve spikes the quickest when interest rates do actually rise, sending the prices of bonds with shorter duration relatively lower to the prices of bonds on the intermediate part of the yield curve. The Fund’s portfolio managers increased the duration of the Fund’s fixed income investments more toward the intermediate part of the yield curve in an attempt to lessen the negative impact of rising interest rates.

6   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	U.S. Treasury Note, 2.375%, 02/28/15	6.3%
2.	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/27/13 (Germany)	4.2
3.	iShares FTSE/Xinhua A50 China (Hong Kong)	4.0
4.	U.S. Treasury Note, 3.875%, 05/15/18	3.8
5.	U.S. Treasury Note, 3.750%, 11/15/18	3.7
6.	European Investment Bank, 2.750%, 03/23/15 (Supranational)	3.6
7.	United Kingdom Gilt, 4.250%, 03/07/11 (United Kingdom)	3.4
8.	U.S. Treasury Bond, 7.500%, 11/15/16	3.1
9.	U.S. Treasury Bond, 8.750%, 05/15/17	3.1
10.	Australia Government Bond, 5.706%, 08/20/20 (Australia)	3.0

PORTFOLIO COMPOSITION BY COUNTRY***

United States	56.6%
Germany	5.7
United Kingdom	5.5
Australia	5.4
Netherlands	4.8
Hong Kong	4.0
France	3.8
Supranational	3.6
Cayman Islands	2.6
Ireland	1.8
Malaysia	1.1
Panama	1.0
Others (each less than 1.0%)	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   7

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		2.34%	4.80%	0.80%	0.73%
With Sales Charge*		(1.53)	0.88	(0.47)	(0.50)
CLASS C SHARES	3/30/07
Without CDSC		2.15	4.31	0.30	0.25
With CDSC**		1.15	3.31	0.30	0.25
CLASS R5 SHARES	3/30/07	2.61	5.29	1.25	1.19
SELECT CLASS SHARES	3/30/07	2.55	5.08	1.07	0.99

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible Portfolio Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carries a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
		Australia — 16.2%
1,299		BGP Holdings Beneficial Interest Share (a) (m)	—
697		CFS Retail Property Trust (m)	1,229
1,040		Commonwealth Property Office Fund (m)	887
1,693		Dexus Property Group (m)	1,256
1,158		Goodman Group (m)	753
171		GPT Group (m)	91
285		Stockland (m)	1,041
313		Westfield Group (m)	3,694
			8,951
		Belgium — 0.6%
4		Befimmo S.C.A. (m)	270
2		Warehouses De Pauw SCA (m)	73
			343
		Canada — 3.3%
38		Artis REIT (m)	435
12		Cominar Real Estate Investment Trust (m)	227
15		First Capital Realty, Inc. (m)	322
43		RioCan REIT (m)	827
			1,811
		China — 0.4%
198		Agile Property Holdings Ltd. (m)	229
		Finland — 0.9%
130		Sponda OYJ (m)	509
		France — 7.4%
20		Klepierre	680
18		Unibail-Rodamco (m)	3,443
			4,123
		Germany — 1.3%
21		Alstria Office REIT AG (m)	232
10		DIC Asset AG (m)	85
50		IVG Immobilien AG (a) (m)	403
			720
		Hong Kong — 23.4%
41		Cheung Kong Holdings Ltd. (m)	506
866		China Overseas Land & Investment Ltd. (m)	1,681
248		China Resources Land Ltd. (m)	454
530		Hang Lung Properties Ltd. (m)	1,907
73		Henderson Land Development Co., Ltd. (m)	460
319		Hongkong Land Holdings Ltd. (m)	1,687
498		Link REIT (The) (m)	1,220
311		Sun Hung Kai Properties Ltd. (m)	4,312
141		Wharf Holdings Ltd. (m)	763
			12,990
		Japan — 20.7%
—	(h)	BLife Investment Corp.	4
—	(h)	Japan Excellent, Inc. (m)	490
—	(h)	Japan Prime Realty Investment Corp. (m)	229
—	(h)	Japan Real Estate Investment Corp. (m)	1,368
1		Japan Retail Fund Investment Corp. (m)	717
—	(h)	Kenedix Realty Investment Corp. (m)	715
73		Mitsubishi Estate Co., Ltd. (m)	1,316
146		Mitsui Fudosan Co., Ltd. (m)	2,704
—	(h)	Nippon Building Fund, Inc. (m)	713
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	484
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	256
—	(h)	Premier Investment Corp. (m)	482
61		Sumitomo Realty & Development Co., Ltd. (m)	1,252
—	(h)	Tokyu REIT, Inc. (m)	730
			11,460
		Netherlands — 6.5%
16		Corio N.V. (m)	924
10		Eurocommercial Properties N.V. (m)	389
42		Nieuwe Steen Investments Funds N.V. (m)	848
17		Vastned Offices/Industrial NV (m)	259
11		Vastned Retail N.V. (m)	626
7		Wereldhave N.V. (m)	578
			3,624
		Singapore — 6.9%
448		Ascendas REIT (m)	626
958		CapitaCommercial Trust (m)	838
520		CapitaLand Ltd. (m)	1,405
208		CapitaMall Trust (m)	293
36		City Developments Ltd. (m)	277
55		Keppel Land Ltd. (m)	148
387		Mapletree Logistics Trust (m)	246
			3,833
		Sweden — 1.1%
67		Castellum AB (m)	608
		United Kingdom — 8.5%
37		Big Yellow Group plc (a) (m)	184
218		British Land Co. plc (m)	1,547
95		Hammerson plc (m)	554
79		Helical Bar plc (m)	407
47		Land Securities Group plc (m)	467
92		London & Stamford Property Ltd. (m)	163
292		Segro plc (m)	1,379
			4,701
		Total Common Stocks (Cost $48,674)	53,902

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   9

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Hong Kong — 0.0%
14	Henderson Land, expiring 12/29/49 (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
800	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%, (b) (l) (Cost $800)	800
	Total Investments — 98.6% (Cost $49,474)	54,702
	Other Assets in Excess of Liabilities — 1.4%	767
	NET ASSETS — 100.0%	$55,469

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	41.7%
Diversified	25.6
Shopping Centers	19.7
Office Property	8.5
Industrial	1.7
Short-Term Investment	1.5
Others (each less than 1.0%)	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
220,966	EUR
2,285,556	for HKD	06/15/10	$294	#	$294	#	$— (h)
363,204	EUR
45,224,976	for JPY	06/15/10	482	#	484	#	2
3,107,965	HKD
259,238	for GBP	06/15/10	396	#	400	#	4
32,429,114	HKD
389,212,480	for JPY	06/15/10	4,146	#	4,179	#	33
1,749,389	SGD
1,373,502	for AUD	06/15/10	1,265	#	1,277	#	12
2,457,179	AUD	06/15/10	2,226		2,262		36
1,979,604	CAD	06/15/10	1,942		1,949		7
549,904	CHF	06/15/10	511		511		— (h)
1,791,751	EUR	06/15/10	2,424		2,386		(38)
1,263,920	GBP	06/15/10	1,900		1,934		34
14,407,338	HKD	06/15/10	1,857		1,856		(1)
473,966,501	JPY	06/15/10	5,172		5,048		(124)
611,122	NOK	06/15/10	103		104		1
1,007,177	SEK	06/15/10	141		139		(2)
938,301	SGD	06/15/10	673		685		12
7,828,517	ZAR	06/15/10	1,036		1,052		16
			$24,568		$24,560		$(8)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,896,434	AUD	06/15/10	$1,725	$1,746	$(21)
3,825,609	EUR	06/15/10	5,189	5,094	95
542,654	GBP	06/15/10	821	830	(9)
60,306,858	HKD	06/15/10	7,773	7,771	2
199,301,085	JPY	06/15/10	2,174	2,123	51
2,275,650	SGD	06/15/10	1,626	1,661	(35)
7,828,517	ZAR	06/15/10	1,038	1,052	(14)
			$20,346	$20,277	$69

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/10 of the currency being sold, and the value at 04/30/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   11

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — 11.0%
		Canada — 0.2%
4		Agrium, Inc. (m)	223
		China — 0.7%
73		China Life Insurance Co., Ltd., Class H (m)	336
117		China Shenhua Energy Co., Ltd., Class H (m)	500
			836
		France — 0.3%
7		Total S.A. (m)	361
		Japan — 0.6%
6		Daikin Industries Ltd. (m)	234
4		Nidec Corp. (m)	431
			665
		Luxembourg — 0.3%
10		ArcelorMittal (m)	404
		Singapore — 0.1%
26		Wilmar International Ltd. (m)	130
		Taiwan — 0.4%
61		HON HAI Precision Industry Co., Ltd. (m)	286
9		MediaTek, Inc. (m)	153
—	(h)	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	—	(h)
			439
		United Kingdom — 1.1%
23		BG Group plc (m)	396
46		BP plc (m)	399
44		Burberry Group plc (m)	456
			1,251
		United States — 7.3%
4		Apache Corp. (m)	456
2		Apple, Inc. (a) (m)	621
8		Celgene Corp. (a) (m)	511
5		Chevron Corp. (m)	445
12		Corning, Inc. (m)	227
5		Freeport-McMoRan Copper & Gold, Inc. (m)	412
17		Hewlett-Packard Co. (m)	876
6		McDonald’s Corp. (m)	400
21		Microsoft Corp. (m)	654
5		Mosaic Co. (The) (m)	277
4		Newmont Mining Corp. (m)	251
20		Norfolk Southern Corp. (m)	1,160
6		Schlumberger Ltd. (m)	431
15		Union Pacific Corp. (m)	1,116
16		Walt Disney Co. (The) (m)	587
			8,424
		Total Common Stocks (Cost $11,424)	12,733

PRINCIPAL AMOUNT
Convertible Bonds — 29.2%
	Cayman Islands — 2.4%
	Transocean, Inc.,
2,291	Series A, 1.625%, 12/15/37 (m)	2,248
608	Series B, 1.500%, 12/15/37 (m)	587
		2,835
	France — 1.2%
EUR 289	AXA SA, Series CS, 2.500%, 01/01/14 (m)	831
EUR 846	Rhodia S.A., 0.500%, 01/01/14 (m)	522
		1,353
	Germany — 4.0%
EUR 3,300	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/27/13 (m)	4,627
	Hungary — 0.9%
EUR 700	Magyar Nemzeti Vagyonkezel Zrt, 4.400%, 09/25/14 (m)	1,001
	Luxembourg — 0.0% (g)
EUR 1	ArcelorMittal, 7.250%, 04/01/14 (m)	39
	Malaysia — 1.1%
1,100	Cherating Capital Ltd., VAR, 2.000%, 07/05/12 (m)	1,252
	Netherlands — 1.9%
CHF 745	Pargesa Netherlands NV, 1.700%, 04/27/13 (m)	663
EUR 400	Portugal Telecom International Finance BV, Series PTC, 4.125%, 08/28/14 (m)	533
804	Teva Pharmaceutical Finance Co. BV, Series D, 1.750%, 02/01/26 (m)	977
		2,173
	Panama — 0.9%
962	Carnival Corp., 2.000%, 04/15/21 (m)	1,085
	Singapore — 0.6%
	CapitaLand Ltd.,
SGD 750	2.875%, 09/03/16 (m)	567
SGD 250	3.125%, 03/05/18 (m)	185
		752

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — Continued
	United Kingdom — 1.0%
1,100	Shire plc, 2.750%, 05/09/14 (m)	1,101
	United States — 15.2%
100	Alcatel-Lucent USA, Inc., Series A, 2.875%, 06/15/23 (m)	100
2,037	Amgen, Inc., 0.125%, 02/01/11 (m)	2,014
	Boston Properties LP,
574	2.875%, 02/15/37 (m)	573
978	3.750%, 05/15/36 (m)	1,049
	EMC Corp.,
1,645	1.750%, 12/01/11 (m)	2,075
487	1.750%, 12/01/13 (m)	634
770	Gilead Sciences, Inc., 0.625%, 05/01/13 (m)	905
926	Health Care REIT, Inc., 4.750%, 12/01/26 (m)	1,005
989	Liberty Media LLC, 3.125%, 03/30/23 (m)	1,090
	Life Technologies Corp.,
200	1.500%, 02/15/24 (m)	238
497	3.250%, 06/15/25 (m)	600
1,797	Medtronic, Inc., 1.500%, 04/15/11 (m)	1,815
532	NASDAQ OMX Group, Inc. (The), 2.500%, 08/15/13 (m)	519
895	NetApp, Inc., 1.750%, 06/01/13 (m)	1,112
294	ProLogis, 3.250%, 03/15/15 (m)	304
469	Rayonier TRS Holdings, Inc., 3.750%, 10/15/12 (m)	524
1,120	Swiss Re America Holding Corp., VAR, 3.250%, 11/21/21 (m)	1,088
473	Symantec Corp., 1.000%, 06/15/13 (m)	506
479	Tech Data Corp., 2.750%, 12/15/26 (m)	497
876	Vornado Realty LP, 3.875%, 04/15/25 (m)	999
		17,647
	Total Convertible Bonds (Cost $33,017)	33,865
Foreign Government Securities — 16.4%
	Australia — 5.2%
	Australia Government Bond,
AUD 2,800	0.000%, 09/20/25 (m)	2,698
AUD 2,250	5.706%, 08/20/20 (m)	3,296
		5,994
	France — 2.1%
EUR 300	Government of France, 4.000%, 04/25/14 (m)	433
2,000	Societe Financement de l’Economie Francaise, 2.875%, 09/22/14 (e) (m)	2,027
		2,460
	Germany — 1.4%
EUR 500	Bundesobligation, 4.000%, 10/11/13 (m)	725
	Bundesrepublik Deutschland,
EUR 350	4.250%, 01/04/14 (m)	512
EUR 300	5.000%, 01/04/12 (m)	428
		1,665
	Ireland — 1.7%
EUR 1,500	Ireland Government Bond, 3.900%, 03/05/12 (m)	2,017
	Netherlands — 2.7%
	Kingdom of Netherlands,
EUR 700	3.250%, 07/15/15 (m)	980
EUR 500	3.750%, 07/15/14 (a) (m)	718
EUR 1,000	4.500%, 07/15/17 (m)	1,483
		3,181
	United Kingdom — 3.3%
GBP 2,400	United Kingdom Gilt, 4.250%, 03/07/11 (m)	3,784
	Total Foreign Government Securities (Cost $19,149)	19,101

SHARES
Investment Company — 3.8%
Hong Kong — 3.8%
HKD 2,710	iShares FTSE/Xinhua A50 China (m) (Cost $4,833)	4,426

PRINCIPAL AMOUNT
Supranational — 3.4%
4,000	European Investment Bank, 2.750%, 03/23/15 (m) (Cost $3,997)	4,000
U.S. Treasury Obligations — 22.2%
	U.S. Treasury Bonds,
2,700	7.500%, 11/15/16 (m)	3,433
2,500	8.750%, 05/15/17 (m)	3,405
2,000	8.875%, 02/15/19 (m)	2,825
	U.S. Treasury Notes,
7,000	2.375%, 02/28/15 (m)	7,004
4,000	3.750%, 11/15/18 (m)	4,086
900	3.875%, 05/15/10 (m)	901
4,000	3.875%, 05/15/18 (m)	4,154
	Total U.S. Treasury Obligations (Cost $25,652)	25,808

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   13

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 9.3%
	Investment Company — 9.3%
10,743	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $10,743)	10,743
	Total Investments — 95.3% (Cost $108,815)	110,676
	Other Assets in Excess of Liabilities — 4.7%	5,444
	NET ASSETS — 100.0%	$116,120

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	23.3%
Foreign Governments	17.3
Computers & Peripherals	4.8
Commercial Banks	4.2
Mutual Funds	4.0
Biotechnology	3.9
Supranational	3.6
Real Estate Investment Trusts (REITs)	3.6
Oil, Gas & Consumable Fuels	2.8
Diversified Financial Services	2.5
Energy Equipment & Services	2.4
Road & Rail	2.1
Insurance	2.0
Pharmaceuticals	1.9
Health Care Equipment & Supplies	1.6
Media	1.5
Hotels, Restaurants & Leisure	1.3
Metals & Mining	1.0
Short-Term Investment	9.7
Others (each less than 1.0%)	6.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	DAX	06/18/10	3,469	(70)
142	10 Year U.S. Treasury Note	06/21/10	16,743	269
78	3 Month Euro	09/13/10	25,724	11
	Short Futures Outstanding
(19)	Euro Bund	06/08/10	(3,158)	(57)
(32)	10 Year Commonwealth Treasury Bond	06/15/10	(3,023)	10
(132)	Dow Jones Euro STOXX 50 Index	06/18/10	(4,830)	267
(260)	E-mini S&P 500	06/18/10	(15,384)	34
(21)	Long Gilt	06/28/10	(3,725)	(31)
(179)	2 Year U.S. Treasury Note	06/30/10	(38,947)	(130)
(78)	3 Month Euro	03/14/11	(25,666)	(62)
				241

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,329,573	HKD
223,531	for EUR	06/10/10	297	#	300	#	3
584,992	AUD	06/10/10	526		539		13
2,621,983	CAD	06/10/10	2,577		2,581		4
824,033	GBP	06/10/10	1,253		1,261		8
2,247,664	HKD	06/10/10	290		290		—	(h)
			4,943		4,971		28

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,750,865	AUD	06/10/10	6,031	6,219	(188)
2,613,110	CAD	06/10/10	2,569	2,573	(4)
549,281	CHF	06/10/10	512	510	2
12,153,776	EUR	06/10/10	16,528	16,184	344
3,971,882	GBP	06/10/10	5,954	6,076	(122)
37,822,331	HKD	06/10/10	4,875	4,873	2
40,208,324	JPY	06/10/10	451	429	22
241,018	SGD	06/10/10	172	176	(4)
			37,092	37,040	52

#
For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/10 of the currency being sold, and the value at 04/30/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   15

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

NOK—	Norwegian Krone

REIT—	Real Estate Investment Trust

SEK—	Swedish Krona

SGD—	Singapore Dollar

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2010.

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	The rate shown is the current yield as of April 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$52,091	95.2%
Strategic Preservation Fund	8,512	7.7

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$53,902		$99,933
Investments in affiliates, at value	800		10,743
Total investment securities, at value	54,702		110,676
Cash	437		1,497
Foreign currency, at value	—		1,232
Deposit at broker for futures contracts	—		2,133
Receivables:
Investment securities sold	751		—
Fund shares sold	510		1,243
Interest and dividends	442		937
Tax reclaims	1		5
Variation margin on futures contracts	—		250
Unrealized appreciation on forward foreign currency exchange contracts	305		398
Total Assets	57,148		118,371

LIABILITIES:
Payables:
Investment securities purchased	1,334		—
Fund shares redeemed	14		1,782
Unrealized depreciation on forward foreign currency exchange contracts	244		318
Accrued liabilities:
Investment advisory fees	13		53
Administration fees	2		9
Shareholder servicing fees	4		25
Distribution fees	4		25
Custodian and accounting fees	13		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	51		23
Total Liabilities	1,679		2,251
Net Assets	$55,469		$116,120

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$82,236	$113,430
Accumulated undistributed (distributions in excess of) net investment income	(982)	158
Accumulated net realized gains (losses)	(31,070)	368
Net unrealized appreciation (depreciation)	5,285	2,164
Total Net Assets	$55,469	$116,120

Net Assets:
Class A	$14,625	$115,698
Class C	1,213	266
Class R5	30,630	104
Select Class	9,001	52
Total	$55,469	$116,120

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,618	7,789
Class C	136	18
Class R5	3,371	7
Select Class	994	3

Net Asset Value:
Class A — Redemption price per share	$9.04	$14.85
Class C — Offering price per share (b)	8.92	14.76
Class R5 — Offering and redemption price per share	9.09	14.94
Select Class — Offering and redemption price per share	9.06	14.89
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.54	$15.43

Cost of investments in non-affiliates	$48,674	$98,072
Cost of investments in affiliates	800	10,743
Cost of foreign currency	—	1,238

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   19

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$516
Dividend income from non-affiliates	1,163	106
Dividend income from affiliates	— (a)	8
Foreign taxes withheld	(92)	(2)
Total investment income	1,071	628

EXPENSES:
Investment advisory fees	204	278
Administration fees	21	44
Distribution fees:
Class A	10	112
Class C	4	1
Shareholder servicing fees:
Class A	10	112
Class C	1	— (a)
Class R5	7	— (a)
Select Class	11	3
Custodian and accounting fees	49	30
Interest expense to affiliates	— (a)	—
Professional fees	39	43
Trustees’ and Chief Compliance Officer’s fees	— (a)	1
Printing and mailing costs	12	22
Registration and filing fees	33	36
Transfer agent fees	14	5
Other	4	5
Total expenses	419	692
Less amounts waived	(172)	(89)
Net expenses	247	603
Net investment income (loss)	824	25

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	841	457
Futures	—	(207)
Foreign currency transactions	188	1,076
Net realized gain (loss)	1,029	1,326
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,082)	243
Futures	—	434
Foreign currency translations	156	193
Change in net unrealized appreciation (depreciation)	(926)	870
Net realized/unrealized gains (losses)	103	2,196
Change in net assets resulting from operations	$927	$2,221

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$824	$1,222	$25	$72
Net realized gain (loss)	1,029	(18,976)	1,326	(774)
Change in net unrealized appreciation (depreciation)	(926)	24,705	870	1,569
Change in net assets resulting from operations	927	6,951	2,221	867

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(568)	(2)	—	(5)
Class C
From net investment income	(86)	(1)	—	(4)
Class R5
From net investment income	(2,379)	(158)	—	(3)
Select Class
From net investment income	(741)	(24)	—	(275)
Total distributions to shareholders	(3,774)	(185)	—	(287)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	17,983	(5,591)	47,568	56,165

NET ASSETS:
Change in net assets	15,136	1,175	49,789	56,745
Beginning of period	40,333	39,158	66,331	9,586
End of period	$55,469	$40,333	$116,120	$66,331
Accumulated undistributed (distributions in excess of) net investment income	$(982)	$1,968	$158	$133

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund			Strategic Preservation Fund
	Six Months Ended 4/30/2010 (Unaudited)		Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,555		$5,630	$78,227	$58,606
Dividends and distributions reinvested	565		1	—	5
Cost of shares redeemed	(1,489)		(4,594)	(21,083)	(2,765)
Redemption fees	—	(a)	— (a)	—	—
Change in net assets from Class A capital transactions	$9,631		$1,037	$57,144	$55,846
Class C
Proceeds from shares issued	$364		$154	$32	$38
Dividends and distributions reinvested	59		— (a)	—	4
Cost of shares redeemed	(77)		(4,014)	(7)	—	(a)
Redemption fees	—	(a)	— (a)	—	—
Change in net assets from Class C capital transactions	$346		$(3,860)	$25	$42
Class R5
Proceeds from shares issued	$5,276		$5,009	$—	$—
Dividends and distributions reinvested	2,380		158	—	3
Cost of shares redeemed	(562)		(8,348)	—	—	(a)
Redemption fees	—	(a)	2	—	—
Change in net assets from Class R5 capital transactions	$7,094		$(3,179)	$—	$3
Select Class
Proceeds from shares issued	$1,674		$3,992	$—	$1
Dividends and distributions reinvested	635		9	—	275
Cost of shares redeemed	(1,397)		(3,591)	(9,601)	(2)
Redemption fees	—	(a)	1	—	—
Change in net assets from Select Class capital transactions	$912		$411	$(9,601)	$274

Total change in net assets from capital transactions	$17,983		$(5,591)	$47,568	$56,165

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

	International Realty Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	1,148	734	5,324	4,069
Reinvested	64	— (a)	—	1
Redeemed	(164)	(666)	(1,427)	(191)
Change in Class A Shares	1,048	68	3,897	3,879
Class C
Issued	41	19	2	3
Reinvested	7	— (a)	—	—	(a)
Redeemed	(9)	(554)	— (a)	—
Change in Class C Shares	39	(535)	2	3
Class R5
Issued	569	649	—	—
Reinvested	270	22	—	—	(a)
Redeemed	(58)	(1,106)	—	—
Change in Class R5 Shares	781	(435)	—	—	(a)
Select Class
Issued	181	596	—	—	(a)
Reinvested	72	1	—	19
Redeemed	(142)	(440)	(654)	—	(a)
Change in Select Class Shares	111	157	(654)	19

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   24

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$9.72	$0.17	(e)	$0.04	$0.21	$(0.89)	$	— (f)
Year Ended October 31, 2009	8.00	0.26	(e)	1.46	1.72	— (f)		— (f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)		— (f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)		0.01

Class C
Six Months Ended April 30, 2010 (Unaudited)	9.62	0.13	(e)	0.06	0.19	(0.89)		— (f)
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)		— (f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)		— (f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)		0.01

Class R5
Six Months Ended April 30, 2010 (Unaudited)	9.76	0.17	(e)	0.06	0.23	(0.90)		— (f)
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)		— (f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)		— (f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)		0.01

Select Class
Six Months Ended April 30, 2010 (Unaudited)	9.73	0.16	(e)	0.07	0.23	(0.90)		— (f)
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)		— (f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)		— (f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)		0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.04	2.49%	$14,625	1.40%		3.73%	2.16%	44%
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

8.92	2.20	1,213	1.90		2.82	2.66	44
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

9.09	2.67	30,630	0.95		3.70	1.71	44
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

9.06	2.64	9,001	1.15		3.46	1.91	44
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Strategic Preservation Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$14.50	$—	(e)(f)	$0.35	$0.35	$—
Year Ended October 31, 2009	14.25	0.03	(e)	0.60	0.63	(0.38)
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)
March 30, 2007 (g) through October 31, 2007	15.00	0.17		0.65	0.82	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	14.45	(0.03	)(e)	0.34	0.31	—
Year Ended October 31, 2009	14.19	(0.04	)(e)	0.61	0.57	(0.31)
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)
March 30, 2007 (g) through October 31, 2007	15.00	0.13		0.64	0.77	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	14.56	0.04	(e)	0.34	0.38	—
Year Ended October 31, 2009	14.31	0.09	(e)	0.61	0.70	(0.45)
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)
March 30, 2007 (g) through October 31, 2007	15.00	0.21		0.65	0.86	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	14.52	0.03	(e)	0.34	0.37	—
Year Ended October 31, 2009	14.28	0.07	(e)	0.60	0.67	(0.43)
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)
March 30, 2007 (g) through October 31, 2007	15.00	0.19		0.65	0.84	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$14.85	2.41%	$115,698	1.30%	0.04%	1.49%		45%
14.50	4.52	56,450	1.32	0.23	2.10		47
14.25	(9.40)	191	1.35	1.50	3.91		89
15.82	5.47	211	1.35	1.94	7.39	(h)	34

14.76	2.15	266	1.81	(0.44)	2.01		45
14.45	4.05	235	1.84	(0.30)	3.28		47
14.19	(9.83)	190	1.85	1.00	4.41		89
15.77	5.13	210	1.85	1.44	7.89	(h)	34

14.94	2.61	104	0.86	0.51	1.06		45
14.56	5.00	101	0.89	0.66	2.35		47
14.31	(8.95)	96	0.90	1.95	3.46		89
15.86	5.73	106	0.90	2.39	6.94	(h)	34

14.89	2.55	52	1.10	0.42	1.36		45
14.52	4.80	9,545	1.09	0.46	2.55		47
14.28	(9.16)	9,109	1.10	1.76	3.61		89
15.84	5.60	4,753	1.10	2.19	7.14	(h)	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/ Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

The following table represents each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,951	$—	$8,951
Belgium	—	343	—	343
Canada	1,811	—	—	1,811
China	—	229	—	229
Finland	—	509	—	509
France	—	4,123	—	4,123
Germany	—	720	—	720
Hong Kong	—	12,990	—	12,990
Japan	—	11,460	—	11,460
Netherlands	—	3,624	—	3,624
Singapore	—	3,833	—	3,833
Sweden	—	608	—	608
United Kingdom	—	4,701	—	4,701
Total Common Stocks	1,811	52,091	—	53,902
Warrants
Hong Kong	—	—	—	—
Short-Term Investment
Investment Company	800	—	—	800
Total Investments in Securities	$2,611	$52,091	$—	$54,702
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$305	$—	$305
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(244)	$—	$(244)

Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$223	$—	$—	$223
China	—	836	—	836
France	—	361	—	361
Japan	—	665	—	665
Luxembourg	—	404	—	404
Singapore	—	130	—	130
Taiwan	—	439	—	439
United Kingdom	—	1,251	—	1,251
United States	8,424	—	—	8,424
Total Common Stocks	8,647	4,086	—	12,733

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Strategic Preservation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Cayman Islands	$—	$2,835	$—	$2,835
France	—	1,353	—	1,353
Germany	—	4,627	—	4,627
Hungary	—	1,001	—	1,001
Luxembourg	—	39	—	39
Malaysia	—	1,252	—	1,252
Netherlands	—	2,173	—	2,173
Panama	—	1,085	—	1,085
Singapore	—	752	—	752
United Kingdom	—	1,101	—	1,101
United States	—	17,647	—	17,647
Total Convertible Bonds	—	33,865	—	33,865
Foreign Government Securities	—	19,101	—	19,101
Supranational	—	4,000	—	4,000
U.S. Treasury Obligations	—	25,808	—	25,808
Investment Company	—	4,426	—	4,426
Short-Term Investment
Investment Company	10,743	—	—	10,743
Total Investments in Securities	$19,390	$91,286	$—	$110,676
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$398	$—	$398
Futures Contracts	591	—	—	591
Total Appreciation in Other Financial Instruments	$591	$398	$—	$989
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(318)	$—	$(318)
Futures Contracts	(350)	—	—	(350)
Total Depreciation in Other Financial Instruments	$(350)	$(318)	$—	$(668)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Realty Fund

	Balance as of 10/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 04/30/10
Investments in Securities
Common Stocks — Japan	$12	$—	$140	$—	$(152)	$—	$—
Total	$12	$—	$140	$—	$(152)	$—	$—

Transfers into, or out of Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to approximately $140,000 for International Realty Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

30   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

C.  Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the differences between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Strategic Preservation Fund increased its activity in equity-related futures contracts and interest rate-related futures contracts during the reporting period, with average notional balances of approximately $7,081,000 and $70,643,000, respectively, and ending notional balances of approximately $23,683,000 and $116,987,000, respectively.

D.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E.  Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation under the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Strategic Preservation Fund increased its activity in forward foreign currency exchange contracts during the reporting period, with an average settlement value of approximately $25,396,000 and an ending settlement value of approximately $42,035,000.

The International Realty Fund increased its activity in forward foreign currency exchange contracts during the reporting period, with an average settlement value of approximately $23,515,000 and an ending settlement value of approximately $44,914,000.

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

F. Summary of Derivative Information — The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$305
Total		$305

Liabilities:
Foreign exchange contracts	Payables	$(244)
Total		$(244)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$290	$—
Foreign exchange contracts	Receivables	—	398
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	301	—
Total		$591	$398

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(280)	$—
Foreign exchange contracts	Payables	—	(318)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(70)	—
Total		$(350)	$(318)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$185	$185
Total	$185	$185

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$164	$164
Total	$164	$164

32   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(257)	$—	$(257)
Foreign exchange contracts	—	1,567	1,567
Equity contracts	50	—	50
Total	$(207)	$1,567	$1,360

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$189	$—	$189
Foreign exchange contracts	—	216	216
Equity contracts	245	—	245
Total	$434	$216	$650

The Funds’ derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds and are credited to paid in capital. Effective May 1, 2009, Strategic Preservation Fund no longer charges a redemption fee.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

International Realty Fund	0.90%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% for each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
International Realty Fund	0.25%	0.75%
Strategic Preservation Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge
International Realty Fund	$1
Strategic Preservation Fund	— (a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

34   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	1.40%	1.90%	0.95%	1.15%
Strategic Preservation Fund	1.35	1.85	0.90	1.10

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total
International Realty Fund	$146	$14	$11	$171
Strategic Preservation Fund	69	—	—	69

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was as follows (amounts in thousands):

International Realty Fund	$1
Strategic Preservation Fund	20

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2010, the International Realty Fund incurred $163 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
International Realty Fund	$34,264	$19,494	$—	$—
Strategic Preservation Fund	56,162	16,110	29,211	16,382

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Realty Fund	$49,474	$6,384	$1,156	$5,228
Strategic Preservation Fund	108,815	3,070	1,209	1,861

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate 55.4% of the net assets of the International Realty Fund. Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2010, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2010, the International Realty Fund invested approximately 23.7% and 21.0% of its total investments in issuers in Hong Kong and Japan, respectively. The Strategic Preservation Fund invested approximately 56.6% of its total investments in the United States.

As of April 30, 2010, the International Realty Fund invested approximately 41.7% and 25.6% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

As of April 30, 2010, the Strategic Preservation Fund invested approximately 23.3% of its total investments in U.S. Treasury Obligations.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

36   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$1,024.90	$7.03	1.40%
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,022.00	9.53	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class R5
Actual	1,000.00	1,026.70	4.77	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	1,026.40	5.78	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

APRIL 30, 2010        J.P. MORGAN SPECIALTY FUNDS   37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual	$1,000.00	$1,024.10	$6.52	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,021.50	9.07	1.81
Hypothetical	1,000.00	1,015.82	9.05	1.81
Class R5
Actual	1,000.00	1,026.10	4.32	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Select Class
Actual	1,000.00	1,025.50	5.52	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-SPEC2-410

J.P. Morgan Funds

Semi-Annual Report
April 30, 2010 (Unaudited)
JPMorgan Emerging Economies Fund

J.P. Morgan Funds
Semi-Annual Report
April 30, 2010

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

May 21, 2010

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

   Quote

   “…Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 - the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty
Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains
Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

1

As the Euro crisis unfolds, maintain a balanced approach
As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Emerging Economies Fund

FUND SUMMARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	20.01%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (Primary Benchmark)	12.46%

Net Assets as of 4/30/2010 (In Thousands)	$6,557

Investment objective and strategies                The Fund seeks long-term capital growth**. The Fund invests at least 80% of the value of its assets in equity securities of emerging markets companies. The Fund invests in securities across all market capitalizations. The Fund may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets Index. The Fund seeks undervalued securities, while underweighting overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Samsung Electronics Co., Ltd. (South Korea)	2.9%
2. Vale S.A. (Brazil)	2.9
3. Itau Unibanco Banco Multiplo S.A., ADR (Brazil)	2.4
4. Yanzhou Coal Mining Co., Ltd., Class H (China)	2.1
5. Lite-On Technology Corp. (Taiwan)	1.9
6. OGX Petroleo e Gas Participacoes S.A. (Brazil)	1.9
7. Petroleo Brasileiro S.A., ADR (Brazil)	1.8
8. Shoprite Holdings Ltd. (South Africa)	1.7
9. Pacific Rubiales Energy Corp. (Canada)	1.7
10. Hyundai Motor Co. (South Korea)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	18.2%
South Korea	15.0
Taiwan	11.6
China	10.2
South Africa	7.0
Hong Kong	5.9
Russia	5.9
Turkey	5.5
India	4.8
Indonesia	4.3
Thailand	3.7
Canada	1.7
Egypt	1.5
Poland	1.4
Hungary	1.2
Mexico	1.0
Others (each less than 1.0%)	1.1

* The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

** The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
*** Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

3

JPMorgan Emerging Economies Fund

FUND SUMMARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	2/28/08
Without Sales Charge		19.78%	69.01%	(6.22)%
With Sales Charge*		13.49	60.06	(8.52)

CLASS C SHARES	2/28/08
Without CDSC		19.52	68.27	(6.66)
With CDSC**		18.52	67.27	(6.66)
CLASS R5 SHARES	2/28/08	20.08	69.83	(5.78)
SELECT CLASS SHARES	2/28/08	20.01	69.34	(5.98)

* Sales Charge for Class A Shares is 5.25%.
** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

4

JPMorgan Emerging Economies Fund

FUND SUMMARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

          _____________________________

5

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 91.0%

		Brazil — 14.2%
3		Banco Bradesco S.A., ADR (m)	63
6		Banco do Brasil S.A. (m)	99
1		Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	31
3		Cia Energetica de Minas Gerais, ADR (m)	56
7		Itau Unibanco Banco Multiplo S.A., ADR (m)	159
12		OGX Petroleo e Gas Participacoes S.A. (a) (m)	123
3		Petroleo Brasileiro S.A., ADR (m)	115
1		Souza Cruz S.A. (m)	35
1		Sul America S.A. (m)	38
2		Tele Norte Leste Participacoes S.A., ADR (m)	24
6		Vale S.A., ADR (m)	187

			930

		Canada — 1.7%
5		Pacific Rubiales Energy Corp. (a) (m)	112

		Chile — 0.6%
1		Banco Santander Chile S.A., ADR (m)	38

		China — 10.1%
188		Bank of China Ltd., Class H (m)	97
66		Bank of Communications Co., Ltd., Class H (m)	75
41		China COSCO Holdings Co., Ltd., Class H (m)	52
21		China Merchants Bank Co., Ltd., Class H (m)	52
13		China Pacific Insurance Group Co., Ltd., Class H (m)	53
84		PetroChina Co., Ltd., Class H (m)	97
114		Sichuan Expressway Co., Ltd., Class H (m)	65
50		Yanzhou Coal Mining Co., Ltd., Class H (m)	139
38		Zhejiang Expressway Co., Ltd., Class H (m)	36

			666

		Egypt — 1.5%
7		Commercial International Bank Egypt SAE (m)	99

		Hong Kong — 5.9%
132		China Gas Holdings Ltd. (m)	75
7		China Mobile Ltd. (m)	68
31		CNOOC Ltd. (m)	55
3		Jardine Matheson Holdings Ltd. (m)	103
84		Kingboard Laminates Holdings Ltd. (m)	89

			390

		Hungary — 1.2%
2		OTP Bank plc (a) (m)	78

		Indonesia — 4.3%
11		Astra International Tbk PT (m)	57
53		Bank Mandiri Persero Tbk PT (m)	33
70		Bank Negara Indonesia Persero Tbk PT (m)	20
105		Bank Rakyat Indonesia (m)	103
150		Perusahaan Gas Negara PT (m)	67

			280

		Mexico — 1.0%
11		Banco Compartamos S.A. de C.V. (m)	63

		Poland — 1.4%
2		KGHM Polska Miedz S.A. (m)	93

		Russia — 5.9%
1		Gazprom OAO, ADR (m)	24
1		Gazpromneft OAO, ADR (m)	34
1		Lukoil OAO, ADR (m)	31
7		Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	101
7		Rosneft Oil Co., GDR (m)	52
17		Sberbank of Russian Federation (m)	46
3		Tatneft, ADR (m)	97

			385

		South Africa — 6.9%
3		ABSA Group Ltd. (m)	64
7		Imperial Holdings Ltd. (m)	96
1		Kumba Iron Ore Ltd. (m)	52
5		Mondi Ltd. (m)	32
22		RMB Holdings Ltd. (m)	99
11		Shoprite Holdings Ltd. (m)	113

			456

		South Korea — 15.0%
1		Dongbu Insurance Co., Ltd. (m)	34
–	(h)	Hanwha Corp. (m)	—	(h)
1		Honam Petrochemical Corp. (m)	106
–	(h)	Hyundai Heavy Industries Co., Ltd. (m)	39
1		Hyundai Motor Co. (m)	109
4		Kangwon Land, Inc. (m)	66
8		Korea Exchange Bank (m)	96
–	(h)	Korea Zinc Co., Ltd. (m)	38
4		Korean Reinsurance Co. (m)	39
3		KT Corp., ADR (m)	73
1		LG Corp. (m)	62
4		LG Display Co. Ltd., ADR (m)	80
–	(h)	Samsung Electronics Co., Ltd. (m)	188
3		Woori Finance Holdings Co. Ltd. (m)	52

			982

		Taiwan — 11.5%
66		Advanced Semiconductor Engineering, Inc.	64
18		Asustek Computer, Inc. (m)	35
4		Asustek Computer, Inc., GDR (m)	43
2		Chunghwa Telecom Co. Ltd., ADR (m)	29
71		Compal Electronics, Inc. (m)	99
6		Compal Electronics, Inc., GDR (m)	41
65		Coretronic Corp. (m)	99

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Taiwan — Continued
20		Delta Electronics, Inc. (m)	66
4		HTC Corp. (m)	54
93		Lite-On Technology Corp. (m)	124
44		Quanta Computer, Inc. (m)	83
23		Star Up Netcom Corp., Ltd. (a) (i) (f) (m)	19

			756

		Thailand — 3.7%
211		Charoen Pokphand Foods PCL, NVDR (m)	100
23		Kasikornbank PCL, NVDR (m)	64
118		Krung Thai Bank PCL, Foreign Shares (m)	45
46		Thanachart Capital PCL, NVDR (m)	32

			241

		Turkey — 5.5%
13		Ford Otomotiv Sanayi AS (m)	100
3		Tupras Turkiye Petrol Rafine (m)	76
27		Turk Hava Yollari (m)	90
12		Turkiye Halk Bankasi AS (m)	93

			359

		United Kingdom — 0.6%
1		Standard Chartered plc (m)	38

		Total Common Stocks (Cost $5,030)	5,966

Participation Notes — 4.8%

		India — 4.8%
5		Bank of Baroda, expiring 05/04/12 (issued through UBS AG) (a) (m)	74
50		Lanco Infratech Ltd., expiring 11/20/12 (issued through UBS AG) (a) (m)	72
319		Punjab National Bank, expiring 11/22/10 (issued through UBS AG) (a) (m)	75
5		Sesa Goa Ltd., expiring 04/05/17 (issued through Deutsche Bank AG) (a) (m)	51
3		Tata Steel Ltd., expiring 01/24/17 (issued through Deutsche Bank AG) (a) (e) (m)	40

			312

		Taiwan — 0.0% (g)
1		Quanta Computer, Inc., expiring 01/24/17 (issued through Deutsche bank AG) (a) (e) (m)	2

		Total Participation Notes (Cost $250)	314

Preferred Stocks — 4.0%

		Brazil — 4.0%
5		Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A., Class B (m)	100
6		Gerdau S.A., ADR (m)	98
2		Vivo Participacoes S.A. (m)	58
–	(h)	Vivo Participacoes S.A., ADR (m)	8

		Total Preferred Stocks (Cost $248)	264

		Total Investments — 99.8% (Cost $5,528)	6,544

		Other Assets in Excess of Liabilities — 0.2%	13

		NET ASSETS — 100.0%	$6,557

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Commercial Banks	22.7%
Oil, Gas & Consumable Fuels	14.6
Metals & Mining	10.1
Computers & Peripherals	7.4
Electronic Equipment, Instruments & Components	5.1
Automobiles	4.0
Semiconductors & Semiconductor Equipment	3.9
Industrial Conglomerates	2.5
Insurance	2.5
Electric Utilities	2.4
Capital Markets	2.2
Gas Utilities	2.2
Wireless Telecommunication Services	2.1
Diversified Telecommunication Services	1.9
Food & Staples Retailing	1.7
Chemicals	1.6
Transportation Infrastructure	1.5
Food Products	1.5
Diversified Financial Services	1.5
Distributors	1.5
Consumer Finance	1.5
Airlines	1.4
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non Voting Depository Receipt

(a)	Non-income producing security.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Value	Percentage

$19	0.3%

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Value	Percentage

$4,622	70.6%

(g)	Amount rounds to less than 0.1%.
(h)	Amount rounds to less than one thousand (shares or dollars).
(i)	Security has deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands, except per share amounts)

	Emerging Economies Fund

ASSETS:
Investments in non-affiliates, at value	$6,544
Foreign currency, at value	347
Receivables:
Investment securities sold	171
Interest and dividends	29
Due from Advisor	2

Total Assets	7,093

LIABILITIES:
Payables:
Due to custodian	243
Investment securities purchased	237
Accrued liabilities:
Administration fees	—	(a)
Shareholder servicing fees	1
Distribution fees	—	(a)
Custodian and accounting fees	4
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	51

Total Liabilities	536

Net Assets	$6,557

NET ASSETS:
Paid in capital	$7,799
Accumulated undistributed (distributions in excess of) net investment income	12
Accumulated net realized gains (losses)	(2,274)
Net unrealized appreciation (depreciation)	1,020

Total Net Assets	$6,557

NET ASSETS:
Class A	$43
Class C	43
Class R5	44
Select Class	6,427

Total	$6,557

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4
Class C	4
Class R5	4
Select Class	525

Net Asset Value:
Class A - Redemption price per share	$12.24
Class C - Offering price per share(b)	12.24
Class R5 - Offering and redemption price per share	12.23
Select Class - Offering and redemption price per share	12.23

Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$12 .92

Cost of investments in non-affiliates	$5,528
Cost of foreign currency	343

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

	Emerging Economies Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	73
Foreign taxes withheld	(4)

Total investment income	70

EXPENSES:
Investment advisory fees	30
Administration fees	3
Distribution fees:
Class A	—	(a)
Class C	—	(a)
Shareholder servicing fees:
Class A	—	(a)
Class C	—	(a)
Class R5	—	(a)
Select Class	8
Custodian and accounting fees	7
Professional fees	38
Trustees' and Chief Compliance Officer's fees	—	(a)
Printing and mailing costs	3
Registration and filing fees	—	(a)
Transfer agent fees	3
Other	4

Total expenses	96

Less amounts waived	(35)
Less expense reimbursements	(12)

Net expenses	49

Net investment income (loss)	21

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,029
Foreign currency transactions	2

Net realized gain (loss)	1,031

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	32
Foreign currency translations	4

Change in net unrealized appreciation (depreciation)	36

Net realized/unrealized gains (losses)	1,067

Change in net assets resulting from operations	$1,088

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Emerging Economies Fund

	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21	$104
Net realized gain (loss)	1,031	(2,033)
Change in net unrealized appreciation (depreciation)	36	3,823

Change in net assets resulting from operations	1,088	1,894

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)
Class C
From net investment income	(1)	(1)
Class R5
From net investment income	(1)	(1)
Select Class
From net investment income	(151)	(142)

Total distributions to shareholders	(154)	(145)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	154	145

NET ASSETS:
Change in net assets	1,088	1,894
Beginning of period	5,469	3,575

End of period	$6,557	$5,469

Accumulated undistributed (distributions in excess of) net investment income	$12	$145

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Emerging Economies Fund

	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009

CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$1	$1

Change in net assets from Class A capital transactions	$1	$1

Class C
Dividends and distributions reinvested	$1	$1

Change in net assets from Class C capital transactions	$1	$1

Class R5
Dividends and distributions reinvested	$1	$1

Change in net assets from Class R5 capital transactions	$1	$1

Select Class
Dividends and distributions reinvested	$151	$142

Change in net assets from Select Class capital transactions	$151	$142

Total change in net assets from capital transactions	$154	$145

SHARE TRANSACTIONS:
Class A
Reinvested	1	—	(a)

Change in Class A Shares	1	—	(a)

Class C
Reinvested	1	—	(a)

Change in Class C Shares	1	—	(a)

Class R5
Reinvested	1	—	(a)

Change in Class R5 Shares	1	—	(a)

Select Class
Reinvested	13	22

Change in Select Class Shares	13	22

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data

		Investment operations				Distributions				Ratios to average net assets(a)

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate(b)

Emerging Economies Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$10.47	$0.02	(e)	$2.02	$2.04	$(0.27)	$12.24	19.78%	$43	1.85%		0.43%	3.41%		108%
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	10.47	52.59	36	1.85		2.27	5.59		141
February 28, 2008(f) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	7.14	(52.40)	24	1.86	(g)	2.37	5.30	(h)	110
Class C
Six Months Ended April 30, 2010 (Unaudited)	10.46	—	(e)	2.01	2.01	(0.23)	12.24	19.43	43	2.35		(0.07)	3.91		108
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	10.46	51.98	36	2.35		1.77	6.08		141
February 28, 2008(f) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	7.11	(52.60)	24	2.36	(g)	1.86	5.81	(h)	110
Class R5
Six Months Ended April 30, 2010 (Unaudited)	10.48	0.05	(e)	2.01	2.06	(0.31)	12.23	19.98	44	1.40		0.89	2.96		108
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	10.48	53.31	37	1.40		2.72	5.13		141
February 28, 2008(f) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	7.16	(52.27)	24	1.41	(g)	2.82	4.86	(h)	110
Select Class
Six Months Ended April 30, 2010 (Unaudited)	10.48	0.04	(e)	2.00	2.04	(0.29)	12.23	19.80	6,427	1.60		0.69	3.16		108
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	10.48	53.07	5,360	1.60		2.52	5.33		141
February 28, 2008(f) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	7.15	(52.33)	3,503	1.61	(g)	2.62	5.05	(h)	110

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Includes interest expense of 0.01%.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

13

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non- Diversified

Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Fund commenced operations on February 28, 2008. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

14

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Participation Notes
India	$—	$312	$—	$312
Taiwan	—	2	—	2

Total Participation Notes	—	314	—	314

Common Stocks
Brazil	513	417	—	930
Canada	112	—	—	112
Chile	—	38	—	38
China	—	666	—	666
Egypt	—	99	—	99
Hong Kong	—	390	—	390
Hungary	—	78	—	78
Indonesia	—	280	—	280
Mexico	63	—	—	63
Poland	—	93	—	93
Russia	—	385	—	385

15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

South Africa	—	456	—	456
South Korea	—	982	—	982
Taiwan	29	708	19	756
Thailand	—	241	—	241
Turkey	—	359	—	359
United Kingdom	—	38	—	38

Total Common Stocks	717	5,230	19	5,966

Preferred Stocks
Brazil	158	106	—	264

Total Preferred Stocks	158	106	—	264

Total Investments in Securities	$875	$5,650	$19	$6,544

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 04/30/10

Investments in Securities
Common Stocks – Taiwan	$32	$—	$7	$—	$—	$(20)	$19

Total	$32	$—	$7	$—	$—	$(20)	$19

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2010, which were valued using significant unobservable inputs (Level 3) for the Fund amounted to approximately $7,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — The Fund invests in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of the Fund’s net assets that were illiquid securities as of April 30, 2010, were approximately $19,000 and 0.3%, respectively.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

16

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

18

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.85%	2.35%	1.40%	1.60%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements

$30	$3	$2	$35	$12

Additionally the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the six months ended April 30, 2010, the Fund did not invest in any money market funds.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a

19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$ 6,536	$ 6,361

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$5,528	$1,077	$61	$1,016

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest

20

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund’s relatively large investment in companies domiciled in emerging markets countries may be subject to potential higher risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of April 30, 2010, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2010, the Fund invested 22.7% of its total investments in Commercial Banks.

21

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annual Expense Ratio

Emerging Economies Fund
Class A
Actual	$1,000.00	$1,197.80	$10.08	1.85%
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,194.30	12.79	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Class R5
Actual	1,000.00	1,199.80	7.64	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,198.00	8.72	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.

22

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan International
Equity Funds

Semi-Annual Report
April 30, 2010 (Unaudited)

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds
Semi-Annual Report
April 30, 2010

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

May 21, 2010

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

Quote

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072--the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty
Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains
Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

1

As the Euro crisis unfolds, maintain a balanced approach
As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan International Opportunities Plus Fund

FUND SUMMARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.72%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$4,986

Investment objective and strategies

The Fund seeks to provide long-term capital appreciation**. The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

	TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)			TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%	1.	Kyocera Corp. (Japan)	0.6%
2.	HSBC Holdings plc (United Kingdom)	1.9	2.	Ebara Corp. (Japan)	0.5
3.	Volkswagen AG (Germany)	1.5	3.	Shizuoka Bank Ltd. (The) (Japan)	0.5
4.	Unilever N.V. CVA (Netherlands)	1.5	4.	CLP Holdings Ltd. (Hong Kong)	0.5
5.	UniCredit S.p.A. (Italy)	1.4	5.	Serco Group plc (United Kingdom)	0.5
6.	Mitsubishi Electric Corp. (Japan)	1.4	6.	Lottomatica S.p.A. (Italy)	0.5
7.	Marubeni Corp. (Japan)	1.4	7.	AU Optronics Corp., ADR (Taiwan)	0.5
8.	Nissan Motor Co., Ltd. (Japan)	1.4	8.	Dimension Data Holdings plc (United Kingdom)	0.4
9.	Banco Santander S.A. (Spain)	1.4	9.	Dassault Systemes S.A. (France)	0.4
10.	GlaxoSmithKline plc (United Kingdom)	1.4	10.	SABMiller plc (United Kingdom)	0.4

PORTFOLIO COMPOSITION BY COUNTRY (a)(b)	Long	Short	Net

Japan	25.6%	-6.6%	19.0
United Kingdom	25.0	-2.5	22.5
France	13.8	-1.2	12.6
Netherlands	10.8	-0.4	10.4
Germany	6.9	-1.1	5.8
Switzerland	4.7	-0.7	4.0
Hong Kong	4.6	-0.9	3.7
Italy	3.3	-0.4	2.9
Australia	3.0	-0.8	2.2
Taiwan	2.8	-0.4	2.4
Ireland	2.0	0.0	2.0
China	1.7	0.0	1.7
Spain	1.7	-0.2	1.5
Luxembourg	1.5	0.0	1.5
Canada	1.4	0.0	1.4
Indonesia	1.3	0.0	1.3
South Korea	1.3	0.0	1.3
India	1.1	0.0	1.1
Finland	1.1	-0.6	0.5
Belgium	1.0	-0.3	0.7
Singapore	1.0	-0.4	0.6
Others (each less than 1.0%)	3.3	-2.4	0.9

	118.9	-18.9	100.0

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the Portfolio Swap as of April 30, 2010.
(b)

The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the Portfolio Swap as of April 30, 2010, as applicable.

3

JPMorgan International Opportunities Plus Fund

TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	SINCE INCEPTION

CLASS A SHARES	10/14/09
Without Sales Charge		5.58%	(0.40	) %
With Sales Charge*		0.07	(5.62)

CLASS C SHARES	10/14/09
Without CDSC		5.30	(0.67)
With CDSC**		4.30	(1.67)
SELECT CLASS SHARES	10/14/09	5.72	(0.27)

* Sales Charge for Class A Shares is 5.25%.
** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111

4

JPMorgan International Opportunities Plus Fund

The Fund commenced operations on October 14, 2009.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Opportunities Plus Fund, the MSCI EAFE Index and the Lipper Long/Short Equity Funds Average from October 14, 2009 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Long/Short Equity Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

	Common Stocks — 98.1%

	Australia — 3.0%
1,413	Macquarie Group Ltd.	64,433
2,647	QBE Insurance Group Ltd. (m)	51,284
2,788	Santos Ltd.	35,371

	Austria — 0.5%	151,088

912	Intercell AG (a)	24,191

	Belgium — 0.7%
826	KBC Groep N.V. (a) (m)	36,957

	Canada — 1.4%
489	First Quantum Minerals Ltd.	37,520
1,687	Kinross Gold Corp.	32,219

		69,739

	China — 1.7%
25,000	China Construction Bank Corp., Class H (m)	20,302
26,500	China Merchants Bank Co., Ltd., Class H (m)	64,964

		85,266

	Denmark — 0.5%
305	Carlsberg A/S, Class B (m)	24,650

	Finland — 0.8%
942	Nokian Renkaat OYJ	22,143
2,024	Stora Enso OYJ, Class R	16,898

		39,041

	France — 12.0%
612	Atos Origin S.A. (a) (m)	31,011
956	BNP Paribas (m)	65,664
596	Cie de St-Gobain (m)	29,422
629	Compagnie Generale des Etablissements Michelin, Class B	45,568
1,639	GDF Suez	58,288
595	Ipsos (m)	22,771
844	Lafarge S.A. (m)	61,192
1,450	PagesJaunes Groupe (m)	17,372
595	Pernod-Ricard S.A. (m)	50,623
152	PPR (m)	20,429
847	Sanofi-Aventis S.A. (a) (m)	57,781
467	Schneider Electric S.A.	53,018
961	Sodexo	59,043
133	Unibail-Rodamco SE (m)	25,137

		597,319

	Germany — 4.6%
919	Bayer AG	58,703
728	Daimler AG (a) (m)	37,458
601	Deutsche Bank AG (m)	41,948
1,794	Deutsche Telekom AG (m)	23,358
620	Hamburger Hafen und Logistik AG	22,561
994	Lanxess AG (m)	47,120

		231,148

	Hong Kong — 4.6%
12,000	Cathay Pacific Airways Ltd. (a) (m)	24,996
20,000	China Overseas Land & Investment Ltd. (m)	38,835
22,000	China Resources Land Ltd. (m)	40,256
11,000	Hang Lung Properties Ltd. (m)	39,570
26,000	Huabao International Holdings Ltd. (m)	30,050
8,000	Hutchison Whampoa Ltd. (m)	54,905

		228,612

	India — 1.1%
959	Infosys Technologies Ltd., ADR (m)	57,425

	Indonesia — 1.3%
66,000	Perusahaan Gas Negara PT (m)	29,641
39,000	Telekomunikasi Indonesia Tbk PT (m)	33,669

		63,310

	Ireland — 1.6%
5,119	Experian plc (m)	47,324
4,942	Governor & Co. of the Bank of Ireland (The) (a) (m)	10,841
957	Shire plc (m)	21,081

		79,246

	Israel — 0.8%
641	Teva Pharmaceutical Industries Ltd., ADR (m)	37,646

	Italy — 3.0%
808	Saipem S.p.A. (m)	30,172
9,809	Snam Rete Gas S.p.A. (m)	46,584
27,541	UniCredit S.p.A. (a) (m)	72,177

		148,933

	Japan — 22.3%
2,000	Amada Co., Ltd. (m)	16,420
900	Coca-Cola West Co., Ltd. (m)	15,923
1,900	FUJIFILM Holdings Corp. (m)	65,116
4,000	Fujitsu Ltd. (m)	28,128
14	Japan Tobacco, Inc. (m)	48,516
1,000	JGC Corp. (m)	17,267
7,700	JX Holdings, Inc. (a) (m)	42,953
2,622	Kirin Holdings Co., Ltd. (m)	37,565
6,000	Kubota Corp. (m)	52,699
12,000	Marubeni Corp. (m)	70,804
8,000	Mitsubishi Electric Corp. (m)	71,300
3,800	Mitsui & Co., Ltd. (m)	57,111
2,000	Mitsui Fudosan Co., Ltd. (m)	37,039
500	Nidec Corp. (m)	51,300
200	Nintendo Co., Ltd. (m)	67,185
3,000	Nippon Sheet Glass Co., Ltd. (m)	9,854
8,100	Nissan Motor Co., Ltd. (a) (m)	70,479
3,000	Ricoh Co., Ltd. (m)	50,963
500	Shin-Etsu Chemical Co., Ltd. (m)	28,823
900	Sumco Corp. (a) (m)	19,910
8,000	Sumitomo Heavy Industries Ltd. (m)	52,592
1,600	Sumitomo Mitsui Financial Group, Inc. (m)	52,915
1,100	Sundrug Co., Ltd. (m)	25,674
700	Suzuken Co., Ltd.	26,770

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
5,000	Takashimaya Co., Ltd. (m)	47,403
400	Tokyo Electron Ltd. (m)	26,225
6	West Japan Railway Co. (m)	21,809

		1,112,743

	Luxembourg — 1.2%
1,529	ArcelorMittal	59,501

	Netherlands — 8.0%
1,298	ASML Holding N.V. (m)	42,590
2,156	ING Groep N.V. CVA (a) (m)	19,030
3,163	Koninklijke KPN N.V.	47,454
1,734	Koninklijke Philips Electronics N.V.	58,226
4,980	Royal Dutch Shell plc, Class A	156,263
2,406	Unilever N.V. CVA (m)	73,197

		396,760

	Norway — 0.1%
4,098	Sevan Marine ASA (a) (m)	5,933

	South Korea — 1.2%
571	LG Electronics, Inc. (m)	62,260

	Spain — 1.4%
5,472	Banco Santander S.A.	69,578

	Switzerland — 3.2%
621	Credit Suisse Group AG (a) (m)	28,503
57	Georg Fischer AG (a) (m)	20,156
394	Roche Holding AG (m)	62,208
213	Zurich Financial Services AG (m)	47,221

		158,088

	Taiwan — 2.8%
6,300	HON HAI Precision Industry Co., Ltd., GDR (m)	63,136
2,000	Richtek Technology Corp. (m)	20,971
5,280	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	55,915

		140,022

	United Arab Emirates — 0.4%
5,181	Lamprell plc (m)	18,676

	United Kingdom — 19.9%
3,684	BG Group plc (m)	62,269
1,911	BHP Billiton plc (m)	58,344
6,256	BT Group plc (m)	12,038
18,587	Cable & Wireless Communications plc (m)	17,561
18,587	Cable & Wireless Worldwide plc (a) (m)	24,571
7,819	Cairn Energy plc (a) (m)	47,718
12,691	Centrica plc (m)	57,006
4,613	Cookson Group plc (a) (m)	39,534
377	Dana Petroleum plc (a) (m)	6,952
3,637	GlaxoSmithKline plc (m)	67,506
2,402	Hikma Pharmaceuticals plc (m)	22,959
9,126	HSBC Holdings plc (m)	92,925
2,208	Imperial Tobacco Group plc (m)	62,901
930	Intercontinental Hotels Group plc (m)	16,397
5,119	International Power plc (m)	25,911
45,348	Lloyds Banking Group plc (a) (m)	45,370
6,354	Man Group plc (m)	23,457
4,156	Michael Page International plc (m)	27,031
5,137	National Grid plc (m)	49,536
8,005	Premier Farnell plc (m)	29,003
3,707	Prudential plc (m)	32,545
1,070	Reckitt Benckiser Group plc (m)	55,584
5,191	Sage Group plc (The) (m)	19,402
44,088	Taylor Wimpey plc (a) (m)	27,269
1,899	Tesco plc (m)	12,595
26,384	Vodafone Group plc (m)	58,463

		994,847

	Total Common Stocks (Cost $4,916,341)	4,892,979

	Preferred Stock — 1.5%

	Germany — 1.5%
769	Volkswagen AG (Cost $72,160)	74,295

	Total Investments — 99.6% (Cost $4,988,501)	4,967,274

	Other Assets in Excess of Liabilities — 0.4%	18,460

	NET ASSETS — 100.0%	$4,985,734

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2010
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage

Commercial Banks	10.7%
Oil, Gas & Consumable Fuels	7.1
Pharmaceuticals	6.6
Electronic Equipment, Instruments & Components	4.2
Metals & Mining	3.8
Automobiles	3.7
Semiconductors & Semiconductor Equipment	3.3
Multi-Utilities	3.3
Diversified Telecommunication Services	3.2
Capital Markets	3.2
Real Estate Management & Development	3.1
Industrial Conglomerates	3.1
Machinery	2.9
Insurance	2.6
Beverages	2.6
Trading Companies & Distributors	2.6
Electrical Equipment	2.5
Tobacco	2.2
Chemicals	2.1
Household Durables	1.8
IT Services	1.8
Software	1.7
Gas Utilities	1.5
Hotels, Restaurants & Leisure	1.5
Professional Services	1.5
Food Products	1.5
Auto Components	1.4
Multiline Retail	1.4
Construction Materials	1.2
Wireless Telecommunication Services	1.2
Household Products	1.1
Energy Equipment & Services	1.1
Office Electronics	1.0
Others (each less than 1.0%)	7.5

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/10		NET UNREALIZED APPRECIATION (DEPRECIATION)

5,256 30,806	CAD for NOK	07/13/10	$5,205	#	$5,175	#	$(30)

361,849	AUD	07/13/10	331,062		332,045		983

241,858	CHF	07/13/10	226,699		224,960		(1,739)

61,485	EUR	07/13/10	83,360		81,879		(1,481)

20,096	GBP	07/13/10	30,883		30,740		(143)

9,550,646	JPY	07/13/10	102,409		101,746		(663)

182,929	NOK	07/13/10	30,505		30,903		398

31,911	NZD	07/13/10	22,190		23,083		893

1,129,266	SEK	07/13/10	157,069		155,951		(1,118)

33,507	SGD	07/13/10	23,980		24,452		472

			$1,013,362		$1,010,934		$(2,428)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)

71,559	CAD	07/13/10	$71,411	$70,441	$970

59,979	CHF	07/13/10	56,535	55,789	746

309,421	EUR	07/13/10	414,462	412,051	2,411

204,936	GBP	07/13/10	310,500	313,487	(2,987)

1,224,407	HKD	07/13/10	157,766	157,811	(45)

3,650,350	JPY	07/13/10	38,959	38,888	71

			$1,049,633	$1,048,467	$1,166

# For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/10 of the currency being sold, and the value at 04/30/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Portfolio Swap* Outstanding at April 30, 2010

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)

UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	3,588

Total			$3,588

* See the accompanying “Additional Information – Portfolio Swap” for further details.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR -	American Depositary Receipt
AUD -	Australian Dollar
CAD -	Canadian Dollar
CHF -	Swiss Franc
CVA -	Dutch Certification
EUR -	Euro
GBP -	British Pound
GDR -	Global Depositary Receipt
HKD -	Hong Kong Dollar
JPY -	Japanese Yen
NOK -	Norwegian Krone
NZD -	New Zealand Dollar
SEK -	Swedish Krona
SGD -	Singapore Dollar

(a)	Non-income producing security.
(m)

All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are $4,746,549 and 95.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Opportunities Plus Fund

Additional Information – Portfolio Swap
AS OF APRIL 30, 2010 (Unaudited)
The following table represents the individual long and short positions and related values within the swap as of April 30, 2010.

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)

Long Positions

Belgium — 0.3%
KBC Groep NV (e)	12,143	13,476	1,333

Finland — 0.3%
Stora Enso OYJ, Class R	14,684	16,710	2,026

France — 1.8%
Atos Origin S.A. (e)	5,996	7,197	1,201
BNP Paribas	39,161	37,064	(2,097)
Cie de Saint-Gobain	10,465	11,757	1,292
Compagnie Generale des Etablissements Michelin, Class B	9,759	10,593	834
Sanofi-Aventis S.A. (e)	12,916	13,413	497
Sodexo	9,429	11,190	1,761

	87,726	91,214	3,488

Germany — 0.8%
Bayer AG	13,281	13,570	289
Daimler AG (e)	9,069	10,698	1,629
Deutsche Bank AG	5,650	5,427	(223)
Lanxess AG	6,513	10,876	4,363

	34,513	40,571	6,058

Ireland — 0.4%
Experian plc	7,391	7,418	27
Shire plc	8,611	11,591	2,980

	16,002	19,009	3,007

Italy — 0.4%
Saipem S.p.A.	4,988	6,991	2,003
Snam Rete Gas S.p.A.	10,316	11,184	868

	15,304	18,175	2,871

Japan — 3.3%
Japan Tobacco, Inc.	10,931	13,924	2,993
JFE Holdings Inc	21,649	21,621	(28)
Kubota Corp.	7,654	8,836	1,182
Mitsubishi Electric Corp.	15,032	17,949	2,917
Mitsui & Co., Ltd.	11,718	13,682	1,964
Nippon Sheet Glass Co Ltd.	16,293	19,865	3,572
Nissan Motor Co., Ltd. (e)	14,308	17,523	3,215
Shin-Etsu Chemical Co., Ltd.	10,411	11,604	1,193
Sumco Corp. (e)	14,131	20,072	5,941
Yahoo! Japan Corp.	15,218	19,545	4,327

	137,345	164,621	27,276

Luxembourg — 0.3%
ArcelorMittal	12,392	15,994	3,602

Netherlands — 2.9%
ING Groep N.V. CVA (e)	43,606	44,397	791
Koninklijke Ahold N.V.	34,614	41,634	7,020
Koninklijke KPN N.V.	14,306	13,020	(1,286)
Koninklijke Philips Electronics N.V.	8,030	9,616	1,586
Royal Dutch Shell plc, Class A	11,705	13,651	1,946
Unilever N.V.	19,138	20,386	1,248

	131,399	142,704	11,305

Norway — 0.6%
Marine Harvest ASA (e)	19,780	21,073	1,293
Sevan Marine ASA (e)	7,496	6,021	(1,475)

	27,276	27,094	(182)

Portugal — 0.5%
EDP - Energias de Portugal SA	24,609	25,602	993

Singapore — 1.0%
Singapore Telecommunications Ltd	48,252	48,967	715

Spain — 0.3%
Banco Santander S.A.	19,104	16,594	(2,510)

Switzerland — 1.5%
Credit Suisse Group AG (e)	44,925	47,338	2,413
Roche Holding AG	14,539	15,016	477
Zurich Financial Services AG	12,714	12,946	232

	72,178	75,300	3,122

United Kingdom — 5.1%
BT Group plc	26,233	25,314	(919)
Dana Petroleum plc (e)	12,666	11,664	(1,002)
GlaxoSmithKline plc	28,962	27,979	(983)
Intercontinental Hotels Group plc	32,261	47,632	15,371
Lloyds Banking Group plc (e)	12,792	14,489	1,697
Man Group plc	6,939	5,446	(1,493)
Premier Farnell plc	14,529	19,469	4,940
Reckitt Benckiser Group plc	11,424	12,809	1,385
Tesco plc	45,181	48,264	3,083
Vodafone Group plc	38,845	41,963	3,118

	229,832	255,029	25,197

Total Long Positions of Portfolio Swap	882,759	971,060	88,301

Short Positions

Australia — 0.8%
Newcrest Mining Ltd.	21,317	18,983	2,334
Woolworths Ltd.	20,669	20,061	608

	41,986	39,044	2,942

Austria — 0.8%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	20,267	20,241	26
Vienna Insurance Group	17,965	19,556	(1,591)

	38,232	39,797	(1,565)

Belgium — 0.3%
Solvay S.A., Class A	12,016	12,942	(926)

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Opportunities Plus Fund

Additional Information – Portfolio Swap
AS OF APRIL 30, 2010 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)

Finland — 0.6%
Elisa OYJ (e)	14,758	13,987	771
Neste Oil OYJ	14,579	14,390	189

	29,337	28,377	960

France — 1.2%
Danone (e)	14,535	14,890	(355)
Dassault Systemes S.A.	17,588	21,948	(4,360)
Technip S.A.	15,169	21,427	(6,258)

	47,292	58,265	(10,973)

Germany — 1.1%
Beiersdorf AG	17,503	17,926	(423)
Fraport AG Frankfurt Airport Services Worldwide	15,369	18,895	(3,526)
Hochtief AG	13,483	16,157	(2,674)

	46,355	52,978	(6,623)

Hong Kong — 0.9%
China Mobile Ltd.	19,666	19,899	(233)
CLP Holdings Ltd.	23,486	24,568	(1,082)

	43,152	44,467	(1,315)

Italy — 0.5%
Lottomatica S.p.A.	24,586	23,171	1,415

Japan — 6.6%
Advantest Corp	16,595	18,265	(1,670)
Chugoku Electric Power Co., Inc. (The)	17,553	17,208	345
Daihatsu Motor Co Ltd	18,960	19,375	(415)
Daiichi Sankyo Co Ltd	18,869	17,438	1,431
Ebara Corp. (e)	22,076	26,029	(3,953)
Eisai Co., Ltd.	20,759	20,599	160
Hirose Electric Co., Ltd.	20,163	21,611	(1,448)
Kyocera Corp.	22,881	30,308	(7,427)
Mitsubishi Motors Corp (a)	19,074	19,226	(152)
NTN Corp.	15,265	17,714	(2,449)
NTT Data Corp	16,895	21,813	(4,918)
Secom Co., Ltd.	18,098	17,416	682
Shizuoka Bank Ltd. (The)	28,144	25,198	2,946
Sumitomo Metal Industries Ltd	19,646	19,151	495
Terumo Corp.	22,392	20,461	1,931
Toray Industries, Inc.	16,735	17,342	(607)

	314,105	329,154	(15,049)

Netherlands — 0.4%
Randstad Holding N.V. (e)	13,552	20,059	(6,507)

New Zealand — 0.3%
Telecom Corp. of New Zealand Ltd.	18,813	16,072	2,741

Norway — 0.4%
TGS Nopec Geophysical Co ASA (e)	16,599	21,645	(5,046)

Phillipines — 0.4%
Philippine Long Distance Telephone Co., ADR (e)	18,548	19,572	(1,024)

Singapore — 0.4%
Oversea-Chinese Banking Corp. Ltd.	18,056	19,266	(1,210)

Spain — 0.3%
Mapfre S.A.	14,936	13,284	1,652

Sweden — 0.4%
Skanska AB, Class B	18,849	21,481	(2,632)

Switzerland — 0.7%
ABB Ltd (e)	4,932	4,824	108
Compagnie Financiere Richemont S.A., Class A	6,812	9,406	(2,594)
Lonza Group AG	18,626	20,808	(2,182)

	30,370	35,038	(4,668)

Taiwan — 0.4%
AU Optronics Corp., ADR	19,768	22,774	(3,006)

United Kingdom — 2.5%
Babcock International Group plc	15,486	14,706	780
Dimension Data Holdings plc	17,408	22,357	(4,949)
Land Securities Group plc	14,970	14,943	27
RSA Insurance Group plc	14,649	14,311	338
SABMiller plc	19,794	21,821	(2,027)
Serco Group plc	19,355	23,182	(3,827)
Tate & Lyle plc	14,036	15,132	(1,096)

	115,698	126,452	(10,754)

Total Short Positions	882,250	943,838	(61,588)

Total Net Long/Short Positions	$509	$27,222	$26,713

Cash and Other Receivables (d)			(19,999)
Financing Costs			(915)
Net Dividends			(2,211)

Net Swap Contract, at value			$3,588

NOTES TO ADDITIONAL INFORMATION – PORTFOLIO SWAP :

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(c)	Value represents the unrealized gain (loss) of the positions.
(d)

Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

(e)	Non-income producing security.

ADR -	American Depositary Receipt
CVA -	Dutch Certification

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

International Opportunities Plus Fund

ASSETS:
Investments in non-affiliates, at value	$4,967,274
Cash	15,318
Foreign currency, at value	25,722
Receivables:
Investment securities sold	53,391
Interest and dividends	14,141
Tax reclaims	1,456
Unrealized appreciation on forward foreign currency exchange contracts	6,944
Net swap contract, at value	3,588
Due from Advisor	37,587

Total Assets	5,125,421

LIABILITIES:
Payables:
Investment securities purchased	43,504
Unrealized depreciation on forward foreign currency exchange contracts	8,206
Accrued liabilities:
Distribution fees	42
Custodian and accounting fees	24,699
Trustees’ and Chief Compliance Officer’s fees	15
Other	63,221

Total Liabilities	139,687

Net Assets	$4,985,734

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

International Opportunities Plus Fund

NET ASSETS:
Paid in capital	$4,986,225
Accumulated undistributed (distributions in excess of) net investment income	28,451
Accumulated net realized gains (losses)	(10,307)
Net unrealized appreciation (depreciation)	(18,635)

Total Net Assets	$4,985,734

NET ASSETS:
Class A	$49,793
Class C	49,657
Select Class	4,886,284

Total	$4,985,734

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Select Class	326,667

Net asset value:
Class A - Redemption price per share	$14 .94
Class C - Offering price per share (a)	14 .90
Select Class - Offering and redemption price per share	14 .96

Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$15 .77

Cost of investments in non-affiliates	$4,988,501
Cost of foreign currency	25,611

(a)Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

International Opportunities Plus Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$54,485
Foreign taxes withheld	(4,313)

Total investment income	50,172

EXPENSES:
Investment advisory fees	28,309
Administration fees	2,314
Distribution fees:
Class A	61
Class C	184
Shareholder servicing fees:
Class A	61
Class C	61
Select Class	6,031
Custodian and accounting fees	28,001
Interest expense to affiliates	95
Professional fees	69,166
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	9,165
Registration and filing fees	1,714
Transfer agent fees	3,039
Other	1,475

Total expenses	149,701

Less amounts waived	(36,776)
Less expense reimbursements	(81,814)

Net expenses	31,111

Net investment income (loss)	19,061

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(35,512)
Foreign currency transactions	32,981

Net realized gain (loss)	(2,531)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	244,807
Foreign currency translations	9,682
Swaps	(3,091)

Change in net unrealized appreciation (depreciation)	251,398

Net realized/unrealized gains (losses)	248,867

Change in net assets resulting from operations	$267,928

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Opportunities Plus Fund

	Six Months Ended 4/30/2010 (Unaudited)	Period Ended 10/31/2009 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,061	$(2,225)
Net realized gain (loss)	(2,531)	(9,936)
Change in net unrealized appreciation (depreciation)	251,398	(270,033)

Change in net assets resulting from operations	267,928	(282,194)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	5,000,000

NET ASSETS:
Change in net assets	267,928	4,717,806
Beginning of period	4,717,806	—

End of period	$4,985,734	$4,717,806

Accumulated undistributed (distributions in excess of) net investment income	$28,451	$9,390

(a) Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Opportunities Plus Fund

	Six Months Ended 4/30/2010 (Unaudited)	Period Ended 10/31/2009 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000

Change in net assets from Class A capital transactions	$—	$50,000

Class C
Proceeds from shares issued	$—	$50,000

Change in net assets from Class C capital transactions	$—	$50,000

Select Class
Proceeds from shares issued	$—	$4,900,000

Change in net assets from Select Class capital transactions	$—	$4,900,000

Total change in net assets from capital transactions	$—	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333

Change in Class A Shares	—	3,333

Class C
Issued	—	3,333

Change in Class C Shares	—	3,333

Select Class
Issued	—	326,667

Change in Select Class Shares	—	326,667

(a)Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations						Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

International Opportunities Plus Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$14.15	$0.04	$0.75	$0.79	$14.94	5.58%	$50	1.50%	0 .53%	6.31%		35%
October 14, 2009(e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5.67)	47	1.50	(1 .20)	52.29	(f)	11
Class C
Six Months Ended April 30, 2010 (Unaudited)	14.15	— (g)	0.75	0.75	14.90	5.30	50	2.00	0 .03	6.81		35
October 14, 2009(e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5.67)	47	2.00	(1 .67)	52.80	(f)	11
Select Class
Six Months Ended April 30, 2010 (Unaudited)	14.15	0.06	0.75	0.81	14.96	5.72	4,886	1.25	0 .78	6.07		35
October 14, 2009(e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5.67)	4,623	1.25	(0 .96)	52.05	(f)	11

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e) Commencement of operations.
(f) Ratios are disproportionate between classes due to the size of net assets and fixed expenses,.
(g) Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I ( the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non- Diversified

International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

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See Note 2.C. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments:

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	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Common Stocks
Australia	$—	$151,088	$—	$151,088
Austria	—	24,191	—	24,191
Belgium	—	36,957	—	36,957
Canada	69,739	—	—	69,739
China	—	85,266	—	85,266
Denmark	—	24,650	—	24,650
Finland	—	39,041	—	39,041
France	—	597,319	—	597,319
Germany	—	231,148	—	231,148
Hong Kong	—	228,612	—	228,612
India	57,425	—	—	57,425
Indonesia	—	63,310	—	63,310
Ireland	—	79,246	—	79,246
Israel	—	37,646	—	37,646
Italy	—	148,933	—	148,933
Japan	—	1,112,743	—	1,112,743
Luxembourg	—	59,501	—	59,501
Netherlands	—	396,760	—	396,760
Norway	—	5,933	—	5,933
South Korea	—	62,260	—	62,260
Spain	—	69,578	—	69,578
Switzerland	—	158,088	—	158,088
Taiwan	—	140,022	—	140,022
United Arab Emirates	—	18,676	—	18,676
United Kingdom	—	994,847	—	994,847

Total Common Stocks	127,164	4,765,815	—	4,892,979

Preferred Stocks
Germany	—	74,295	—	74,295

Total Preferred Stocks	—	74,295	—	74,295

Total Investments in Securities	$127,164	$4,840,110	$—	$4,967,274

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,944	$—	$6,944
Swaps	—	3,588	$—	3,588

Total Appreciation in Other Financial Instruments	$—	$10,532	$—	$10,532

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(8,206)	$—	$(8,206)

Total Depreciation in Other Financial Instruments	$—	$(8,206)	$—	$(8,206)

B. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

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Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Advisor has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/depreciation, corporate actions, dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These costs/credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains/losses on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Advisor and counterparty, over the life of the agreement, and are generally determined based on internal limits and thresholds established at both the Fund and counterparty.

The swap involves greater risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in portfolio swaps are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value is reflected in the Statement of Assets and Liabilities, as swap contract at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation on the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses on the Statement of Operations.

The Fund had activity in the portfolio swap during the reporting period, with an average notional balance of $(18,683) during the period with an ending notional value of $509.

D. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

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The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The values disclosed in the accompanying Schedule of Portfolio Investments are indicative of the volume of the forward foreign currency exchange contract activity.

E. Summary of Derivative Information – The following table presents the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location

Assets:		Forward Foreign Currency Exchange Contracts	Swaps

Foreign exchange contracts	Receivables	$6,944	$—
Equity contracts	Receivables	—	3,588

Total		$6,944	$3,588

Liabilities:

Foreign exchange contracts	Payables	$(8,206)	$—
Equity contracts	Payables	—	—

Total		$(8,206)	$—

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2010, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts	Swaps	Total

Foreign exchange contracts	$32,679	$—	$32,679
Equity contracts	—	—	—

Total	$32,679	$—	$32,679

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts	Swaps	Total

Foreign exchange contracts	$9,130	$—	$9,130
Equity contracts	—	(3,091)	(3,091)

Total	$9,130	$(3,091)	$6,039

The Fund’s derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

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G. Allocation of Income and Expenses – In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees – Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee – Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all

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funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 20010, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees – JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

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Class A	Class C	Select Class

1.50%	2.00%	1.25%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$ 28,309	$ 2,314	$ 6,153	$ 36,776	$ 81,814

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the six months ended April 30, 2010, the Fund did not invest in any money market funds.

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2010, the Fund incurred $2 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

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4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$ 1,861,417	$ 1,713,489

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$ 4,988,501	$ 269,526	$ 290,753	$ (21,227)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is

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unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2010, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is party to a derivative contract governed by an International Swaps and Derivatives Association Master Agreement (ISDA agreement). The Fund’s ISDA agreement, which is separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

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SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio

International Opportunities Plus Fund
Class A
Actual	$1,000.00	$1,055.80	$7.65	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50

Class C
Actual	1,000.00	1,053.00	10.18	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00

Select Class
Actual	1,000.00	1,057.20	6.38	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

J.P. Morgan Funds

April 30, 2010 (Unaudited)

JPMorgan Income Builder Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	18
Financial Highlights	24
Notes to Financial Statements	26
Schedule of Shareholder Expenses	34

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010        J.P. MORGAN FUNDS   1

JPMorgan Income Builder Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.75%
S&P 500 Index (Primary Benchmark)	15.66%

Net Assets as of 4/30/2010 (In Thousands)	$167,179

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

The U.S. emerged as the clear winner among developed countries, as continued struggles in the housing market and concerns over increasing U.S. budget deficits were offset by improvement in the manufacturing sector and declines in weekly unemployment claims. In addition, corporate earnings continued to exceed expectations, with a significant amount of companies in the S&P 500 Index posting better-than-expected revenue. Europe lagged because of the region’s debt crisis. In addition, the region has had a more sluggish exit from recession than the U.S., with its meager annualized GDP growth from the mid-2009 bottom driven primarily by government spending and exports.

FUND PERFORMANCE

The JPMorgan Income Builder Fund (Class A Shares, without a sales charge) underperformed the S&P 500 Index for the six months ended April 30, 2010. The Fund’s fixed income allocation was the main driver of underperformance versus the S&P 500 Index, which is comprised fully of U.S. equities.

Among the Fund’s different asset classes, the Fund’s allocation to global equities added the least amount of value in terms of capital appreciation. During the reporting period, the Fund had a larger exposure to international equities versus outperforming U.S. equities, hurting relative performance. The Fund’s portfolio managers positioned the Fund to tactically pursue income and continued to find U.S. dividend yields unattractive. In addition, equities that pay out high dividends in the U.S. were generally concentrated in only a few sectors, while high-yielding equities were more diversified across sectors in the international markets. The Fund’s allocation to global real estate securities added the most value in terms of capital appreciation during the reporting period. Their performance was driven by strength from the Fund’s holdings in Japan, as the country’s credit market, which had lagged the rest of the world’s recovery, showed signs of improvement. Real estate securities are generally more tied to the conditions in credit markets than other investments because they are required to pay out a significant amount of their retained earnings in dividends and need access to affordable credit to fund their operations.

HOW THE FUND WAS MANAGED

The Fund seeks to maximize income while maintaining prospects for capital appreciation**. With 40 investment professionals located around the globe, J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the asset allocation that they believed would maximize income for the Fund. After determining what they believed to be the Fund’s ideal asset allocation, GMAG employed different teams of J.P. Morgan portfolio managers, each with a strong history of managing money in the asset classes assigned to them by GMAG. These teams of portfolio managers used bottom-up fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth to identify the most attractive investment opportunities in their respective asset classes.

During the reporting period, the Fund’s portfolio managers adjusted the Fund’s U.S. fixed income positioning slightly, eliminating the Fund’s exposure to corporate securities and rotating into non-agency mortgages. U.S. high yield bonds (junk bonds) continued to constitute the largest percentage of the Fund’s overall assets. The Fund’s portfolio managers continued to seek income in emerging markets debt, U.S. fixed income, global real estate securities, global equities and global convertible bonds.

The Fund had a significant amount of inflows during the reporting period. As the Fund’s portfolio managers received them, these new assets were allocated in accordance with the asset allocation views of GMAG.

2   J.P. MORGAN FUNDS        APRIL 30, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg), 9.000%, 06/11/14	1.1%
2.	Israel Electric Corp. Ltd. (Israel), 9.375%, 01/28/20	1.0
3.	Federal Republic of Brazil (Brazil), 11.000%, 08/17/40	0.9
4.	Merck & Co., Inc. (Common Stock)	0.9
5.	Royal Dutch Shell plc (Netherlands) (Common Stock)	0.9
6.	Unilever N.V. (Netherlands) (Common Stock)	0.8
7.	Zurich Financial Services AG (Switzerland) (Common Stock)	0.8
8.	Coca-Cola Co. (The) (Common Stock)	0.8
9.	Republic of Venezuela (Venezuela), 9.250%, 05/07/28	0.7
10.	Time Warner, Inc. (Common Stock)	0.7

PORTFOLIO COMPOSITION BY COUNTRY***

United States	58.4%
Netherlands	5.3
France	4.5
United Kingdom	4.0
Australia	3.4
Japan	3.3
Brazil	1.8
Luxembourg	1.5
Bermuda	1.4
Switzerland	1.3
Canada	1.3
Hong Kong	1.3
Venezuela	1.1
Israel	1.0
Others (each less than 1.0%)	10.4

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN FUNDS   3

JPMorgan Income Builder Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		8.75%	35.07%	1.89%
With Sales Charge*		3.84	29.02	0.30
CLASS C SHARES	5/31/07
Without CDSC		8.58	34.54	1.43
With CDSC**		7.58	33.54	1.43
SELECT CLASS SHARES	5/31/07	8.93	35.26	2.15

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN FUNDS        APRIL 30, 2010

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 1.9%
	United States — 1.9%
565	Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1, VAR, 0.903%, 09/25/34	459
300	Home Equity Asset Trust, Series 2005-2, Class M2, VAR, 0.743%, 07/25/35	276
400	Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, VAR, 0.833%, 07/25/34	310
264	Mastr Asset Backed Securities Trust, Series 2003-WMC2, Class M1, VAR, 1.313%, 08/25/33	246
46	Morgan Stanley ABS Capital I, Series 2006-WMC1, Class A2B, VAR, 0.463%, 12/25/35	43
568	Residential Asset Mortgage Products, Inc., Series 2004-RS11, Class M1, VAR, 0.883%, 11/25/34	501
745	Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4, VAR, 1.263%, 10/25/33	538
	Structured Asset Securities Corp.,
576	Series 2003-AM1, Class M1, VAR, 1.613%, 04/25/33	479
330	Series 2005-WF4, Class A4, VAR, 0.623%, 11/25/35	299
	Total Asset-Backed Securities (Cost $3,136)	3,151
Collateralized Mortgage Obligations — 0.9%
	Non-Agency CMO — 0.9%
	United States — 0.9%
71	Banc of America Alternative Loan Trust, Series 2006-4, Class 2A1, 6.000%, 05/25/21	63
138	Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.000%, 09/25/37	123
287	Citimortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	272
	Countrywide Alternative Loan Trust,
352	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	323
46	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	44
180	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 0.496%, 03/19/36	108
318	Residential Funding Mortgage Securities I, Series 2006-S12, Class 2A2, 6.000%, 12/25/36	298
	WaMu Mortgage Pass-Through Certificates,
154	Series 2005-AR15, Class A1A1, VAR, 0.523%, 11/25/45	127
145	Series 2005-AR17, Class A1A1, VAR, 0.533%, 12/25/45	114
142	Series 2005-AR2, Class 2A21, VAR, 0.593%, 01/25/45	109
	Total Collateralized Mortgage Obligations (Cost $1,586)	1,581

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 38.0%
	Australia — 3.0%
369	CFS Retail Property Trust (m)	651
779	Commonwealth Property Office Fund (m)	664
1,046	Dexus Property Group (m)	776
15	Macquarie Group Ltd.	686
55	QBE Insurance Group Ltd. (m)	1,063
234	Tatts Group Ltd. (m)	533
60	Westfield Group (m)	707
		5,080
	Austria — 0.3%
19	Oesterreichische Post AG (m)	532
	Belgium — 0.3%
6	Befimmo S.C.A. (m)	468
	Brazil — 0.4%
40	Cia Energetica de Minas Gerais, ADR (m)	644
	Canada — 0.6%
51	RioCan REIT (m)	970
1	World Color Press, Inc. (a)	9
		979
	China — 0.8%
989	China Construction Bank Corp., Class H (m)	803
582	Zhejiang Expressway Co., Ltd., Class H (m)	543
		1,346
	France — 4.2%
51	AXA S.A.	1,023
12	BNP Paribas (m)	817
16	Bouygues S.A.	814
15	Cie de St-Gobain (m)	736
22	GDF Suez	800
7	Schneider Electric S.A.	802
10	Sodexo	641
15	Total S.A. (m)	790
3	Unibail-Rodamco SE (m)	558
		6,981
	Germany — 0.5%
10	RWE AG	813
	Hong Kong — 1.3%
424	CNOOC Ltd. (m)	746
142	Hang Lung Properties Ltd. (m)	511
122	Hutchison Whampoa Ltd. (m)	837
		2,094
	Indonesia — 0.3%
16	Telekomunikasi Indonesia Tbk PT, ADR (m)	541

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
		Italy — 0.5%
37		ENI S.p.A. (m)	834
		Japan — 3.3%
—	(h)	Advance Residence Investment Corp. (a) (m)	318
23		Canon, Inc. (m)	1,043
—	(h)	Frontier Real Estate Investment Corp. (m)	839
1		Japan Retail Fund Investment Corp. (m)	1,082
—	(h)	Kenedix Realty Investment Corp. (m)	798
2		Nintendo Co., Ltd. (m)	739
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	307
—	(h)	Premier Investment Corp. (m)	309
			5,435
		Luxembourg — 0.0% (g)
53		MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (a) (f) (i)	28
		Netherlands — 4.5%
16		Eurocommercial Properties N.V. (m)	601
77		Koninklijke KPN N.V.	1,156
31		Koninklijke Philips Electronics N.V.	1,043
3		Lyondell Chemical Co., ADR (a)	73
45		Nieuwe Steen Investments Funds N.V. (m)	914
46		Royal Dutch Shell plc (m)	1,446
44		Unilever N.V. (m)	1,337
16		Vastned Retail N.V. (m)	930
			7,500
		Norway — 0.3%
589		Marine Harvest ASA (a)	546
		Singapore — 0.4%
66		Singapore Airlines Ltd. (m)	725
		South Africa — 0.3%
110		African Bank Investments Ltd. (m)	526
		Spain — 0.5%
64		Banco Santander S.A.	808
		Sweden — 0.4%
10		Hennes & Mauritz AB, Class B	659
		Switzerland — 1.3%
5		Roche Holding AG (m)	860
6		Zurich Financial Services AG (m)	1,317
			2,177
		Taiwan — 0.5%
76		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	803
		United Kingdom — 3.5%
22		British American Tobacco plc (m)	695
123		British Land Co. plc (m)	872
135		Centrica plc (m)	605
60		GlaxoSmithKline plc (m)	1,121
89		HSBC Holdings plc (m)	908
82		National Grid plc (m)	789
415		Vodafone Group plc (m)	921
			5,911
		United States — 10.8%
22		Abbott Laboratories (m)	1,102
51		Altria Group, Inc. (m)	1,085
21		AT&T, Inc. (m)	538
40		Bristol-Myers Squibb Co. (m)	1,007
2		Broder Brothers Co. (a) (f) (i)	—
18		Carnival Corp. (m)	737
24		Coca-Cola Co. (The) (m)	1,300
13		ConocoPhillips (m)	772
1		Dex One Corp. (a)	30
5		Duke Realty Corp. (m)	62
20		E.l. du Pont de Nemours & Co. (m)	813
4		Eurofresh, Inc., ADR (a) (f) (i)	5
7		Health Care REIT, Inc. (m)	332
3		Liberty Property Trust (m)	112
3		Mack-Cali Realty Corp. (m)	110
14		McDonald’s Corp. (m)	965
44		Merck & Co., Inc. (m)	1,526
28		Microsoft Corp. (m)	848
5		National Retail Properties, Inc. (m)	115
6		Occidental Petroleum Corp. (m)	563
17		Paychex, Inc. (m)	525
49		Pfizer, Inc. (m)	816
2		Spectrum Brands, Inc. (a)	46
28		SYSCO Corp. (m)	883
36		Time Warner, Inc. (m)	1,194
1		Unisys Corp. (a)	23
9		V.F. Corp. (m)	758
28		Verizon Communications, Inc. (m)	808
45		Xcel Energy, Inc. (m)	977
			18,052
		Total Common Stocks (Cost $62,940)	63,482

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN FUNDS        APRIL 30, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — 2.5%
	Australia — 0.2%
AUD 300	CFS Retail Property Trust, 5.075%, 08/21/14	270
AUD 250	Western Areas NL, 8.000%, 07/02/12	234
		504
	Austria — 0.1%
EUR 200	A-TEC Industries AG, 8.750%, 10/27/14	251
	Bermuda — 0.2%
300	Petroplus Finance Ltd., 4.000%, 10/16/15	275
	Cayman Islands — 0.2%
300	Suntech Power Holdings Co. Ltd., 3.000%, 03/15/13	260
	India — 0.3%
200	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	217
250	Suzlon Energy Ltd., Zero Coupon, 06/12/12	264
		481
	Luxembourg — 0.0% (g)
EUR 50	Kloeckner & Co. Financial Services SA, 1.500%, 07/27/12	61
	Netherlands — 0.2%
EUR 300	Q-Cells International Finance B.V., 5.750%, 05/26/14	270
	Norway — 0.2%
300	Petroleum Geo-Services ASA, 2.700%, 12/03/12	273
	Singapore — 0.1%
SGD 250	Yanlord Land Group Ltd., 5.850%, 07/13/14	189
	Spain — 0.3%
EUR 150	Fomento de Construcciones y Contratas SA, 6.500%, 10/30/14	196
EUR 200	Pescanova SA, 6.750%, 03/05/15	274
		470
	Sweden — 0.2%
SEK 2,000	SAS AB, 7.500%, 04/01/15	291
	United Kingdom — 0.2%
GBP 200	SVG Capital plc, 8.250%, 06/05/16	270
	United States — 0.3%
320	Advanced Micro Devices, Inc., 6.000%, 05/01/15	308
340	SanDisk Corp., 1.000%, 05/15/13	301
		609
	Total Convertible Bonds (Cost $4,234)	4,204
Corporate Bonds — 38.9%
	Bahamas — 0.1%
115	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	115
	Bermuda — 1.1%
250	Digicel Ltd., 8.250%, 09/01/17 (e)	256
105	Global Crossing Ltd., 12.000%, 09/15/15 (e)	118
125	Intelsat Intermediate Holding Co. SA, SUB, 9.500%, 02/01/15	130
	Intelsat Jackson Holdings SA,
375	8.500%, 11/01/19 (e)	394
250	9.500%, 06/15/16	266
270	11.250%, 06/15/16	292
	Intelsat Luxembourg SA,
186	PIK, 12.500%, 02/04/17	196
255	SUB, 11.250%, 02/04/17 (a)	267
		1,919
	Canada — 0.7%
	Bombardier, Inc.,
25	7.500%, 03/15/18 (e)	27
25	7.750%, 03/15/20 (e)	26
150	Cascades, Inc., 7.750%, 12/15/17 (e)	153
64	Garda World Security Corp., 9.750%, 03/15/17 (e)	66
	Gibson Energy ULC/GEP Midstream Finance Corp.,
15	10.000%, 01/15/18 (e)	15
140	11.750%, 05/27/14 (e)	155
150	Novelis, Inc., 7.250%, 02/15/15	149
500	Quebecor Media, Inc., 7.750%, 03/15/16	501
	Quebecor World Capital Corp.,
50	6.125%, 11/15/13 (d) (f)	3
50	9.750%, 01/15/15 (d) (f)	3
80	Telesat Canada/Telesat LLC, 11.000%, 11/01/15	90
		1,188
	Cayman Islands — 0.1%
45	Seagate HDD Cayman, 6.875%, 05/01/20 (e)	45
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	152
		197
	France — 0.2%
425	Credit Agricole S.A., VAR, 6.637%, 05/31/17 (e) (x)	360
	Germany — 0.1%
150	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 8.125%, 12/01/17 (e)	153

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Ireland — 0.2%
300	Elan Finance plc/Elan Finance Corp., 8.750%, 10/15/16 (e)	305
	Israel — 1.0%
1,310	Israel Electric Corp. Ltd., 9.375%, 01/28/20	1,630
	Luxembourg — 1.4%
EUR 200	Espirito Santo Financial Group S.A., SUB, 3.550%, 11/15/25	224
1,500	RSHB Capital SA for OJSC Russian Agricultural Bank, 9.000%, 06/11/14	1,740
300	Wind Acquisition Finance S.A., 11.750%, 07/15/17 (e)	334
		2,298
	Netherlands — 0.5%
730	Majapahit Holding BV, 7.875%, 06/29/37	759
150	NXP BV/NXP Funding LLC, 7.875%, 10/15/14	148
		907
	United Arab Emirates — 0.4%
720	Dubai Electricity & Water Authority, 8.500%, 04/22/15 (e)	742
	United Kingdom — 0.2%
250	Barclays Bank plc, VAR, 7.434%, 12/15/17 (e) (x)	245
100	Virgin Media Finance plc, 9.125%, 08/15/16	107
		352
	United States — 32.9%
500	ACCO Brands Corp., 10.625%, 03/15/15 (e)	554
200	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	166
100	Advanced Micro Devices, Inc., 8.125%, 12/15/17 (e)	103
500	AES Corp. (The), 9.750%, 04/15/16 (e)	546
100	Affinia Group, Inc., 9.000%, 11/30/14	99
38	AK Steel Corp., 7.625%, 05/15/20	39
100	Allbritton Communications Co., 8.000%, 05/15/18 (e)	100
150	Alliance One International, Inc., 10.000%, 07/15/16 (e)	159
15	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	15
250	AMC Entertainment, Inc., 8.750%, 06/01/19	265
175	American Tire Distributors, Inc., VAR, 6.541%, 04/01/12	166
250	Ames True Temper, Inc., VAR, 4.303%, 01/15/12	239
	Amkor Technology, Inc.,
295	7.375%, 05/01/18 (e)	300
130	7.750%, 05/15/13	131
250	9.250%, 06/01/16	266
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	250
125	Antero Resources Finance Corp., 9.375%, 12/01/17 (e)	129
265	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	269
725	Arch Coal, Inc., 8.750%, 08/01/16 (e)	771
50	Associated Materials LLC/Associated Materials Finance, Inc., 9.875%, 11/15/16	55
50	Avaya, Inc., 9.750%, 11/01/15	50
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
25	7.750%, 05/15/16	26
150	9.625%, 03/15/18 (e)	162
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	98
10	Belden, Inc., 9.250%, 06/15/19 (e)	11
	Berry Plastics Corp.,
10	8.250%, 11/15/15	10
210	8.875%, 09/15/14	206
170	9.500%, 05/15/18 (e)	169
200	Bill Barrett Corp., 9.875%, 07/15/16	215
850	Biomet, Inc., PIK, 11.124%, 10/15/17	934
50	Block Communications, Inc., 8.250%, 12/15/15 (e)	50
24	Blockbuster, Inc., 11.750%, 10/01/14 (e)	18
125	Boise Paper Holdings LLC / Boise Co.-Issuer Co, 8.000%, 04/01/20 (e)	129
24	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	20
75	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14	79
	Cablevision Systems Corp.,
50	7.750%, 04/15/18	51
25	8.000%, 04/15/20	25
75	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	78
62	Calpine Corp., 7.250%, 10/15/17 (e)	60
175	Capital One Capital V, 10.250%, 08/15/39	210
270	Catalent Pharma Solutions, Inc., PIK, 10.250%, 04/15/15	275
	CCO Holdings LLC / CCO Holdings Capital Corp.,
30	7.875%, 04/30/18 (e)	31
775	8.125%, 04/30/20 (e)	791

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN FUNDS        APRIL 30, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Cenveo Corp.,
50	7.875%, 12/01/13	50
150	8.875%, 02/01/18 (e)	155
50	10.500%, 08/15/16 (e)	52
750	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	764
	CF Industries, Inc.,
60	6.875%, 05/01/18	63
25	7.125%, 05/01/20	26
150	Chesapeake Energy Corp., 9.500%, 02/15/15	164
135	Chiquita Brands International, Inc., 8.875%, 12/01/15	138
650	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	683
150	Chukchansi Economic Development Authority, VAR, 4.024%, 11/15/12 (e)	118
	Cincinnati Bell, Inc.,
115	8.250%, 10/15/17	117
20	8.750%, 03/15/18	20
150	CIT Group, Inc., 7.000%, 05/01/15	143
250	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17 (e)	268
291	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	302
175	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19 (e)	180
25	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	25
145	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	138
175	Comstock Resources, Inc., 8.375%, 10/15/17	181
	Consol Energy, Inc.,
100	8.000%, 04/01/17 (e)	106
75	8.250%, 04/01/20 (e)	80
125	Constar International, Inc., VAR, 3.625%, 02/15/12	108
	Constellation Brands, Inc.,
250	7.250%, 05/15/17	255
500	8.375%, 12/15/14	535
178	Continental Airlines 2003-ERJ1 Pass Through Trust, 7.875%, 07/02/18	162
76	Continental Airlines 2004-ERJ1 Pass Through Trust, 9.558%, 09/01/19	72
33	Continental Airlines 2005-ERJ1 Pass Through Trust, 9.798%, 04/01/21	31
34	Continental Airlines, Inc., Series 2000-2, 7.487%, 10/02/10	34
40	Cooper-Standard Automotive, Inc., 8.500%, 05/01/18 (e)	41
20	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18	20
	Cricket Communications, Inc.,
15	7.750%, 05/15/16	16
170	9.375%, 11/01/14	175
110	Crosstex Energy LP / Crosstex Energy Finance Corp., 8.875%, 02/15/18 (e)	114
175	Da-Lite Screen Co., Inc., 12.500%, 04/01/15 (e)	177
150	Del Monte Corp., 7.500%, 10/15/19 (e)	158
409	Delta Air Lines, Inc., 8.954%, 08/10/14	393
120	Denbury Resources, Inc., 8.250%, 02/15/20	129
50	DI Finance/DynCorp International, 9.500%, 02/15/13	51
185	DigitalGlobe, Inc., 10.500%, 05/01/14 (e)	203
	DISH DBS Corp.,
500	7.125%, 02/01/16	508
500	7.875%, 09/01/19	524
132	DuPont Fabros Technology LP, 8.500%, 12/15/17 (e)	137
100	Dynegy Holdings, Inc., 7.125%, 05/15/18	75
150	Dynegy Roseton / Danskammer Pass Through Trust Series B, Series B, 7.670%, 11/08/16	142
180	Eastman Kodak Co., 9.750%, 03/01/18 (e)	188
250	Easton-Bell Sports, Inc., 9.750%, 12/01/16 (e)	266
	Edison Mission Energy,
296	7.200%, 05/15/19	212
54	7.750%, 06/15/16	42
25	El Paso Corp., 12.000%, 12/12/13	30
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	26
45	Equinix, Inc., 8.125%, 03/01/18	47
13	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	13
35	Express LLC / Express Finance Corp., 8.750%, 03/01/18 (e)	36
125	Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	127
50	FGI Holding Co., Inc., VAR, 11.250%, 10/01/15 (e)	51
25	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	29
550	First Data Corp., 9.875%, 09/24/15	503
50	Fisher Communications, Inc., 8.625%, 09/15/14	50
59	Ford Holdings LLC, 9.300%, 03/01/30	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Ford Motor Co.,
125	7.750%, 06/15/43	105
100	8.900%, 01/15/32	101
50	9.980%, 02/15/47	52
	Ford Motor Credit Co. LLC,
500	7.000%, 04/15/15	508
250	8.000%, 12/15/16	266
47	9.875%, 08/10/11	50
155	Forest Oil Corp., 7.250%, 06/15/19	157
	Freescale Semiconductor, Inc.,
550	9.250%, 04/15/18 (e)	572
130	10.125%, 03/15/18 (e)	140
20	Frontier Communications Corp., 7.125%, 03/15/19	19
100	FTI Consulting, Inc., 7.750%, 10/01/16	103
200	Gannett Co., Inc., 9.375%, 11/15/17 (e)	219
500	GCI, Inc., 8.625%, 11/15/19 (e)	509
100	General Cable Corp., VAR, 2.666%, 04/01/15	91
25	General Nutrition Centers, Inc., PIK, 5.750%, 03/15/14	24
500	Geo Group, Inc. (The), 7.750%, 10/15/17 (e)	511
30	Georgia Gulf Corp., 9.000%, 01/15/17 (e)	32
30	Global Geophysical Services, Inc., 10.500%, 05/01/17 (e)	29
	GMAC Inc,
500	6.750%, 12/01/14	499
125	8.000%, 11/01/31	122
150	Graphic Packaging International, Inc., 9.500%, 06/15/17	161
25	Gray Television, Inc., 10.500%, 06/29/15 (e)	25
300	Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15	253
	Harrah’s Operating Co., Inc.,
400	10.000%, 12/15/18	345
285	11.250%, 06/01/17	311
75	12.750%, 04/15/18 (e)	74
	HCA, Inc.,
50	7.250%, 09/15/20 (e)	52
525	9.250%, 11/15/16	568
750	PIK, 9.625%, 11/15/16	815
500	Health Management Associates, Inc., 6.125%, 04/15/16	483
100	Hertz Corp. (The), 10.500%, 01/01/16	107
150	Hexcel Corp., 6.750%, 02/01/15	149
25	Holly Corp., 9.875%, 06/15/17 (e)	26
	Holly Energy Partners LP/Holly Energy Finance Corp.,
25	6.250%, 03/01/15	24
50	8.250%, 03/15/18 (e)	52
250	HSN, Inc., 11.250%, 08/01/16	282
	HUB International Holdings, Inc.,
40	9.000%, 12/15/14 (e)	39
175	10.250%, 06/15/15 (e)	171
250	Huntsman International LLC, 5.500%, 06/30/16 (e)	228
150	Ingles Markets, Inc., 8.875%, 05/15/17	159
50	Intcomex, Inc., 13.250%, 12/15/14 (e)	51
25	International Coal Group, Inc., 9.125%, 04/01/18	26
	International Lease Finance Corp.,
50	8.625%, 09/15/15 (e)	49
50	8.750%, 03/15/17 (e)	50
30	International Wire Group, Inc., 9.750%, 04/15/15 (e)	30
	Iron Mountain, Inc.,
17	8.375%, 08/15/21	18
110	8.750%, 07/15/18	116
50	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	46
500	Jarden Corp., 7.500%, 05/01/17	511
350	JB Poindexter & Co., Inc., 8.750%, 03/15/14	333
25	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	29
100	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	110
95	Kemet Corp., 10.500%, 05/01/18 (e)	95
100	Key Energy Services, Inc., 8.375%, 12/01/14	102
150	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	143
	Lamar Media Corp.,
32	6.625%, 08/15/15	31
115	LBI Escrow Corp., 8.000%, 11/01/17 (e)	119
50	LBI Media, Inc., 8.500%, 08/01/17 (e)	43
50	Lennar Corp., 6.950%, 06/01/18 (e)	49
	Level 3 Financing, Inc.,
90	9.250%, 11/01/14	89
155	10.000%, 02/01/18 (e)	153
100	Levi Strauss & Co., 7.625%, 05/15/20 (e)	101
350	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	408
40	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20 (e)	42

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN FUNDS        APRIL 30, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
30	Live Nation Entertainment, Inc., 8.125%, 05/15/18 (e)	31
175	Ltd. Brands, Inc., 7.000%, 05/01/20	179
60	M/I Homes, Inc., 6.875%, 04/01/12	60
150	Mac-Gray Corp., 7.625%, 08/15/15	146
40	Mariner Energy, Inc., 11.750%, 06/30/16	51
40	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (d) (e)	10
250	McClatchy Co. (The), 11.500%, 02/15/17 (e)	268
125	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	130
300	Media General, Inc., 11.750%, 02/15/17 (e)	320
162	Mediacom LLC / Mediacom Capital Corp., 9.125%, 08/15/19 (e)	167
165	Meritage Homes Corp., 7.150%, 04/15/20 (e)	160
690	MetroPCS Wireless, Inc., 9.250%, 11/01/14	716
	MGM Mirage,
250	5.875%, 02/27/14	220
350	9.000%, 03/15/20 (e)	367
150	11.375%, 03/01/18 (e)	154
	Michael’s Stores, Inc.,
210	11.375%, 11/01/16	229
190	SUB, 11/01/16	176
25	Midwest Gaming Borrower LLC / Midwest Finance Corp., 11.625%, 04/15/16 (e)	26
250	Mirant North America LLC, 7.375%, 12/31/13	257
150	Moog, Inc., 7.250%, 06/15/18	148
	Motors Liquidation Co.,
11	0.000%, 03/15/36 (d)	2
10	6.750%, 05/01/28 (d)	4
115	8.375%, 07/15/33 (d)	44
77	Multiplan, Inc., 10.375%, 04/15/16 (e)	80
10	Murray Energy Corp., 10.250%, 10/15/15 (e)	10
50	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	60
150	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17 (e)	157
50	NB Capital Trust IV, 8.250%, 04/15/27	50
	Nebraska Book Co., Inc.,
125	8.625%, 03/15/12	120
100	10.000%, 12/01/11	104
30	NetFlix, Inc., 8.500%, 11/15/17	32
	New Communications Holdings, Inc.,
25	7.875%, 04/15/15 (e)	26
25	8.250%, 04/15/17 (e)	26
325	8.500%, 04/15/20 (e)	334
25	8.750%, 04/15/22 (e)	26
125	Newfield Exploration Co., 6.875%, 02/01/20	126
325	NewPage Corp., 11.375%, 12/31/14	334
25	Nexstar Broadcasting, Inc. / Mission Broadcasting Inc, 8.875%, 04/15/17 (e)	26
375	Nextel Communications, Inc., 7.375%, 08/01/15	365
	NFR Energy LLC/NFR Energy Finance Corp.,
125	9.750%, 02/15/17 (e)	123
20	9.750%, 02/15/17 (e)	20
	NII Capital Corp.,
165	8.875%, 12/15/19 (e)	175
10	10.000%, 08/15/16 (e)	11
50	Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18 (e)	52
600	NRG Energy, Inc., 7.375%, 02/01/16	594
75	Overseas Shipholding Group, Inc., 8.125%, 03/30/18	77
	PAETEC Holding Corp.,
375	8.875%, 06/30/17	385
250	9.500%, 07/15/15	255
20	Parker Drilling Co., 9.125%, 04/01/18 (e)	20
50	Patriot Coal Corp., 8.250%, 04/30/18	50
300	Peninsula Gaming LLC, 10.750%, 08/15/17 (e)	307
150	Penn Virginia Corp., 10.375%, 06/15/16	164
50	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	51
500	Petrohawk Energy Corp., 9.125%, 07/15/13	523
100	PHI, Inc., 7.125%, 04/15/13	99
25	Phillips-Van Heusen Corp., 7.375%, 05/15/20	26
25	Pinnacle Entertainment, Inc., 8.750%, 05/15/20 (e)	25
105	Pioneer Drilling Co., 9.875%, 03/15/18 (e)	108
120	Pioneer Natural Resources Co., 7.500%, 01/15/20	128
30	Plains Exploration & Production Co., 7.625%, 04/01/20	30
150	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	153
75	PolyOne Corp., 8.875%, 05/01/12	80
25	Polypore, Inc., 8.750%, 05/15/12	25
100	Prestige Brands, Inc., 8.250%, 04/01/18 (e)	103
100	Quality Distribution LLC/QD Capital Corp., 9.000%, 11/15/10 (f) (i)	100
100	Quicksilver Resources, Inc., 11.750%, 01/01/16	116
200	Quiksilver, Inc., 6.875%, 04/15/15	184

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	QVC, Inc.,
10	7.125%, 04/15/17 (e)	10
10	7.375%, 10/15/20 (e)	10
	Qwest Communications International, Inc.,
160	7.125%, 04/01/18 (e)	165
500	7.500%, 02/15/14	509
35	Qwest Corp., 7.625%, 06/15/15	39
90	Radiation Therapy Services, Inc., 9.875%, 04/15/17 (e)	92
125	Range Resources Corp., 7.500%, 05/15/16	130
500	RBS Global Inc / Rexnord LLC, 8.500%, 05/01/18 (e)	501
45	Real Mex Restaurants, Inc., 14.000%, 01/01/13	44
210	Revlon Consumer Products Corp., 9.750%, 11/15/15 (e)	216
150	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.500%, 05/15/18 (e)	151
600	Rite Aid Corp., 7.500%, 03/01/17	567
525	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14	539
50	Sabine Pass LNG LP, 7.250%, 11/30/13	48
250	Salem Communications Corp., 9.625%, 12/15/16	268
500	Sealy Mattress Co., 8.250%, 06/15/14	505
200	Seminole Hard Rock Entertainment, Inc., VAR, 2.757%, 03/15/14 (e)	179
	Service Corp. International,
500	6.750%, 04/01/15	495
250	7.625%, 10/01/18	256
300	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	255
	Sirius XM Radio, Inc.,
50	8.750%, 04/01/15 (e)	51
125	9.750%, 09/01/15 (e)	137
25	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (e)	25
	Smithfield Foods, Inc.,
75	7.750%, 05/15/13	76
150	7.750%, 07/01/17	148
5	10.000%, 07/15/14 (e)	6
75	Solo Cup Co., 8.500%, 02/15/14	75
200	Solo Cup Co. / Solo Cup Operating Corp., 10.500%, 11/01/13	213
300	Sotheby’s, 7.750%, 06/15/15	305
356	Spectrum Brands, Inc., PIK, 12.000%, 08/28/19	380
750	Sprint Capital Corp., 8.750%, 03/15/32	749
265	Sprint Nextel Corp., 6.000%, 12/01/16	244
	Standard Pacific Corp.,
53	6.250%, 04/01/14	51
110	7.000%, 08/15/15	108
	Steel Dynamics, Inc.,
300	7.625%, 03/15/20 (e)	310
150	7.750%, 04/15/16	157
50	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	49
100	Sterling Chemicals, Inc., 10.250%, 04/01/15	101
150	Stream Global Services, Inc., 11.250%, 10/01/14 (e)	156
25	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 03/15/20	26
500	SunGard Data Systems, Inc., 10.250%, 08/15/15	527
675	SUPERVALU, Inc., 8.000%, 05/01/16	687
75	Susser Holdings LLC / Susser Finance Corp., 8.500%, 05/15/16 (e)	74
	Swift Energy Co.,
25	7.125%, 06/01/17	25
50	8.875%, 01/15/20	52
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
50	8.250%, 07/01/16	51
150	11.250%, 07/15/17 (e)	171
12	TeamHealth, Inc., 11.250%, 12/01/13	13
	Tenet Healthcare Corp.,
175	8.875%, 07/01/19 (e)	193
500	9.250%, 02/01/15	535
10	Terra Capital, Inc., 7.750%, 11/01/19	12
110	Terremark Worldwide, Inc., 12.000%, 06/15/17 (e)	127
50	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	38
60	Tops Markets LLC, 10.125%, 10/15/15 (e)	63
250	Toys R Us Property Co. LLC, 8.500%, 12/01/17 (e)	264
75	TreeHouse Foods, Inc., 7.750%, 03/01/18	78
46	Triumph Group, Inc., 8.000%, 11/15/17	46
250	tw telecom holdings inc, 8.000%, 03/01/18 (e)	259
76	U.S. Concrete, Inc., 8.375%, 04/01/14 (d)	49
77	UCI Holdco, Inc., PIK, 8.257%, 12/15/13	74
25	Unisys Corp., 14.250%, 09/15/15 (e)	30
50	United Air Lines, Inc., 10.400%, 11/01/16	54

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN FUNDS        APRIL 30, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	United Rentals North America, Inc.,
235	9.250%, 12/15/19	251
15	10.875%, 06/15/16	17
250	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	263
	Universal City Development Partners Ltd.,
15	8.875%, 11/15/15 (e)	15
270	10.875%, 11/15/16 (e)	287
500	US Oncology, Inc., 9.125%, 08/15/17	523
200	USI Holdings Corp., 9.750%, 05/15/15 (e)	193
150	Valassis Communications, Inc., 8.250%, 03/01/15	158
60	Valeant Pharmaceuticals International, 7.625%, 03/15/20 (e)	61
300	Vanguard Health Holding Co. II LLC/Vanguard Holding Co II, Inc., 8.000%, 02/01/18 (e)	297
100	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14 (e)	111
500	Visant Holding Corp., SUB, 10.250%, 12/01/13	516
25	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	24
	Western Refining, Inc.,
45	11.250%, 06/15/17 (e)	42
20	VAR, 10.750%, 06/15/14 (e)	19
	Windstream Corp.,
150	7.875%, 11/01/17	149
500	8.625%, 08/01/16	512
250	WMG Acquisition Corp., 7.375%, 04/15/14	241
200	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 11/01/17 (e)	204
	XM Satellite Radio, Inc.,
150	11.250%, 06/15/13 (e)	164
50	13.000%, 08/01/13 (e)	57
250	Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17 (e)	260
		54,867
	Total Corporate Bonds (Cost $63,670)	65,033
Foreign Government Securities — 4.7%
	Argentina — 0.4%
590	City of Buenos Aires, 12.500%, 04/06/15 (e)	620
	Brazil — 0.9%
1,145	Federal Republic of Brazil, 11.000%, 08/17/40	1,528
	Dominican Republic — 0.6%
874	Government of Dominican Republic, 9.040%, 01/23/18 (e)	973
	Mexico — 0.7%
	United Mexican States,
25	7.500%, 04/08/33	30
795	11.375%, 09/15/16	1,105
		1,135
	Peru — 0.4%
510	Republic of Peru, 9.875%, 02/06/15	645
	Turkey — 0.5%
760	Republic of Turkey, 11.500%, 01/23/12	873
	Uruguay — 0.1%
	Republic of Uruguay,
50	7.625%, 03/21/36	57
100	8.000%, 11/18/22	119
		176
	Venezuela — 1.1%
1,620	Republic of Venezuela, 9.250%, 05/07/28	1,202
805	Republic of Venezuela,, 9.375%, 01/13/34	594
		1,796
	Total Foreign Government Securities (Cost $7,679)	7,746
Loan Participations & Assignments — 1.4%
	United States — 1.4%
300	Abitibi, Inc., Term Loan, 03/31/11ˆ	290
199	Avaya, Inc., Term Loan B, 3.002%, 10/26/14	183
183	Calpine Corp., 1st Priority Lien, Term Loan, 3.165%, 03/29/14	176
175	Capmark Financial Group, Term Roll-Up Certified Tranche, 03/23/13ˆ	152
	Claire’s Stores, Term Loan B,
259	3.040%, 05/29/14	229
115	3.040%, 05/29/14	103
	First Data Corp., Initial Tranche B-3 Term Loan,
93	3.032%, 09/24/14	84
5	3.040%, 09/24/14	4
145	General Growth Properties, Inc., Revolver Term Loan, 12/31/49ˆ (d)	150
82	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.316%, 01/28/15	72
5	Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.748%, 12/20/13	3
2	Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.748%, 12/20/13	1
6	Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.998%, 12/22/14	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
		United States — Continued
6		Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.998%, 12/22/14	4
6		Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.998%, 12/22/14	4
		Lyondell Chemical Co., Roll-Up DIP Term Loan,
77		5.799%, 06/03/10	85
—	(h)	6.560%, 06/03/10	—	(h)
15		Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.748%, 12/20/13	9
26		Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	16
26		Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	16
31		Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 12/20/14ˆ	19
8		Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.748%, 12/20/13	5
200		Newsday, Fixed Rate Term Loan, 10.500%, 08/01/13	217
79		NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.190%, 02/01/13	77
		NRG Energy, Inc. (Opco), Term Loan B,
15		2.023%, 02/01/13	14
105		2.040%, 02/01/13	103
		R.H. Donnelley, Inc., Exit Term Loan,
13		9.250%, 10/24/14	13
129		9.250%, 10/24/14	125
		Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
199		3.751%, 10/10/14	162
100		3.790%, 10/10/14	82
		Total Loan Participations & Assignments (Cost $2,309)	2,402

SHARES
Preferred Stocks — 2.2%
Brazil — 0.5%
30	Vale S.A., ADR (m)	815

SHARES		SECURITY DESCRIPTION	VALUE
		United States — 1.7%
11		AMB Property Corp., 6.500%, 06/03/10 (m) (x)	238
2		CoBank ACB, 7.000%, 06/01/10 (e) (f) (i) (x)	74
9		Digital Realty Trust, Inc., 8.500%, 06/03/10 (m) (x)	235
—	(h)	Eurofresh, Inc., ADR (a) (f) (i)	5
1		Ford Motor Credit Co. LLC, 7.375%, 10/15/31	31
2		Ford Motor Credit Co. LLC, 7.600%, 03/01/32	43
11		HCP, Inc., 7.100%, 06/03/10 (m) (x)	266
12		Kilroy Realty Corp., 7.500%, 06/03/10 (m) (x)	285
7		M/I Homes, Inc., 9.750%, 03/15/12 (a) (x)	134
6		PS Business Parks, Inc., 7.950%, 06/03/10 (m) (x)	138
11		Public Storage, 6.625%, 01/09/12 (m) (x)	278
9		Public Storage, 7.250%, 05/03/11 (m) (x)	228
12		Regency Centers Corp., 6.700%, 08/02/10 (m) (x)	268
11		Taubman Centers, Inc., 8.000%, 06/03/10 (m) (x)	272
12		Vornado Realty Trust, 6.625%, 06/03/10 (m) (x)	273
6		Weingarten Realty Investors, 6.500%, 01/30/12 (m) (x)	143
			2,911
		Total Preferred Stocks (Cost $3,532)	3,726

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 0.0% (g)
35	U.S. Treasury Note, 0.875%, 01/31/11 (k) (Cost $35)	35

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		Canada — 0.0% (g)
		World Color Press, Inc.,
—	(h)	expiring 07/20/14 (Strike Price $13.00) (a)	2
—	(h)	expiring 07/20/14 (Strike Price $16.30) (a)	1
		Total Warrants (Cost $49)	3

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 6.8%
	Investment Company — 6.8%
11,287	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $11,287)	11,287
	Total Investments — 97.3% (Cost $160,457)	162,650
	Other Assets in Excess of Liabilities — 2.7%	4,529
	NET ASSETS — 100.0%	$167,179

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	TOPIX Index	06/10/10	105	(1)
6	Dow Jones Euro STOXX 50 Index	06/18/10	220	(9)
2	FTSE 100 Index	06/18/10	169	(6)
12	E-mini S&P 500	06/30/10	710	(15)

	Short Futures Outstanding
(5)	Euro FX	06/14/10	(832)	18
				(13)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Investment Trusts (REITs)	9.6%
Media	5.7
Oil, Gas & Consumable Fuels	5.0
Diversified Telecommunication Services	5.0
Foreign Governments	4.8
Pharmaceuticals	4.4
Commercial Banks	3.7
Hotels, Restaurants & Leisure	3.5
Health Care Providers & Services	2.8
Insurance	2.6
Multi-Utilities	2.6
Electric Utilities	2.5
Industrial Conglomerates	2.1
Asset-Backed Securities	1.9
Metals & Mining	1.8
Diversified Financial Services	1.8
Semiconductors & Semiconductor Equipment	1.8
Wireless Telecommunication Services	1.8
Food Products	1.7%
Food & Staples Retailing	1.5
Beverages	1.3
Specialty Retail	1.3
Consumer Finance	1.2
Independent Power Producers & Energy Traders	1.2
Commercial Services & Supplies	1.2
Tobacco	1.2
IT Services	1.1
Airlines	1.1
Electrical Equipment	1.0
Chemicals	1.0
Software	1.0
Non-Agency CMO	1.0
Household Products	1.0
Short-Term Investment	6.9
Others (each less than 1.0%)	11.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   15

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

ADR —	American Depositary Receipt

AUD —	Australian Dollar

CMO —	Collateralized Mortgage Obligation

EUR —	Euro

DA —	Development Authority

DIP —	Debtor-in-possession

EUR —	Euro

GBP —	British Pound

GMAC —	General Motors Acceptance Corp.

PIK —	Payment-in-Kind

REIT —	Real Estate Investment Trust

SEK —	Swedish Krona

SGD —	Singapore Dollar

SUB —	Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2010.

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2010.

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d) —	Defaulted Security.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) —	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The fund owns fair valued securities with a value of approximately $417,000 which amounts to 0.3% of total investments. In addition, the value and percentage, based on total investments, of the investments that apply fair valuation policy for the international investments are approximately $42,362,000 and 26.0%, respectively.

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand (shares or dollars).

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	The rate shown is the current yield as of April 30, 2010.

(m) —	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x) —	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2010.

ˆ —	Unsettled security, coupon rate is undetermined at April 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN FUNDS        APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010        J.P. MORGAN FUNDS   17

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$151,363
Investments in affiliates, at value	11,287
Total investment securities, at value	162,650
Cash	5,577
Foreign currency, at value	83
Deposits at broker for futures contracts	88
Receivables:
Investment securities sold	2,209
Fund shares sold	6,503
Interest and dividends	2,037
Tax reclaims	21
Total Assets	179,168

LIABILITIES:
Payables:
Dividends	129
Investment securities purchased	11,206
Fund shares redeemed	487
Variation margin on futures contracts	22
Accrued liabilities:
Investment advisory fees	24
Administration fees	—	(a)
Shareholder servicing fees	2
Distribution fees	38
Custodian and accounting fees	45
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	36
Total Liabilities	11,989
Net Assets	$167,179

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN FUNDS        APRIL 30, 2010

Income Builder Fund
NET ASSETS:
Paid in capital	$167,316
Accumulated undistributed (distributions in excess of) net investment income	52
Accumulated net realized gains (losses)	(2,359)
Net unrealized appreciation (depreciation)	2,170
Total Net Assets	$167,179

Net Assets:
Class A	$87,946
Class C	47,834
Select Class	31,399
Total	$167,179

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,833
Class C	5,352
Select Class	3,509

Net Asset Value:
Class A — Redemption price per share	$8.94
Class C — Offering price per share (b)	8.94
Select Class — Offering and redemption price per share	8.95
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.36

Cost of investments in non-affiliates	$149,170
Cost of investments in affiliates	11,287
Cost of foreign currency	82

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   19

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,184
Dividend income from non-affiliates	643
Interest income from affiliates	—	(a)
Dividend income from affiliates	2
Foreign taxes withheld	(47)
Total investment income	1,782

EXPENSES:
Investment advisory fees	126
Administration fees	26
Distribution fees:
Class A	33
Class C	32
Shareholder servicing fees:
Class A	33
Class C	11
Select Class	27
Custodian and accounting fees	71
Interest expense to affiliates	—	(a)
Professional fees	45
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Printing and mailing costs	5
Registration and filing fees	52
Transfer agent fees	3
Other	4
Total expenses	468
Less amounts waived	(190)
Less earnings credits	—	(a)
Less expense reimbursements	(62)
Net expenses	216
Net investment income (loss)	1,566

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	936
Futures	51
Foreign currency transactions	38
Net realized gain (loss)	1,025
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,912
Futures	2
Foreign currency translations	(11)
Change in net unrealized appreciation (depreciation)	1,903
Net realized/unrealized gains (losses)	2,928
Change in net assets resulting from operations	$4,494

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN FUNDS        APRIL 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,566	$1,092
Net realized gain (loss)	1,025	(1,530)
Change in net unrealized appreciation (depreciation)	1,903	4,957
Change in net assets resulting from operations	4,494	4,519

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(767)	(5)
Class C
From net investment income	(314)	(4)
Select Class
From net investment income	(586)	(939)
Total distributions to shareholders	(1,667)	(948)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	144,791	948

NET ASSETS:
Change in net assets	147,618	4,519
Beginning of period	19,561	15,042
End of period	$167,179	$19,561
Accumulated undistributed (distributions in excess of) net investment income	$52	$153

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   21

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89,511	$—
Dividends and distributions reinvested	674	5
Cost of shares redeemed	(3,978)	—
Redemption fees	7	—
Change in net assets from Class A capital transactions	$86,214	$5
Class C
Proceeds from shares issued	$47,769	$—
Dividends and distributions reinvested	202	4
Cost of shares redeemed	(336)	—
Redemption fees	3	—
Change in net assets from Class C capital transactions	$47,638	$4
Select Class
Proceeds from shares issued	$31,919	$—
Dividends and distributions reinvested	546	939
Cost of shares redeemed	(21,529)	—
Redemption fees	3	—
Change in net assets from Select Class capital transactions	$10,939	$939

Total change in net assets from capital transactions	$144,791	$948

SHARE TRANSACTIONS:
Class A
Issued	10,191	—
Reinvested	76	—	(a)
Redeemed	(445)	—
Change in Class A Shares	9,822	—	(a)
Class C
Issued	5,356	—
Reinvested	23	—	(a)
Redeemed	(38)	—
Change in Class C Shares	5,341	—	(a)
Select Class
Issued	3,567	—
Reinvested	63	129
Redeemed	(2,407)	—
Change in Select Class Shares	1,223	129

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN FUNDS        APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010        J.P. MORGAN FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$8.47	$0.24	(e)	$0.48	$0.72	$(0.25)	$—	(f)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.24		(0.15)	0.09	(0.19)	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	8.47	0.23	(e)	0.48	0.71	(0.24)	—	(f)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.22		(0.16)	0.06	(0.17)	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	8.47	0.26	(e)	0.48	0.74	(0.26)	—	(f)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.25		(0.15)	0.10	(0.20)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of operations.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.94	8.62%	$87,946	0.74%		5.45%	1.59%	37%
8.47	29.77	97	0.95		6.49	2.34	81
6.90	(25.78)	75	0.95		6.38	2.21	82
9.90	0.94	101	0.96	(h)	5.85	3.18	30

8.94	8.45	47,834	1.24		5.29	1.95	37
8.47	29.15	96	1.45		5.99	2.84	81
6.90	(26.10)	74	1.45		5.88	2.71	82
9.89	0.69	101	1.46	(h)	5.35	3.68	30

8.95	8.81	31,399	0.61		5.86	1.65	37
8.47	30.08	19,368	0.70		6.74	2.09	81
6.90	(25.59)	14,893	0.70		6.63	1.96	82
9.90	1.03	20,000	0.71	(h)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on May 31, 2007. Prior to December 18, 2009, Class A, Class C and Select Class Shares were not publicly offered for investment.

Effective February 28, 2010, the Fund changed from non-diversified to diversified.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

26   J.P. MORGAN FUNDS        APRIL 30, 2010

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,063	$4,017	$—	$5,080
Austria	—	532	—	532
Belgium	468	—	—	468
Brazil	—	644	—	644
Canada	979	—	—	979
China	—	1,346	—	1,346
France	—	6,981	—	6,981
Germany	—	813	—	813
Hong Kong	—	2,094	—	2,094
Indonesia	541	—	—	541
Italy	—	834	—	834
Japan	934	4,501	—	5,435
Luxembourg	—	—	28	28
Netherlands	73	7,427	—	7,500
Norway	—	546	—	546
Singapore	—	725	—	725
South Africa	—	526	—	526
Spain	—	808	—	808
Sweden	—	659	—	659
Switzerland	—	2,177	—	2,177
Taiwan	—	803	—	803
United Kingdom	—	5,911	—	5,911
United States	18,047	—	5	18,052
Total Common Stocks	22,105	41,344	33	63,482
Preferred Stocks
Brazil	815	—	—	815
United States	143	2,689	79	2,911
Total Preferred Stocks	958	2,689	79	3,726
Debt Securities
Asset-Backed Securities	—	3,151	—	3,151
Collateralized Mortgage Obligations
United States	—	1,581	—	1,581
Convertible Bonds
Australia	—	504	—	504
Austria	—	251	—	251
Bermuda	—	275	—	275
Cayman Islands	—	260	—	260
India	—	481	—	481
Luxembourg	—	61	—	61
Netherlands	—	270	—	270
Norway	—	273	—	273
Singapore	—	189	—	189
Spain	—	470	—	470
Sweden	—	291	—	291

APRIL 30, 2010        J.P. MORGAN FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$270	$—	$270
United States	—	609	—	609
Corporate Bonds
Bahamas	—	115	—	115
Bermuda	—	1,919	—	1,919
Canada	—	1,182	6	1,188
Cayman Islands	—	197	—	197
France	—	360	—	360
Germany	—	153	—	153
Ireland	—	305	—	305
Israel	—	1,630	—	1,630
Luxembourg	—	2,298	—	2,298
Netherlands	—	907	—	907
United Arab Emirates	—	742	—	742
United Kingdom	—	352	—	352
United States	—	54,568	299	54,867
Total Corporate Bonds	—	64,728	305	65,033
Foreign Government Securities	—	7,746	—	7,746
U.S. Treasury Obligations	—	35	—	35
Loan Participations & Assignments
United States	—	2,402	—	2,402
Warrants
Canada	1	2	—	3
Short-Term Investment
Investment Company	11,287	—	—	11,287
Total Investments in Securities	$34,351	$127,882	$417	$162,650
Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—	$18
Depreciation in Other Financial Instruments
Futures Contracts	$(31)	$—	$—	$(31)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 04/30/10
Investments in Securities
Common Stocks — Luxembourg	$—	$—	$(71)	$—	$98	$1	$28
Common Stocks — United States	1	—	(23)	—	27	—	5
Corporate Bonds — Canada	—	—	6	—	—	—	6
Corporate Bonds — United States	49	(22)	55	— (a)	49	168	299
Preferred Stocks — United States	—	—	(52)	—	131	—	79
Total	$50	$(22)	$(85)	$—	$305	$169	$417

(a)	Amount rounds to less than $1,000.

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2010, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(98,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

28   J.P. MORGAN FUNDS        APRIL 30, 2010

B.  Restricted and Illiquid Securities — The Fund invests in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of April 30, 2010, were approximately $411,000 and 0.2%, respectively.

C.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D.  Futures Contracts — The Fund uses equity index and foreign and/or other financial futures to manage equity exposure to regions and countries and to hedge foreign currency risk associated with Portfolio Investments. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures contracts may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

E.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F.  Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$18
Total		$18

APRIL 30, 2010        J.P. MORGAN FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(31)
Total		$(31)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Foreign exchange contracts	56	56
Equity contracts	(5)	(5)
Total	$51	$51

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Foreign exchange contracts	33	33
Equity contracts	(31)	(31)
Total	$2	$2

The Fund’s derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The Fund had activity in foreign exchange futures contracts during the reporting period, with an average notional balance of approximately $878,000 during the reporting period ended April 30, 2010 and an ending notional balance of $832,000. The Fund held equity futures contracts with an average notional balance of approximately $1,204,000 during the month ended April 30, 2010.

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Effective April 1, 2010, dividends from net investment income are declared and paid monthly. Prior to April 1, 2010, dividends from net investment income were declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if

30   J.P. MORGAN FUNDS        APRIL 30, 2010

any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$153	$3

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

APRIL 30, 2010        J.P. MORGAN FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The contractual expense limitation agreement was in effect for the six months ended April 30, 2010. The contractual expense limitation percentages in the table above are in place until at least February 28, 2011.

Prior to February 28, 2010, the contractual expense limitations were 0.95%, 1.45% and 0.70% for Class A, Class C and Select Class Shares, respectively.

For the six months ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$93	$12	$61	$166	$62

Voluntary Waivers
Investment Advisory	Administration	Total
$9	$14	$23

Additionally the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was approximately $1,000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$150,073	$20,541	$35	$45

32   J.P. MORGAN FUNDS        APRIL 30, 2010

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$160,457	$4,132	$1,939	$2,193

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Prior to December 18, 2009, the Fund’s shares were held only by the Fund’s investment advisor. The Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2010, the Fund invested approximately 58.4% of its total investments in the United States.

APRIL 30, 2010        J.P. MORGAN FUNDS   33

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,086.20	$3.83	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,084.50	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Select Class
Actual	1,000.00	1,088.10	3.16	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34   J.P. MORGAN FUNDS        APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-INCBUILD-410

Semi-Annual Report

J.P. Morgan Funds

April 30, 2010 (Unaudited)

JPMorgan International Currency Income Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,072 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,187 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010        J.P. MORGAN FUNDS   1

JPMorgan International Currency Income Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN
Fund (Select Class Shares)*	1.17%
Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index (Primary Benchmark)	(4.77)%
Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index (Secondary Benchmark)	0.59%

Net Assets as of 4/30/2010 (In Thousands)	$785,584

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions. The US benefited from strong corporate earnings, emerging as the clear winner among developed countries during the reporting period.

Relative to the US dollar, international currencies also saw a wide divergence in performance across regions during the reporting period. In the Euro zone, sovereign-debt spreads remained under pressure during the reporting period and European currencies underperformed. The Japanese yen also underperformed. Meanwhile, the Canadian dollar benefited from the country’s economic strength, while the Australian dollar also outperformed, boosted by strong demand for commodities. Emerging market currencies were also strong, as robust consumer spending began to fuel growth in developing economies and outweighed investor concerns about monetary policy tightening.

FUND PERFORMANCE

On November 20, 2009, the Fund’s primary benchmark changed from the Barclays Capital Global Aggregate Index (ex U.S.) to the Barclays Capital Global Treasury ex U.S. 1-3 Year Index, a market value weighted index of non U.S. government securities. In addition, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index was added as a secondary benchmark.

Against its primary and secondary benchmarks, the Fund’s outperformance was driven primarily by its currency positions, particularly its underweight position in the Euro, which underperformed the U.S. dollar because of Europe’s debt crisis. In addition, the region has had a more sluggish exit from recession than the U.S., with its meager annualized GDP growth from the mid-2009 bottom driven primarily by government spending and exports, putting further pressure on the Euro. The Fund’s underweight position in the Japanese yen also contributed to relative performance, as the yen underperformed the U.S. dollar during the reporting period.

On the negative side, the Fund’s overweight of the Swiss Franc modestly detracted from relative performance. The Fund’s long duration position in Canadian Government bonds also hurt relative performance, as investors became concerned about rising interest rates as a result of the country’s economic strength. Duration measures the expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. Longer duration bonds are generally more sensitive to changes in interest rates than bonds with shorter duration.

HOW THE FUND WAS MANAGED

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies**. The Fund attempts to benefit from foreign currency strength and weakness against the US dollar. To establish overweight and underweight positions in currencies, the Fund primarily invests in foreign governments, agencies, and supranationals. However, when underlying bonds are not available, the Fund will utilize currency forwards to establish these positions. Accordingly, the Fund held roughly 20% of its assets in cash to cover its currency positions in non-deliverable forward contracts.

During the period, the Fund improved its overall credit quality by concentrating its investments in government and Triple-A rated securities. Although it was already underweight the Yen and Euro going into the reporting period, the Fund lowered its exposure to these currencies, and became more diversified across regions and less heavily weighted in Europe and Japan.

2   J.P. MORGAN FUNDS        APRIL 30, 2010

PORTFOLIO COMPOSITION BY SECURITY TYPE***

Foreign Government Securities	74.7%
Corporate Bonds	2.1
Supranational	3.4
Short-Term Investment	19.8

PORTFOLIO COMPOSITION BY COUNTRY***

Canada	14.9%
Germany	11.0
Mexico	10.4
France	8.8
Netherlands	4.6
Republic of Korea	4.4
United Kingdom	3.9
Finland	3.7
Supranational	3.4
Brazil	2.4
Sweden	2.3
Singapore	2.0
Indonesia	1.8
Hong Kong	1.6
Austria	1.3
Australia	1.2
Israel	1.1
Malaysia	1.0
Others (each less than 1.0%)	0.4
Short-Term Investment	19.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN FUNDS   3

JPMorgan International Currency Income Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		1.12%	14.56%	4.95%	5.08%
With Sales Charge*		(2.69)	10.26	3.63	3.79
CLASS C SHARES	3/30/07
Without CDSC		0.79	13.80	4.29	4.44
With CDSC**		(0.21)	12.80	4.29	4.44
CLASS R5 SHARES	3/30/07	1.28	14.93	5.33	5.45
SELECT CLASS SHARES	3/30/07	1.17	14.82	5.20	5.32

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index, the Barclays Capital Global Aggregate Index (ex-USD) and the Lipper International Income Funds Index from March 30, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index and the Barclays Capital Global Aggregate Index (ex-USD) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index is a weighted average of the foreign exchange value of the U.S. dollar against the currencies of a broad group of major U.S. trading partners. The Barclays Capital Global Aggregate Index (ex-USD) provides a broad-based measure of the global investment-grade fixed-income markets. The Barclays Capital Global Aggregate Index (ex-USD) excludes the U.S. Dollar denominated components of the Barclays Capital Global Aggregate Index. The Fund’s primary benchmark changed from the Barclays Capital Global Aggregate Index (ex-USD) to the Barclays Capital Global Treasury Ex-U.S. 1–3 Year Index to better reflect the Fund’s investment strategy. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN FUNDS        APRIL 30, 2010

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Corporate Bonds — 2.7%
		Cayman Islands — 0.0% (g)
GBP	20	Allstate Life Funding LLC, 6.375%, 01/17/11 (m)	31
		Denmark — 0.0% (g)
EUR	150	Nykredit Realkredit A/S, 4.000%, 01/01/12 (m)	208
		France — 0.0% (g)
EUR	50	Societe Generale, 5.250%, 03/28/13 (m)	72
		Germany — 1.3%
EUR	3,855	IKB Deutsche Industriebank AG, 2.625%, 03/13/12 (m)	5,269
JPY	440,000	Kreditanstalt fuer Wiederaufbau, 0.750%, 03/22/11 (m)	4,695
			9,964
		Italy — 0.0% (g)
EUR	50	Intesa Sanpaolo SpA, 5.375%, 12/19/13 (m)	73
		Netherlands — 0.0% (g)
EUR	15	Deutsche Telekom International Finance BV, 6.000%, 01/20/17 (m)	23
		Spain — 0.0% (g)
EUR	50	Iberdrola Finanzas SAU, 7.500%, 11/25/15 (m)	81
		Sweden — 1.4%
		Swedbank AB,
EUR	7,500	3.125%, 02/02/12 (m)	10,301
EUR	50	3.625%, 12/02/11 (m)	69
			10,370
		United Kingdom — 0.0% (g)
EUR	50	BAT International Finance plc, 5.375%, 06/29/17 (m)	74
		Lloyds TSB Bank plc,
EUR	60	3.750%, 11/17/11 (m)	83
EUR	50	6.250%, 04/15/14 (m)	73
			230
		United States — 0.0% (g)
EUR	50	AT&T, Inc., 6.125%, 04/02/15 (m)	76
EUR	30	Bank of America Corp., 4.625%, 02/18/14 (m)	41
EUR	50	Cellco Partnership / Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	86
EUR	10	Citigroup, Inc., 3.950%, 10/10/13 (m)	14
EUR	25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	32
EUR	50	Morgan Stanley, 5.500%, 10/02/17 (m)	69
			318
		Total Corporate Bonds (Cost $22,358)	21,370
Foreign Government Securities — 73.8%
		Australia — 1.2%
		New South Wales Treasury Corp.,
AUD	258	5.500%, 03/01/17 (m)	233
AUD	3,700	6.000%, 05/01/12 (m)	3,469
AUD	6,100	Queensland Treasury Corp., 6.000%, 06/14/11 (m)	5,713
			9,415
		Austria — 1.3%
		Republic of Austria,
EUR	35	4.350%, 03/15/19 (e) (m)	51
EUR	7,080	5.000%, 07/15/12 (e) (m)	10,222
			10,273
		Brazil — 2.4%
BRL	3,304	Federal Republic of Brazil, 10.000%, 01/01/12 (m)	18,974
		Canada — 14.8%
		Government of Canada,
CAD	114,215	3.750%, 06/01/12 (m)	116,336
CAD	15	3.750%, 06/01/19 (m)	15
CAD	70	4.000%, 06/01/16 (m)	72
			116,423
		Finland — 3.7%
		Kingdom of Finland,
EUR	15,300	4.250%, 09/15/12 (m)	21,922
EUR	5,000	5.750%, 02/23/11 (m)	6,936
			28,858
		France — 8.8%
EUR	50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	70
EUR	47,540	France Government Bond OAT, 5.000%, 10/25/11 (m)	67,349
		French Treasury Note BTAN,
EUR	1,000	3.000%, 01/12/11 (m)	1,355
EUR	20	3.000%, 07/12/14 (m)	28
			68,802

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
		Germany — 9.6%
		Bundesrepublik Deutschland,
EUR	60	3.500%, 07/04/19 (m)	84
EUR	50	4.250%, 07/04/18 (m)	74
EUR	44,320	5.000%, 07/04/11 (m)	62,017
EUR	500	5.250%, 01/04/11 (m)	687
		Kreditanstalt fuer Wiederaufbau,
EUR	25	3.875%, 01/21/19 (m)	35
EUR	30	4.125%, 07/04/17 (m)	43
JPY	1,174,000	Landwirtschaftliche Rentenbank, 1.375%, 04/25/13 (m)	12,758
			75,698
		Hong Kong — 1.6%
HKD	94,750	Hong Kong Government Bond, 3.970%, 09/19/11 (m)	12,805
		Indonesia — 1.8%
IDR	114,290,000	Republic of Indonesia, 12.500%, 03/15/13 (m)	14,266
		Israel — 1.1%
ILS	27,900	State of Israel - Shahar, 7.500%, 03/31/14 (m)	8,545
		Malaysia — 1.0%
MYR	23,620	Republic of Malaysia, 3.833%, 09/28/11 (m)	7,533
		Mexico — 10.3%
MXN	944,000	United Mexican States, 8.000%, 12/19/13 (m)	81,232
		Netherlands — 4.6%
JPY	17,000	Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)	188
		Kingdom of Netherlands,
EUR	26,250	4.000%, 01/15/11 (m)	35,803
EUR	65	4.250%, 07/15/13 (m)	95
			36,086
		Singapore — 2.0%
SGD	20,245	Republic of Singapore, 3.625%, 07/01/11 (m)	15,318
		South Korea — 4.4%
KRW	37,605,000	Republic of Korea, 4.000%, 06/10/12 (m)	34,238
		Sweden — 0.9%
SEK	48,755	Kingdom of Sweden, 5.500%, 10/08/12 (m)	7,391
		Thailand — 0.4%
		Kingdom of Thailand,
THB	66,300	4.125%, 11/01/12 (m)	2,139
THB	30,000	4.500%, 03/11/12 (m)	965
THB	4,400	5.375%, 11/30/11 (m)	144
			3,248
		United Kingdom — 3.9%
		United Kingdom Treasury Gilt,
GBP	24	2.250%, 03/07/14 (m)	37
GBP	19,255	3.250%, 12/07/11 (m)	30,545
			30,582
		Total Foreign Government Securities (Cost $587,019)	579,687
Supranational — 3.4%
		European Investment Bank,
JPY	2,180,000	1.250%, 09/20/12 (m)	23,727
EUR	100	4.250%, 10/15/14 (m)	145
GBP	1,750	4.750%, 06/06/12 (m)	2,855
		Total Supranational (Cost $28,114)	26,727
SHARES
Short-Term Investment — 19.7%
		Investment Company — 19.7%
	154,872	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $154,872)	154,872
		Total Investments — 99.6% (Cost $792,363)	782,656
		Other Assets in Excess of Liabilities — 0.4%	2,928
		NET ASSETS — 100.0%	$785,584

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN FUNDS        APRIL 30, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
26,632,179	BRL	05/26/10	14,461	15,251	790
5,731,304	CAD	05/26/10	5,690	5,642	(48)
11,549,293	CHF	05/26/10	10,714	10,735	21
2,172,091,643	CLP	05/26/10	4,134	4,186	52
925,993,509	CNY	05/26/10	136,414	135,830	(584)
2,328,821	EUR	05/26/10	3,075	3,101	26
31,947,849	ILS	05/26/10	8,544	8,568	24
908,369,162	INR	05/26/10	20,048	20,434	386
2,212,639,886	JPY	05/26/10	23,663	23,560	(103)
1,058,143,849	KRW	05/26/10	922	954	32
95,562,634	MXN	05/26/10	7,776	7,743	(33)
144,078,332	PHP	05/26/10	3,101	3,232	131
256,935,116	RUB	05/26/10	8,541	8,778	237
22,325,021	SAR	05/26/10	5,955	5,954	(1)
560,918,418	TWD	05/26/10	17,731	17,957	226
			270,769	271,925	1,156

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,526,954	BRL	05/26/10	7,539	7,746	(207)
7,240,430	CAD	05/26/10	7,234	7,128	106
8,618,330	CNY	05/26/10	1,271	1,265	6
82,778,638	EUR	05/26/10	110,179	110,221	(42)
1,050,000	GBP	05/26/10	1,612	1,607	5
15,368,367	HKD	05/26/10	1,980	1,980	— (h)
5,562,160	ILS	05/26/10	1,487	1,492	(5)
28,860,925	MXN	05/26/10	2,362	2,339	23
6,186,421	SEK	05/26/10	859	854	5
2,129,787	SGD	05/26/10	1,552	1,554	(2)
			136,075	136,186	(111)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   7

JPMorgan International Currency Income Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

AUD—	Australian Dollar

BRL—	Brazilian Real

CAD—	Canadian Dollar

CHF—	Swiss Franc

CLP—	Chilean Peso

CNY—	China Yuan Renminbi

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

IDR—	Indonesian Rupiah

ILS—	Israeli Shekel

INR—	Indian Rupee

JPY—	Japanese Yen

KRW—	Korea Republic Won

MXN—	Mexican Peso

MYR—	Malaysian Ringgit

PHP—	Philippines Piso

RUB—	Russian Ruble

SAR—	Saudi Arabia Riyal

SEK—	Swedish Krona

SGD—	Singapore Dollar

THB—	Thai Baht

TWD—	Taiwan Dollar

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	The rate shown is the current yield as of April 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN FUNDS        APRIL 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2010        J.P. MORGAN FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$627,784
Investments in affiliates, at value	154,872
Total investment securities, at value	782,656
Cash	306
Foreign currency, at value	771
Receivables:
Investment securities sold	14,997
Fund shares sold	5,062
Interest and dividends	11,617
Unrealized appreciation on forward foreign currency exchange contracts	2,070
Total Assets	817,479

LIABILITIES:
Payables:
Investment securities purchased	30,061
Fund shares redeemed	483
Unrealized depreciation on forward foreign currency exchange contracts	1,025
Accrued liabilities:
Investment advisory fees	191
Administration fees	64
Shareholder servicing fees	31
Distribution fees	1
Custodian and accounting fees	12
Trustees’ and Chief Compliance Officer’s fees	1
Other	26
Total Liabilities	31,895
Net Assets	$785,584

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN FUNDS         APRIL 30, 2010

International Currency Income Fund
NET ASSETS:
Paid in capital	$785,677
Accumulated undistributed (distributions in excess of) net investment income	1,087
Accumulated net realized gains (losses)	7,726
Net unrealized appreciation (depreciation)	(8,906)
Total Net Assets	$785,584

Net Assets:
Class A	$3,589
Class C	409
Class R5	118
Select Class	781,468
Total	$785,584

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	331
Class C	38
Class R5	11
Select Class	71,952

Net Asset Value:
Class A — Redemption price per share	$10.83
Class C — Offering price per share (a)	10.75
Class R5 — Offering and redemption price per share	10.87
Select Class — Offering and redemption price per share	10.86
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.25

Cost of investments in non-affiliates	$637,491
Cost of investments in affiliates	154,872
Cost of foreign currency	763

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010         J.P. MORGAN FUNDS   11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,636
Interest income from affiliates	3
Dividend income from affiliates	32
Foreign taxes withheld	(49)
Total investment income	4,622

EXPENSES:
Investment advisory fees	1,381
Administration fees	235
Distribution fees:
Class A	1
Class C	1
Shareholder servicing fees:
Class A	1
Class C	— (a)
Class R5	— (a)
Select Class	626
Custodian and accounting fees	76
Interest expense to affiliates	3
Professional fees	39
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	17
Registration and filing fees	57
Transfer agent fees	13
Other	10
Total expenses	2,463
Less amounts waived	(1,014)
Net expenses	1,449
Net investment income (loss)	3,173

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	94
Futures	(17)
Foreign currency transactions	7,969
Net realized gain (loss)	8,046
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(10,379)
Futures	3
Foreign currency translations	783
Change in net unrealized appreciation (depreciation)	(9,593)
Net realized/unrealized gains (losses)	(1,547)
Change in net assets resulting from operations	$1,626

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN FUNDS        APRIL 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,173	$113
Net realized gain (loss)	8,046	(137)
Change in net unrealized appreciation (depreciation)	(9,593)	945
Change in net assets resulting from operations	1,626	921

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4)	(7)
Class C
From net investment income	— (a)	(6)
Class R5
From net investment income	— (a)	(3)
Select Class
From net investment income	(2,120)	(149)
Total distributions to shareholders	(2,124)	(165)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	780,287	165

NET ASSETS:
Change in net assets	779,789	921
Beginning of period	5,795	4,874
End of period	$785,584	$5,795
Accumulated undistributed (distributions in excess of) net investment income	$1,087	$38

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2010 (Unaudited)		Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,612		$—
Dividends and distributions reinvested	4		7
Cost of shares redeemed	(249)		—
Redemption fees	—	(a)	—
Change in net assets from Class A capital transactions	$3,367		$7

Class C
Proceeds from shares issued	$691		$—
Dividends and distributions reinvested	—	(a)	6
Cost of shares redeemed	(511)		—
Redemption fees	—	(a)	—
Change in net assets from Class C capital transactions	$180		$6

Class R5
Proceeds from shares issued	$—	(a)	$—
Dividends and distributions reinvested	—	(a)	3
Cost of shares redeemed	—	(a)	—
Redemption fees	—	(a)	—
Change in net assets from Class R5 capital transactions	$—	(a)	$3

Select Class
Proceeds from shares issued	$833,111		$—
Dividends and distributions reinvested	47		149
Cost of shares redeemed	(56,419)		—
Redemption fees	1		—
Change in net assets from Select Class capital transactions	$776,740		$149

Total change in net assets from capital transactions	$780,287		$165

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN FUNDS        APRIL 30, 2010

	International Currency Income Fund
	Six Months Ended 4/30/2010 (Unaudited)		Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	333		—
Reinvested	—	(a)	—	(a)
Redeemed	(23)		—
Change in Class A Shares	310		—	(a)

Class C
Issued	65		—
Reinvested	—	(a)	—	(a)
Redeemed	(48)		—
Change in Class C Shares	17		—	(a)

Class R5
Reinvested	—	(a)	1
Change in Class R5 Shares	—	(a)	1

Select Class
Issued	76,672		—
Reinvested	4		15
Redeemed	(5,209)		—
Change in Select Class Shares	71,467		15

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Currency Income Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$10.74	$0.06	(e)	$0.06	(f)	$0.12	$(0.03)	$—	(g)
Year Ended October 31, 2009	9.34	0.19		1.52		1.71	(0.31)	—
Year Ended October 31, 2008	10.58	0.30		(1.18)		(0.88)	(0.36)	—
March 30, 2007 (h) through October 31, 2007	10.00	0.19		0.45		0.64	(0.06)	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	10.67	0.02	(e)	0.06	(f)	0.08	— (g)	—	(g)
Year Ended October 31, 2009	9.32	0.13		1.52		1.65	(0.30)	—
Year Ended October 31, 2008	10.56	0.23		(1.18)		(0.95)	(0.29)	—
March 30, 2007 (h) through October 31, 2007	10.00	0.16		0.45		0.61	(0.05)	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	10.78	0.07	(e)	0.06	(f)	0.13	(0.04)	—	(g)
Year Ended October 31, 2009	9.35	0.21		1.54		1.75	(0.32)	—
Year Ended October 31, 2008	10.59	0.33		(1.17)		(0.84)	(0.40)	—
March 30, 2007 (h) through October 31, 2007	10.00	0.21		0.45		0.66	(0.07)	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	10.77	0.07	(e)	0.06	(f)	0.13	(0.04)	—	(g)
Year Ended October 31, 2009	9.34	0.22		1.53		1.75	(0.32)	—
Year Ended October 31, 2008	10.59	0.32		(1.18)		(0.86)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	10.00	0.20		0.45		0.65	(0.06)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown may not agree with the Net realized/unrealized gains (losses) for the period shown on the Statement of Changes due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.83	1.12%	$3,589	0.77%	1.09%	1.28%	15%
10.74	18.55	231	1.10	1.92	4.00	71
9.34	(8.66)	194	1.14	2.80	3.62	68
10.58	6.43	213	1.25	3.16	7.55	56

10.75	0.79	409	1.53	0.32	1.89	15
10.67	17.86	227	1.75	1.27	4.50	71
9.32	(9.28)	193	1.75	2.09	4.09	68
10.56	6.10	212	1.75	2.66	8.05	56

10.87	1.19	118	0.53	1.30	0.98	15
10.78	18.95	116	0.80	2.22	3.55	71
9.35	(8.32)	98	0.80	3.13	3.17	68
10.59	6.64	107	0.80	3.61	7.10	56

10.86	1.17	781,468	0.58	1.26	0.98	15
10.77	18.96	5,221	0.85	2.17	3.75	71
9.34	(8.52)	4,389	0.89	3.05	3.37	68
10.59	6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Class Offered	Diversified/Non-Diversified
International Currency Income Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective November 3, 2009, Class A, Class C and Select Class Shares were publicly offered for investment. Effective December 9, 2009, Class R5 Shares were publicly offered for investment. The outstanding Class R5 Shares were redeemed on June 14, 2010 and the share class was closed.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   J.P. MORGAN FUNDS        APRIL 30, 2010

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Cayman Islands	$—	$31	$—	$31
Denmark	—	208	—	208
France	—	72	—	72
Germany	—	9,964	—	9,964
Italy	—	73	—	73
Netherlands	—	23	—	23
Spain	—	81	—	81
Sweden	—	10,370	—	10,370
United Kingdom	—	230	—	230
United States	—	318	—	318
Total Corporate Bonds	—	21,370	—	21,370
Foreign Government Securities	—	579,687	—	579,687
Supranational	—	26,727	—	26,727
Short-Term Investment
Investment Company	154,872	—	—	154,872
Total Investments in Securities	$154,872	$627,784	$—	$782,656
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,070	$—	$2,070
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,025)	$—	$(1,025)

B.  Futures Contracts — The Fund uses treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying rate or currency. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Fund held futures with an average notional balance of approximately $51,088,000 during the month ended November 30, 2009. At April 30, 2010, the Fund no longer holds positions in these investments.

C.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

APRIL 30, 2010        J.P. MORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D.  Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund increased its activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $318,344,000 and an ending settlement value of approximately $421,907,000.

E.  Summary of Derivative Information — The following table presents the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$2,070
Total		$2,070

Liabilities:
Foreign exchange contracts	Payables	(1,025)
Total		$(1,025)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(17)	$—	$(17)
Foreign exchange contracts	—	10,163	10,163
Total	$(17)	$10,163	$10,146

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$3	$—	$3
Foreign exchange contracts	—	1,032	1,032
Total	$3	$1,032	$1,035

The Fund’s derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

20   J.P. MORGAN FUNDS        APRIL 30, 2010

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusion may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor did not retain a front-end sales charge or CDSC.

APRIL 30, 2010        J.P. MORGAN FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.80%	1.55%	0.55%	0.60%

Prior to November 20, 2009, the contractual expense limitations were 1.10%, 1.75%, 0.80% and 0.85% for Class A, Class C, Class R5 and Select Class, respectively.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The contractual expense percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$459	$1	$502	$962

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was approximately $52,000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

22   J.P. MORGAN FUNDS        APRIL 30, 2010

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$665,861	$56,520	$22	$41

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$792,363	$10,519	$20,226	$(9,707)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2010, substantially all of the Fund’s net assets consists of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2010        J.P. MORGAN FUNDS   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annual Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$1,011.20	$3.84	0.77%
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class C
Actual	1,000.00	1,007.90	7.62	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R5
Actual	1,000.00	1,011.90	2.64	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,011.70	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24   J.P. MORGAN FUNDS        APRIL 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-INTLCUR-410

Semi-Annual Report

Highbridge Funds

April 30, 2010 (Unaudited)

Highbridge Dynamic Commodities Strategy Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Consolidated Schedule of Portfolio Investments	5
Consolidated Financial Statements	10
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	16
Schedule of Shareholder Expenses	23

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“... Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year. There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures, and other issues could upset still-tentative progress to recovery.

In this time of market uncertainty, we believe it’s important to maintain a balanced portfolio that has the potential to safeguard your investments from possible market volatility. At J.P. Morgan Funds, we’re committed to providing you with innovative diversification opportunities that may help you increase return potential and reduce risks in today’s growing global economy. One example is the Highbridge Dynamic Commodities Strategy Fund.

Seeks to provide alpha, with less volatility

As part of a balanced investment strategy, commodities can not only provide diversification opportunities, but also can provide an inflation hedge. The Highbridge Dynamic Commodities Strategy Fund — subadvised by Highbridge Capital Management LLC — seeks to offer investors a less volatile approach to commodities investing. The Fund not only seeks to capture greater return potential by actively investing in a broad mix of commodity-linked instruments, but also seeks to preserve capital in down markets by reducing targeted risk as the strategy underperforms.

As the euro crisis unfolds, maintain a balanced portfolio

As the European debt crisis continues to unravel, there is a great deal of uncertainty about how the European governments will follow through on the support of the euro. Certainly, there is no mathematical formula or model that can predict the behavior of governments or their financial systems. Perhaps the one scenario that we can be reasonably sure of is the market’s sensitivity to these ongoing geopolitical challenges. These risks remind us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010        HIGHBRIDGE FUNDS   1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY
FOR THE PERIOD JANUARY 13, 2010 (FUND INCEPTION DATE) THROUGH APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.13%
Dow Jones-UBS Commodity Index Total Return (Primary Benchmark)	(3.75)%

Net Assets as of 4/30/2010 (In Thousands)	$49,466

MARKET OVERVIEW

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December of 2009, rising in lockstep before the start of 2010, when concerns about monetary policy tightening in China and the debt crisis in Europe began to pull regional markets in different directions.

Among commodities, investor concerns about the potential fallout from the debt crisis in Greece spurred a perceived flight to safety, boosting precious metals. Meanwhile, industrial metals finished the reporting period slightly higher overall, but performance among individual commodities within the sector varied. Nickel was the best performing commodity in the primary benchmark, rising almost 50% for the reporting period amid declining supply and continued infrastructure development in emerging markets, particularly China. Conversely, lead and zinc prices declined after rising strongly in 2009, as investors began to view these commodities as overvalued.

The energy sector was dragged down by natural gas, which declined due to continued oversupply. In agriculture, ample supply, fortified by bullish crop forecasts and the absence of adverse weather conditions, generally weighed on grain prices, especially corn and wheat. Sugar saw wide swings in its price, ending the reporting period sharply lower.

FUND PERFORMANCE

The Highbridge Dynamic Commodities Strategy Fund (Select Class Shares) outperformed its primary benchmark for the period January 13, 2010 (the Fund’s inception date) through April 30, 2010.

The Fund’s relative performance benefited from its positioning in the energy sector, helped most by its underweight position in natural gas, which is one of the largest exposures within the primary benchmark and traded significantly lower during the reporting period.

Looking at the energy ex natural gas sector, the Fund was positioned to benefit from an improving “crack spread,” as it was underweight crude oil and overweight the petroleum products. The crack spread measures the difference between the price of crude oil and the products extracted from it: heating oil and gasoline. During the reporting period, the crack spread improved as gasoline and heating oil prices rose more than crude oil prices, adding to the Fund’s absolute return. However, while the price of crude oil lagged heating oil and gasoline prices during the reporting period, it still posted a positive absolute return. Accordingly, this hurt the Fund’s relative performance, as the primary benchmark had more exposure to the energy ex-natural gas sector.

In January 2010, lingering effects of poor weather conditions in Brazil and India, major harvesters of sugar, supported the Fund’s initial overweight position as sugar continued to rally during the month. In February, supply came to market and sugar quickly gave back some of its gains. Accordingly, the Fund’s overweight was the biggest detractor from relative performance in February. As news about increasing sugar supply continued to weigh on investor sentiment about sugar prices, the Fund’s portfolio managers reduced the Fund’s overweight exposure and became slightly underweight sugar. This change in positioning helped offset the negative contribution as sugar prices continued to decline. For the reporting period, the price of sugar declined by more than 40% and was the worst performing commodity in the primary benchmark.

HOW THE FUND WAS MANAGED

The Fund seeks long-term total return and invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities**. The Fund’s derivative instruments are backed by a portfolio of high-quality fixed income securities, such as commercial paper or other instruments that generally have a weighted average maturity of 90-days or less.

The Fund’s portfolio managers have developed a systematic and fundamental investment approach that utilizes a proprietary quantitative model with an emphasis on risk management. This unique process includes both a fixed volatility target and drawdown control process (which decreases (increases) the conditional risk target as the portfolio underperforms (outperforms)). As a result, the Fund may not participate fully as markets rise, but may also provide downside protection when markets decline.

2   HIGHBRIDGE FUNDS        APRIL 30, 2010

Cash Investments***
U.S. Government Agency Securities	41.4%
Investment Companies	29.8
Commercial Paper	17.0
Certificates of Deposit	11.8

Net Commodity Exposure****
Precious Metals and Financial Commodities	89.2%
Industrial Metals	30.0
Agriculture	13.1
Energy	10.7

Total Commodity Exposure****
Total Net Exposure	143.0%
Total Gross Exposure	188.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of total net assets.

APRIL 30, 2010        HIGHBRIDGE FUNDS   3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY
FOR THE PERIOD JANUARY 13, 2010 (FUND INCEPTION DATE) THROUGH APRIL 30, 2010 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		2.07%
With Sales Charge*		(3.28)
CLASS C SHARES	1/13/10
Without CDSC		1.93
With CDSC**		0.93
SELECT CLASS SHARES	1/13/10	2.13

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 4/30/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities Funds Average from January 13, 2010 to April 30, 2010. The performance of the Lipper Commodities Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Commodities Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. The Lipper Commodities Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   HIGHBRIDGE FUNDS        APRIL 30, 2010

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — 9.4%
500	Banco Bilbao Vizcaya Argentaria, 0.301%, 10/08/10	500
500	Bank of Nova Scotia, (Canada), 0.300%, 09/03/10	499
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
600	0.300%, 07/09/10	600
100	0.400%, 10/12/10	100
700	BNP Paribas, 0.300%, 07/12/10	700
360	Commerzbank AG, 0.230%, 05/05/10	360
	Credit Agricole Corporate and Investment Bank,
300	0.280%, 07/12/10	300
100	0.331%, 10/12/10	100
300	0.350%, 09/15/10	300
	Svenska Handelsbanken AB,
500	0.260%, 07/01/10	500
300	0.270%, 07/06/10	300
400	UniCredit Bank AG, 0.340%, 07/07/10	400
	Total Certificates of Deposit (Cost $4,659)	4,659
Commercial Paper — 13.5% (n)
	ASB Finance Ltd.,
500	0.210%, 05/19/10 (e) (m)	500
300	0.335%, 10/08/10 (e)	300
700	Bank of America Corp., 0.230%, 05/13/10	700
400	Banque et Caisse d’Epargne de L’Etat, (Luxembourg), 0.200%, 05/14/10	400
510	Danske Corp., 0.230%, 05/26/10 (e)	510
500	Erste Finance Delaware LLC, 0.230%, 05/03/10 (e)	500
400	Intesa Funding LLC, 0.201%, 05/25/10	400
500	National Bank of Canada, 0.200%, 05/14/10	500
300	NRW.BANK, (Germany), 0.311%, 09/10/10	300
650	RBS Holdings USA, Inc., 0.360%, 07/23/10 (e)	649
300	Santander Central Hispano Finance Delaware, Inc., 0.350%, 08/16/10	300
500	Societe Generale North America, Inc., 0.215%, 05/20/10	500
528	Sumitomo Mitsui Banking Corp., (Japan), 0.267%, 07/06/10 (e)	528
600	Westpac Securities NZ Ltd., (New Zealand), 0.300%, 09/03/10 (e)	599
	Total Commercial Paper (Cost $6,686)	6,686
U.S. Government Agency Securities — 32.9% (n)
3,148	Federal Farm Credit Bank, DN, 0.060%, 05/03/10 (m)	3,148
	Federal Home Loan Bank,
4,128	DN, 0.060%, 05/03/10 (m)	4,128
1,000	DN, 0.155%, 05/19/10 (m)	1,000
1,000	DN, 0.170%, 06/07/10 (m)	1,000
1,000	DN, 0.190%, 07/21/10 (m)	999
1,000	Federal Home Loan Mortgage Corp., DN, 0.160%, 05/27/10 (m)	1,000
	Federal National Mortgage Association,
3,000	DN, 0.160%, 06/23/10 (m)	3,000
2,000	DN, 0.180%, 07/14/10 (m)	1,999
	Total U.S. Government Agency Securities (Cost $16,274)	16,274

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 23.8%
10,036	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%† (b) (l) (m)	10,036
1,705	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.040%† (b) (l) (m)	1,705
	Total Investment Companies (Cost $11,741)	11,741
	Total Investments —79.6% (Cost $39,360)	39,360
	Other Assets in Excess of Liabilities — 20.4%	10,106
	NET ASSETS — 100.0%	$49,466

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2010        HIGHBRIDGE FUNDS   5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
248	Australian Dollar	06/14/10	$22,828	$154
36	Lean Hogs*	06/14/10	1,243	15
				$169

Return Swaps on Commodities

SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Newedge USA, LLC
	Long Positions
	CBOT Corn July 2010 Futures	06/23/10	$525	$26
	CBOT Soybean July 2010 Futures	06/23/10	1,299	38
	CBOT Soybean Meal July 2010 Futures	06/23/10	1,260	34
	CBOT Soybean Oil July 2010 Futures	06/23/10	117	(3)
	CBOT Wheat July 2010 Futures	06/23/10	428	13
	COMEX Silver July 2010 Futures	06/23/10	1,118	55
	NYBOT-ICE Sugar #11 July 2010 Futures	06/23/10	68	(9)
	NYBOT-ICE Cotton No. 2 July 2010 Futures	06/17/10	1,178	35
	NYBOT-ICE Coffee ‘C’ July 2010 Futures	06/15/10	1,218	9
	LME Copper June 2010 Futures	06/09/10	4,820	(332)
	LME Lead June 2010 Futures	06/09/10	277	2
	LME Nickel June 2010 Futures	06/09/10	1,261	57
	LME Primary Aluminum June 2010 Futures	06/09/10	1,232	(99)
	LME Tin June 2010 Futures	06/09/10	364	(1)
	CME Live Cattle June 2010 Futures	06/01/10	641	15
	COMEX Gold 100 oz. June 2010 Futures	05/21/10	8,501	539
	NYMEX Gasoline RBOB June 2010 Futures	05/21/10	1,008	34
	LME Copper May 2010 Futures	05/12/10	6,293	245
	LME Lead May 2010 Futures	05/12/10	1,159	11
	LME Nickel May 2010 Futures	05/12/10	1,733	392
	LME Primary Aluminum May 2010 Futures	05/12/10	3,960	81
	LME Tin May 2010 Futures	05/12/10	1,091	15
	LME Zinc May 2010 Futures	05/12/10	791	(22)

	Short Positions
	CBOT Corn July 2010 Futures	06/23/10	(2,120)	(111)
	CBOT Soybean July 2010 Futures	06/23/10	(250)	(12)
	CBOT Soybean Meal July 2010 Futures	06/23/10	(176)	(11)
	CBOT Soybean Oil July 2010 Futures	06/23/10	(140)	2
	CBOT Wheat July 2010 Futures	06/23/10	(2,113)	(65)
	NYBOT-ICE Sugar #11 July 2010 Futures	06/23/10	(1,425)	70
	NYBOT-ICE Coffee ‘C’ July 2010 Futures	06/15/10	(660)	(10)
	LME Copper June 2010 Futures	06/09/10	(1,854)	117
	LME Lead June 2010 Futures	06/09/10	(998)	(24)
	LME Nickel June 2010 Futures	06/09/10	(158)	(7)
	LME Primary Aluminum June 2010 Futures	06/09/10	(560)	27
	LME Tin June 2010 Futures	06/09/10	(364)	4

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        APRIL 30, 2010

SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Newedge USA, LLC — Continued
	Short Positions — Continued
	LME Zinc June 2010 Futures	06/09/10	$(113)	$6
	CME Live Cattle June 2010 Futures	06/01/10	(339)	(6)
	COMEX Gold 100 oz. June 2010 Futures	05/21/10	(472)	(32)
	NYMEX Natural Gas June 2010 Futures	05/19/10	(118)	6
	NYMEX WTI Crude June 2010 Futures	05/13/10	(86)	(1)
	LME Copper May 2010 Futures	05/12/10	(6,293)	31
	LME Lead May 2010 Futures	05/12/10	(1,159)	(17)
	LME Nickel May 2010 Futures	05/12/10	(1,733)	(245)
	LME Primary Aluminum May 2010 Futures	05/12/10	(3,960)	6
	LME Tin May 2010 Futures	05/12/10	(1,091)	(24)
	LME Zinc May 2010 Futures	05/12/10	(791)	16
				$855

Prudential
	Long Positions
	COMEX Silver July 2010 Futures	07/28/10	$6,244	$184
	LME Copper July 2010 Futures	07/28/10	4,276	(192)
	NYBOT-ICE Cocoa July 2010 Futures	07/15/10	2,462	59
	CBOT Soybean Meal July 2010 Futures	07/14/10	1,172	45
	CBOT Soybean Oil July 2010 Futures	07/14/10	47	(2)
	NYBOT-ICE Cotton No. 2 July 2010 Futures	07/08/10	3,113	55
	CME Live Cattle June 2010 Futures	06/30/10	75	(1)
	NYBOT-ICE Sugar #11 July 2010 Futures	06/30/10	51	(7)
	COMEX Gold 100 oz. June 2010 Futures	06/28/10	5,904	68
	CME Lean Hogs June 2010 Futures	06/14/10	35	— (h)
	LME Copper June 2010 Futures	06/14/10	5,562	(166)
	LME Lead June 2010 Futures	06/14/10	555	(27)
	LME Nickel June 2010 Futures	06/14/10	3,468	40
	LME Primary Aluminum June 2010 Futures	06/14/10	3,527	(241)
	LME Tin June 2010 Futures	06/14/10	1,821	(112)
	LME Zinc June 2010 Futures	06/14/10	511	(35)
	NYMEX Gasoline RBOB June 2010 Futures	05/28/10	7,659	221
	NYMEX Heating Oil June 2010 Futures	05/28/10	1,751	57
	COMEX Silver May 2010 Futures	05/26/10	372	5
	LME Copper May 2010 Futures	05/26/10	334	(33)
	NYMEX Natural Gas June 2010 Futures	05/26/10	157	(8)
	NYMEX WTI Crude June 2010 Futures	05/20/10	86	1
	LME Primary Aluminum May 2010 Futures	05/17/10	56	— (h)
	CBOT Corn May 2010 Futures	05/14/10	110	4

	Short Positions
	LME Copper July 2010 Futures	07/28/10	(503)	25
	NYBOT-ICE Cocoa July 2010 Futures	07/15/10	(227)	(23)
	CBOT Wheat July 2010 Futures	07/14/10	(252)	(7)
	NYBOT-ICE Cotton No. 2 July 2010 Futures	07/08/10	(252)	(8)
	CME Live Cattle June 2010 Futures	06/30/10	(38)	— (h)
	NYBOT-ICE Sugar #11 July 2010 Futures	06/30/10	(424)	57

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2010        HIGHBRIDGE FUNDS   7

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

(Amounts in thousands)

SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Prudential — Continued
	Short Positions — Continued
	CME Lean Hogs June 2010 Futures	06/14/10	$(35)	$— (h)
	LME Copper June 2010 Futures	06/14/10	(2,595)	139
	LME Lead June 2010 Futures	06/14/10	(721)	25
	LME Nickel June 2010 Futures	06/14/10	(473)	(25)
	LME Primary Aluminum June 2010 Futures	06/14/10	(2,407)	197
	LME Tin June 2010 Futures	06/14/10	(1,002)	44
	LME Zinc June 2010 Futures	06/14/10	(1,078)	37
	NYMEX Gasoline RBOB June 2010 Futures	05/28/10	(705)	(23)
	COMEX Silver May 2010 Futures	05/26/10	(372)	(19)
	LME Copper May 2010 Futures	05/26/10	(334)	24
	NYMEX Natural Gas June 2010 Futures	05/26/10	(1,882)	64
	NYMEX WTI Crude June 2010 Futures	05/20/10	(2,585)	(42)
	LME Primary Aluminum May 2010 Futures	05/17/10	(56)	1
	CBOT Corn May 2010 Futures	05/14/10	(110)	(1)
				$380
Total				$1,235

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        APRIL 30, 2010

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)

CBOT—	Chicago Board of Trade

CME—	Chicago Mercantile Exchange

COMEX—	Commodity Exchange, Inc.

DN—	Discount Notes

LME—	London Metal Exchange

NYBOT-ICE—	New York Board of Trade-Intercontinental Exchange

NYMEX—	New York Mercantile Exchange

*—	These contracts provide for cash settlement based on the price of the underlying commodity.

†—	Approximately $4,195,000 of the Funds is restricted as collateral to various brokers.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	The rate shown is the current yield as of April 30, 2010.

(m)—	All or a portion of this security is pledged and segregated with the custodian and/or reserved for current holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts as applicable.

(n)—	The rate shown is the effective yield at the date of purchase.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2010        HIGHBRIDGE FUNDS   9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$27,619
Investments in affiliates, at value	7,546
Investments in affiliates – restricted, at value	4,195
Total investment securities, at value	39,360
Deposit at broker for futures contracts	844
Receivables:
Fund shares sold	9,177
Interest and dividends	1
Outstanding swap contracts, at value	3,238
Due from Advisor	72
Prepaid expenses and other assets	30
Total Assets	52,722

LIABILITIES:
Due to custodian	379
Due to broker	705
Payables:
Fund shares redeemed	21
Variation margin on futures contracts	25
Outstanding swap contracts, at value	2,003
Accrued liabilities:
Administration fees	2
Interest expense	1
Distribution fees	1
Custodian and accounting fees	77
Trustees’ and Chief Compliance Officer’s fees	1
Other	41
Total Liabilities	3,256
Net Assets	$49,466

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        APRIL 30, 2010

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid in capital	$48,623
Accumulated net investment loss	(101)
Accumulated net realized gains (losses)	(460)
Net unrealized appreciation (depreciation)	1,404
Total Net Assets	$49,466

Net Assets:
Class A	$14,945
Class C	735
Select Class	33,786
Total	$49,466

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	976
Class C	48
Select Class	2,205

Net Asset Value:
Class A — Redemption price per share	$15.31
Class C — Offering price per share(a)	15.29
Select Class — Offering and redemption price per share	15.32
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.16

Cost of investments in non-affiliates	$27,619
Cost of investments in affiliates	11,741

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2010        HIGHBRIDGE FUNDS   11

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2010 (Unaudited)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$8
Dividend income from affiliates	1
Total investment income	9

EXPENSES:
Investment advisory fees	93
Administration fees	9
Distribution fees:
Class A	—	(a)
Class C	—	(a)
Shareholder servicing fees:
Class A	—	(a)
Class C	—	(a)
Select Class	19
Custodian and accounting fees	78
Interest expense (See Note 2.C.)	3
Professional fees	254
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	12
Registration and filing fees	19
Transfer agent fees	2
Other	38
Total expenses	542
Less amounts waived	(108)
Less expense reimbursements	(324)
Net expenses	110
Net investment income (loss)	(101)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	—	(a)
Futures	121
Swaps	(581)
Net realized gain (loss)	(460)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	—	(a)
Futures	169
Swaps	1,235
Change in net unrealized appreciation (depreciation)	1,404
Net realized/unrealized gains (losses)	944
Change in net assets resulting from operations	$843

(a)	Amount rounds to less than $1,000.

(b)	Commencement of operations was January 13, 2010.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        APRIL 30, 2010

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
Period Ended 4/30/2010 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(101)
Net realized gain (loss)	(460)
Change in net unrealized appreciation (depreciation)	1,404
Change in net assets resulting from operations	843

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	48,623

NET ASSETS:
Change in net assets	49,466
Beginning of period	—
End of period	$49,466
Accumulated net investment loss	$(101)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,769
Cost of shares redeemed	(21)
Change in net assets from Class A capital transactions	$14,748
Class C
Proceeds from shares issued	$728
Change in net assets from Class C capital transactions	$728
Select Class
Proceeds from shares issued	$33,147
Change in net assets from Select Class capital transactions	$33,147

Total change in net assets from capital transactions	$48,623

SHARE TRANSACTIONS:
Class A
Issued	978
Redeemed	(2)
Change in Class A Shares	976
Class C
Issued	48
Change in Class C Shares	48
Select Class
Issued	2,205
Change in Select Class Shares	2,205

(a)	Commencement of operations was January 13, 2010.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2010        HIGHBRIDGE FUNDS   13

CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Highbridge Dynamic Commodities Strategy Fund
Class A
January 13, 2010 (e) through April 30, 2010 (Unaudited)	$15.00	$(0.08	)(f)	$0.39	$0.31	$15.31

Class C
January 13, 2010 (e) through April 30, 2010 (Unaudited)	15.00	(0.09	)(f)	0.38	0.29	15.29

Select Class
January 13, 2010 (e) through April 30, 2010 (Unaudited)	15.00	(0.06	)(f)	0.38	0.32	15.32

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(h)	Includes interest expense of 0.04%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        APRIL 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

2.07%	$14,945	1.66	%(h)	(1.53)%	5.05	%(g)	0%

1.93	735	2.18	(h)	(2.07)	6.63	(g)	0

2.13	33,786	1.44	(h)	(1.32)	7.18	(g)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2010        HIGHBRIDGE FUNDS   15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C and Select Class	Non-Diversified

The Fund commenced operations on January 13, 2010. Prior to March 10, 2010, Class A, Class C and Select Class Shares were not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2010, net assets of the Fund were approximately $49,466,000, of which approximately $10,825,000 or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary. The Consolidated Schedule of Portfolio Investments includes positions of the Fund and the Subsidiary. The financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16   HIGHBRIDGE FUNDS        APRIL 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Consolidated Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities#	$11,741	$27,619	$—	$39,360
Appreciation in Other Financial Instruments
Futures Contracts	$169	$—	$—	$169
Swaps	—	3,238	—	3,238
Depreciation in Other Financial Instruments
Swaps	$—	$(2,003)	$—	$(2,003)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Consolidated Schedule of Portfolio Investments (“SOI”). Level 1 consists of two affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Consolidated Schedule of Portfolio Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Fund’s average notional balance of futures contracts during the period was approximately $12,805,000 and the ending notional balance was approximately $24,071,000.

C.  Return Swaps on Commodities — The Fund uses return swaps on commodities to obtain long and short exposure to commodities markets.

The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the Consolidated Statement of Operations. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument.

Upon entering a swap, the Fund is required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral balances investment in affiliated money market funds as of April 30, 2010 were $4,195,000, which are reported on the Consolidated Statement of Assets and Liabilities as Investments in Affiliates — Restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest Expense on the Consolidated Statement of Operations.

APRIL 30, 2010        HIGHBRIDGE FUNDS   17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. These amounts are included as Due to Broker on the Consolidated Statement of Assets and Liabilities.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) Liquidity risk related to the lack of a liquid market for these contracts allowing the funds to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s activities in return swaps are concentrated with two counterparties. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Consolidated Statement of Assets and Liabilities).

The Fund’s average notional balance of swaps during the period was approximately $72,678,000 and the ending notional balance was approximately $132,714,000.

D. Offering and Organization Costs

Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Subsidiary and the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Consolidated Statement of Operations.

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Consolidated Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Consolidated Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$15	$3,238
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	154	—
Total		$169	$3,238
Liabilities:
Commodity contracts	Payables	$—	$(2,003)
Total		$—	$(2,003)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Portfolio Investments. The Consolidated Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Consolidated Statement of Operations for the period ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$(4)	$(581)	$(585)
Foreign exchange contracts	125	—	125
Total	$121	$(581)	$(460)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$15	$1,235	$1,250
Foreign exchange contracts	154	—	154
Total	$169	$1,235	$1,404

The Fund’s derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

18   HIGHBRIDGE FUNDS        APRIL 30, 2010

F.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund and the Subsidiary. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and the Subsidiary and for such services is paid fees. The fee for services to the Fund is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the subsidiary.

APRIL 30, 2010        HIGHBRIDGE FUNDS   19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Advisor and HCM make the day-to-day investment decisions for the Fund and Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2010, the annualized effective rate was 0.10% of the Fund’s average daily net assets. In consideration for services rendered to the Subsidiary, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2010, the Distributor retained approximately less than $1,000 in a front-end sales charge and $0 in a CDSC.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Consolidated Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Consolidated Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Consolidated Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.65%	2.15%	1.40%

The contractual expense limitation agreements were in effect for the period ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the period ended April 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$68	$3	$19	$90	$192

20   HIGHBRIDGE FUNDS        APRIL 30, 2010

For the period ended April 30, 2010, the Subsidiary’s service providers waived fees and/or reimbursed expenses for the Subsidiary as follows (amounts in thousands). None of these parties expects the Subsidiary to repay any such waived fees and reimbursed expenses in future years.

Voluntary Waivers
Investment Advisory	Administration	Total	Voluntary Reimbursements
$16	$2	$18	$132

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of waivers resulting from investments in the money market funds for the period ended April 30, 2010 were as follows:

Direct Investment		Cash Collateral Investment
—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Consolidated Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended April 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2010, there were no purchases and sales of long-term investments. Additionally, during the period ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$39,360	$1	$1	$—	(a)

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was

APRIL 30, 2010        HIGHBRIDGE FUNDS   21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940 (or 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Consolidated Statement of Operations. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at April 30, 2010 or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is party to derivative contracts governed by an International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account.

22   HIGHBRIDGE FUNDS        APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual*	$1,000.00	$1,020.70	$4.92	1.66%
Hypothetical**	1,000.00	1,009.79	4.89	1.66
Class C
Actual*	1,000.00	1,019.30	6.45	2.18
Hypothetical**	1,000.00	1,008.27	6.42	2.18
Select Class
Actual*	1,000.00	1,021.30	4.27	1.44
Hypothetical**	1,000.00	1,010.44	4.24	1.44

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the actual period). Commencement of operations was January 13, 2010.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).

APRIL 30, 2010        HIGHBRIDGE FUNDS   23

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-HDCS-410

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 9, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

July 9, 2010